UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Hackett, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-7553

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Matthews Asia Funds  |  Annual Report

December 31, 2021  |  matthewsasia.com

GLOBAL EMERGING MARKETS STRATEGIES

Matthews Emerging Markets Equity Fund

Matthews Emerging Markets Small Companies Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews Asia ESG Fund

Matthews Asia Innovators Fund

Matthews China Fund

Matthews China Small Companies Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA FIXED INCOME STRATEGIES

Matthews Asia Total Return Bond Fund

Matthews Asia Credit Opportunities Fund

Paper copies of the Funds’ annual and semi-annual shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website matthewsasia.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive paper copies of shareholder reports and other communications from the Funds anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.789.ASIA (2742).

Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held directly with Matthews Asia Funds.

Investor Class Performance and Expense Ratios (December 31, 2021) (unaudited)

		Average Annual Total Return†				2021 Annual Operating Expense Ratios*	2021 Annual Operating Expense Ratios after Fee Waiver and Expense Reim- bursement**		Prospectus Expense Ratios‡	Prospectus Expense Ratios after Fee Waiver and Expense Reim- bursement‡
Investor Class	1 year	5 years	10 years	Since Inception	Inception Date
GLOBAL EMERGING MARKETS STRATEGIES

Emerging Markets Equity Fund (MEGMX)	-0.60%	n.a.	n.a.	32.61%	4/30/20	1.52%	1.13%	[1]	2.77%	1.08%	[1]

Emerging Markets Small Companies Fund (MSMLX)§	22.14%	17.13%	11.28%	12.97%	9/15/08	1.51%	1.36%	[3]	1.67%	1.40%	[3]
ASIA GROWTH STRATEGIES

Asia Growth Fund (MPACX)	-14.65%	13.03%	10.23%	9.54%	10/31/03	1.07%	1.07%		1.08%	1.08%

Pacific Tiger Fund (MAPTX)	-4.41%	11.15%	8.89%	8.66%	9/12/94	1.06%	1.03%	[2]	1.08%	1.06%	[2]

Asia ESG Fund (MASGX)	11.76%	16.76%	n.a.	10.81%	4/30/15	1.20%	1.40%	[3]	1.42%	1.38%	[3]

Asia Innovators Fund (MATFX)	-13.10%	21.21%	15.43%	6.04%	12/27/99	1.09%	1.09%		1.10%	1.10%

China Fund (MCHFX)	-12.26%	16.16%	8.91%	10.10%	2/19/98	1.06%	1.06%		1.09%	1.09%

China Small Companies Fund (MCSMX)	-3.59%	24.73%	15.50%	10.85%	5/31/11	1.48%	1.43%	[3]	1.52%	1.43%	[3]

India Fund (MINDX)	18.11%	10.73%	12.89%	10.91%	10/31/05	1.10%	1.10%		1.15%	1.15%

Japan Fund (MJFOX)	-1.92%	11.27%	11.34%	6.78%	12/31/98	0.95%	0.95%		0.95%	0.95%

Korea Fund (MAKOX)	-0.33%	10.24%	9.06%	6.51%	1/3/95	1.13%	1.13%		1.19%	1.19%
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MACSX)	0.04%	8.10%	6.56%	8.87%	9/12/94	1.07%	1.07%		1.09%	1.09%

Asia Dividend Fund (MAPIX)	-2.83%	10.76%	9.29%	9.09%	10/31/06	1.03%	1.02%	[2]	1.03%	1.02%	[2]

China Dividend Fund (MCDFX)	-0.49%	11.99%	11.55%	10.06%	11/30/09	1.12%	1.12%		1.15%	1.15%
ASIA FIXED INCOME STRATEGIES

Asia Total Return Bond Fund (MAINX)	-4.06%	3.70%	4.17%	4.08%	11/30/11	1.05%	1.05%		1.15%	1.12%	[1]

Asia Credit Opportunities Fund (MCRDX)	-6.35%	2.51%	n.a.	3.03%	4/29/16	1.07%	1.07%		1.14%	1.14%	[1]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	Before fee waivers and expense reimbursement.

**	Expense ratio represents the actual expense ratio a shareholder would have paid if they had been invested the entire year.

‡

These figures are from the Funds’ prospectus dated as of April 30, 2021, and may differ from the actual expense ratios for fiscal year 2021, as shown in the financial highlights section of this report.

§	The Fund’s name changed from Matthews Asia Small Companies Fund to Matthews Emerging Markets Small Companies Fund on April 30, 2021.

1

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund is not subject to recoupment. For the Matthews Emerging Markets Equity Fund, if the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2023 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2023 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% (except for the Matthews Emerging Markets Small Companies Fund, which has an expense limitation of 1.15% for the Institutional Class) first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation (or 1.15% for the Matthews Emerging Markets Small Companies Fund), to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20% (or 1.15% for the Matthews Emerging Markets Small Companies Fund). If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2023 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2	MATTHEWS ASIA FUNDS

Institutional Class Performance and Expense Ratios (December 31, 2021) (unaudited)

		Average Annual Total Return†				2021 Annual Operating Expense Ratios*	2021 Annual Operating Expense Ratios after Fee Waiver and Expense Reim- bursement**		Prospectus Expense Ratios‡	Prospectus Expense Ratios after Fee Waiver and Expense Reim- bursement‡
Institutional Class	1 year	5 years	10 years	Since Inception	Inception Date
GLOBAL EMERGING MARKETS STRATEGIES

Emerging Markets Equity Fund (MIEFX)	-0.43%	n.a.	n.a.	32.90%	4/30/20	1.38%	0.90%	[1]	2.66%	0.90%	[1]

Emerging Markets Small Companies Fund (MISMX)§	22.39%	17.37%	n.a.	9.70%	4/30/13	1.38%	1.16%	[3]	1.53%	1.15%	[3]
ASIA GROWTH STRATEGIES

Asia Growth Fund (MIAPX)	-14.55%	13.21%	10.42%	8.23%	10/29/10	0.92%	0.92%		0.95%	0.95%

Pacific Tiger Fund (MIPTX)	-4.29%	11.31%	9.07%	6.99%	10/29/10	0.92%	0.90%	[2]	0.94%	0.92%	[2]

Asia ESG Fund (MISFX)	11.98%	17.00%	n.a.	11.05%	4/30/15	1.07%	1.20%	[3]	1.29%	1.20%	[3]

Asia Innovators Fund (MITEX)	-12.97%	21.42%	n.a.	15.32%	4/30/13	0.93%	0.93%		0.95%	0.95%

China Fund (MICFX)	-12.07%	16.38%	9.10%	5.95%	10/29/10	0.91%	0.91%		0.93%	0.93%

China Small Companies Fund (MICHX)	-3.35%	n.a.	n.a.	19.94%	11/30/17	1.31%	1.20%	[3]	1.37%	1.20%	[3]

India Fund (MIDNX)	18.28%	10.91%	13.08%	7.01%	10/29/10	0.96%	0.96%		1.03%	1.03%

Japan Fund (MIJFX)	-1.83%	11.35%	11.45%	10.44%	10/29/10	0.89%	0.89%		0.91%	0.91%

Korea Fund (MIKOX)	-0.16%	10.40%	9.18%	8.36%	10/29/10	0.98%	0.98%		1.05%	1.05%
ASIA GROWTH AND INCOME STRATEGIES

Asian Growth and Income Fund (MICSX)	0.18%	8.26%	6.73%	5.18%	10/29/10	0.94%	0.94%		0.96%	0.96%

Asia Dividend Fund (MIPIX)	-2.67%	10.87%	9.42%	7.66%	10/29/10	0.92%	0.91%	[2]	0.93%	0.93%	[2]

China Dividend Fund (MICDX)	-0.38%	12.15%	11.73%	9.30%	10/29/10	0.97%	0.97%		1.02%	1.02%
ASIA FIXED INCOME STRATEGIES

Asia Total Return Bond Fund (MINCX)	-3.89%	3.92%	4.38%	4.29%	11/30/11	0.91%	0.90%	[1]	1.00%	0.90%	[1]

Asia Credit Opportunities Fund (MICPX)	-6.24%	2.73%	n.a.	3.25%	4/29/16	0.93%	0.90%	[1]	0.98%	0.90%	[1]

†	Annualized performance for periods of at least one year, otherwise cumulative.

*	Before fee waivers and expense reimbursement.

**	Expense ratio represents the actual expense ratio a shareholder would have paid if they had been invested the entire year.

‡

These figures are from the Funds’ prospectus dated as of April 30, 2021, and may differ from the actual expense ratios for fiscal year 2021, as shown in the financial highlights section of this report.

§	The Fund’s name changed from Matthews Asia Small Companies Fund to Matthews Emerging Markets Small Companies Fund on April 30, 2021.

1

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund is not subject to recoupment. For the Matthews Emerging Markets Equity Fund, if the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2023 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2023 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3

Matthews has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20%% (except for the Matthews Emerging Markets Small Companies Fund, which has an expense limitation of 1.15% for the Institutional Class). If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2023 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

matthewsasia.com | 800.789.ASIA	3

Cover photo: Tea plantations in Xijian, China

This report has been prepared for Matthews International Funds (d/b/a Matthews Asia Funds) shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. Additional copies of the prospectus or summary prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of December 31, 2021. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund’s future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

4	MATTHEWS ASIA FUNDS

*The Fund’s name changed from Matthews Asia Small Companies Fund to Matthews Emerging Markets Small Companies Fund on April 30, 2021.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds’ Prospectuses and Statement of Additional Information for more risk disclosure.

matthewsasia.com | 800.789.ASIA	5

Message to Shareholders from the

President of the Matthews Asia Funds

Dear Valued Shareholders,

2021 was an interesting year to put it mildly. It started with optimism over the potential of the pandemic vaccine rollout and the hope of a move to a new normal. At the same time, in China, one of our key portfolio markets, government intervention began to increase, impacting sectors from financial and consumer internet platforms to online education and health care. As we moved into the second half of 2021, other headwinds came to the fore. China’s own challenges became more apparent and the surge of the omicron variant worldwide brought health concerns. We finished the year with markets contracting and a risk-off sentiment prevailing, mainly over concerns about the specter of Federal Reserve interest rates rising and an end to years of unprecedented loose U.S. monetary policy.

Here at Matthews Asia, we continued to remain focused on our clients, the well-being of our employees and on an unwavering belief in the investment opportunities the emerging markets continue to offer.

Performance

In 2021, our portfolios continued to operate without disruption and our pursuit for quality growth companies was unabated. Across our portfolios we experienced turbulence. Our holdings in China were impacted by negative market sentiment stemming from concerns over geopolitical tensions, regulatory over-reach and China’s increasingly challenged real estate sector. Portfolio companies were affected irrespective of the quality of the business. Perhaps most notably, concerns grew over the future of Chinese companies listed in the U.S.

As supply bottlenecks entrenched and signs of inflation took hold, we also saw a switch to so-called value stocks, as investors worried about the impact of rate rises on companies whose value is locked into long-term growth prospects. As an investment firm focused on growth this trend also buffeted our portfolios. But we are used to sentiment swings and changing of investment themes. To borrow one of today’s oft-used phrases: These things are all transitory—meaning they are temporary.

Emerging Markets

As China endured its challenges, we witnessed a positive trend last year with the strong performance of other emerging markets, including Vietnam and India—which achieved a remarkable bounce back in earnings. Speaking of the emerging markets, following the reorganization of the Matthews Asia Small Companies Fund to the Matthews Emerging Markets Small Companies Fund, we are pleased to offer our second dedicated emerging markets product. In 2020, we launched the Matthews Emerging Markets Equity Fund, our first strategy to invest in the broad emerging markets. With the repositioning of the Matthews Emerging Markets Small Companies Fund, we are now pleased to offer two distinctive strategies to help our shareholders gain exposure to this increasingly important part of the investable universe.

Responsible Investing Approach

During the year, Matthews Asia published our inaugural Stewardship Report. Working diligently to help our clients reach their financial goals, at Matthews Asia we are mindful of the role of capital in shaping the world we want to live in. As engaged shareholders and bondholders in our portfolio companies and issuers, we seek to foster their sustainability—and profitability. We also strive to be good global neighbors and citizens. We believe economic progress requires a healthy environment where people can live and work and includes a broad middle class supporting economic growth and

6	MATTHEWS ASIA FUNDS

social inclusion. Economic progress is also supported by transparent corporate governance structures that can help attract domestic and international capital.

Matthews Asia Funds Board of Trustees

As 2022 begins it is fitting to recognize the transition of our Chair on the Board of Trustees from Jon Zeschin to Gale Caruso. Jon Zeschin joined the Board of Trustees in 2007 and became Chair in 2014. The Board of Trustees play a significant role in the overall governance and stewardship of the Matthews Asia Funds and we are pleased to acknowledge Jon for his years of service, leadership and dedication in helping the Board of Trustees carry out its duties of oversight and support on behalf of the Matthews Asia Funds’ shareholders. Thank you Jon! I am also excited to welcome Gale Caruso as the new Chair of the Matthews Asia Funds Board of Trustees. Gale joined the board in 2015. Her wealth of industry experience will continue to be invaluable to the Matthews Asia Funds and we’re pleased to be working with Gale as she takes over the helm.

Looking ahead to 2022

In 2022, I’m confident we will encounter more volatility in the markets and with it more opportunities. Uncertainty is to be expected as we emerge from an unprecedented pandemic and an unprecedented era of monetary easing. And changing economic landscapes and markets are the ingredients that showcase the benefits of active management.

2022 also promises to be exciting as we begin to welcome colleagues back to the office as the intensity of the pandemic subsides and we get to meet both our shareholders and our portfolio companies in person once again.

Thank you for your investment and continued confidence in the Matthews Asia Funds.

William J. Hackett

President of the Matthews Asia Funds

matthewsasia.com | 800.789.ASIA	7

Message to Shareholders from the Investment Advisor

Dear Valued Shareholders,

2021 was a difficult year for Asia’s markets and for much of emerging markets in general. Normally, a reflationary environment would be considered good for our markets. However, several factors combined to provide some serious headwinds. Much of the year was spent combating these headwinds and trying to protect the wealth in your portfolios.

First, there was the switch from “growth” to “value.” Now, these terms are much argued over and it often becomes a game of semantics. More accurately put, it was an environment where cyclical stocks with low valuations and often marginal business models in sectors like raw materials, banks, and industrials tended to perform rather well. This caused headwinds for the portfolios because many of these sectors do not necessarily perform well over the long run. North Asian banks are generally low quality. Many industrials struggle to achieve economic moats and are often in vulnerable parts of the global supply chains. The majority of raw materials companies are price takers and lack economies of scale. However, these sectors may all have their day in the sun.

It can be difficult to protect the portfolios’ short-term relative performance without going against the long-run philosophy of the Funds. Therefore these value rallies can be painful. The “value” rally only lasted for about half the year—as soon as the yield curve* started to flatten again, as fears grew over tightening by the Federal Reserve, some of these more cyclical stocks started to falter. But it was enough to be a severe drag on the performance of some of the more aggressive growth portfolios.

The second headwind to hit the portfolios was the after effects of China’s regulatory decisions. The press has liked to use words like “crackdowns” when, in truth, the reasons for the actions were, for example, to try and safeguard equal access to education in core subjects. Or, to ensure that online platforms didn’t use their power to create anti-competitive practices that would harm the consumer. In other areas, such as data privacy, the authorities have acted in a way that significantly lessens the ability of companies to profit from the client information they have.

These measures are not entirely different to some that were taken in the past in China in areas such as health care and nutrition. Nor are the ideas behind them too different to those that underlie the concerns of many in Western countries about social media and online retail. However, the process of implementation in China is short on consultation and the lack of checks and balances means that action can be as abrupt as it is effective at curbing the excesses. And then we have the problems of unintended consequences—we have seen past reforms in health care and in fossil fuels adjusted so as to mitigate some of these adverse effects.

Consternation in the media that these moves were an attack on private enterprise and innovation seems to lack much foundation in the evidence. Nor is it, from a philosophical or pragmatic point of view, easy to see how an attack on private enterprise would meet either the needs of the Chinese Communist Party or the needs of China’s citizens whose interests the government is trying to protect. Nevertheless, our growthier portfolios were the hardest hit from this headwind.

All of this meant that, for 2021 at least, investors found better returns outside of China. One might have thought that with the rise in raw material costs, Latin America was the place to look. And so it might have been, were it not for some of the political and budgetary issues that prevented Brazil, for example, from posting better returns. Similarly, Chile never really experienced a significant rebound and it remained in the doldrums. Instead, it was Mexico that proved the most resilient among Latin American countries, benefiting, I suspect, from the discipline it has shown in its government budget and current account. The economy is now experiencing some of the surge in

*	A yield curve measures the difference in yield between bonds of different maturities in basis points.

8	MATTHEWS ASIA FUNDS

core inflation that is worrying developed market central bankers but it’s at least providing a solid environment within which investors can seek good companies.

The real winner from raw material prices was to be found outside Latin America, in Russia. It is frequently the case that Russia moves in different cycles as a stock market to China—but this was a year of dramatic differences. Its performance also seemed to warm the stock markets of Eastern Europe. However, as with Mexico, rising inflation in Russia is concerning.

Whilst the preponderance of evidence still suggests that spiking inflation is largely transitory (while the duration and scale is uncertain), the swiftness of the rise has provoked central banks into thinking that speed limits may have been breached. The general inflationary environment may be more important than commodity prices anyway. Look at Japan, for example. Although it might have felt the pinch from rising raw material costs, the economy was nevertheless able to enjoy reasonably strong performance from the revitalization of industry amidst a global inventory rebuild. The overall reflationary environment outweighed mere cost increases and, still, Japan’s market remains one of Asia’s cheapest.

Whatever Mexico has been able to achieve, so has India. The current account was brought into surplus and the inflation rate was somewhat tamed. Couple these achievements with a much improved export performance, particularly to ASEAN (Association of Southeast Asian Nations) and Latin America, along with success in some industrial exports such as the automotive sector, and India had a banner year. These conditions propelled earnings growth* and stabilized the currency. They also gave us a glimpse of the sort of outperformance that can be possible if the reforms to its economy, notably the banking system and the physical infrastructure, are to succeed. The most notable achievement of India, so far, is that inflation has risen only moderately. Who knows if this is to be sustained. However, it is the best hope if the extraordinary outperformance of India relative to China in 2021 is to persist into 2022.

And what do we fear in 2022? And what do we hope for? We fear a Fed that tightens too aggressively in the face of transitory inflation. And we fear a Fed that is forced to tighten even more aggressively because inflation turns out to be more sustained. Above all, we fear that this may be far too difficult a job for any central banker to manage perfectly.

On the other hand, we hope for reflation in China. While most of the headlines focused on the actions of regulators last year, much of the story in China was due to tight monetary policy and controls over the credit market. As these controls loosen, we shall see how big a factor they were in 2021 and how they might drive returns in 2022.

As I look across Asia, I see reasons for optimism. The management of the pandemic has been pretty sensible and the environment for private entrepreneurship remains strong—yes, even in China, where like much of the rest of the region, small companies performed quite well relative to large caps in 2021. And despite the fact that some of the more exciting businesses saw their stock prices hit hard, it is still within these sectors of the future—technology, health care, consumer and services—that we find the best expression of Asia and emerging markets’ domestic demand growth.

Finding sustainably-growing quality franchises in these areas remains our focus; fortunately, the opportunity set of such businesses continues to expand. We have had our share of volatility but our markets are changing rapidly, as new consumer preferences and emerging technologies change the investment opportunity. These are exciting times!

Robert Horrocks, PhD

Chief Investment Officer

Matthews International Capital Management, LLC

*	Earnings growth is the change in an entity’s reported net income over a period of time.

matthewsasia.com | 800.789.ASIA	9

PORTFOLIO MANAGERS

John Paul Lech
Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MEGMX	MIEFX
CUSIP	577130651	577130644
Inception	4/30/20	4/30/20
NAV	$14.34	$14.34
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.52%	1.38%
After fee waiver and Reimbursement[2]	1.13%	0.90%
Portfolio Statistics
Total # of Positions		53
Net Assets		$49.6 million
Weighted Average Market Cap		$142.7 billion
Portfolio Turnover[3]		88.5%
Benchmark
MSCI Emerging Markets Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe.

Matthews Emerging Markets Equity Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Emerging Markets Equity Fund returned –0.60% (Investor Class) and –0.43% (Institutional Class), while its benchmark, the MSCI Emerging Markets Index, returned –2.22% over the same period. For the fourth quarter of the year, the Fund returned –0.72% (Investor Class) and –0.68% (Institutional Class), while the benchmark returned –1.24%.

Market Environment:

Dispersion best summarizes 2021. The year saw the third consecutive year for double digit gains in many U.S. indices while the emerging markets (EM) asset class declined slightly. Behind this decline were massive differences at the geographical level and within it. China’s large weighting, and consumer internet’s large weighting within it, were ultimately the biggest detractors in our benchmark, the MSCI Emerging Markets Index. Like China, the stock markets of Brazil and South Korea also declined while other large EM markets, including India, Taiwan, Russia and Mexico, posted double digit gains. We always stay close to our guiding principal of evaluating company fundamentals before top-down country allocation. Nevertheless, investors should understand the narrative of 2021 was really driven by weak performance in one or two geographies that masked strong results elsewhere.

Performance Contributors and Detractors:

From a regional perspective, our underweight and stock selection in China and Hong Kong contributed the most to relative performance in 2021, followed by our allocation to Vietnam. On the other hand, our underweight and stock selection in Taiwan and India detracted the most from performance. What’s notable is the nearly offsetting effect of China and Hong Kong with Taiwan. The Taiwanese index was a reflexive beneficiary of poor investor sentiment for technology within China. However, we did not take that path. Technology in China is predominantly software and consumer facing—areas we were interested in before the regulatory topography challenged the evolution of pricing power and profits—while tech in Taiwan is mainly hardware and componentry, which tends to be quite cyclical and lacks structural pricing power. Vietnam is our only frontier country and one we feel comfortable in as it is an export gainer globally. While our India holdings posted positive absolute gains, they lagged the performance of the index because of our relatively large skew towards financial services. While financials didn’t keep pace with the index, we believe our holdings are well set up for the pending recovery.

At the sector level, our stock selection in consumer discretionary, real estate and information technology (IT) contributed the most to relative performance while our stock selection in financials and materials were the biggest detractors.

Looking at individual securities, Taiwan Semiconductor Manufacturing Company (TSMC), FPT Corp., an IT service company in Vietnam, and Infosys, an Indian multinational information technology company, were among the top contributors. TSMC rose as it continued to enjoy a strong competitive position as the world’s leading semiconductor foundry with superior technology. FPT and Infosys both performed well as business spending on IT services seems likely to continue.

(continued)

1	Actual 2021 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2023 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

10	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2021
	3 Months	1 Year	Since Inception	Inception date
Investor Class (MEGMX)	-0.72%	-0.60%	32.61%	04/30/20
Institutional Class (MIEFX)	-0.68%	-0.43%	32.90%	04/30/20
MSCI Emerging Markets Index[4]	-1.24%	-2.22%	21.82%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	8.0%
Samsung Electronics Co., Ltd., Pfd.	Information Technology	South Korea	6.4%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	4.5%
First Quantum Minerals, Ltd.	Materials	Zambia	3.2%
FPT Corp.	Information Technology	Vietnam	3.2%
Infosys, Ltd.	Information Technology	India	3.1%
Capitaland Investment, Ltd.	Real Estate	Singapore	3.1%
LUKOIL PJSC	Energy	Russia	3.0%
HDFC Bank, Ltd.	Financials	India	2.7%
Novatek PJSC	Energy	Russia	2.5%
% OF ASSETS IN TOP 10			39.7%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	11

Matthews Emerging Markets Equity Fund

Portfolio Manager Commentary  (unaudited) (continued)

On the other hand, Tencent, Alibaba and KE Holdings in China detracted the most from performance. While all three consumer-oriented holdings are excellent companies in our view, they continued to face investor consternation about the scale and scope of regulatory changes in China, many of which affect platform internet companies.

Notable Portfolio Changes:

The year’s market volatility required an active approach and in aggregate, we had about one new or exit position per week in 2021. This is more changes than we would like but is perhaps reflective of the heightened volatility as well as the sector and country leadership changes that occurred last year. A lot of our activity was driven by awareness that multiples were getting out of control for companies with high prospects and no profits. Those valuation concerns, combined with company structure and regulatory ones, led us to exit names including video content company, Bilibili, e-commerce and logistics company JD.com and health care technology platform company Wuxi Biologics. Within China, these exits were largely offset with new A-share holdings like Centre Testing International, a certification company, Beijing Oriental Yuhong Waterproof Technology, a water-proof materials maker, and Wuliangye Yibin, a liquor manufacturer.

In terms of additions, we sought to sculpt the portfolio to be well positioned for higher inflation, a stronger U.S. dollar and tighter monetary policy. A very diverse set of companies fit these conditions. TDCX in Singapore, for example, is a versatile IT company that offers services including specialized content moderation in Asian languages for large internet platforms like Facebook (now Meta Platforms) and AirBnB. GCC is a cement company in Mexico but generates a lot of profits out of the U.S., and Doosan Bobcat, a South Korean manufacturer of bulldozers, stands to benefit in our view from increased infrastructure spending in America.

Outlook:

The biggest change in market narrative is increased consensus around jettisoning the “transitory” adjective that proceeds inflation. Inflation is not high in all our markets but it is high enough in the U.S. that rate hikes and tighter monetary policy are on the horizon. Typically, tighter monetary conditions and a stronger U.S. currency have been bad for risk assets, including EM. This is precisely why we spent so much time rebalancing our portfolio away from the consumer and towards natural beneficiaries of a stronger dollar, like real assets and certain commodities.

China may be an exception to the tightening narrative but so far monetary easing is not full blown and the positive effect of looser conditions is offset but lingering concerns around weak consumption. At present we don’t view real estate as a systemic issue in China but investors shouldn’t underestimate the logistical and frictional challenges of resolving the snafus of some of the very large developers there. Our preference remains to be modestly involved in China’s domestic A shares and selective elsewhere.

Overall, the backdrop for EM is decidedly mixed with tighter monetary conditions in one corner and inflation being positive for some producers and negative for consumers. We remain guided by our principles by focusing on company level fundamentals—not sector or top-down geographical calls. We continue to embrace diversity of holdings and seek to maintain a balance as the external environment changes in unpredictable ways. Finally, humility is important. We don’t claim to be able to call the future. Our portfolio therefore remains intentionally comprised of companies that we believe will perform differently under different macro conditions.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	18.9
India	12.9
South Korea	10.5
Russia	8.4
Taiwan	8.0
Mexico	6.7
Brazil	6.1
Vietnam	5.4
Singapore	4.6
Canada	3.2
Philippines	2.9
Israel	2.1
United States	1.7
Netherlands	1.6
Argentina	1.2
France	1.1
Cyprus	0.6
Cash and Other Assets, Less Liabilities	4.1

SECTOR ALLOCATION (%)[7]
Information Technology	26.7
Financials	13.6
Consumer Discretionary	11.8
Materials	11.2
Industrials	7.5
Energy	6.6
Real Estate	6.6
Communication Services	5.1
Consumer Staples	5.0
Health Care	1.8
Cash and Other Assets, Less Liabilities	4.1

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	55.8
Large Cap ($10B-$25B)	20.4
Mid Cap ($3B-10B)	11.5
Small Cap (under $3B)	8.2
Cash and Other Assets, Less Liabilities	4.1

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

12	MATTHEWS ASIA FUNDS

Matthews Emerging Markets Equity Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 89.5%

	Shares	Value

CHINA/HONG KONG: 18.8%
Tencent Holdings, Ltd.	38,000	$2,217,343

Yum China Holdings, Inc.	17,200	857,248

Midea Group Co., Ltd. A Shares	72,900	844,223

AIA Group, Ltd.	81,400	821,558

NARI Technology Co., Ltd. A Shares	129,600	816,954

China International Capital Corp., Ltd. H Shares[b,c]	296,000	816,880

Centre Testing International Group Co., Ltd. A Shares	163,200	687,813

Techtronic Industries Co., Ltd.	32,500	647,884

Alibaba Group Holding, Ltd.[d]	43,400	637,788

Beijing Oriental Yuhong Waterproof Technology Co., Ltd. A Shares	61,700	510,705

BeiGene, Ltd. ADR[d]	900	243,837

Wuliangye Yibin Co., Ltd. A Shares	6,600	231,122

Total China/Hong Kong		9,333,355

INDIA: 12.9%
Infosys, Ltd. ADR	60,800	1,538,848

HDFC Bank, Ltd. ADR	20,800	1,353,456

Dabur India, Ltd.	119,448	930,775

Avenue Supermarts, Ltd.[b,c,d]	13,021	816,784

Kotak Mahindra Bank, Ltd.	31,449	757,003

ICICI Bank, Ltd. ADR	29,500	583,805

Burger King India, Ltd.[d]	208,021	394,648

Total India		6,375,319

RUSSIA: 9.0%
LUKOIL PJSC ADR	16,746	1,500,457

Novatek PJSC GDR[c]	5,341	1,248,753

Fix Price Group, Ltd. GDR[c]	96,477	728,401

Polyus PJSC GDR[c]	7,750	684,527

TCS Group Holding PLC GDR[c]	3,581	301,878

Total Russia		4,464,016

TAIWAN: 8.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	179,000	3,959,659

Total Taiwan		3,959,659

MEXICO: 6.7%
Prologis Property Mexico SA de CV, REIT	402,098	1,116,028

GCC SAB de CV	118,000	913,145

Grupo Aeroportuario del Sureste SAB de CV ADR	3,400	700,944

Grupo Financiero Banorte SAB de CV Class O	88,400	574,294

Total Mexico		3,304,411

BRAZIL: 6.1%
Banco BTG Pactual SA	217,700	817,700

Vale SA ADR	57,500	806,150

Hapvida Participacoes e Investimentos SAb,c	346,600	643,380

Petroleo Brasileiro SA ADR	46,500	510,570

Magazine Luiza SA	187,600	241,814

Total Brazil		3,019,614

	Shares	Value

VIETNAM: 5.4%
FPT Corp.	389,348	$1,587,601

Military Commercial Joint Stock Bank[d]	547,780	693,931

Sai Gon Cargo Service Corp.	59,400	417,025

Total Vietnam		2,698,557

SINGAPORE: 4.6%
Capitaland Investment, Ltd.[d]	600,700	1,518,824

TDCX, Inc. ADR[d]	23,700	453,855

Sea, Ltd. ADR[d]	1,400	313,194

Total Singapore		2,285,873

SOUTH KOREA: 4.1%
Kia Corp.	11,860	818,495

LG Chem Ltd.	1,507	779,062

Doosan Bobcat, Inc.[d]	12,561	429,873

Total South Korea		2,027,430

ZAMBIA: 3.2%
First Quantum Minerals, Ltd.	67,100	1,605,690

Total Zambia		1,605,690

UNITED STATES: 3.0%
Lam Research Corp.	1,200	862,980

Globant SAd	1,900	596,771

Total United States		1,459,751

PHILIPPINES: 2.9%
Wilcon Depot, Inc.	1,291,800	773,019

Ayala Land, Inc.	913,600	657,531

Total Philippines		1,430,550

ISRAEL: 2.1%
Nice, Ltd. ADR[d]	3,500	1,062,600

Total Israel		1,062,600

NETHERLANDS: 1.6%
Heineken NV	4,618	519,709

Koninklijke DSM NV	1,197	269,572

Total Netherlands		789,281

FRANCE: 1.1%
LVMH Moet Hennessy Louis Vuitton SE	643	531,397

Total France		531,397

TOTAL COMMON EQUITIES		44,347,503

(Cost $41,554,496)

matthewsasia.com | 800.789.ASIA	13

Matthews Emerging Markets Equity Fund

December 31, 2021

Schedule of Investmentsa (continued)

PREFERRED EQUITIES: 6.4%

	Shares	Value

SOUTH KOREA: 6.4%
Samsung Electronics Co., Ltd., Pfd.	53,374	$3,191,000

Total South Korea		3,191,000

TOTAL PREFERRED EQUITIES		3,191,000

(Cost $2,871,842)

TOTAL INVESTMENTS: 95.9%		47,538,503
(Cost $44,426,338)

CASH AND OTHER ASSETS, LESS LIABILITIES: 4.1%		2,018,646

NET ASSETS: 100.0%		$49,557,149

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $2,277,044, which is 4.59% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Pfd.	Preferred

PJSC	Public Joint Stock Co.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

14	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Vivek Tanneeru
Lead Manager

Jeremy Sutch, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MSMLX	MISMX
CUSIP	577125206	577125867
Inception	9/15/08	4/30/13
NAV	$29.92	$29.87
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.51%	1.38%
After Fee Waiver and Reimbursement[2]	1.36%	1.16%
Portfolio Statistics
Total # of Positions		64
Net Assets		$398.0 million
Weighted Average Market Cap		$5.3 billion
Portfolio Turnover[3]		50.8%
Benchmark
MSCI Emerging Markets Small Cap Index*

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI Emerging Markets Small Cap Index.

Matthews Emerging Markets Small Companies Fund

(formerly known as the Matthews Asia Small Companies Fund)†

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Emerging Markets Small Companies Fund returned 22.14% (Investor Class) and 22.39% (Institutional Class), while its benchmark, the MSCI Emerging Markets Small Cap Index, returned 19.29% over the same period. For the fourth quarter of the year, the Fund returned 1.74% (Investor Class) and 1.81% (Institutional Class), while the benchmark returned 1.48%.

Market Environment:

The emerging markets small cap equity rally took a breather during the second half of 2021, after a strong first half performance. The specter of inflation (driven by supply shortages, especially in semiconductors), shipping bottlenecks, higher energy prices and the emergence of political and regulatory risks in many parts of the emerging markets led to tepid performance during the second half of the year. We have also seen a spate of interest rate hikes across emerging markets, as the previously very accommodative post-COVID-19 monetary policy environment normalizes. Despite these headwinds, emerging market small-cap stocks continued their outperformance compared to large caps, which were disproportionately affected by the regulatory and political risks in countries such as China, Brazil, Chile, Peru and, more recently, in Russia.

During the year, India was by far the best performing equity market, followed by Taiwan, South Africa and United Arab Emirates. On the other hand, Latin American markets like Chile, Colombia, Brazil and Peru were among the worst performing, due to a rise in perceived political and regulatory risks. Among emerging markets, Turkey was the worst performing, weighed down by monetary policy flip-flops and a very weak currency. China was also weak, as the government’s targeted regulatory actions in sectors such as education, internet gaming, social media platforms and ride hailing services gave global investors pause. The Chinese renminbi and Taiwanese dollar were the best performing emerging markets currencies, and the only two emerging markets currencies that appreciated against the U.S dollar in 2021. The Turkish lira and Latin American currencies such as Argentine peso, Chilean peso and Colombian peso were the worst performers.

From a sector perspective, information technology and materials were among the best performers, while health care and real estate were the worst performers.

Performance Contributors and Detractors:

From a country perspective, stock selection in China/Hong Kong and South Korea was the biggest contributor to relative performance during 2021, while our underweight allocation to Brazil and overweight allocations to Vietnam and India also contributed positively. The Fund’s overweight allocation to China was the biggest detractor during the year, followed by stock selection in India and an underweight allocation to Taiwan.

From a sector standpoint, stock selection within industrials and real estate was the biggest positive contributor, while information technology stock selection and our overweight allocation to health care detracted from Fund performance.

(continued)

†

The Matthews Emerging Asia Fund reorganized into the Matthews Asia Small Companies Fund on April 29, 2021, and the combined Fund was renamed the Matthews Emerging Markets Small Companies Fund on April 30, 2021. In connection with changes to the Fund’s name and principal investment strategy, the primary benchmark changed from the MSCI All Country Asia ex Japan Small Cap Index to the MSCI Emerging Markets Small Cap Index. Before April 30, 2021, the Fund was managed with a different investment strategy and may have achieved different performance results for periods before that date with its current investment strategy.

1	Actual 2021 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.15% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.15% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.15%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2023 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	15

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MSMLX)	1.74%	22.14%	27.24%	17.13%	11.28%	12.97%		09/15/08
Institutional Class (MISMX)	1.81%	22.39%	27.49%	17.37%	n.a.	9.70%		04/30/13
MSCI Emerging Markets Small Cap Index[4]	1.48%	19.29%	16.92%	11.88%	7.78%	8.15%	[5]
MSCI AC Asia ex Japan Small Cap Index[4]	2.68%	21.23%	18.20%	12.45%	8.68%	8.82%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition. Effective April 30, 2021, in connection with changes to the Fund’s name and principal investment strategy, the primary benchmark changed from the MSCI All Country Asia ex Japan Small Cap Index to the MSCI Emerging Markets Small Cap Index. Before April 30, 2021, the Fund was managed with a different investment strategy and may have achieved different performance results for periods before that date with its current investment strategy.

5	Calculated from 9/15/08.

TOP TEN HOLDINGS[6]
Name	Sector	Country	% of Net Assets
Silergy Corp.	Information Technology	China/Hong Kong	7.5%
Shriram City Union Finance, Ltd.	Financials	India	5.5%
Ecopro BM Co., Ltd.	Industrials	South Korea	5.0%
Ginlong Technologies Co., Ltd.	Industrials	China/Hong Kong	4.9%
Phoenix Mills, Ltd.	Real Estate	India	3.4%
Mobile World Investment Corp.	Consumer Discretionary	Vietnam	3.0%
Military Commercial Joint Stock Bank	Financials	Vietnam	3.0%
Hugel, Inc.	Health Care	South Korea	2.9%
Formosa Sumco Technology Corp.	Information Technology	Taiwan	2.6%
Airtac International Group	Industrials	China/Hong Kong	2.6%
% OF ASSETS IN TOP 10			40.4%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

16	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	26.3
India	22.9
Taiwan	11.1
South Korea	9.9
Vietnam	7.7
Indonesia	5.7
Brazil	2.5
Chile	2.3
Philippines	2.1
Mexico	1.9
United States	1.5
United Kingdom	1.5
Bangladesh	1.3
Cyprus	1.1
Russia	0.9
Canada	0.9
Cash and Other Assets, Less Liabilities	0.1

SECTOR ALLOCATION (%)[8]
Industrials	28.4
Information Technology	24.8
Financials	17.6
Consumer Discretionary	8.8
Health Care	8.7
Real Estate	7.3
Materials	2.3
Consumer Staples	1.3
Communication Services	0.5
Cash and Other Assets, Less Liabilities	0.1

MARKET CAP EXPOSURE (%)[8,9]
Mega Cap (over $25B)	0.0
Large Cap ($10B-$25B)	10.3
Mid Cap ($3B-10B)	44.6
Small Cap (under $3B)	45.0
Cash and Other Assets, Less Liabilities	0.1

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

9

The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI Emerging Markets Small Cap Index.

Matthews Emerging Markets Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

Turning to individual securities, Chinese solar inverter manufacturer Ginlong Technologies was among the biggest contributors to relative performance during the year. Ginlong continued to benefit from strong growth in demand for solar power globally, and from distributed solar power in particular. The company’s stock price benefited from its strong performance in both the domestic and overseas markets, including market share gains. Looking ahead, we see strong demand prospects for solar power in 2022, assisted by reduced raw materials pricing pressures in the supply chain, benefiting Ginlong’s commercial, industrial and utility projects as well as its solar power storage inverter business line.

On the other hand, China-based heart and neurovascular device manufacturer Peijia Medical was the biggest detractor during the year, as investors worried about the potential negative effects from volume-based procurement tenders from the government that typically result in price reductions. The stock also suffered from the general sell-off in health care-related names in China during 2021. Peijia Medical continued to execute well on its product pipeline and has received approval for its second-generation TAVR (transcatheter aortic valve replacement) product. We take a favorable view of the company’s innovation capabilities, product pipeline and its ability to actively commercialize its recently approved products.

Notable Portfolio Changes:

During the quarter we initiated a new position in Banco de Credito e Inversiones, a Chilean bank. The bank is the third-largest bank in Chile in terms of loan market share and has been expanding its market share in Chile. The company has a fairly well advanced digital banking strategy through its affiliate digital bank, MACH, which presents another growth opportunity. The stock had sold-off during the overall Chilean market downturn that occurred in the run-up to the Chilean presidential election in December 2021, which presented an attractive entry point.

During the quarter we exited some small positions in the portfolio’s health care holdings such as Remegen, Innocare Pharma and Asymchem Laboratories, redeploying capital elsewhere.

Outlook:

Looking ahead, the U.S. Federal Reserve’s potential interest rate and quantitative tightening policy moves remain perhaps the most important variable to monitor in the near term, with its implications for regional, sector, size, currency and style performance. From a portfolio standpoint, we will look to maintain a balance between growth and value exposure in the portfolio, while staying broadly diversified across sectors and countries.

In our view, earnings growth will likely moderate in 2022 after a very strong 2021, but we still expect good economic momentum, potentially led by China as the year progresses, and also supported by a continued cyclical recovery. We believe current valuations also appear supportive of emerging markets small cap equities.

Across the region we see sufficient liquidity but we continue to be vigilant about the Fed’s policy actions and its potential implications for emerging markets and their currencies. While we have not seen as much uptake in credit, any pick up in credit issuance should further support economic growth. In many parts of emerging markets, COVID-19 vaccination programs are progressing well and provide hope for economic activity normalization in the coming quarters.

Earnings	growth is not representative of the Fund’s future performance.

matthewsasia.com | 800.789.ASIA	17

Matthews Emerging Markets Small Companies Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 99.9%

	Shares	Value

CHINA/HONG KONG: 26.4%
Silergy Corp.	166,000	$30,045,388

Ginlong Technologies Co., Ltd. A Shares	308,137	11,207,773

Airtac International Group	285,431	10,480,670

Ginlong Technologies Co., Ltd. A Shares	229,494	8,368,109

SITC International Holdings Co., Ltd.	1,801,000	6,513,654

Peijia Medical, Ltd.[b,c,d]	2,914,000	4,970,305

Flat Glass Group Co., Ltd. H Shares	936,000	4,764,839

Centre Testing International Group Co., Ltd. A Shares	1,120,674	4,734,900

Innovent Biologics, Inc.[b,c,d]	584,500	3,619,441

Hongfa Technology Co., Ltd. A Shares	261,300	3,067,783

Centre Testing International Group Co., Ltd. A Shares	585,338	2,466,930

OPT Machine Vision Tech Co., Ltd. A Shares	52,324	2,312,085

AK Medical Holdings, Ltd.[b,d]	2,688,000	2,275,490

Xtep International Holdings, Ltd.	1,358,500	2,266,358

Morimatsu International Holdings Co., Ltd.[c,d]	1,970,000	2,262,571

Medlive Technology Co., Ltd.[b,c,d]	602,000	2,102,420

Hua Hong Semiconductor, Ltd.[b,c,d]	340,000	1,877,777

Kingdee International Software Group Co., Ltd.[c]	525,000	1,616,034

Total China/Hong Kong		104,952,527

INDIA: 22.9%
Shriram City Union Finance, Ltd.	931,956	22,044,421

Phoenix Mills, Ltd.	1,028,207	13,585,150

Lemon Tree Hotels, Ltd.[b,c,d]	14,664,074	9,137,338

Finolex Cables, Ltd.	1,112,319	7,886,108

Bandhan Bank, Ltd.[b,d]	2,227,120	7,547,240

Ashok Leyland, Ltd.	3,350,560	5,495,631

Marico, Ltd.	774,927	5,335,392

GMR Infrastructure, Ltd.[c]	7,391,582	4,531,745

Dr. Lal PathLabs, Ltd.[b,d]	83,145	4,262,144

HEG, Ltd.	169,638	4,067,760

Indian Railway Catering & Tourism Corp., Ltd.	329,420	3,672,429

Galaxy Surfactants, Ltd.[d]	47,752	2,019,619

Fino Payments Bank, Ltd.[c]	256,761	1,281,117

Crompton Greaves Consumer Electricals, Ltd.	66,453	390,011

Total India		91,256,105

TAIWAN: 11.1%
Formosa Sumco Technology Corp.	1,009,000	10,542,490

Andes Technology Corp.	542,000	10,445,357

ASMedia Technology, Inc.	100,000	6,557,571

Yageo Corp.	362,000	6,258,845

M31 Technology Corp.	407,000	5,832,986

Sporton International, Inc.	557,900	4,371,364

Total Taiwan		44,008,613

SOUTH KOREA: 9.9%
Ecopro BM Co., Ltd.	46,892	19,701,466

Hugel, Inc.	88,838	11,461,975

Solus Advanced Materials Co., Ltd.	108,023	8,095,788

Total South Korea		39,259,229

	Shares	Value

VIETNAM: 7.7%
Mobile World Investment Corp.	2,016,007	$12,011,255

Military Commercial Joint Stock Bank[c]	9,363,769	11,862,084

FPT Corp.	1,208,240	4,926,705

Nam Long Investment Corp.	698,232	1,966,386

Total Vietnam		30,766,430

INDONESIA: 5.7%
PT Bank Tabungan Negara Persero[c]	66,124,500	8,014,290

PT Mitra Adiperkasa[c]	131,040,700	6,527,242

PT Summarecon Agung[c]	103,969,116	6,086,169

PT Dayamitra Telekomunikasi[c]	35,440,000	2,063,862

Total Indonesia		22,691,563

CHILE: 3.3%
Parque Arauco SAc	6,882,203	7,588,905

Lundin Mining Corp.	472,900	3,693,626

Banco de Credito e Inversiones SA	57,509	1,680,046

Total Chile		12,962,577

BRAZIL: 2.5%
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	3,169,200	6,765,716

YDUQS Participacoes SA	882,100	3,240,791

Total Brazil		10,006,507

PHILIPPINES: 2.2%
Cebu Air, Inc.[c]	9,099,200	7,519,496

Wilcon Depot, Inc.	1,658,100	992,215

Total Philippines		8,511,711

RUSSIA: 2.0%
TCS Group Holding PLC GDR[d]	53,560	4,515,103

Moscow Exchange MICEX-RTS PJSC	1,720,790	3,498,762

Total Russia		8,013,865

MEXICO: 1.9%
Banco del Bajio SAb,d	2,400,400	4,314,167

GCC SAB de CV	433,500	3,354,647

Total Mexico		7,668,814

UNITED STATES: 1.5%
Legend Biotech Corp. ADR[c]	130,259	6,071,372

Total United States		6,071,372

UNITED ARAB EMIRATES: 1.4%
Network International Holdings PLC[b,c,d]	1,403,535	5,551,083

Total United Arab Emirates		5,551,083

BANGLADESH: 1.3%
BRAC Bank, Ltd.	8,219,714	5,297,788

Total Bangladesh		5,297,788

18	MATTHEWS ASIA FUNDS

Matthews Emerging Markets Small Companies Fund

December 31, 2021

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

UNITED KINGDOM: 0.1%
Pepco Group NVb,c,d	35,827	$413,609

Total United Kingdom		413,609

TOTAL INVESTMENTS: 99.9%		397,431,793
(Cost $294,515,083)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.1%		577,095

NET ASSETS: 100.0%		$398,008,888

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $46,071,014, which is 11.58% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PJSC	Public Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	19

PORTFOLIO MANAGERS

Taizo Ishida
Lead Manager

Michael J. Oh, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$31.99	$32.33
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.07%	0.92%
Portfolio Statistics
Total # of Positions		63
Net Assets		$1.8 billion
Weighted Average Market Cap		$73.2 billion
Portfolio Turnover[2]		42.4%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Asia Growth Fund returned –14.65% (Investor Class) and –14.55% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned –1.19% over the same period. For the fourth quarter of the year, the Matthews Asia Growth Fund returned –10.99% (Investor Class) and –11.00% (Institutional Class), while the benchmark returned –1.80%.

Market Environment:

2021 was a weak year in Asian markets, led by China as Chinese regulators ramped up regulatory oversight and the cadence of announcements pressured some of the region’s largest and widest held stocks. In addition, ongoing supply-side shocks, fears of inflation, higher global interest rates, U.S.—China relations and risks to growth from the coronavirus delta variant all weighed on sentiment. Offshore Chinese shares listed in Hong Kong and the U.S. were weak, especially within the consumer discretionary and health care sectors, which dampened sentiment across other markets.

The Chinese health care sector also performed poorly due to concerns about tighter regulatory requirements on clinical trials and pricing. China’s innovative and generic drug-price cutting program also added to challenges for Chinese biotech stocks. Negative market sentiment toward Chinese government intervention meant that all Chinese health care stocks suffered regardless of whether they were affected by the pricing program. Nevertheless, in our view, innovative companies with much differentiated products will prevail in the mid to long term.

Across the region, growth stocks underperformed as talks of bond purchase tapering and potentially higher interest rates in the U.S. pressured stocks with elevated valuations and lower quality earnings prospects.

Performance Contributors and Detractors:

From a regional perspective, our allocation and stock selection within Japan and China detracted the most from relative performance for the year. Our Japanese holdings struggled with market concerns over the country’s economic growth which remained at recessionary levels throughout 2021. Additionally, Japan growth stocks were not able to reverse the performance gap created by the growth-to-value reversal rally which happened in early 2021. Chinese equity markets struggled over a variety of issues including concerns regarding anti-monopoly regulations faced by internet platform companies, Chinese American Depositary Receipt (“ADR”) delistings, solvency risks surrounding China’s property markets and general concerns about growth slowing. On the other hand, India was the biggest contributor to the Fund’s absolute and relative performance. The domestic demand-oriented Indian market rose significantly amidst solid liquidity, a low base effect for earnings and the relaxation of COVID-related restrictions. The economy is seen to be supported by a pro-business government and sectors such as consumer staples, financial services and IT performed well.

From a sector perspective, our overweight and stock selection in health care and our underweight and stock selection in information technology detracted from performance while our stock selection in consumer discretionary and consumer staples contributed the most to relative performance.

(continued)

1	Actual 2021 expense ratios.
2	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

20	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MPACX)	-10.99%	-14.65%	16.48%	13.03%	10.23%	9.54%		10/31/03
Institutional Class (MIAPX)	-11.00%	-14.55%	16.65%	13.21%	10.42%	8.23%		10/29/10
MSCI AC Asia Pacific Index[3]	-1.80%	-1.19%	12.41%	10.23%	8.29%	7.40%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

4	Calculated from 10/31/03.

TOP TEN HOLDINGS[5]
Name	Sector	Country	% of Net Assets
Sony Group Corp.	Consumer Discretionary	Japan	5.5%
Wuxi Biologics Cayman, Inc.	Health Care	China/Hong Kong	4.6%
HDFC Bank, Ltd.	Financials	India	3.9%
XPeng, Inc.	Consumer Discretionary	China/Hong Kong	3.6%
Silergy Corp.	Information Technology	China/Hong Kong	3.6%
Bajaj Finance, Ltd.	Financials	India	3.5%
CSL, Ltd.	Health Care	Australia	3.4%
BeiGene, Ltd.	Health Care	China/Hong Kong	3.3%
Nintendo Co., Ltd.	Communication Services	Japan	2.9%
Shenzhen Inovance Technology Co., Ltd.	Industrials	China/Hong Kong	2.6%
% OF ASSETS IN TOP 10			36.9%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	21

Matthews Asia Growth Fund

Portfolio Manager Commentary  (unaudited) (continued)

Turning to individual securities, Chinese health care holdings Innovent Biologics detracted the most from the Fund’s absolute performance. Innovent, which develops and manufactures high-quality medicines for the treatment of major diseases such as cancer, was likely impacted by concerns over tighter clinical trial requirements in China and intensifying domestic competition. Bilibili, a Chinese online entertainment company focusing on offering content that includes videos, live broadcasting and mobile games, was the second-biggest detractor of the year. It suffered a significant share price decline from the government policy crackdown in the gaming sector and from downward price pressure on ADR security types. Meanwhile, Silergy Corp. was the largest absolute and relative contributor to performance. While listed in Taiwan, Silergy is a truly global company with an edge in China. The company designs mixed-signal and analog power management integrated circuits that are used in industrial, consumer, computing and communications. Sony Group was also among the top contributors. In an era where many key media products such as motion pictures, music and games are consumed via digital downloads, Sony’s value as a key Intellectual Property (IP) holder has significantly increased in our view. It is a good example of a large, quality growth company with a global customer base.

Notable Portfolio Changes:

In 2021, we exited Baozun, a Chinese e-commerce service company, which was a U.S. listed ADR and had been a long-term underperformer. We also exited ADR-listed Cloopen Group, a cloud-based information technology company, which had significant underperformance since its IPO early in 2021. During the fourth quarter, we converted the portfolio’s ADRs in Bilibili and electric vehicle manufacturer XPeng to Hong Kong shares due to increased levels of uncertainty of U.S.—China relations. We also initiated a position in Chinese internet platform company Tencent due to low valuation and Atlassian, a fast growing software company in Australia. We also took a holding in FSN E-Commerce in India via its IPO. We think this cosmetic focused e-commerce company could be a category-killer company.

Outlook:

Looking ahead, we believe China and Japan remain compelling markets from a bottom-up perspective. While the current geopolitical tensions between the U.S. and China is a major source of negative market sentiment, we remain focused on finding secular opportunities in China with strong long-term fundamentals. The recent indication of interest rate cuts in China via the Reserve Requirement Ratio (RRR) is encouraging to boost the declining demand. This may encourage Chinese mainland investors back into the markets. Additionally, if the U.S. biotech sector recovers, that should also help Chinese biotechs. From a sector perspective, we remain committed to the Chinese health care sector.

From a structural point of view, we continue to believe the earnings capability of Japanese companies has improved meaningfully over the past economic cycle, driven by better corporate governance and a higher focus on capital efficiency. Multiyear trends such as productivity growth, technology and materials science innovation—where Japanese corporations have historically excelled versus global peers—not only remains intact, but we think the pace of change will accelerate as the COVID-19 situation becomes a stress test as more people work remotely.

From a bottom-up perspective, we are finding opportunities in electric vehicle (EV), battery and renewable energy stocks. The core of our process remains in identifying opportunities on a company-by-company basis with strong top-line growth, strong management teams and an ability to grow market share.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	33.9
Japan	32.5
India	19.2
Australia	5.4
Indonesia	2.4
Singapore	2.2
Taiwan	1.9
United States	1.5
Vietnam	0.8
Cash and Other Assets, Less Liabilities	0.0

SECTOR ALLOCATION (%)[7]
Health Care	31.0
Consumer Discretionary	19.4
Information Technology	18.2
Financials	9.4
Communication Services	8.5
Consumer Staples	4.9
Industrials	4.1
Energy	2.5
Materials	1.9
Cash and Other Assets, Less Liabilities	0.0

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	65.4
Large Cap ($10B-$25B)	13.6
Mid Cap ($3B-10B)	10.6
Small Cap (under $3B)	10.4
Cash and Other Assets, Less Liabilities	0.0

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

22	MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 100.0%

	Shares	Value

CHINA/HONG KONG: 33.9%
Wuxi Biologics Cayman, Inc.[b,c,d]	6,795,000	$80,445,349

XPeng, Inc. A Shares[c]	2,659,950	63,338,024

Silergy Corp.	345,000	62,443,729

BeiGene, Ltd. ADR[c]	213,200	57,762,276

Shenzhen Inovance Technology Co., Ltd. A Shares	4,225,612	45,642,386

Innovent Biologics, Inc.[b,c,d]	5,676,000	35,147,903

Bilibili, Inc. Class Zc	714,660	33,192,485

Shenzhou International Group Holdings, Ltd.	1,490,400	28,859,632

InnoCare Pharma, Ltd.[b,c,d]	13,446,000	26,401,598

RemeGen Co., Ltd. H Shares[b,c,d]	2,290,000	22,894,020

WuXi AppTec Co., Ltd. A Shares	1,134,036	21,159,456

Jacobio Pharmaceuticals Group Co., Ltd.[b,c,d]	8,413,500	15,654,612

Hangzhou Tigermed Consulting Co., Ltd. H Shares[b,d]	1,165,800	14,792,134

Burning Rock Biotech, Ltd. ADR[c]	1,440,948	13,732,235

Tencent Holdings, Ltd.	229,800	13,409,087

Meituan B Shares[b,c,d]	454,300	13,137,216

Medlive Technology Co., Ltd.[b,c,d]	3,338,500	11,659,353

JD Health International, Inc.[b,c,d]	1,437,400	11,338,843

Alibaba Group Holding, Ltd.[c]	594,700	8,739,463

Adagene, Inc. ADR[c]	749,700	6,005,097

Kindstar Globalgene Technology, Inc.[b,c,d]	7,212,500	5,301,906

Zhaoke Ophthalmology, Ltd.[b,c,d]	5,683,633	4,154,729

Total China/Hong Kong		595,211,533

JAPAN: 32.6%
Sony Group Corp.	770,900	97,347,912

Nintendo Co., Ltd.	109,500	51,230,394

Terumo Corp.	921,900	38,941,609

Keyence Corp.	55,500	34,896,081

Toyota Motor Corp.	1,835,000	33,915,557

Shin-Etsu Chemical Co., Ltd.	193,200	33,534,770

Daiichi Sankyo Co., Ltd.	1,302,500	33,150,489

Sansan, Inc.[c]	1,393,600	30,135,800

Advantest Corp.	315,300	29,858,654

Sysmex Corp.	214,800	28,994,041

GMO Payment Gateway, Inc.	213,000	26,524,195

OBIC Business Consultants Co., Ltd.	518,100	21,781,145

Appier Group, Inc.[c]	1,805,100	20,804,564

Japan Elevator Service Holdings Co., Ltd.	805,200	15,041,176

Eisai Co., Ltd.	261,800	14,861,821

HEALIOS KKc	1,243,200	13,870,258

SoftBank Group Corp.	276,300	13,245,868

Net Protections Holdings, Inc.[c]	862,200	11,647,907

Nidec Corp.	91,700	10,847,597

Freee KKc	190,900	10,495,698

Total Japan		571,125,536

	Shares	Value

INDIA: 19.2%
HDFC Bank, Ltd.	3,419,633	$67,699,274

Bajaj Finance, Ltd.	655,186	61,196,423

Maruti Suzuki India, Ltd.	453,159	45,115,584

Dabur India, Ltd.	5,747,320	44,784,870

Reliance Industries, Ltd.	1,361,517	43,250,765

Avenue Supermarts, Ltd.[b,c,d]	348,476	21,859,270

Crompton Greaves Consumer Electricals, Ltd.	2,903,361	17,039,763

FSN E-Commerce Ventures, Ltd.[c]	505,808	14,299,745

Dr. Lal PathLabs, Ltd.[b,d]	272,658	13,976,878

Zomato, Ltd.[c]	4,417,678	8,165,516

Total India		337,388,088

AUSTRALIA: 3.4%
CSL, Ltd.	278,623	58,928,868

Total Australia		58,928,868

UNITED STATES: 2.7%
Atlassian Corp. PLC Class Ac	53,000	20,208,370

Legend Biotech Corp. ADR[c]	373,038	17,387,301

Schrodinger, Inc.[c]	203,700	7,094,871

Turning Point Therapeutics, Inc.[c]	38,605	1,841,459

Total United States		46,532,001

INDONESIA: 2.4%
PT Bank Rakyat Indonesia Persero	127,302,300	36,653,667

PT Mayora Indah	41,835,900	5,988,089

Total Indonesia		42,641,756

SINGAPORE: 2.2%
Sea, Ltd. ADR[c]	173,100	38,724,201

Total Singapore		38,724,201

TAIWAN: 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	283,400	34,095,854

Total Taiwan		34,095,854

NEW ZEALAND: 0.9%
Xero, Ltd.[c]	155,981	15,966,096

Total New Zealand		15,966,096

VIETNAM: 0.8%
Vietnam Dairy Products JSC	3,739,910	14,178,509

Total Vietnam		14,178,509

TOTAL INVESTMENTS: 100.0%		1,754,792,442
(Cost $1,370,658,024)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.0%)		(22,506)

NET ASSETS: 100.0%		$1,754,769,936

matthewsasia.com | 800.789.ASIA	23

Matthews Asia Growth Fund

December 31, 2021

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $276,763,811, which is 15.77% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

24	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Sharat Shroff, CFA	Inbok Song
Lead Manager	Lead Manager

Winnie Chwang
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$27.54	$27.50
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.06%	0.92%
After Fee Waiver and Reimbursement[2]	1.03%	0.90%
Portfolio Statistics
Total # of Positions		65
Net Assets		$7.2 billion
Weighted Average Market Cap		$143.0 billion
Portfolio Turnover[3]		46.6%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia ex Japan, which consists of all countries and markets in Asia excluding Japan, but including all other developed, emerging and frontier countries and markets in the Asian region.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Pacific Tiger Fund returned –4.41% (Investor Class) and –4.29% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned –4.46% over the same period. For the fourth quarter of the year, the Fund returned
–0.19% (Investor Class) and –0.18% (Institutional Class), while the benchmark returned –1.18%.

Market Environment:

Most Asian equity markets failed to recover the losses sustained in the third quarter as continuing concerns around the real estate sector in China along with the potential shift in the inflationary regime weighed on investor sentiment. Stocks with higher valuation multiples, especially in growth sectors like health care and internet software, continued to underperform the broader market in the fourth quarter. On the flip side, rate sensitive companies like banks outperformed.

For the full year, sectors like energy, utilities and industrials have delivered outsized gains compared to growth-sensitive stocks, as investors anticipate a more reflationary environment in Asia. Sub-industries such as shipping are benefiting from disruptions in supply chains, although the sustainability of this trend remains uncertain. Small-cap stocks continued to outperform during the fourth quarter, and finished the year with stronger gains compared to large cap peers.

Tourism- and consumption-oriented economies like Indonesia and Thailand are beginning to attract foreign investor flows as the recovery from COVID-19 is starting to gain hold, and equity valuations in those countries remain relatively attractive. In addition, most Asian currencies depreciated against the U.S. dollar during 2021 (with the exception of the Chinese renminbi), though the magnitude of depreciation was well contained owing to the improved current account balances and foreign currency reserves of many Asian countries.

Performance Contributors and Detractors:

During the year, contributors to performance included stock selection in India and South Korea. Indian utility company Tata Power is emerging as a potential beneficiary of the transition to renewable energy in India, and market participants appreciated the positive governance attributes of the management team, pushing Tata’s stock price significantly higher during the year. Several South Korean holdings contributed to relative performance. While these companies operate in different sectors, investors have continued to be impressed by their earnings power and operational excellence.

On the other hand, stock selection in China and Taiwan were significant detractors to relative performance in 2021. The portfolio’s information technology (IT)-related holdings suffered an erosion in valuation multiples, weighed down by the underperformance of Chinese internet platform companies. Investors were concerned that China’s proposed regulations within the sector may lead to higher cost burdens for some of these companies. For example, portfolio holding Ming Yuan Cloud Group Holdings, provider of SaaS/ERP (Software as a Service Enterprise Resource Planning) services for the real estate sector, suffered from weakness during 2021. Nevertheless, we believe our investment thesis is intact, as the digitization of real estate transactions looks to be a durable trend in China.

The portfolio’s underweight allocations to sectors like financials, energy and materials were sources of relative underperformance during 2021, while stock selection in utilities and consumer discretionary helped overall performance.

(continued)

1	Actual 2021 expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2023 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	25

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPTX)	-0.19%	-4.41%	10.89%	11.15%	8.89%	8.66%		9/12/94
Institutional Class (MIPTX)	-0.18%	-4.29%	11.04%	11.31%	9.07%	6.99%		10/29/10
MSCI AC Asia ex Japan Index[4]	-1.18%	-4.46%	12.38%	11.61%	8.32%	5.02%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

5	Calculated from 8/31/94.

TOP TEN HOLDINGS[6]
Name	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	8.2%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	5.1%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	5.0%
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	2.7%
Central Pattana Public Co., Ltd.	Real Estate	Thailand	2.4%
Kweichow Moutai Co., Ltd.	Consumer Staples	China/Hong Kong	2.2%
ICICI Bank, Ltd.	Financials	India	2.2%
Meituan	Consumer Discretionary	China/Hong Kong	2.1%
SM Prime Holdings, Inc.	Real Estate	Philippines	2.1%
NAVER Corp.	Communication Services	South Korea	2.0%
% OF ASSETS IN TOP 10			34.0%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

26	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[7,8]
China/Hong Kong	40.2
Taiwan	19.2
South Korea	15.0
India	13.4
Singapore	3.6
Thailand	3.5
Indonesia	2.6
Philippines	2.1
Vietnam	1.0
Liabilities in Excess of Cash and Other Assets	-0.6

SECTOR ALLOCATION (%)[8]
Information Technology	27.4
Consumer Discretionary	15.8
Financials	12.5
Communication Services	11.0
Industrials	9.2
Consumer Staples	8.0
Real Estate	5.8
Materials	4.3
Utilities	3.5
Health Care	3.0
Liabilities in Excess of Cash and Other Assets	-0.6

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	55.1
Large Cap ($10B-$25B)	21.3
Mid Cap ($3B-10B)	20.9
Small Cap (under $3B)	3.3
Liabilities in Excess of Cash and Other Assets	-0.6

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

At a country level, the biggest change was a decline in the weight in the China/Hong Kong region, and a corresponding increase in the weight in Taiwan. The decline in China was primarily driven by a consolidation in holdings in the consumer discretionary, consumer staples and financial sectors, compounded by a fall in Chinese equity prices. As a part of the consolidation process, we chose to increase the weights of companies in which we have a high conviction in the long term, taking advantage of recent share price weakness. A good example is web-based shopping platform Meituan. We believe that the recent increase in regulatory and compliance costs within the industry will increase the moat around their delivery business, while their offerings in travel and in-store marketing continue to strengthen.

The increase in Taiwan was primarily driven by diversification of holdings into the financials and consumer discretionary sectors, as we continue to seek diversified growth. Chailease Holding Co. is an example of this, as the company skillfully operates their leasing business in China with strict control over their underwriting processes. Chailease has continued to show solid growth with a sustained return on equity* profile.

At the sector level, the biggest change during the course of 2021 was an increase in industrials holdings, led by the introduction of two mid-size companies: Indian automotive manufacturer Ashok Leyland and South Korean industrial and construction equipment maker Doosan Bobcat. In both these cases, management teams continued to sharpen their operational capabilities, and are well placed for a recovery within the markets they operate, in our view.

Outlook:

There are several crosscurrents that are likely to impact earnings across the region. Cost pressures are proving to be more intransigent than previously anticipated, although the inflation readings in Asia have not been as remarkable as in the U.S. With the anticipated tightening of U.S. monetary policy, China’s central bank has stayed neutral to slightly dovish, while other Asian central bank have started or are likely to begin to raise interest rates. It remains unclear how the evolution of monetary and fiscal policies will impact the flow and availability of capital for businesses across the region, and ultimately the valuations for stocks within Asia. Foreign institutional flows (FII) have remained resilient thus far—in fact, China was the highest recipient of foreign equity flows.

Meanwhile, consumer demand patterns continue to improve, especially in India and Southeast Asia, while still remaining robust in countries like China. In our view, the risk to demand and consumer spending stems from further setbacks to consumer sentiment from COVID-19, or weakness in sectors like real estate in China. Other risks that we continue to monitor stem from policy-related missteps that may result in unintended downward pressure on business and consumption activities—recent examples of this include the implementation of electrical power production cuts in China and the continuation of its zero-COVID policy.

That being said, we continue to believe that the pandemic has catalyzed and accelerated positive changes for businesses across Asia. The most obvious impacts have been the embrace of technology and an increasing regard for environmental, social and governance (ESG)-related factors. Along with these factors, and continued uncertainty from regulatory changes in China, we believe that there will be greater divergence in operating performance in companies in coming periods. The core of the portfolio continues to be invested in businesses that we believe are capable of harnessing these changes and improving their stature and share.

Secular growth opportunities in areas like renewable energy, health care, and various aspects of IT continue to deepen across the region. At the same time, the increasing purchasing power of the consumer and a more aspirational lifestyle throughout Asia are creating fertile ground for innovation in traditional areas related to domestic consumption. We continue to see the opportunity set broaden, and the team remains focused on finding uncorrelated and diversified long-term growth in Asian equities.

*	Return on equity is the amount of net income returned as a percentage of shareholders equity.

Earnings	growth is not representative of the Fund’s future performance.

The	Fund does not have a dedicated ESG mandate.

matthewsasia.com | 800.789.ASIA	27

Matthews Pacific Tiger Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 100.6%

	Shares	Value

CHINA/HONG KONG: 40.2%
Tencent Holdings, Ltd.	6,153,500	$359,063,618

Alibaba Group Holding, Ltd.[b]	11,916,000	175,112,565

Kweichow Moutai Co., Ltd. A Shares	494,373	159,266,843

Meituan B Shares[b,c,d]	5,219,700	150,940,629

Hong Kong Exchanges & Clearing, Ltd.	2,411,400	141,028,275

ENN Energy Holdings, Ltd.	7,233,200	136,358,244

AIA Group, Ltd.	12,344,400	124,590,148

CITIC Securities Co., Ltd. H Shares	47,336,000	123,635,278

China Resources Beer Holdings Co., Ltd.	14,543,775	119,100,011

Yum China Holdings, Inc.	2,221,901	110,739,546

Shenzhen Inovance Technology Co., Ltd. A Shares	10,215,220	110,338,341

CSPC Pharmaceutical Group, Ltd.	89,932,000	97,925,903

China Resources Mixc Lifestyle Services, Ltd.[c,d]	19,936,630	93,029,329

China Tourism Group Duty Free Corp., Ltd. A Shares	2,613,977	90,337,638

Will Semiconductor Co., Ltd. Shanghai A Shares	1,814,851	88,702,372

Wuxi Biologics Cayman, Inc.[b,c,d]	6,622,500	78,403,138

StarPower Semiconductor, Ltd. A Shares	1,279,323	76,461,439

Baidu, Inc. A Shares[b]	3,951,200	73,693,543

Shandong Sinocera Functional Material Co., Ltd. A Shares	10,992,028	73,601,252

China Lesso Group Holdings, Ltd.	48,815,000	70,179,969

Topsports International Holdings, Ltd.[c,d]	67,131,000	67,992,639

JD.com, Inc. ADR[b]	895,800	62,768,706

Xinyi Solar Holdings, Ltd.	34,624,000	58,782,716

JD Logistics, Inc.[b,c,d]	16,340,800	55,506,608

Ming Yuan Cloud Group Holdings, Ltd.	23,956,175	54,635,864

Sany Heavy Industry Co., Ltd. A Shares	13,120,461	47,088,019

Angelalign Technology, Inc.[b,c,d]	1,172,000	37,602,270

JD.com, Inc. A Shares[b]	1,056,000	36,381,686

Alibaba Group Holding, Ltd. ADR[b]	160,220	19,032,534

Total China/Hong Kong		2,892,299,123

TAIWAN: 19.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	26,683,000	590,254,615

MediaTek, Inc.	2,776,000	119,116,850

E Ink Holdings, Inc.	21,826,000	118,857,326

Chailease Holding Co., Ltd.	11,875,150	112,954,295

Eclat Textile Co., Ltd.	4,559,000	103,882,327

Uni-President Enterprises Corp.	39,934,000	98,869,259

Delta Electronics, Inc.	9,486,182	94,123,655

Accton Technology Corp.	9,243,000	86,608,802

Yageo Corp.	3,416,000	59,061,368

Total Taiwan		1,383,728,497

	Shares	Value

SOUTH KOREA: 15.0%
Samsung Electronics Co., Ltd.	5,586,147	$366,870,040

NAVER Corp.	457,782	145,309,812

Mando Corp.[b]	2,067,718	110,024,852

Doosan Bobcat, Inc.[b]	2,768,127	94,733,088

HYBE Co., Ltd.[b]	288,733	84,570,396

SK IE Technology Co., Ltd.[b,c,d]	543,224	76,703,822

Samsung Engineering Co., Ltd.[b]	3,609,942	69,408,014

Krafton, Inc.[b]	164,787	63,689,198

Hyosung Advanced Materials Corp.[b]	113,218	56,686,307

Kakao Pay Corp.[b]	59,089	8,673,843

Total South Korea		1,076,669,372

INDIA: 13.4%
ICICI Bank, Ltd.	15,592,014	154,999,610

Housing Development Finance Corp., Ltd.	3,911,193	135,323,779

Titan Co., Ltd.	3,869,376	130,896,999

Dabur India, Ltd.	16,112,505	125,553,552

Tata Power Co., Ltd.	38,191,262	113,109,125

Ashok Leyland, Ltd.	68,826,160	112,889,545

Pidilite Industries, Ltd.	3,152,608	104,257,178

Tata Consultancy Services, Ltd.	1,751,138	87,829,290

Total India		964,859,078

SINGAPORE: 3.6%
SATS, Ltd.[b]	35,963,700	103,769,686

Venture Corp., Ltd.	6,271,900	85,227,893

Sea, Ltd. ADR[b]	305,900	68,432,889

Total Singapore		257,430,468

THAILAND: 3.5%
Central Pattana Public Co., Ltd.	102,788,500	174,828,511

Hana Microelectronics Public Co., Ltd.	27,755,700	73,931,776

Total Thailand		248,760,287

INDONESIA: 2.6%
PT Bank Central Asia	213,517,800	109,353,299

PT Astra International	202,803,900	81,172,711

Total Indonesia		190,526,010

PHILIPPINES: 2.1%
SM Prime Holdings, Inc.	224,061,771	148,941,831

Total Philippines		148,941,831

VIETNAM: 1.0%
Vietnam Dairy Products JSC	19,619,028	74,378,413

Total Vietnam		74,378,413

TOTAL INVESTMENTS: 100.6%		7,237,593,079
(Cost $5,417,768,423)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.6%)		(45,128,687)

NET ASSETS: 100.0%		$7,192,464,392

28	MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund

December 31, 2021

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $560,178,435, which is 7.79% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

JSC	Joint Stock Co.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	29

PORTFOLIO MANAGERS

Vivek Tanneeru
Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MASGX	MISFX
CUSIP	577130727	577130719
Inception	4/30/15	4/30/15
NAV	$15.37	$15.38
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.20%	1.07%
After Fee Waiver and Reimbursement[2]	1.40%	1.20%
Portfolio Statistics
Total # of Positions		46
Net Assets		$126.9 million
Weighted Average Market Cap		$24.1 billion
Portfolio Turnover[3]		65.6%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in Asia that Matthews believes satisfy one or more of its environmental, social and governance (“ESG”) standards. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asia region. The Fund may also invest in convertible securities and fixed-income securities, of any duration or quality, including high yield securities, of Asian companies.

The Fund’s consideration of ESG factors may impact its relative investment performance—positively or negatively—depending on whether such investments are in or out of favor in the market. The ESG factors used in the Fund’s investment process will likely make it perform differently from a fund that relies solely or primarily on financial metrics.

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Asia ESG Fund returned 11.76% (Investor Class) and 11.98% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned –4.46% over the same period. For the fourth quarter of the year, the Fund returned
–2.41% (Investor Class) and –2.35% (Institutional Class), while the benchmark returned –1.18%.

Market Environment:

The Asia ex-Japan equity markets saw a sharp correction during the second half of 2021 after steadily rising through the first half of the year, finishing down 4.5%. The perception of rising regulatory risks in China, the specter of inflation, in part driven by supply shortages (especially in semiconductors), as well as pandemic era monetary and fiscal stimulus, shipping bottlenecks, higher energy prices, and a resurgent COVID-19 in parts of South East Asia led to a correction. South Korea saw the regions first rate hike as the very accommodative post-COVID-19 monetary policy environments began to normalize. The U.S. Federal Reserve pivoted away from the view that higher inflation is a transitory phenomenon. Persistently high inflation reports, alongside a generally robust job market, led to a reassessment of the pace and scope of future rate hikes as well as quantitative tightening by the market. As a result, the end of the year sell-off across markets in the expensive growth stocks gathered pace.

India and Taiwan were the best performing markets, while China and South Korea were the worst performing markets in the region. China was weighed down by a rise in perceived political and regulatory risks and was particularly weak on the back of the Chinese government’s targeted regulatory action in sectors such as education, ecommerce, internet gaming, social media platforms, and ride hailing services. South Korea declined on concerns of the memory semiconductor cycle rolling over, among others. The Chinese renminbi and the Taiwanese dollar were among the best performing Asian currencies during the year, while the Thai baht and the Korean won were among the worst performers.

From a sector perspective, energy and utilities were among the best performers, while the consumer discretionary and communication services were the worst performers in the Asia ex Japan region.

Performance Contributors and Detractors:

On a country basis, China and India were the biggest contributors to the Fund’s relative performance during the year, while Taiwan was the biggest detractor. Stock selection in China and South Korea contributed positively to relative performance, while our overweight in India and underweight in China also contributed positively. Our underweight in Taiwan slightly detracted from performance.

From a sector standpoint, stock selection in industrials, consumer discretionary, real estate and health care were the biggest positive contributors, while our underweight in energy and overweight in health care detracted from performance, alongside stock selection in materials.

Looking at individual portfolio holdings, Shriram City Union, an Indian non-banking financial company that provides loans to small enterprises, was one of the biggest contributors during the year. The company, which also finances two-wheeler purchases, among others, was cheaply valued entering 2021 due to market worries about the impact of COVID-19 on its operations and credit costs.

(continued)

1	Actual 2021 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2023 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

30	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 years	5 years	Since Inception	Inception Date
Investor Class (MASGX)	-2.41%	11.76%	21.58%	16.76%	10.81%	4/30/15
Institutional Class (MISFX)	-2.35%	11.98%	21.80%	17.00%	11.05%	4/30/15
MSCI AC Asia ex Japan Index[4]	-1.18%	-4.46%	12.38%	11.61%	6.09%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted Monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Hong Kong Exchanges & Clearing, Ltd.	Financials	China/Hong Kong	6.7
Samsung SDI Co., Ltd., Pfd.	Information Technology	South Korea	6.5
Shriram City Union Finance, Ltd.	Financials	India	5.5
JD Health International, Inc.	Consumer Discretionary	China/Hong Kong	5.0
Bandhan Bank, Ltd.	Financials	India	4.5
Legend Biotech Corp.	Health Care	United States	3.8
Full Truck Alliance Co., Ltd.	Industrials	China/Hong Kong	3.5
China Conch Venture Holdings, Ltd.	Industrials	China/Hong Kong	3.2
Ecopro BM Co., Ltd.	Industrials	South Korea	3.1
Ginlong Technologies Co., Ltd.	Industrials	China/Hong Kong	2.9
% OF ASSETS IN TOP 10			44.7

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	31

Matthews Asia ESG Fund

Portfolio Manager Commentary  (unaudited) (continued)

However, Shriram City Union delivered steady results throughout the year and the market’s worries slowly receded. The company also continues to have very strong capital ratios and maintains a strong franchise within its niches. We anticipate higher vaccination rates should help normalize the Indian economy, boosting loan growth and further aiding the company’s prospects.

On the other hand, our position in Full Truck Alliance detracted from performance. Full Truck Alliance is China’s (and also the world’s) largest digital freight platform, connecting shippers with truckers. Full Truck Alliance enables faster, more efficient freight order listing and matching, creating broader access, while at the same time lowering shipping costs and reducing carbon emissions by reducing empty miles. China has four times the number of truckers and 13 times the number of carriers (80% of the carriers in China operate with one truck) than the U.S. On the social side, the company helps truckers find shipping orders faster and more cheaply by disintermediating several layers of middlemen while also providing assistance with smart navigation and other ancillary services. On the environmental side, the platform reduces carbon emissions by addressing empty miles by removing trucker trips to the logistics parks and also by ensuring that both the to-and-from legs of a trip are laden with cargo. During 2021, we participated in the IPO and continued to add to our position as the share price fell as a consequence of Cyberspace Administration of China’s review of the company. While the cybersecurity review of Full Truck Alliance prevents them from registering new users, we take a constructive view of the company’s market positioning, growth prospects, social and environmental value-add and its ability to successfully address any potential concerns raised by the still pending review.

Notable Portfolio Changes:

During the quarter, we initiated a position in Airtac International Group, a Taiwanese manufacturer of pneumatic equipment used in industrial automation that has significant sales exposure to China. The company is also making progress in its relatively new linear guideway business. The stock’s recent weakness around concerns about economic momentum in China provided an attractive entry point. We expect Airtac will benefit from increased -Chinese economic activity in addition to the ongoing industrial automation investments.

During the quarter we exited our position in Zomato, a leading Indian food delivery franchise, after it performed well following its IPO, which we participated in. We also took profits in IndusInd Bank, a new generation Indian private bank, after it performed well this year.

Outlook:

Looking ahead, the market’s expectations around the U.S. Federal Reserve’s interest rate and quantitative tightening policies remain perhaps the most important variables to watch out for in the near term as it has implications for regional, sector and style performance. Over the mid-to-long term, we continue to believe that companies addressing critical challenges such as climate change and inclusive development will continue to thrive.

We expect corporate earnings to grow moderately in 2022 as the global recovery continues to expand, though we remain vigilant about the impact of inflation. Across the region we see sufficient liquidity, and while we have not seen an uptick in credit, any meaningful pick up in credit issuance should further support economic growth. In many parts of Asia, higher COVID-19 vaccinations provide the potential for increased normalization of economic activity in the coming quarters.

For investors interested in sustainability themes, such as reducing carbon emissions, alleviating poverty and creating greater financial inclusion in the developing world, Asia remains an important investment destination, in our view. To tackle these themes globally, we believe we need to include the world’s most populous economies, many of which lie in Asia. As the global economy returns to strength, we are finding attractive opportunities for alpha* generation throughout our large, diverse investment universe.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	36.4
India	24.7
South Korea	12.0
Taiwan	9.0
United States	6.5
Indonesia	3.8
Bangladesh	3.3
Vietnam	1.9
Singapore	1.4
Japan	1.4
Liabilities in Excess of Cash and Other Assets	-0.4

SECTOR ALLOCATION (%)[7]
Industrials	22.9
Information Technology	21.8
Financials	21.0
Consumer Discretionary	15.2
Health Care	8.7
Real Estate	6.4
Communication Services	2.5
Consumer Staples	1.9
Liabilities in Excess of Cash and Other Assets	-0.4

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	26.5
Large Cap ($10B-$25B)	6.3
Mid Cap ($3B-10B)	36.4
Small Cap (under $3B)	31.2
Liabilities in Excess of Cash and Other Assets	-0.4

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

*	Alpha is defined as the excess return on an investment relative to the return on a benchmark index.

32	MATTHEWS ASIA FUNDS

Matthews Asia ESG Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 93.9%

	Shares	Value

CHINA/HONG KONG: 36.5%

Hong Kong Exchanges & Clearing, Ltd.	144,500	$8,450,935

JD Health International, Inc.[b,c,d]	801,150	6,319,824

Full Truck Alliance Co., Ltd. ADR[c]	534,500	4,473,765

China Conch Venture Holdings, Ltd.	821,000	4,015,709

Ginlong Technologies Co., Ltd. A Shares	100,600	3,659,093

Meituan B Shares[b,c,d]	105,600	3,053,687

Airtac International Group	62,000	2,276,562

Contemporary Amperex Technology Co., Ltd. A Shares	23,400	2,160,857

Wuxi Biologics Cayman, Inc.[b,c,d]	171,000	2,024,452

Flat Glass Group Co., Ltd. H Shares	354,000	1,802,087

CSPC Pharmaceutical Group, Ltd.	1,180,960	1,285,934

Innovent Biologics, Inc.[b,c,d]	196,500	1,216,801

Xinyi Glass Holdings, Ltd.	482,000	1,207,324

Hangzhou Tigermed Consulting Co., Ltd. A Shares	47,576	956,668

Medlive Technology Co., Ltd.[b,c,d]	223,000	778,804

Morimatsu International Holdings Co., Ltd.[c,d]	642,000	737,345

Centre Testing International Group Co., Ltd. A Shares	166,700	702,564

OPT Machine Vision Tech Co., Ltd. A Shares	15,778	697,196

New Oriental Education & Technology Group, Inc. ADR[c]	201,800	423,780

Total China/Hong Kong		46,243,387

INDIA: 24.6%
Shriram City Union Finance, Ltd.	296,979	7,024,720

Bandhan Bank, Ltd.[b,d]	1,673,907	5,672,518

Phoenix Mills, Ltd.	269,727	3,563,759

Minda Industries, Ltd.	166,663	2,738,757

Lemon Tree Hotels, Ltd.[b,c,d]	4,382,658	2,730,880

Mahindra & Mahindra, Ltd.	242,903	2,725,423

Marico, Ltd.	344,408	2,371,258

Indus Towers, Ltd.	543,713	1,812,925

NBCC India, Ltd.	2,516,317	1,547,329

Indian Railway Catering & Tourism Corp., Ltd.	97,230	1,083,936

Total India		31,271,505

TAIWAN: 9.0%
Andes Technology Corp.	185,000	3,565,297

Formosa Sumco Technology Corp.	295,000	3,082,294

M31 Technology Corp.	140,000	2,006,433

Sporton International, Inc.	180,448	1,413,880

Poya International Co., Ltd.	85,760	1,314,177

Total Taiwan		11,382,081

UNITED STATES: 6.5%
Legend Biotech Corp. ADR[c]	103,488	4,823,576

Micron Technology, Inc.	36,300	3,381,345

Total United States		8,204,921

	Shares	Value

SOUTH KOREA: 5.5%
Ecopro BM Co., Ltd.	9,380	$3,940,966

Solus Advanced Materials Co., Ltd.	39,739	2,978,241

Total South Korea		6,919,207

INDONESIA: 3.8%
PT Bank Tabungan Negara Persero[c]	21,821,800	2,644,802

PT Summarecon Agung[c]	36,792,791	2,153,785

Total Indonesia		4,798,587

BANGLADESH: 3.3%
BRAC Bank, Ltd.	4,385,012	2,826,237

GrameenPhone, Ltd.	326,770	1,333,349

Total Bangladesh		4,159,586

VIETNAM: 1.9%

Nam Long Investment Corp.	870,939	2,452,769

Total Vietnam		2,452,769

JAPAN: 1.4%
Koa Corp.	131,100	1,835,671

Total Japan		1,835,671

SINGAPORE: 1.4%
SATS, Ltd.[c]	629,800	1,817,225

Total Singapore		1,817,225

TOTAL COMMON EQUITIES		119,084,939

(Cost $100,306,370)

PREFERRED EQUITIES: 6.5%

SOUTH KOREA: 6.5%

Samsung SDI Co., Ltd., Pfd.	28,377	8,247,494

Total South Korea		8,247,494

TOTAL PREFERRED EQUITIES		8,247,494

(Cost $6,985,133)

TOTAL INVESTMENTS: 100.4%		127,332,433
(Cost $107,291,503)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.4%)		(479,277)

NET ASSETS: 100.0%		$126,853,156

matthewsasia.com | 800.789.ASIA	33

Matthews Asia ESG Fund

December 31, 2021

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $21,796,966, which is 17.18% of net assets.

c	Non-income producing security.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

Pfd.	Preferred

See accompanying notes to financial statements.

34	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MATFX	MITEX
CUSIP	577130883	577125859
Inception	12/27/99	4/30/13
NAV	$18.86	$19.08
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.09%	0.93%
Portfolio Statistics
Total # of Positions		45
Net Assets		$1.4 billion
Weighted Average Market Cap		$147.8 billion
Portfolio Turnover[2]		220.5%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Asia Innovators Fund returned –13.10% (Investor Class) and –12.97% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned –4.46% over the same period. For the fourth quarter of the year, the fund returned –6.82% (Investors Class) and –6.84% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned –1.18% over the same period.

Market Environment:

2021 was a weak year in Asian markets, led by China as Chinese regulators ramped up regulatory oversight and the cadence of announcements pressured some of the region’s largest and widest held stocks. Regulatory pressure in China was the dominant theme pervading innovative companies in 2021. This in turn created negative sentiment among overseas investors toward innovative stocks in China and triggered volatility and stock selloffs. Innovative companies have also had to navigate supply-chain bottle necks and the Delta and Omicron variant coronavirus surges. They also enter 2022 facing a less growth-conducive macro environment as the Fed and other central banks consider rate rises. These challenges serve as a reminder of the importance of holding a long-term view in Asia and the emerging markets.

Performance Contributors and Detractors:

From a regional perspective, the Fund’s overweight and stock selection in China/Hong Kong detracted the most from performance for the full year as investors sold down holdings amid concerns over China’s regulatory interventions. The Fund’s underweight to Taiwan also detracted from the Fund’s relative performance, even though stock selection was positive. The technology-dominated Taiwanese market gained as demand for hardware and chips was strong. On the other hand, the Fund’s overweight and stock selection in Singapore, as well as our exposure to Vietnam contributed to relative performance. From a sector perspective, industrials, materials and consumer discretionary detracted the most from relative performance. Consumer discretionary is our biggest sector allocation—it’s where we believe innovation can flourish and where China’s regulatory moves have also hit hard. While our stock selection was positive, the portfolio’s overweight to the sector detracted from performance. Conversely, stock selection in real estate and financial services sectors were the top contributors. While we remain interested in the real estate sector, we’re mindful that it is now highly regulated and companies in the sector don’t have complete control over their destinies.

Looking at our holdings, some of our consumer discretionary stocks detracted the most from both absolute and relative performance. In the communications services sector, Bilibili, a Chinese video content company, was one of the biggest detractors. The company’s operational metrics from user acquisition and engagement still trend positively but China’s policies to regulate the health and development of the country’s internet industry continue to put pressure on names in the sector. While we are cautious about the ongoing regulations, we continue to hold Bilibili as the fundamentals of the company remain healthy and its position as one of the dominant players in its field has strengthened as a result of more regulatory scrutiny. On the other hand, Chinese analog chipmaker Silergy was the biggest contributor. While listed in Taiwan, Silergy is a truly global company with an edge in China. The company designs mixed-signal and analog power management integrated circuits that are used in industrial, consumer, computing and communications.

(continued)

1	Actual 2021 expense ratios.
2	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	35

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MATFX)	-6.82%	-13.10%	28.12%	21.21%	15.43%	6.04%		12/27/99
Institutional Class (MITEX)	-6.84%	-12.97%	28.29%	21.42%	n.a.	15.32%		4/30/13
MSCI AC Asia ex Japan Index[3]	-1.18%	-4.46%	12.38%	11.61%	8.32%	6.71%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

4	Calculated from 12/31/99.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
ICICI Bank, Ltd.	Financials	India	5.2
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	5.1
Samsung Electronics Co., Ltd.	Information Technology	South Korea	4.9
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	4.8
HDFC Bank, Ltd.	Financials	India	4.6
XPeng, Inc.	Consumer Discretionary	China/Hong Kong	3.6
Meituan	Consumer Discretionary	China/Hong Kong	3.5
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	3.4
Silergy Corp.	Information Technology	China/Hong Kong	3.4
Alibaba Group Holding, Ltd.	Consumer Discretionary	China/Hong Kong	3.3
% OF ASSETS IN TOP 10			41.8

5	Holdings may combine more than one security from same issuer and related depositary receipts.

36	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	46.0
India	18.0
South Korea	13.8
Taiwan	6.9
Thailand	3.2
Singapore	2.3
France	2.3
United States	2.1
Indonesia	2.0
Japan	1.7
Vietnam	1.6
Cash and Other Assets, Less Liabilities	0.1

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	27.6
Information Technology	19.9
Financials	16.8
Communication Services	15.1
Consumer Staples	6.2
Industrials	4.4
Health Care	4.1
Energy	3.1
Materials	1.4
Real Estate	1.3
Cash and Other Assets, Less Liabilities	0.1

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	73.5
Large Cap ($10B-$25B)	18.2
Mid Cap ($3B-10B)	4.2
Small Cap (under $3B)	4.0
Cash and Other Assets, Less Liabilities	0.1

6	Not all countries are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Innovators Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

During the fourth quarter, we consolidated the portfolio’s U.S. American Depositary Receipt exposure into Hong Kong shares, including XPeng, Inc., an electric vehicle manufacturer, and Bilibili due to increased levels of uncertainty in U.S.—China relations. We also exited our position in China Resources Mixc Lifestyle Services, a property management company. We took part in the company’s IPO but sold our position as soon as the real estate crackdown took hold. Additionally, we took profit from some of our holdings, including Silergy and Sea Ltd, a Singapore-based gaming and e-commerce company and rotated capital into other opportunities in innovative companies across the region. We’ve also been adding to our Alibaba holding as the company is still the dominant ecommerce platform in China and the valuation is very attractive. The stock has also been a good benchmark to gauge investor sentiment toward China.

Outlook:

Looking ahead, concerns over China’s regulatory environment may cause more volatility, and we continue to monitor the situation very closely while also looking for growth opportunities and gauging for changes in sentiment. We believe the valuation of Chinese internet companies look very attractive currently despite these risks. In our view, internet companies continue to be some of the most innovative enterprises in the region and remain among the best positioned industries to benefit from rising disposable income in the region. We will continue to selectively build positions in companies that we believe are well positioned to grow and benefit from consumption. Additionally, China is entering an easing cycle, and we believe there are many companies with good fundamentals and valuations that are poised to benefit from that.

Despite difficult challenges in China, we are excited to see significant developments in countries like India, South Korea and other Southeast Asian countries. We continue to find many innovative companies in Asia at appealing valuations today and the current levels continue to provide fertile hunting ground for companies that are innovating in areas such as business strategy, products and services, marketing and human capital.

matthewsasia.com | 800.789.ASIA	37

Matthews Asia Innovators Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 99.9%

	Shares	Value

CHINA/HONG KONG: 48.0%
Tencent Holdings, Ltd.	1,219,300	$71,147,521

XPeng, Inc. A Shares[b]	2,131,800	50,761,857

Meituan B Shares[b,c,d]	1,685,800	48,749,107

JD.com, Inc. A Shares[b]	1,386,450	47,766,467

Silergy Corp.	260,000	47,059,042

Alibaba Group Holding, Ltd.[b]	3,125,500	45,931,044

Bilibili, Inc. Class Zb	910,491	42,287,884

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	5,348,230	34,896,966

Huazhu Group, Ltd. ADR[b]	801,420	29,925,023

Wuxi Biologics Cayman, Inc.[b,c,d]	2,479,000	29,348,642

China Resources Beer Holdings Co., Ltd.	3,562,000	29,169,472

Alchip Technologies, Ltd.	780,000	28,686,129

Flat Glass Group Co., Ltd. H Shares	4,843,000	24,653,970

Pinduoduo, Inc. ADR[b]	388,100	22,626,230

Sungrow Power Supply Co., Ltd. A Shares	921,800	21,148,091

Shenzhen Inovance Technology Co., Ltd. A Shares	1,863,897	20,132,636

Contemporary Amperex Technology Co., Ltd. A Shares	216,500	19,992,549

MicroTech Medical Hangzhou Co., Ltd. H Sharesb,c,d,†	4,813,700	15,680,307

NetEase, Inc.	731,200	14,783,874

East Money Information Co., Ltd. A Shares	2,369,705	13,848,981

Medlive Technology Co., Ltd.[b,c,d]	1,995,000	6,967,323

Jacobio Pharmaceuticals Group Co., Ltd.[b,c,d]	2,582,600	4,805,325

Total China/Hong Kong		670,368,440

INDIA: 18.0%
ICICI Bank, Ltd.	7,288,922	72,458,893

HDFC Bank, Ltd.	3,271,512	64,766,888

Bajaj Finance, Ltd.	308,777	28,840,739

Reliance Industries, Ltd.	889,500	28,256,390

Dabur India, Ltd.	2,827,694	22,034,254

Zomato, Ltd.[b]	9,788,400	18,092,613

Crompton Greaves Consumer Electricals, Ltd.	2,920,865	17,142,493

Total India		251,592,270

SOUTH KOREA: 13.8%
Samsung Electronics Co., Ltd.	1,046,558	68,732,666

SK Telecom Co., Ltd.	568,555	27,629,727

Kakao Corp.	249,089	23,522,046

Kia Corp.	291,877	20,143,337

LG Chem Ltd.	37,651	19,464,140

SK Hynix, Inc.	164,892	18,110,518

SK Innovation Co., Ltd.[b]	76,162	15,250,017

Total South Korea		192,852,451

TAIWAN: 4.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,035,000	67,137,232

Total Taiwan		67,137,232

	Shares	Value

THAILAND: 3.2%

Kasikornbank Public Co., Ltd.	6,303,200	$26,846,446

Central Pattana Public Co., Ltd.	10,518,500	17,890,461

Total Thailand		44,736,907

FRANCE: 2.3%
LVMH Moet Hennessy Louis Vuitton SE	38,514	31,829,275

Total France		31,829,275

SINGAPORE: 2.3%
Sea, Ltd. ADR[b]	141,806	31,723,420

Total Singapore		31,723,420

UNITED STATES: 2.1%
Airbnb, Inc. Class Ab	178,000	29,635,220

Total United States		29,635,220

INDONESIA: 2.0%
PT Bank Rakyat Indonesia Persero	95,194,400	27,408,962

Total Indonesia		27,408,962

JAPAN: 1.7%
Keyence Corp.	37,800	23,767,060

Total Japan		23,767,060

VIETNAM: 1.7%
Mobile World Investment Corp.	3,863,274	23,017,167

Total Vietnam		23,017,167

TOTAL INVESTMENTS: 99.9%		1,394,068,404
(Cost $1,384,835,496)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.1%		1,700,138

NET ASSETS: 100.0%		$1,395,768,542

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $105,550,704, which is 7.56% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

See accompanying notes to financial statements.

38	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Andrew Mattock, CFA
Lead Manager

Winnie Chwang
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$20.58	$20.53
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.06%	0.91%
Portfolio Statistics
Total # of Positions		63
Net Assets		$1.3 billion
Weighted Average Market Cap		$127.5 billion
Portfolio Turnover[2]		92.3%
Benchmarks
MSCI China Index
MSCI China All Shares Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong.

Matthews China Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews China Fund returned –12.26% (Investor Class) and –12.07% (Institutional Class), while its benchmark, the MSCI China Index, returned –21.64% over the same period. For the fourth quarter of the year, the Fund returned –5.66% (Investor Class) and
–5.62% (Institutional Class), while the benchmark returned –6.06%.

Market Environment:

2021 was a volatile year for Chinese equity markets amid a variety of issues including concerns regarding anti-monopoly regulations faced by internet platform companies, Chinese ADR delistings, solvency risks surrounding China’s property markets and general concerns about growth slowing given both internal and external factors. These concerns resulted in weak foreign sentiment and in stock market performance divergence between U.S.- and Hong Kong-listed Chinese securities with those of domestic A-share-listed Chinese securities (shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and Shenzhen Stock Exchange). Hong Kong dually listed stocks continue to see record high levels of discount compared with those of their China counterparts.

The regulatory environment in China has been rather tight since the end of the first half of 2021 given that China met many of its economic goals early in the year. We believe that regulations continue to be part and parcel of China’s economy and look toward opportunities in sectors where there is continued regulatory support, such as in the areas of renewables and import substitution which will continue to drive local businesses to use more locally made content.

Performance Contributors and Detractors:

Stock selection within information technology, consumer discretionary and financials contributed to performance for the full year. A contributor among individual stocks was e-commerce company JD.com. After being weighed down earlier in the year by market concerns stemming from China’s regulatory announcements directed at large internet platforms, the company stock price gained ground in the second half of the year. Despite the uncertain regulatory backdrop, JD.com reported strong second quarter earnings late in August, which boosted market sentiment toward the company. China Merchants Bank, a retail bank franchise that employs a prudent approach and commands good asset quality, was another contributor. Strong share price performance of the company’s stock has been supported, in our view, by resilient earnings per share* growth. We believe the stock remains attractively valued and may have further room for price appreciation, as the bank serves an appealing demographic of high-end clients and continues to expand its business.

On the other hand, the Fund’s real estate and consumer staples holdings detracted from performance. The market continued to be increasingly worried about real estate sentiment in the second half of the year which drove stock prices down. A detractor among individual stocks was Times China Holdings, a southern China focused developer which experienced weak performance due to a tightening policy environment. We believe that this presents the opportunity for market consolidation over the longer term, and that leading regional players such as Times China should be able to grow market share under these conditions given their strong balance sheets. Real estate opportunities in China are also attractively valued and may offer high dividend yields** making the risk reward still favorable in our view.

(continued)

*	Earnings per share is the amount of annual profit attributable to each share in a company.
**	Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price.

1	Actual 2021 expense ratios.
2	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	39

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MCHFX)	-5.66%	-12.26%	19.09%	16.16%	8.91%	10.10%		2/19/98
Institutional Class (MICFX)	-5.62%	-12.07%	19.32%	16.38%	9.10%	5.95%		10/29/10
MSCI China Index[3]	-6.06%	-21.64%	7.91%	9.52%	7.38%	4.46%	[4]
MSCI China All Shares Index[3]	-2.52%	-12.80%	14.21%	10.12%	8.07%	n.a.	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

4	Calculated from 2/28/98.

5	Index performance data prior to 11/25/08 is not available.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Communication Services	10.4
Alibaba Group Holding, Ltd.	Consumer Discretionary	7.6
Meituan	Consumer Discretionary	4.5
China Merchants Bank Co., Ltd.	Financials	4.5
JD.com, Inc.	Consumer Discretionary	4.4
China International Capital Corp., Ltd.	Financials	3.8
CITIC Securities Co., Ltd.	Financials	3.0
Sungrow Power Supply Co., Ltd.	Industrials	2.2
China Merchants Securities Co., Ltd.	Financials	2.0
China Tourism Group Duty Free Corp., Ltd.	Consumer Discretionary	2.0
% OF ASSETS IN TOP 10		44.4

5	Holdings may combine more than one security from same issuer and related depositary receipts.

40	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6]
China/Hong Kong	98.8
Cash and Other Assets, Less Liabilities	1.2

SECTOR ALLOCATION (%)[6]
Consumer Discretionary	23.9
Information Technology	19.0
Financials	14.6
Industrials	13.1
Communication Services	11.8
Real Estate	5.2
Materials	5.2
Health Care	3.7
Consumer Staples	1.8
Utilities	0.4
Cash and Other Assets, Less Liabilities	1.2

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	62.0
Large Cap ($10B-$25B)	19.2
Mid Cap ($3B-10B)	14.1
Small Cap (under $3B)	3.4
Cash and Other Assets, Less Liabilities	1.2

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews China Fund

Portfolio Manager Commentary  (unaudited) (continued)

Chinese liquor company Wuliangye Yibin was another detractor. As the second-largest liquor company in China, the company specializes in manufacturing “baijiu,” a clear liquor made from grain. Wuliangye’s underperformance was in line with the overall sector correction experienced in 2021. The consumer staples sector was one of the best performing sectors in 2020 and saw valuations become rather expensive for the growth it was offering. Hence what we saw was a healthy correction of the overall sector, including that of white liquor names and Wuliangye.

The Fund’s allocation to A-shares has continued to increase over time during the year. At the end of December, the strategy had 49.4% in A-shares compared to the beginning of the year, where it had 37.5%. As A-shares have performed much better compared to both the U.S. and Hong Kong-listed shares, the portfolio’s increasing allocation to A-shares generated positive returns.

Notable Portfolio Changes:

During the year, we consolidated the portfolio’s U.S. American Depositary Receipt (“ADR”) exposure into Hong Kong shares, including for Alibaba and JD.com, due to increased levels of uncertainty of U.S.—China relations. Over the next few years, we anticipate that more U.S.-listed ADRs will continue to seek secondary listings in Hong Kong. We also consolidated the Fund’s consumer staples exposure in the beginning of the year due to the sector’s high valuations, and lowered the portfolio’s overall exposure to insurance companies given China’s lower interest rate environment and intensifying competition in the country. We initiated new positions in Sungrow Power Supply and Nari Technology. Sungrow is the leading inverter manufacturer in China benefiting from renewable energy growth. China’s plan to be carbon neutral by 2060 has promoted significant volume expansion opportunities across the solar chain. Sungrow has strong product offerings in the high end inverter space and strong execution by management has grown the company’s global market share considerably over the past decade. Additionally, we believe there is further opportunity to expand Sungrow’s total addressable market as the energy storage system market grows. Nari Technology is a leading provider of equipment and digital solutions to China’s state grid. As the proportion of renewable energy in China’s energy mix increases, China’s grid is seeing upgrading needs for smarter grid capabilities. We believe these increased needs will spur capital expenditure* spending and benefit vendors such as Nari Technology.

Outlook:

Looking ahead, we believe 2022 will be a year of adaptation to the new policies in place. Tough regulations might have moderated growth but have not completely derailed growth for many of China’s leading companies. There will likely be relative stability, both economically and politically, for the country as highlighted in the recent central economic work conference. China’s government also has sufficient monetary tools to deploy if it needs to step in to support economic growth. However, given that growth targets are largely within expectation, we expect that any monetary support will be more targeted.

In 2022, we believe that China will continue to be focused on a strict COVID-19 policy. China’s well executed COVID measures have ensured that most businesses operations continued smoothly albeit the recovery in consumer-related opportunities may take slightly longer to unfold. China will also be focused on its longer-term renewable goals and we continue to expect these areas to be fast-growing opportunities. Valuations have corrected down with market uncertainty over the past year providing for an opportunity to buy into the market.

*	Capital expenditure is an amount spent by a company to acquire or significantly improve the capacity or capabilities of a long-term asset such as equipment or buildings.

matthewsasia.com | 800.789.ASIA	41

Matthews China Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 98.8%

	Shares	Value

CONSUMER DISCRETIONARY: 23.9%
Internet & Direct Marketing Retail: 18.2%
Alibaba Group Holding, Ltd.[b]	6,898,900	$101,383,357

Meituan B Shares[b,c,d]	2,095,500	60,596,603

JD.com, Inc. A Shares[b]	1,731,080	59,639,782

Pinduoduo, Inc. ADR[b]	387,600	22,597,080

		244,216,822

Specialty Retail: 4.1%
China Tourism Group Duty Free Corp., Ltd. A Shares	758,190	26,202,638
Zhongsheng Group Holdings, Ltd.	2,306,500	17,998,307

China Yongda Automobiles Services Holdings, Ltd.	7,984,000	10,698,461

		54,899,406

Household Durables: 1.6%
Midea Group Co., Ltd. A Shares	1,875,052	21,768,298

Total Consumer Discretionary		320,884,526

INFORMATION TECHNOLOGY: 19.0%
Semiconductors & Semiconductor Equipment: 7.4%
LONGi Green Energy Technology Co., Ltd. A Shares	1,564,982	21,227,143

Gigadevice Semiconductor Beijing, Inc. A Shares	695,302	19,239,998

Will Semiconductor Co., Ltd. Shanghai A Shares	315,219	15,406,594

Zhejiang Jingsheng Mechanical & Electrical Co., Ltd. A Shares	1,406,589	15,366,173

All Winner Technology Co., Ltd. A Shares	1,224,932	12,208,760

NAURA Technology Group Co., Ltd. A Shares	144,741	7,908,272

Cambricon Technologies Corp., Ltd. A Shares[b]	508,825	7,595,909

		98,952,849

Electronic Equipment, Instruments & Components: 5.9%
Wingtech Technology Co., Ltd. A Shares	1,227,335	24,958,145

Wuxi Lead Intelligent Equipment Co., Ltd. A Shares	2,100,516	24,560,782

Maxscend Microelectronics Co., Ltd. A Shares	381,129	19,612,793

Xiamen Faratronic Co., Ltd. A Shares	267,834	9,798,371

		78,930,091

Software: 5.7%
Thunder Software Technology Co., Ltd. A Shares	1,148,466	24,981,929

Shanghai Baosight Software Co., Ltd. A Shares	2,149,202	20,556,340

Beijing Kingsoft Office Software, Inc. A Shares	413,852	17,273,463

Sangfor Technologies, Inc. A Shares	256,149	7,700,144

Kingdee International Software Group Co., Ltd.[b]	2,204,000	6,784,265

		77,296,141

Total Information Technology		255,179,081

	Shares	Value

FINANCIALS: 14.6%
Capital Markets: 9.8%
China International Capital Corp., Ltd. H Shares[c,d]	18,702,800	$51,614,689

CITIC Securities Co., Ltd. H Shares	15,568,000	40,661,526

China Merchants Securities Co., Ltd. H Shares[c,d]	17,230,000	26,393,137

Hong Kong Exchanges & Clearing, Ltd.	225,900	13,211,532

		131,880,884

Banks: 4.8%
China Merchants Bank Co., Ltd. A Shares	7,810,123	59,854,069

China Construction Bank Corp. H Shares	5,948,660	4,122,105

		63,976,174

Total Financials		195,857,058

INDUSTRIALS: 13.1%
Machinery: 6.0%
Estun Automation Co., Ltd. A Shares	4,895,425	19,988,169

Shenzhen Inovance Technology Co., Ltd. A Shares	1,773,531	19,156,559

Weichai Power Co., Ltd. A Shares	5,107,661	14,358,111

Jiangsu Hengli Hydraulic Co., Ltd. A Shares	1,093,800	14,059,348

PNC Process Systems Co,. Ltd. A Shares	1,118,100	8,482,934

Jiangsu Guomao Reducer Co., Ltd. A Shares	724,600	4,433,652

		80,478,773

Electrical Equipment: 5.4%
Sungrow Power Supply Co., Ltd. A Shares	1,289,174	29,576,447

NARI Technology Co., Ltd. A Shares	3,219,964	20,297,558

Gotion High-tech Co., Ltd. A Shares[b]	1,456,583	11,757,818

Jiangsu Zhongtian Technology Co., Ltd. A Shares	3,935,900	10,498,412

		72,130,235

Aerospace & Defense: 1.1%
Beijing Cisri-Gaona Materials & Technology Co., Ltd. A Shares	1,649,912	14,942,729

Commercial Services & Supplies: 0.6%
China Everbright International, Ltd.	10,220,000	8,208,778

Total Industrials		175,760,515

COMMUNICATION SERVICES: 11.9%
Interactive Media & Services: 10.4%
Tencent Holdings, Ltd.	2,384,200	139,120,741

Entertainment: 1.5%
Bilibili, Inc. ADR[b]	425,900	19,761,760

Total Communication Services		158,882,501

REAL ESTATE: 5.2%
Real Estate Management & Development: 5.2%
China Overseas Land & Investment, Ltd.	9,336,000	22,115,119
CIFI Holdings Group Co., Ltd.	26,690,000	16,053,260
Times China Holdings, Ltd.	25,343,000	12,258,858

KWG Living Group Holdings, Ltd.[d]	23,653,000	9,726,218

KE Holdings, Inc. ADR[b]	470,000	9,456,400

Total Real Estate		69,609,855

42	MATTHEWS ASIA FUNDS

Matthews China Fund

December 31, 2021

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

MATERIALS: 5.2%
Chemicals: 4.4%
Shandong Sinocera Functional Material Co., Ltd. A Shares	2,914,966	$19,518,249

Shenzhen Capchem Technology Co., Ltd. A Shares	782,856	13,912,256

Ningbo Shanshan Co., Ltd. A Shares	1,926,700	9,909,389

Skshu Paint Co., Ltd. A Shares	361,126	7,904,158

Wanhua Chemical Group Co., Ltd. A Shares	470,818	7,476,592

		58,720,644

Construction Materials: 0.8%
China Jushi Co., Ltd. A Shares	3,755,100	10,754,474

Total Materials		69,475,118

HEALTH CARE: 3.7%
Life Sciences Tools & Services: 1.1%
Hangzhou Tigermed Consulting Co., Ltd. A Shares	265,386	5,336,437

Wuxi Biologics Cayman, Inc.[b,c,d]	408,500	4,836,192

Pharmaron Beijing Co., Ltd. A Shares	213,092	4,735,117

		14,907,746

Health Care Equipment & Supplies: 1.1%
Shenzhen New Industries Biomedical Engineering Co., Ltd. A Shares	2,065,357	14,261,165

Pharmaceuticals: 1.0%
Jiangsu Hengrui Medicine Co., Ltd. A Shares	1,727,595	13,799,649

Health Care Providers & Services: 0.5%
Topchoice Medical Corp. A Shares[b]	215,491	6,744,649

Total Health Care		49,713,209

CONSUMER STAPLES: 1.8%
Beverages: 1.8%
Wuliangye Yibin Co., Ltd. A Shares	698,919	24,475,047

Total Consumer Staples		24,475,047

UTILITIES: 0.4%
Gas Utilities: 0.4%
ENN Energy Holdings, Ltd.	278,500	5,250,203

Total Utilities		5,250,203

TOTAL INVESTMENTS: 98.8%		1,325,087,113
(Cost $1,302,011,645)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%		16,723,144

NET ASSETS: 100.0%		$1,341,810,257

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $143,440,621, which is 10.69% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	43

PORTFOLIO MANAGERS

Winnie Chwang	Andrew Mattock, CFA
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MCSMX	MICHX
CUSIP	577125404	577125842
Inception	5/31/11	11/30/17
NAV	$16.44	$16.47
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.48%	1.31%
After Fee Waiver and Reimbursement[2]	1.43%	1.20%
Portfolio Statistics
Total # of Positions		66
Net Assets		$381.2 million
Weighted Average Market Cap		$5.2 billion
Portfolio Turnover[3]		119.7%
Benchmark
MSCI China Small Cap Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews China Small Companies Fund returned –3.59% (Investor Class) and –3.35% (Institutional Class), while its benchmark, the MSCI China Small Cap Index, returned –6.26% over the same period. For the fourth quarter of the year, the Fund returned –3.83% (Investor Class) and –3.79% (Institutional Class), while the benchmark returned –8.47%.

Market Environment:

2021 was a volatile year for Chinese equity markets with a variety of issues including concerns regarding anti-monopoly regulations faced by internet platform companies, Chinese American Depositary Receipt (“ADR”) delistings, solvency risks surrounding China’s property markets and general concerns about growth slowing given both internal and external factors. These concerns resulted in weak foreign sentiment and in stock market performance divergence between U.S.- and Hong Kong-listed Chinese securities with those of domestic A-share-listed Chinese securities (shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and Shenzhen Stock Exchange). Hong Kong dually listed stocks continue to see record high levels of discount compared with those of their China counterparts.

The regulatory environment in China has been rather tight since the end of the first half of 2021 given that China met many of its economic goals early in the year. We believe that regulations continue to be part and parcel of China’s economy and look toward opportunities in sectors where there is continued regulatory support, such as in the areas of renewables and import substitution which will continue to drive local businesses to use more locally made content.

Amid this backdrop, the Chinese market was bifurcated, with the onshore China A shares market ending the year slightly positive while MSCI China and MSCI China All Share Indexes ended up being some of the worst markets, down more than 20% and 10%, respectively. Small cap equities were slightly more insulated from downward pressure.

Performance Contributors and Detractors:

An overweight and stock selection within the information technology sector and stock selection within the industrials sector contributed the most to performance for the full year. A contributor among individual stocks was Ginlong Technologies Co., a company that manufactures solar inverters for solar energy production. The solar inverters are a critical component in solar modules and may have more pricing protection when compared to other solar module components given a more consolidated market structure. The trajectory of renewable energy expansion in China is very clear in our view and we expect continued solar growth in China given the government’s supportive policies, such as a goal of carbon neutrality by 2060. SITC International, an intra-Asia logistic provider, was another contributor. With a superior management team who is very knowledgeable about the region, the company has executed very well in past years, and the company has done well amid rising shipping rates given tighter supply.

On the other hand, the Fund’s utilities, health care and real estate holdings detracted from relative performance. The market continued to be increasingly worried about real estate sentiment in the second half of the year which drove stock prices down. A detractor among individual stocks was Times China Holdings,

(continued)

1	Actual 2021 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.20% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 1.20% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 1.20%. If the operating expenses fall below the expense limitation within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement will remain in place until April 30, 2023 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

44	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception date
Investor Class (MCSMX)	-3.83%	-3.59%	33.57%	24.73%	15.50%	10.85%		05/31/11
Institutional Class (MICHX)	-3.79%	-3.35%	33.85%	n.a.	n.a.	19.94%		11/30/17
MSCI China Small Cap Index[4]	-8.47%	-6.26%	8.34%	4.98%	6.08%	1.52%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

5	Calculated from 5/31/11

TOP TEN HOLDINGS[6]
	Sector	% of Net Assets
Alchip Technologies, Ltd.	Information Technology	3.6%
Pan Jit International, Inc.	Information Technology	3.3%
Zhejiang HangKe Technology, Inc., Co.	Industrials	3.3%
Chailease Holding Co., Ltd.	Financials	2.9%
Silergy Corp.	Information Technology	2.8%
Airtac International Group	Industrials	2.6%
China State Construction International Holdings, Ltd.	Industrials	2.6%
ACM Research, Inc.	Information Technology	2.5%
ENN Natural Gas Co., Ltd.	Utilities	2.5%
China Yongda Automobiles Services Holdings, Ltd.	Consumer Discretionary	2.3%
% OF ASSETS IN TOP 10		28.4%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	45

Matthews China Small Companies Fund

Portfolio Manager Commentary  (unaudited) (continued)

a southern China focused developer which experienced weak performance due to a tightening policy environment. We believe that this presents the opportunity for market consolidation over the longer term, and that leading regional players such as Times China should be able to grow market share under these conditions given their strong balance sheets. Real estate opportunities in China are also attractively valued and may offer high dividend yields* making the risk reward still favorable in our view. Another detractor among individual securities was Peijia Medical, which manufactures TAVR products used in heart surgeries which still has very low penetration in China. China’s overall health care sector suffered from additional concerns of the regulatory impact from price cuts and investors held a negative view on the sector’s growth. While we expect penetration of such products to increase, we are also mindful of the situation on pricing and a bit cautious on the name given still high valuations; hence our position is rather small.

The Fund’s allocation to A-shares has continued to increase over time during the year. At the end of 2021, the Fund had 33.6% in A-shares compared to the beginning of the year, where it had 27.5%. As A-shares have performed much better compared to both the U.S. and Hong Kong-listed shares, the portfolio’s increasing allocation to A-shares generated positive returns.

Notable Portfolio Changes:

During the quarter, we reduced the portfolio’s overall exposure to the health care and materials sectors and increased our exposure to the information technology sector given secular growth opportunities ahead. We initiated new positions in Sino Wealth Electronics, maker of microcontroller unit (MCU) components that are used in a wide variety of electronics including that of home applications. There are still a lot of opportunities in “catch-up” technology available in China and Sino Wealth helps to cater to this. Broadly as well, the proliferation of smart devices is expanding, necessitating more semi components such as MCUs. We also reinitiated our position in property management company China Overseas Property given the recent property correction. The company provides professional condo management for homeowners in China, a relatively new category of professional services.

Outlook:

Looking ahead, we believe 2022 will be a year of adaptation to the new policies in place. Tough regulations might have moderated growth but have not completely derailed growth for many of China’s leading companies. There will likely be relative stability, both economically and politically, for the country as highlighted in the recent central economic work conference. China’s government also has sufficient monetary tools to deploy if it needs to step in to support economic growth. However, given that growth targets are largely within expectation, we expect that any monetary support will be more targeted.

In 2022, we believe that China will continue to be focused on a strict COVID-19 policy. China’s well executed COVID measures have ensured that most businesses operations continued smoothly albeit the recovery in consumer-related opportunities may take slightly longer to unfold. China will also be focused on its longer-term renewable goals and we continue to expect these areas to be fast-growing opportunities.

There are many reasons why we think small companies will remain resilient. Not only are they at the front and center of China’s economy across metrics such as contribution to GDP, percentage of patents and innovation, but they are more insulated from trade and geopolitical affairs. Small companies are highly driven by domestic demand, and they tend to be asset-light and capital-efficient. As such, small companies are often nimble companies that can react quickly to a changing market environment. We remain focused on the longer-term fundamentals of the domestic growth engine.

COUNTRY ALLOCATION (%)[7]
China/Hong Kong	81.6
Taiwan	14.7
United States	3.9
Liabilities in Excess of Cash and Other Assets	-0.2

SECTOR ALLOCATION (%)[7]
Information Technology	27.4
Industrials	23.7
Consumer Discretionary	12.8
Health Care	8.8
Financials	7.2
Real Estate	6.3
Materials	6.2
Consumer Staples	3.2
Utilities	2.5
Communication Services	2.1
Liabilities in Excess of Cash and Other Assets	-0.2

MARKET CAP EXPOSURE (%)[7,8]
Mega Cap (over $25B)	0.0
Large Cap ($10B-$25B)	11.2
Mid Cap ($3B-10B)	47.4
Small Cap (under $3B)	41.6
Liabilities in Excess of Cash and Other Assets	-0.2

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8

The Fund defines Small Companies as companies with market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s primary benchmark, the MSCI China Small Cap Index.

*	Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price.

46	MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 100.2%

	Shares	Value

INFORMATION TECHNOLOGY: 27.4%
Semiconductors & Semiconductor Equipment: 18.9%

Alchip Technologies, Ltd.	369,000	$13,570,746

Pan Jit International, Inc.	3,252,000	12,533,468

Silergy Corp.	59,000	10,678,783

ACM Research, Inc. Class Ab	110,400	9,413,808

Andes Technology Corp.	392,000	7,554,575

Sino Wealth Electronic, Ltd. A Shares	627,036	6,701,852

Flat Glass Group Co., Ltd. H Shares	1,247,000	6,348,028

StarPower Semiconductor, Ltd. A Shares	88,192	5,270,981

		72,072,241

Electronic Equipment, Instruments & Components: 2.8%

Kingboard Holdings, Ltd.	1,269,000	6,182,650

Kingboard Laminates Holdings, Ltd.	2,624,500	4,463,815

China High Precision Automation Group, Ltd.[b,c]	195,000	250

		10,646,715

Software: 2.4%

Longshine Technology Group Co., Ltd. A Shares	1,313,144	7,656,329

Weimob, Inc.[b,d,e]	1,667,000	1,688,179

		9,344,508

Communications Equipment: 1.7%
Accton Technology Corp.	690,000	6,465,441

IT Services: 1.6%
Chinasoft International, Ltd.	4,614,000	6,016,874

Total Information Technology		104,545,779

INDUSTRIALS: 23.7%
Machinery: 8.4%

Airtac International Group	269,191	9,884,357

Estun Automation Co., Ltd. A Shares	1,596,000	6,516,517

Zhuzhou Huarui Precision Cutting Tools Co., Ltd. A Shares	221,853	5,520,846

Morimatsu International Holdings Co., Ltd.[b,e]	4,461,000	5,123,516

Leader Harmonious Drive Systems Co., Ltd. A Shares	177,283	4,855,230

		31,900,466

Electrical Equipment: 5.8%

Zhejiang HangKe Technology, Inc., Co. A Shares	734,702	12,400,815

Ginlong Technologies Co., Ltd. A Shares	137,537	5,002,591

Hongfa Technology Co., Ltd. A Shares	415,755	4,881,157

		22,284,563

Transportation Infrastructure: 3.7%

Yuexiu Transport Infrastructure, Ltd.	12,064,000	7,147,845

Hainan Meilan International Airport Co., Ltd. H Shares[b]	2,286,000	7,050,715

		14,198,560

Construction & Engineering: 2.6%
China State Construction International Holdings, Ltd.	7,830,000	9,744,580

	Shares	Value
Professional Services: 2.2%
China Testing & Certification International Group Co., Ltd. A Shares	2,750,113	$8,347,705

Marine: 1.0%
SITC International Holdings Co., Ltd.	1,028,500	3,719,763

Total Industrials		90,195,637

CONSUMER DISCRETIONARY: 12.8%
Specialty Retail: 4.4%

China Yongda Automobiles Services Holdings, Ltd.	6,574,000	8,809,078

China Meidong Auto Holdings, Ltd.	1,546,000	7,967,872

		16,776,950

Hotels, Restaurants & Leisure: 2.4%

BTG Hotels Group Co., Ltd. A Shares[b]	1,192,500	4,911,515

Helens International Holdings Co., Ltd.[b]	1,781,500	4,315,057

		9,226,572

Auto Components: 2.2%
Zhejiang Shuanghuan Driveline Co., Ltd. A Shares	1,970,003	8,524,711

Textiles, Apparel & Luxury Goods: 1.8%
Xtep International Holdings, Ltd.	4,106,500	6,850,791

Diversified Consumer Services: 1.4%
China Yuhua Education Corp., Ltd.[d,e]	15,188,000	5,436,788

Household Durables: 0.6%
Q Technology Group Co., Ltd.[e]	1,646,000	2,129,378

Total Consumer Discretionary		48,945,190

HEALTH CARE: 8.8%
Health Care Equipment & Supplies: 3.1%

Brighten Optix Corp.	434,000	4,675,365

Shenzhen New Industries Biomedical Engineering Co., Ltd. A Shares	660,965	4,563,924

Peijia Medical, Ltd.[b,d,e]	1,487,000	2,536,322

		11,775,611

Life Sciences Tools & Services: 2.1%

Frontage Holdings Corp.[b,d,e]	7,882,000	3,995,003

Pharmaron Beijing Co., Ltd. H Shares[d,e]	255,600	3,947,146

		7,942,149

Biotechnology: 1.9%

Legend Biotech Corp. ADR[b]	116,800	5,444,048

InnoCare Pharma, Ltd.[b,d,e]	969,000	1,902,659

		7,346,707

Health Care Technology: 1.7%

B-Soft Co., Ltd. A Shares	2,428,160	4,273,463

Medlive Technology Co., Ltd.[b,d,e]	577,500	2,016,857

		6,290,320

Total Health Care		33,354,787

matthewsasia.com | 800.789.ASIA	47

Matthews China Small Companies Fund

December 31, 2021

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

FINANCIALS: 7.2%
Capital Markets: 3.7%

China Merchants Securities Co., Ltd. H Shares[d,e]	3,382,600	$5,181,510

Haitong International Securities Group, Ltd.	22,370,000	4,824,347

China Renaissance Holdings, Ltd.[d,e]	2,174,000	4,119,515

		14,125,372

Diversified Financial Services: 2.9%
Chailease Holding Co., Ltd.	1,181,250	11,235,838

Consumer Finance: 0.6%
360 DigiTech, Inc. ADR	96,700	2,217,331

Total Financials		27,578,541

REAL ESTATE: 6.3%
Real Estate Management & Development: 6.3%

KWG Group Holdings, Ltd.	11,420,500	7,479,332

China Overseas Property Holdings, Ltd.	6,285,000	6,665,559

KWG Living Group Holdings, Ltd.[e]	15,037,000	6,183,281

Times China Holdings, Ltd.	7,891,000	3,817,016

Total Real Estate		24,145,188

MATERIALS: 6.2%
Chemicals: 4.8%

Jiangsu Cnano Technology Co., Ltd. A Shares	264,009	6,188,720

Sinoma Science & Technology Co., Ltd. A Shares	1,156,500	6,187,282

Asia Cuanon Technology Shanghai Co., Ltd. A Shares	753,275	3,045,924

Dongyue Group, Ltd.	1,303,000	2,035,386

Asia Cuanon Technology Shanghai Co., Ltd. A Shares	232,500	944,019

China BlueChemical, Ltd. H Shares	256,000	71,270

		18,472,601

Construction Materials: 1.4%
Keshun Waterproof Technologies Co., Ltd. A Shares	2,018,380	5,168,030

Total Materials		23,640,631

CONSUMER STAPLES: 3.2%
Food Products: 3.2%

Yantai China Pet Foods Co., Ltd. A Shares	1,029,248	4,886,967

China Modern Dairy Holdings, Ltd.	25,345,000	4,262,259

Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd. A Shares	504,800	3,012,965

Total Consumer Staples		12,162,191

UTILITIES: 2.5%
Gas Utilities: 2.5%
ENN Natural Gas Co., Ltd. A Shares	3,237,342	9,346,217

Total Utilities		9,346,217

	Shares	Value

COMMUNICATION SERVICES: 2.1%
Entertainment: 2.1%
Kingsoft Corp., Ltd.	1,843,400	$8,107,940

Total Communication Services		8,107,940

TOTAL INVESTMENTS: 100.2%		382,022,101
(Cost $383,805,435)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.2%)		(853,775)

NET ASSETS: 100.0%		$381,168,326

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. The aggregate value of Level 3 security is $250 and 0.00% of net assets.

d

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $30,823,979, which is 8.09% of net assets.

e	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

48	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Peeyush Mittal,CFA
Lead Manager

Sharat Shroff, CFA
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$28.17	$28.64
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.10%	0.96%
Portfolio Statistics
Total # of Positions		54
Net Assets		$763.8 million
Weighted Average Market Cap		$53.5 billion
Portfolio Turnover[2]		42.5%
Benchmark
S&P Bombay Stock Exchange 100 Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

Matthews India Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews India Fund returned 18.11% (Investor Class) and 18.28% (Institutional Class), while its benchmark, the S&P Bombay Stock Exchange 100 Index, returned 24.08% over the same period. For the fourth quarter of the year, the Fund returned –2.57% (Investor Class) and –2.53% (Institutional Class), while the benchmark returned –1.53%.

Market Environment:

India was the bright spot in the emerging markets last year. After a painful period enduring a second COVID surge in the Spring, the economy and the markets rebounded resulting in an impressive equity market performance.

A number of positive factors were at play. First, the Reserve Bank of India maintained its accommodative monetary policy stance. Low interest rates led to a huge influx of retail investors into India’s equity markets and facilitated increased demand in the real estate sector. Second, COVID-related restrictions on mobility fueled rapid growth in India’s information technology (IT) sector and nascent technology platforms as organizations across the globe adopted digital ways of working and home entertainment and gaming expanded. IT firms are hiring workers at the fastest clip in years. That doesn’t just mean good job opportunities are being created—it’s also leading to increased consumption. Third, China-U.S. geopolitical tensions and China’s regulatory interventions in its domestic markets have worked to India’s benefit. Investors sought out high-growth opportunities outside of China and India fitted the bill.

Performance Contributors and Detractors:

From a sector perspective, our allocation and stock selection within IT and our stock selection within health care contributed the most to performance for the full year. On the other hand, our allocation and stock selection within financials and materials detracted from performance. The Fund has traditionally not invested in steel and aluminum producing companies, some of which did very well aided by a healthy pricing environment for their products. Enhanced profitability of these companies on the back of low valuation led to strong equity performance and created the negative attribution for the Fund.

Looking at individual portfolio holdings, IT services and consulting companies Mindtree and Larsen & Toubro Infotech were among the top contributors to performance. India-based IT services firms are seeing strong demand on the back of greater outsourcing of digital services by corporates globally. Also, smaller IT companies have shown faster growth compared to their larger peers in the last 12-18 months. Conversely, Bandhan Bank, a financial services company providing full-service banking including microfinance products to traditionally underserved markets, detracted the most during 2021. Bandhan Bank dispenses credit to low-income borrowers, some of whom had their finances upended by the COVID surge. As a result, the bank experienced slippage in its credit quality which led to the stock’s steep underperformance. We continue to hold Bandhan Bank as we believe the company should be able to overcome these short-term cyclical issues due to the bank’s high underlying business profitability and solid capital position.

Notable Portfolio Changes:

We have reduced our holdings in consumer staples stocks after a strong performance in 2020. These companies had benefited from the pantry-loading phenomenon while COVID was peaking in India. As mobility has improved, this trend has weakened. Consequently, we exited Marico, a consumer goods company, and Britannia Industries, a foods business.

(continued)

1	Actual 2021 expense ratios.
2	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	49

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MINDX)	-2.57%	18.11%	10.88%	10.73%	12.89%	10.91%		10/31/05
Institutional Class (MIDNX)	-2.53%	18.28%	11.04%	10.91%	13.08%	7.01%		10/29/10
S&P Bombay Stock Exchange 100 Index[3]	-1.53%	24.08%	15.33%	15.39%	12.13%	11.11%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from S&P BSE 100 Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

4	Calculated from 10/31/05.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Infosys, Ltd.	Information Technology	7.4%
HDFC Bank, Ltd.	Financials	6.7%
Reliance Industries, Ltd.	Energy	6.4%
ICICI Bank, Ltd.	Financials	5.6%
Bajaj Finance, Ltd.	Financials	4.3%
Tata Consultancy Services, Ltd.	Information Technology	4.0%
Kotak Mahindra Bank, Ltd.	Financials	3.5%
Shriram City Union Finance, Ltd.	Financials	3.4%
Housing Development Finance Corp., Ltd.	Financials	2.8%
Maruti Suzuki India, Ltd.	Consumer Discretionary	2.5%
% OF ASSETS IN TOP 10		46.6%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

50	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6]
India	100.6
Liabilities in Excess of Cash and Other Assets	-0.6

SECTOR ALLOCATION (%)[6]
Financials	32.6
Information Technology	20.6
Consumer Discretionary	10.4
Industrials	8.7
Consumer Staples	7.9
Energy	6.4
Health Care	6.4
Materials	5.6
Communication Services	2.0
Liabilities in Excess of Cash and Other Assets	-0.6

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	51.6
Large Cap ($10B–$25B)	11.0
Mid Cap ($3B–10B)	18.7
Small Cap (under $3B)	19.4
Liabilities in Excess of Cash and Other Assets	-0.6

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews India Fund

Portfolio Manager Commentary  (unaudited) (continued)

In terms of additions, we took a position in Maruti Suzuki India, a unit of Suzuki Motor Corp. The company has the largest market share in the passenger vehicle (PV) segment in India. PV sales have been in the doldrums in India for the last three years but given the low interest rate environment we think Maruti Suzuki should be a beneficiary of a post-COVID consumption demand uptick in India.

Outlook:

The underlying macroeconomic environment continues to be favorable in India. Government policies have been very supportive of business and capital formation and we expect that to continue. We also expect job creation to be strong and that bodes well for consumption growth.

Having said that, high inflation globally means that central bankers around the world, India included, are looking to normalize ultra-easy monetary policy. As cost of capital starts to rise it is inevitable that we are going to see downward volatility in equities globally, particularly where the valuations have expanded materially. India is not going to be immune to this.

For now, India’s traditional industries of IT and manufacturing continue to gain ground and its startup tech stocks should keep benefiting from China’s short-term woes. The financials sector seems to be over the worst in terms of credit quality issues and margins should improve as interest rates rise. A tighter monetary policy should also reinforce the competitive advantage of India’s large money center banks.

Overall, we’re confident India has a robust growth trajectory that will be propelled by both its coming-of-age tech stocks and recovering cyclical engines. The country is leaning into its vast IT talent and gaining ground in the global digital economy. Despite the near-term challenges, we will continue with our conservative approach to portfolio construction, which includes investing in businesses with strong balance sheets and cash flows* that we believe will benefit from a cyclical economic recovery ahead.

*

Free cash flows are a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

matthewsasia.com | 800.789.ASIA	51

Matthews India Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 100.6%

	Shares	Value

FINANCIALS: 32.6%
Banks: 21.0%

HDFC Bank, Ltd.	2,593,561	$51,345,334

ICICI Bank, Ltd.	4,267,012	42,418,202

Kotak Mahindra Bank, Ltd.	1,109,024	26,695,131

Axis Bank, Ltd.[b]	1,805,450	16,406,602

Bandhan Bank, Ltd.[c,d]	3,905,301	13,234,241

IndusInd Bank, Ltd.	896,573	10,669,597

		160,769,107

Consumer Finance: 8.8%

Bajaj Finance, Ltd.	348,453	32,546,601

Shriram City Union Finance, Ltd.	1,100,949	26,041,770

Cholamandalam Investment and Finance Co., Ltd.	1,212,659	8,457,547

		67,045,918

Thrifts & Mortgage Finance: 2.8%
Housing Development Finance Corp., Ltd.	614,914	21,275,474

Total Financials		249,090,499

INFORMATION TECHNOLOGY: 20.6%
IT Services: 18.9%

Infosys, Ltd.	2,225,217	56,355,261

Tata Consultancy Services, Ltd.	611,608	30,675,536

HCL Technologies, Ltd.	936,757	16,571,157

Tech Mahindra, Ltd.	600,101	14,399,310

Larsen & Toubro Infotech, Ltd.[c,d]	120,955	11,896,162

Mindtree, Ltd.	161,495	10,361,338

Persistent Systems, Ltd.	63,352	4,162,427

		144,421,191

Software: 1.7%
Birlasoft, Ltd.	1,796,624	13,133,630

Total Information Technology		157,554,821

CONSUMER DISCRETIONARY: 10.4%
Automobiles: 2.5%
Maruti Suzuki India, Ltd.	194,965	19,410,317

Auto Components: 2.2%

Bosch, Ltd.	52,627	12,238,419

Suprajit Engineering, Ltd.	726,944	4,197,153

		16,435,572

Hotels, Restaurants & Leisure: 1.6%

Lemon Tree Hotels, Ltd.[b,c,d]	11,210,775	6,985,551

Burger King India, Ltd.[b]	2,575,468	4,886,056

		11,871,607

Internet & Direct Marketing Retail: 1.4%

FSN E-Commerce Ventures, Ltd.[b]	292,389	8,266,156

PB Fintech, Ltd.[b]	205,415	2,626,006

		10,892,162

Household Durables: 1.4%
Crompton Greaves Consumer Electricals, Ltd.	1,821,107	10,688,037

	Shares	Value
Multiline Retail: 1.3%
Trent, Ltd.	716,249	$10,226,854

Total Consumer Discretionary		79,524,549

INDUSTRIALS: 8.7%
Machinery: 4.0%

Ashok Leyland, Ltd.	8,065,601	13,229,301

Cummins India, Ltd.	758,333	9,582,245

Greaves Cotton, Ltd.	4,094,630	7,562,834

		30,374,380

Professional Services: 1.0%
Quess Corp., Ltd.[c,d]	684,181	7,863,144

Electrical Equipment: 1.0%
ABB India, Ltd.	261,109	7,831,975

Transportation Infrastructure: 1.0%
Gujarat Pipavav Port, Ltd.	5,755,875	7,698,944

Trading Companies & Distributors: 0.9%
IndiaMart InterMesh, Ltd.[c,d]	76,196	6,622,207

Air Freight & Logistics: 0.8%
Gati, Ltd.[b]	2,300,053	5,788,941

Total Industrials		66,179,591

CONSUMER STAPLES: 7.9%
Food & Staples Retailing: 2.2%
Avenue Supermarts, Ltd.[b,c,d]	270,710	16,981,149

Personal Products: 2.0%
Dabur India, Ltd.	1,912,658	14,904,014

Food Products: 1.8%
Zydus Wellness, Ltd.	553,749	14,011,665

Household Products: 1.0%
Hindustan Unilever, Ltd.	236,189	7,476,685

Tobacco: 0.9%
VST Industries, Ltd.	166,276	7,090,519

Total Consumer Staples		60,464,032

ENERGY: 6.4%
Oil, Gas & Consumable Fuels: 6.4%
Reliance Industries, Ltd.	1,541,000	48,952,330

Total Energy		48,952,330

HEALTH CARE: 6.4%
Pharmaceuticals: 3.6%

Laurus Labs, Ltd.[c,d]	1,844,467	13,343,553

Neuland Laboratories, Ltd.	451,017	9,374,288

Natco Pharma, Ltd.	405,085	4,922,439

		27,640,280

Life Sciences Tools & Services: 1.0%
Divi’s Laboratories, Ltd.	125,918	7,913,004

Health Care Providers & Services: 1.0%
Metropolis Healthcare, Ltd.[c,d]	158,654	7,336,506

52	MATTHEWS ASIA FUNDS

Matthews India Fund

December 31, 2021

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
Health Care Equipment & Supplies: 0.8%
Poly Medicure, Ltd.	447,801	$5,770,730

Total Health Care		48,660,520

MATERIALS: 5.6%
Chemicals: 3.2%

Carborundum Universal, Ltd.	647,717	8,537,179

Pidilite Industries, Ltd.	254,103	8,403,221

Asian Paints, Ltd.	154,657	7,027,574

		23,967,974

Construction Materials: 2.4%

Ramco Cements, Ltd.	791,783	10,667,216

Ambuja Cements, Ltd.	1,562,782	7,910,431

		18,577,647

Total Materials		42,545,621

COMMUNICATION SERVICES: 2.0%
Interactive Media & Services: 2.0%
Info Edge India, Ltd.	207,183	15,505,695

Total Communication Services		15,505,695

TOTAL COMMON EQUITIES		768,477,658

(Cost $550,486,674)

NON-CONVERTIBLE CORPORATE BONDS: 0.0%
	Face Amount	Value

CONSUMER STAPLES: 0.0%
Food Products: 0.0%

Britannia Industries, Ltd. 5.500%, 06/03/2024	INR 1,996,476	27,063

Total Consumer Staples		27,063

TOTAL NON-CONVERTIBLE CORPORATE BONDS		27,063

(Cost $1,389,283)

TOTAL INVESTMENTS: 100.6%		768,504,721
(Cost $551,875,957)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: (0.6%)		(4,729,161)

NET ASSETS: 100.0%		$763,775,560

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $84,262,513, which is 11.03% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

INR	Indian Rupee

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	53

PORTFOLIO MANAGERS

Taizo Ishida	Shuntaro Takeuchi
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$22.09	$22.13
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	0.95%	0.89%
Portfolio Statistics
Total # of Positions		52
Net Assets		$1.5 billion
Weighted Average Market Cap		$48.0 billion
Portfolio Turnover[2]		70.3%
Benchmark
MSCI Japan Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Japan Fund returned –1.92% (Investor Class) and –1.83% (Institutional Class), while its benchmark, the MSCI Japan Index, returned 2.04% over the same period. For the fourth quarter of the year, the Fund returned –1.30% (Investor Class) and –1.28% (Institutional Class), while the benchmark returned –3.94%.

Market Environment:

Japan’s equity markets lagged their global developed market peers in 2021. While the U.S. and Europe enjoyed rising economic activity as their vaccination ratio increased, Japan initially lagged in the start of its vaccination efforts, and continued its state of emergency status even after its vaccination ratio surpassed most developed market countries. As a result, Japan’s domestic GDP growth remained at recessionary levels throughout 2021. During the year, Japan growth stocks were not able to reverse the performance gap created by the growth-to-value reversal rally which happened in early 2021.

Performance Contributors and Detractors:

From a sector perspective, stock selection in the information technology sector was the largest drag on relative performance. On the other hand, our holdings in the materials and consumer staples sectors were the top contributors to relative performance.

Turning to individual securities, the largest detractor from absolute performance was Softbank Group, a telecom and venture capital firm. Softbank’s share price struggled amid stagnant performance of its IPOs. Additionally, global investors’ general risk-off stance with respect to China in 2021 weighed on sentiment as the Group has investments in key Chinese growth companies.

Electronic component maker TDK was also a detractor. While the company continues to be a dominant supplier of small- to mid-sized batteries via its core lithium polymer battery manufacturer subsidiary Amperex Technology, TDK’s near-term earnings were slowing down due to weaker-than-expected demand for personal computers and smartphones. TDK’s increased investment in its mid-size battery expansion was also viewed likely to weigh on margins.

On the other hand, leading HR and media marketing solutions provider Recruit Holdings was the largest contributor to absolute return during the year. The company has been a beneficiary of the reopening of economic activity, and its crown jewel HR Technology companies (Indeed, Inc. and Glassdoor, Inc.) guided for 40%-50% topline growth for the current fiscal year, buoying the company’s stock price during the period.

Technology conglomerate Sony Group was another major contributor to performance. In the current era where many key media types such as motion pictures, music and games are consumed via digital downloads, Sony’s value as a key Intellectual Property (IP) holder has significantly increased in our view. Sony’s current management is being proactive in securing IP assets via mergers and acquisitions as well, which we view as a prudent allocation decision in incremental capital investment.

Notable Portfolio Changes:

Our portfolio actions during the year were a continuation of efforts to increase our exposure to cyclical growth companies as economic activity started to bottom out and improve. We initiated a position in Toyota Motor Corp. early in 2021, our first allocation since early 2017. The company is viewed as a laggard in the shift to

(continued)

1	Actual 2021 expense ratios.
2	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

54	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MJFOX)	-1.30%	-1.92%	17.09%	11.27%	11.34%	6.78%		12/31/98
Institutional Class (MIJFX)	-1.28%	-1.83%	17.14%	11.35%	11.45%	10.44%		10/29/10
MSCI Japan Index[3]	-3.94%	2.04%	12.08%	8.89%	8.67%	4.19%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definitions.

4	Calculated from 12/31/98.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Sony Group Corp.	Consumer Discretionary	5.6
Toyota Motor Corp.	Consumer Discretionary	4.3
Shin-Etsu Chemical Co., Ltd.	Materials	4.3
ORIX Corp.	Financials	3.9
Olympus Corp.	Health Care	3.4
Recruit Holdings Co., Ltd.	Industrials	3.2
JSR Corp.	Materials	3.2
Toyota Industries Corp.	Industrials	3.0
Keyence Corp.	Information Technology	2.8
Terumo Corp.	Health Care	2.7
% OF ASSETS IN TOP 10		36.4

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	55

Matthews Japan Fund

Portfolio Manager Commentary  (unaudited) (continued)

electric vehicles (EVs), and has underperformed global original equipment manufacturer (OEM) peers over the past year. However, we believe Toyota is ahead of peers in terms of vehicle electrification technology, and we anticipate the company will launch key EV models going forward. In May, the company announced it expects to sell approximately 8 million EVs on a global basis by 2030, of which 2 million will be battery-powered EVs and fuel cell EVs, which was later increased to 3.5 million units.

While our significant underweight to the consumer staples sector was a contributor to relative performance in 2021, we have started to increase our weight in this area given that current valuations have become attractive as a result of the stagnant consumption environment in Japan over the past year. In the fourth quarter of 2021, we initiated a position in Seven & i Holdings Co., which owns 7-Eleven convenience stores in both the U.S. and Japan, as well as Japanese supermarket chain Ito-Yokado. We believe its acquisition of U.S. gas station chain Speedway has ample room for synergies and can be a future growth driver of the company’s overall profits.

To fund these positions and other new names, we exited NIDEC Corp., Pan Pacific International Holdings, Nitori Holdings Co., PeptiDream Inc., TDK Corp., Tokyo Century Corp., freee KK, and Hikari Tsushin Inc. during the fourth quarter.

Outlook:

After a very favorable environment for growth stocks in 2019 and 2020, during 2021 Japanese equities experienced a strong growth-to-value reversal, with global central banks starting to tighten their loose monetary policies. The Bank of Japan, which has financed large ETF purchases over the past four to five years, has significantly pulled back the pace of purchases. Matthews Japan Fund is a quality core growth portfolio with focus on high return on assets† and invested capital, cash flow* generation and medium term (36 month) earnings momentum. As a result, our portfolio companies naturally tend to trade at a premium valuation to overall market average, and is vulnerable to a sudden change in equity risk, which tends to happen during a rapid rise in bond yields. Nearly all of our underperformance versus the benchmark during the year happened in a matter of six weeks, when the U.S. 10-year bond yield moved from 1.0% to 1.6% during the period. Since then, the Fund has outperformed the benchmark for the remaining nine months, amid the ongoing performance gap between growth and value.

Looking ahead to 2022, our base-case scenario remains that the global economy will continue its path to recovery towards pre-COVID levels and bond yields to normalize. Therefore, we have continued to shift our portfolio towards a cyclical earnings recovery.

From a structural point of view, we continue to believe the earnings capability of Japanese companies has improved meaningfully over the past economic cycle, driven by better corporate governance and a higher focus on capital efficiency. Multiyear trends such as productivity growth, health care, technology and materials science innovation—where Japanese corporations have historically excelled versus global peers—not only remains intact, but we think the pace of change will accelerate as the COVID-19 situation became the stress test on the health care system and costs, as well as labor productivity issues in white collar jobs as more people work remotely. In our opinion, this creates opportunities for attractive alpha** generation through bottom-up, active stock selection.

COUNTRY ALLOCATION (%)[6]
Japan	99.9
Cash and Other Assets, Less Liabilities	0.1

SECTOR ALLOCATION (%)[6]
Industrials	23.9
Information Technology	17.1
Health Care	14.4
Consumer Discretionary	14.1
Materials	10.1
Communication Services	8.4
Financials	7.5
Consumer Staples	4.5
Cash and Other Assets, Less Liabilities	0.1

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	47.8
Large Cap ($10B-$25B)	13.1
Mid Cap ($3B-10B)	24.4
Small Cap (under $3B)	14.7
Cash and Other Assets, Less Liabilities	0.1

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

†	Return on assets refers to a financial ratio that indicates how profitable a company is in relation to its total assets.
*

Free cash flows are a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

**	Alpha is a commonly quoted indicator of investment performance, defined as the excess return on an investment relative to the return on a benchmark index.

56	MATTHEWS ASIA FUNDS

Matthews Japan Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 99.9%

	Shares	Value

INDUSTRIALS: 23.9%
Machinery: 7.8%
Toyota Industries Corp.	579,400	$46,347,955

SMC Corp.	55,100	37,239,783

Japan Steel Works, Ltd.	1,101,700	36,976,372

		120,564,110

Professional Services: 7.1%
Recruit Holdings Co., Ltd.	817,900	49,773,895

SMS Co., Ltd.	800,400	31,476,436

Persol Holdings Co., Ltd.	978,600	28,451,088

		109,701,419

Building Products: 4.2%
AGC, Inc.	781,800	37,349,009

Daikin Industries, Ltd.	122,600	27,771,270

		65,120,279

Air Freight & Logistics: 2.0%
Yamato Holdings Co., Ltd.	1,312,900	30,842,030

Electrical Equipment: 1.6%
Ushio, Inc.	1,481,300	24,611,206

Commercial Services & Supplies: 1.2%

Raksul, Inc.[b]	378,600	18,703,274

Total Industrials		369,542,318

INFORMATION TECHNOLOGY: 17.1%
IT Services: 5.2%
OBIC Co., Ltd.	170,900	31,983,800

GMO Payment Gateway, Inc.	181,600	22,614,056

Simplex Holdings, Inc.[b]	646,200	15,946,405

Net Protections Holdings, Inc.[b]	715,800	9,670,114

		80,214,375

Electronic Equipment, Instruments & Components: 4.8%
Keyence Corp.	68,300	42,944,186

Ibiden Co., Ltd.	512,500	30,435,081

		73,379,267

Semiconductors & Semiconductor Equipment: 4.3%
Renesas Electronics Corp.[b]	2,913,500	36,187,722

Mitsui High-Tec, Inc.	154,600	15,165,693

Advantest Corp.	159,900	15,142,400

		66,495,815

Software: 2.8%
Sansan, Inc.[b]	885,000	19,137,617

Appier Group, Inc.[b]	1,571,000	18,106,460

OBIC Business Consultants Co., Ltd.	160,600	6,751,692

		43,995,769

Total Information Technology		264,085,226

HEALTH CARE: 14.4%
Health Care Equipment & Supplies: 10.0%
Olympus Corp.	2,249,800	51,806,688

Terumo Corp.	978,400	41,328,202

Hoya Corp.	277,700	41,208,408

	Shares	Value

Sysmex Corp.	146,900	$19,828,793

		154,172,091

Pharmaceuticals: 2.8%
Daiichi Sankyo Co., Ltd.	1,468,400	37,372,882

Eisai Co., Ltd.	102,600	5,824,380

		43,197,262

Health Care Technology: 1.6%

JMDC, Inc.[b]	331,400	24,672,013

Total Health Care		222,041,366

CONSUMER DISCRETIONARY: 14.1%
Household Durables: 5.6%
Sony Group Corp.	689,400	87,056,234

Automobiles: 4.3%
Toyota Motor Corp.	3,596,900	66,480,037

Leisure Products: 1.9%
Bandai Namco Holdings, Inc.	236,000	18,452,472

Roland Corp.	328,400	11,208,280

		29,660,752

Auto Components: 1.5%
Koito Manufacturing Co., Ltd.	429,200	22,732,171

Hotels, Restaurants & Leisure: 0.8%

Food & Life Cos., Ltd.	311,800	11,773,161

Total Consumer Discretionary		217,702,355

MATERIALS: 10.1%
Chemicals: 10.1%
Shin-Etsu Chemical Co., Ltd.	379,300	65,837,154

JSR Corp.	1,299,200	49,374,131

Nissan Chemical Corp.	433,000	25,183,293

Sumitomo Bakelite Co., Ltd.	307,900	15,626,014

Total Materials		156,020,592

COMMUNICATION SERVICES: 8.4%
Media: 3.0%
Kadokawa Corp.	1,272,600	33,195,876

Direct Marketing MiX, Inc.	939,700	13,609,569

		46,805,445

Entertainment: 2.7%
Capcom Co., Ltd.	1,034,700	24,368,578

Nintendo Co., Ltd.	37,300	17,451,084

		41,819,662

Wireless Telecommunication Services: 1.4%
SoftBank Group Corp.	461,000	22,100,417

Interactive Media & Services: 1.3%

Kakaku.com, Inc.	719,400	19,231,921

Total Communication Services		129,957,445

matthewsasia.com | 800.789.ASIA	57

Matthews Japan Fund

December 31, 2021

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value

FINANCIALS: 7.5%
Diversified Financial Services: 5.3%
ORIX Corp.	2,917,400	$59,538,821

eGuarantee, Inc.	1,126,100	22,657,435

		82,196,256

Insurance: 2.2%
Dai-ichi Life Holdings, Inc.	1,636,200	33,002,111

Total Financials		115,198,367

CONSUMER STAPLES: 4.4%
Beverages: 1.5%
Suntory Beverage & Food, Ltd.	669,000	24,226,490

Food & Staples Retailing: 1.5%
Seven & i Holdings Co., Ltd.	531,200	23,366,437

Food Products: 1.4%

Morinaga Milk Industry Co., Ltd.	446,300	21,201,268

Total Consumer Staples		68,794,195

TOTAL INVESTMENTS: 99.9%		1,543,341,864
(Cost $1,296,575,685)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.1%		777,742

NET ASSETS: 100.0%		$1,544,119,606

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

See accompanying notes to financial statements.

58	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Michael J. Oh, CFA
Lead Manager

Elli Lee
Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$5.70	$5.75
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.13%	0.98%
Portfolio Statistics
Total # of Positions		33
Net Assets		$132.9 million
Weighted Average Market Cap		$126.2 billion
Portfolio Turnover[2]		40.2%
Benchmark
Korea Composite Stock Price Index

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Korea Fund returned –0.33% (Investor Class) and –0.16% (Institutional Class), while its benchmark, the Korea Composite Stock Price Index (KOSPI), returned –4.79% over the same period. For the fourth quarter of the year, the Fund returned 1.16% (Investor Class) and 1.15% (Institutional Class), while the benchmark returned –3.44%.

Market Environment:

Strong upside momentum from 2020 buoyed South Korean equities into the first half of the year, with the KOSPI peaking in July, but the market finally cooled during the second half of the year. The combination of low valuations, a rebound in earnings and a cyclical bounce that propelled the market higher were offset by rising interest rates, slowing global growth, and a clampdown on household borrowing.

The information technology sector, the largest sector in the economy, was hit by a global chip shortage, weighing the export heavy market. Concerns over expensive stock valuations also prompted large institutional investors such as the country’s national pension fund and foreign investors to take profits, pushing the market lower.

We believe that most major emerging economies, particularly Korea, are ahead-of-the-curve in terms of tightening liquidity and raising rates which should support equity valuations going forward.

Performance Contributors and Detractors:

The Fund’s allocation and stock selection within information technology and communications services sectors contributed the most to the Fund’s relative performance for the full year. Among individual stocks, Hana Materials, a manufacturer and supplier of silicon materials for semiconductor products was among the top contributors. Hana Materials quickly gained market share over the course of the year by enhancing customer service, innovating their product line and meeting the demand for localization while diversifying its customer base and revenue streams. KB Financial Group, one of South Korea’s largest banks, was another significant contributor to absolute performance. KB Financial has seen improving earnings accompanied by historically low valuations. With credit costs well controlled and interest rates stable, we believe there is room for net interest income to improve.

On the other hand, the Fund’s allocation and stock selection within materials and consumer staples sectors detracted the most from performance. LG Chem, the largest Korean chemical company, was a notable detractor to performance. Traditionally considered a petrochemical business, LG Chem has been aggressively investing in its electric vehicle (EV) battery business over the last several years. The stock suffered due to its lithium-ion storage battery recalls. LG Chem recognized the recall costs and spun off its battery business to a large Chinese player. However, we are comfortable with LG Chem’s remaining businesses and believe the company’s earnings will continue to be robust as its customer base gains momentum outside the Chinese market. Samsung Electronics, a multinational electronics manufacturer that is a world leader in smartphones and various components such as lithium-ion batteries, PC memory chips, image sensors and displays, was a detractor to absolute performance. Despite enjoying both solid PC memory prices and demand, investors’ concern about potential memory demand deterioration from the fourth quarter of 2021 into 2022 weighed on the stock. We believe Samsung Electronics is trading at an attractive valuation, and improving capital management practices such as improved shareholder policies along with sensible mergers and acquisitions may rerate the stock.

(continued)

1	Actual 2021 expense ratios.
2	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	59

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAKOX)	1.16%	-0.33%	13.35%	10.24%	9.06%	6.51%		01/03/95
Institutional Class (MIKOX)	1.15%	-0.16%	13.49%	10.40%	9.18%	8.36%		10/29/10
Korea Composite Stock Price Index[3]	-3.44%	-4.79%	12.77%	10.22%	6.40%	4.07%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

Korea Composite Stock Price Index performance data may be readjusted periodically by the Korea Exchange due to certain factors, including the declaration of dividends. It is not possible to invest directly in an index. Source: Index data from Korea Composite Stock Price Index and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

4	Calculated from 1/3/95.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Samsung Electronics Co., Ltd., Pfd.	Information Technology	17.4%
Samsung Electronics Co., Ltd.	Information Technology	6.7%
SK Hynix, Inc.	Information Technology	6.4%
KB Financial Group, Inc.	Financials	4.6%
Hana Materials, Inc.	Information Technology	4.0%
Shinhan Financial Group Co., Ltd.	Financials	4.0%
Kia Corp.	Consumer Discretionary	3.7%
Hyundai Motor Co., Ltd., Pfd.	Consumer Discretionary	3.5%
Hana Financial Group, Inc.	Financials	3.3%
LG Household & Health Care, Ltd., Pfd.	Consumer Staples	3.2%
% OF ASSETS IN TOP 10		56.8%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

60	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[6]
South Korea	98.2
Cash and Other Assets, Less Liabilities	1.8

SECTOR ALLOCATION (%)[6]
Information Technology	44.5
Financials	12.6
Communication Services	9.7
Consumer Discretionary	8.2
Materials	6.7
Health Care	5.4
Energy	4.8
Consumer Staples	3.2
Industrials	3.0
Cash and Other Assets, Less Liabilities	1.8

MARKET CAP EXPOSURE (%)[6]
Mega Cap (over $25B)	49.4
Large Cap ($10B-$25B)	25.1
Mid Cap ($3B-10B)	6.9
Small Cap (under $3B)	16.8
Cash and Other Assets, Less Liabilities	1.8

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Korea Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

During the quarter, we initiated a position in Mando Corporation, a fast-growing automobile parts manufacturer and supplier. Mando spent significant research and development (R&D) dollars developing cutting edge software for electronic vehicles, specifically targeting the growing Chinese market. While the sector was hit by chip shortages, we believe moving forward the market will normalize and Mando will be able to take advantage of a growing customer base and be the beneficiary of improved earnings.

We exited our position in K Car, an online used car retailer. After participating in the IPO, the stock price doubled, exceeding our expectations. We took a profit and sold our position as we believe the company’s valuation now looks expensive. We maintain a positive view of K Car and will be closely monitoring the company, tactically reinitiating a position if warranted.

Outlook:

South Korea has yet to see a boom in consumption, but looking ahead, we anticipate it will gradually improve during the coming year. Higher vaccination rates and potentially more fiscal stimulus after the presidential election in March should also boost growth. The ruling progressive party’s candidate leans left supporting more social spending and fiscal expansion while the main conservative party candidate favors lower interest rates and growth of the private sector. Both candidates seem to support structural reform, deregulation and the promotion of green industries.

We remain focused on active security selection, concentrating on groundbreaking companies we believe are positioned to benefit from strong cash flows and the global recovery. We continue to look for companies that can benefit from domestic consumption, as well as South Korean companies effectively competing and innovating in global markets. We are confident the pioneering companies we’ve invested in will continue to show improved cash flows* and long-term growth potential.

*

Free cash flows are a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

matthewsasia.com | 800.789.ASIA	61

Matthews Korea Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 71.0%

	Shares	Value

INFORMATION TECHNOLOGY: 27.1%
Semiconductors & Semiconductor Equipment: 16.0%
SK Hynix, Inc.	77,131	$8,471,499

Hana Materials, Inc.	101,639	5,352,097

LEENO Industrial, Inc.	24,422	4,067,066

Koh Young Technology, Inc.	168,390	3,354,023

		21,244,685

Technology Hardware, Storage & Peripherals: 6.6%
Samsung Electronics Co., Ltd.	134,635	8,842,150

Electronic Equipment, Instruments & Components: 3.5%
Samsung SDI Co., Ltd.	5,355	2,945,100

Park Systems Corp.	13,446	1,728,178

		4,673,278

Software: 1.0%
Douzone Bizon Co., Ltd.	20,926	1,283,435

Total Information Technology		36,043,548

FINANCIALS: 12.6%
Banks: 11.9%
KB Financial Group, Inc.	131,405	6,076,733

Shinhan Financial Group Co., Ltd.	173,144	5,349,986

Hana Financial Group, Inc.	124,373	4,393,985

		15,820,704

Capital Markets: 0.7%
Kiwoom Securities Co., Ltd.	10,575	949,632

Total Financials		16,770,336

COMMUNICATION SERVICES: 9.7%
Interactive Media & Services: 5.4%
NAVER Corp.	11,467	3,639,871

Kakao Corp.	37,208	3,513,637

		7,153,508

Entertainment: 2.8%
HYBE Co., Ltd.[b]	7,667	2,245,678

Krafton, Inc.[b]	3,633	1,404,133

		3,649,811

Wireless Telecommunication Services: 1.5%
SK Telecom Co., Ltd.	41,987	2,040,417

Total Communication Services		12,843,736

HEALTH CARE: 5.4%
Pharmaceuticals: 4.4%
Yuhan Corp.	78,904	4,122,155

DongKook Pharmaceutical Co., Ltd.	90,522	1,656,860

		5,779,015

Life Sciences Tools & Services: 1.0%
Samsung Biologics Co., Ltd.[b,c,d]	1,827	1,387,254

Total Health Care		7,166,269

	Shares	Value

ENERGY: 4.9%
Oil, Gas & Consumable Fuels: 4.9%
SK Innovation Co., Ltd.[b]	20,305	$4,065,697

S-Oil Corp.	33,033	2,374,153

Total Energy		6,439,850

CONSUMER DISCRETIONARY: 4.7%
Automobiles: 3.7%
Kia Corp.	71,204	4,914,009

Auto Components: 1.0%
Mando Corp.[b]	25,280	1,345,168

Total Consumer Discretionary		6,259,177

MATERIALS: 3.6%
Chemicals: 1.9%
SK IE Technology Co., Ltd.[b,c,d]	9,409	1,328,561

Hansol Chemical Co., Ltd.	4,806	1,234,577

		2,563,138

Metals & Mining: 1.7%
POSCO	9,621	2,230,984

Total Materials		4,794,122

INDUSTRIALS: 3.0%
Construction & Engineering: 2.0%
Samsung Engineering Co., Ltd.[b]	139,009	2,672,713

Machinery: 1.0%
Hyundai Mipo Dockyard Co., Ltd.	22,429	1,318,603

Total Industrials		3,991,316

TOTAL COMMON EQUITIES		94,308,354

(Cost $75,333,654)

PREFERRED EQUITIES: 27.2%

INFORMATION TECHNOLOGY: 17.4%
Technology Hardware, Storage & Peripherals: 17.4%
Samsung Electronics Co., Ltd., Pfd.	387,535	23,169,040

Total Information Technology		23,169,040

CONSUMER DISCRETIONARY: 3.5%
Automobiles: 3.5%
Hyundai Motor Co., Ltd., Pfd.	56,892	4,706,903

Total Consumer Discretionary		4,706,903

CONSUMER STAPLES: 3.2%
Personal Products: 3.2%
LG Household & Health Care, Ltd., Pfd.	8,156	4,223,289

Total Consumer Staples		4,223,289

62	MATTHEWS ASIA FUNDS

Matthews Korea Fund

December 31, 2021

Schedule of Investmentsa (continued)

PREFERRED EQUITIES (continued)

	Shares	Value

MATERIALS: 3.1%
Chemicals: 3.1%
LG Chem, Ltd., Pfd.	17,037	$4,110,810

Total Materials		4,110,810

TOTAL PREFERRED EQUITIES		36,210,042

(Cost $20,027,801)

TOTAL INVESTMENTS: 98.2%		$130,518,396
(Cost $95,361,455)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.8%		2,419,892

NET ASSETS: 100.0%		$132,938,288

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $2,715,815, which is 2.04% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

Pfd.	Preferred

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	63

PORTFOLIO MANAGERS

Robert J. Horrocks, PhD	Kenneth Lowe, CFA
Lead Manager	Lead Manager

Satya Patel	Siddarth Bhargava
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$16.07	$16.04
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.07%	0.94%
Portfolio Statistics
Total # of Positions		56
Net Assets		$1.1 billion
Weighted Average Market Cap		$135.6 billion
Portfolio Turnover[2]		37.9%
Benchmark
MSCI AC Asia ex Japan Index

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, including high yield securities, of companies located in Asia, which consists of all countries and markets in Asia, including developed, emerging and frontier countries and markets in the Asian region.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Asian Growth and Income Fund returned 0.04% (Investor Class) and 0.18% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, returned –4.46% over the same period. For the fourth quarter of the year, the Fund returned 2.16% (Investor Class) and 2.23% (Institutional Class), while the benchmark returned
–1.18%.

Market Environment:

Asian markets struggled during the final quarter of the year, leading to losses for the full year at a broad regional index level. A number of factors weighed on sentiment including the risks to growth from the coronavirus delta variant, restrictive policies by many governments hurting economic activity, and rampant regulation in China. Xi Jinping’s move toward “common prosperity” has impacted sectors from health care to education, with the most notable self-created issue in recent months being solvency challenges in parts of the property market. This added to the already painful regulations for the internet platform companies and has done little to bolster confidence in the country’s equity markets.

These headlines led China to be the region’s worst performing market during the year falling over 20%, and the majority of equity markets across Asia fell. In contrast to this, domestic demand-oriented India rose significantly amidst solid liquidity, a low base effect for earnings and the relaxation of COVID-related restrictions. Technology-dominated Taiwan also gained as demand for hardware and chips remains strong.

Performance Contributors and Detractors:

Despite weak markets, the portfolio was able to avoid participating in the worst of these drawdowns to end the year in marginally positive territory. This relative performance can be partly explained by what we do not hold. Chinese internet company and benchmark heavyweight Alibaba plummeted during 2021, as did many similar equities within the communication services and consumer discretionary sectors. A combination of anti-monopoly and data privacy regulations caused stress in what were, by our estimation, already overly expensive stocks.

More pleasing were the stocks driving performance through positive operational delivery. Taiwan Semiconductor Manufacturing Company rose as it continued to enjoy a strong competitive position as the world’s leading semiconductor foundry with superior technology, buoyed by the current backdrop of decidedly strong silicon demand driven by structural trends including high-performance computing and 5G adoption. Outside of technology, select names in China gained. The strongest of these was Techtronic Industries as the cordless power tool leader grew earnings by over 50% during the first half of the year. This was driven by continued market share gains alongside new product development in both consumer and commercial applications that include a growing outdoor tool collection. Utility ENN Natural Gas rallied on healthy gas pipeline volume growth and games maker NetEase rose on good earnings delivery and an impressive pipeline for 2022 that includes a broader launch for Harry Potter, Lord of the Rings and Diablo Immortal amongst others. Financial stocks also helped the portfolio as Taiwanese leasing company Chailease increased due to solid book growth and stable asset quality. Macquarie Korea Infrastructure Fund rose as it enhanced its portfolio through the addition of new assets and saw some improvement in the performance of others such as Busan New Port as exports improved.

(continued)

1	Actual 2021 expense ratios.
2	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

64	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MACSX)	2.16%	0.04%	10.81%	8.10%	6.56%	8.87%		9/12/94
Institutional Class (MICSX)	2.23%	0.18%	10.99%	8.26%	6.73%	5.18%		10/29/10
MSCI AC Asia ex Japan Index[3]	-1.18%	-4.46%	12.38%	11.61%	8.32%	5.02%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2021			2020
	June	December	Total	June	December	Total
Investor (MACSX)	$0.12	$0.07	$0.20	$0.11	$0.06	$0.16
Inst’l (MICSX)	$0.14	$0.09	$0.23	$0.12	$0.07	$0.18

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

1.45% (Investor Class); 1.62% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/21, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.37%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/21 divided by the current price of each equity as of 12/31/21. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

4	Calculated from 8/31/94.

TOP TEN HOLDINGS[5]
	Sector	Country	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	8.0%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	5.3%
Samsung Electronics Co., Ltd.	Information Technology	South Korea	3.9%
AIA Group, Ltd.	Financials	China/Hong Kong	3.5%
JD.com, Inc.	Consumer Discretionary	China/Hong Kong	2.7%
Housing Development Finance Corp., Ltd.	Financials	India	2.5%
Macquarie Korea Infrastructure Fund	Financials	South Korea	2.5%
Inner Mongolia Yili Industrial Group Co., Ltd.	Consumer Staples	China/Hong Kong	2.0%
Techtronic Industries Co., Ltd.	Industrials	China/Hong Kong	2.0%
Broadcom, Inc.	Information Technology	United States	1.9%
% OF ASSETS IN TOP 10			34.3%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	65

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary  (unaudited) (continued)

Although we evaded much of the aforementioned regulatory challenges in China, our holdings in JD.com and Tencent Holdings were some of the largest detractors to performance over the full year. We continue to believe that these are well positioned companies for the long term. Elsewhere in China, sportswear retailer TopSports fell. Its major partners Nike and Adidas have seen declining sales due to the rise of domestic brands and Nike’s comments regarding the use of Xinjiang cotton. Additionally, life insurers AIA Group and Ping An Insurance dragged on portfolio returns. The latter has struggled with improving the quality of its agency force for some time and this has hurt its growth in value of new business. It has also seen some concern over elevated risk in its investment portfolio through an outsized position in domestic property. For AIA Group, its most recent value of new business growth weakened as the coronavirus delta variant impacted mobility and activity.

Notable Portfolio Changes:

Portfolio activity was relatively light during the quarter. We added one new equity holding in Nari Technology toward the end of the year. The company is a leader in China’s power grid automation sector, supplying both hardware and software to customers such as the State Grid. We believe that the growth outlook for the business is strong as demand for secondary equipment to protect, monitor and automate power transmission and distribution rises. This will be at least in part driven by China’s goal to be carbon neutral by 2060 as the rise of new energy will require additional investments in the grid. Further, the management team has solid pedigree in research and development (R&D) and has a sensible incentive structure to drive growth while the company’s balance sheet is strong and valuation accessible. We funded this addition through the sale of two consumer stocks. We exited Indonesian home improvement retailer Ace Hardware as it suffers from a weak consumption backdrop and rising competition. We also sold our position in Indian tobacco and fast moving consumer good company ITC as we believe that there are superior ideas for the portfolio.

Outlook:

The bull market for almost every asset class appears to be stalling as the outlook for inflation, monetary policy and growth all shift gears from the prior ultra-supportive environment. Although the duration and scale of the ongoing inflationary pressure can be debated, it is clear that it can no longer be categorized as “transitory.” Tight labor markets alongside supply chain bottlenecks, energy transition, raw material price pressure, the provision of excessive liquidity, and the prospect of more de-globalization are inflationary risks that may force faster tapering and rate hikes. This may, in turn, cause pressure on corporate profitability and an increase in equity risk premiums while extended valuations and lofty growth expectations are unlikely to provide much support in a year that also brings with it political risk. It must be acknowledged, however, that the economic backdrop remains robust given the sheer scale of transfer payments, even if COVID vaccinations have not allowed for the much hoped for return to “normal” everyday life.

From an Asian equity investor’s perspective, the local backdrop is somewhat more constructive. With certain exceptions such as India, valuations are close to averages with the regional MSCI Asia ex Japan benchmark trading at ~13.5x P/E*. Further, the monetary and fiscal policy regime in China is likely to be countercyclical to that in other geographies. The challenges of running a zero-COVID policy as well as liquidity worries in the property development sector and rising regulations in many spots have created strain on the economy that necessitates gradually looser policy given less severe inflation risks. These issues will remain in 2022 to at least some extent, and it is unlikely that we will see above trend growth. However, a combination of sensible expectations, reasonable valuations and policy easing at the margin in China accompanied by faster growth in Southeast Asia may provide a solid backdrop for the Asia region during the forthcoming year.

Much of the above is a recipe for volatility and choppiness. We believe that the Fund remains well positioned for such conditions. Our focus continues to be on companies that we believe to be of high quality that are less susceptible to the whims of policymakers and inflation trends, and which strike a healthy balance between both sustainable growth and income.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	48.3
Taiwan	11.6
South Korea	10.6
India	8.0
Singapore	6.9
France	3.1
Australia	2.5
United States	1.9
Indonesia	1.6
Malaysia	1.4
Philippines	1.4
Thailand	1.3
Cash and Other Assets, Less Liabilities	1.2

SECTOR ALLOCATION (%)[7]
Information Technology	20.8
Financials	19.2
Consumer Discretionary	17.3
Communication Services	10.2
Industrials	8.6
Real Estate	7.6
Consumer Staples	6.4
Health Care	4.6
Utilities	2.8
Materials	1.2
Cash and Other Assets, Less Liabilities	1.2

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	48.6
Large Cap ($10B-$25B)	19.1
Mid Cap ($3B-10B)	22.5
Small Cap (under $3B)	7.2
Unassigned	1.4
Cash and Other Assets, Less Liabilities	1.2

ASSET TYPE BREAKDOWN (%)[7,8]
Common Equities and ADRs	88.9
Convertible Corporate Bonds	9.3
Preferred Equities	0.6
Cash and Other Assets, Less Liabilities	1.2

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

8	Bonds are not included in the MSCI All Country Asia ex Japan Index.

*	Price to earnings ratio is a valuation ratio of a company’s current share price compared to its per-share earnings.

66	MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 88.9%

	Shares	Value

CHINA/HONG KONG: 40.3%

Tencent Holdings, Ltd.	996,500	$58,146,891

AIA Group, Ltd.	3,795,800	38,310,431

JD.com, Inc. A Shares[b]	849,050	29,251,772

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	3,311,375	21,606,577

Techtronic Industries Co., Ltd.	1,081,500	21,559,599

Midea Group Co., Ltd. A Shares	1,742,930	20,234,436

HKT Trust & HKT, Ltd.	14,648,000	19,682,099

NetEase, Inc. ADR	189,700	19,307,666

Yum China Holdings, Inc.	355,300	17,708,152

Zhongsheng Group Holdings, Ltd.	2,122,500	16,562,501

Link REIT	1,878,800	16,550,858

Topsports International Holdings, Ltd.[c,d]	16,226,000	16,434,264

Jiangsu Expressway Co., Ltd. H Shares	15,970,000	16,356,188

BOC Hong Kong Holdings, Ltd.	4,978,000	16,325,382

Guangdong Investment, Ltd.	12,798,000	16,268,382

Minth Group, Ltd.	3,624,000	15,965,130

ENN Natural Gas Co., Ltd. A Shares	5,146,377	14,857,607

CK Hutchison Holdings, Ltd.	2,248,672	14,477,908

Wuliangye Yibin Co., Ltd. A Shares	412,974	14,461,701

CIFI Ever Sunshine Services Group, Ltd.[d]	8,288,000	12,871,814

NARI Technology Co., Ltd. A Shares	1,931,483	12,175,412

Ping An Insurance Group Co. of China, Ltd. H Shares	1,649,000	11,882,893

Total China/Hong Kong		440,997,663

TAIWAN: 11.6%

Taiwan Semiconductor Manufacturing Co., Ltd.	3,950,187	87,382,083

Chailease Holding Co., Ltd.	2,105,200	20,024,284

Advantech Co., Ltd.	1,369,884	19,582,893

Total Taiwan		126,989,260

SOUTH KOREA: 10.1%

Samsung Electronics Co., Ltd.	641,948	42,159,916

Macquarie Korea Infrastructure Fund	2,348,550	27,770,027

LEENO Industrial, Inc.	99,406	16,554,369

Coway Co., Ltd.	195,942	12,276,023

LG Household & Health Care, Ltd.	12,339	11,388,477

Total South Korea		110,148,812

INDIA: 8.0%

Housing Development Finance Corp., Ltd.	804,587	27,837,991

Tata Consultancy Services, Ltd.	386,051	19,362,600

Sanofi India, Ltd.	162,854	17,253,359

Crompton Greaves Consumer Electricals, Ltd.	2,439,165	14,315,406

Embassy Office Parks, REIT	1,990,600	9,083,066

Total India		87,852,422

SINGAPORE: 7.0%

United Overseas Bank, Ltd.	982,600	19,624,213

Ascendas, REIT	8,439,884	18,491,663

Singapore Technologies Engineering, Ltd.	5,890,725	16,439,358

	Shares	Value

Venture Corp., Ltd.	980,900	$13,329,301

Ascendas India Trust	7,651,100	8,053,004

Total Singapore		75,937,539

FRANCE: 3.1%

LVMH Moet Hennessy Louis Vuitton SE	20,771	17,165,858

Pernod Ricard SA	69,416	16,699,952

Total France		33,865,810

AUSTRALIA: 2.6%

Aristocrat Leisure, Ltd.	463,687	14,709,349

Northern Star Resources, Ltd.	1,908,648	13,126,443

Total Australia		27,835,792

UNITED STATES: 1.9%
Broadcom, Inc.	30,800	20,494,628

Total United States		20,494,628

INDONESIA: 1.6%

PT Bank Rakyat Indonesia Persero	61,070,472	17,583,789

Total Indonesia		17,583,789

PHILIPPINES: 1.4%

Bank of the Philippine Islands	8,611,264	15,559,498

Total Philippines		15,559,498

THAILAND: 1.3%
Digital Telecommunications Infrastructure Fund F Shares	35,055,000	14,673,548

Total Thailand		14,673,548

TOTAL COMMON EQUITIES		971,938,761

(Cost $778,557,626)

CONVERTIBLE CORPORATE BONDS: 9.3%
	Face Amount*	Value

CHINA/HONG KONG: 8.0%
ESR Cayman, Ltd., Cnv. 1.500%, 09/30/25[d]	17,657,000	18,292,652

Pharmaron Beijing Co., Ltd., Cnv. 0.000%, 06/18/26[d]	18,800,000	17,173,800

Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[d]	15,770,000	15,790,343

China Education Group Holdings, Ltd., Cnv. 2.000%, 03/28/24[d]	HKD 104,000,000	14,898,013

China Conch Venture Holdings International, Ltd., Cnv. 0.000%, 09/05/23[d]	HKD 88,000,000	13,091,291

Weimob Investment, Ltd., Cnv. 0.000%, 06/07/26[d]	10,171,000	8,050,347

Total China/Hong Kong		87,296,446

matthewsasia.com | 800.789.ASIA	67

Matthews Asian Growth and Income Fund

December 31, 2021

Schedule of Investmentsa (continued)

CONVERTIBLE CORPORATE BONDS (continued)

	Face Amount*	Value

MALAYSIA: 1.3%

Cerah Capital, Ltd., Cnv. 0.000%, 08/08/24[d]	14,460,000	$14,864,880

Total Malaysia		14,864,880

TOTAL CONVERTIBLE CORPORATE BONDS		102,161,326

(Cost $105,358,683)

PREFERRED EQUITIES: 0.6%
	Shares	Value

SOUTH KOREA: 0.6%
LG Household & Health Care, Ltd., Pfd.	11,920	6,172,340

Total South Korea		6,172,340

TOTAL PREFERRED EQUITIES		6,172,340

(Cost $6,911,729)

TOTAL INVESTMENTS: 98.8%		1,080,272,427
(Cost $890,828,038)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.2%		13,211,105

NET ASSETS: 100.0%		$1,093,483,532

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	Non-income producing security.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $16,434,264, which is 1.50% of net assets.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

*	All Values in USD unless otherwise specified.

ADR	American Depositary Receipt

Cnv.	Convertible

HKD	Hong Kong Dollar

Pfd.	Preferred

REIT	Real Estate Investment Trust

USD	U.S. Dollar

See accompanying notes to financial statements.

68	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Yu Zhang, CFA	S. Joyce Li, CFA
Lead Manager	Lead Manager

Robert Horrocks, PhD	Sherwood Zhang, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$18.94	$18.94
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.03%	0.92%
After Fee Waiver and Reimbursement[2]	1.02%	0.91%
Portfolio Statistics
Total # of Positions		57
Net Assets		$4.7 billion
Weighted Average Market Cap		$57.2 billion
Portfolio Turnover[3]		47.4%
Benchmark
MSCI AC Asia Pacific Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging and frontier countries and markets in the Asian region. The Fund may also invest in convertible debt and equity securities of companies located in Asia.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Asia Dividend Fund returned –2.83% (Investor Class) and –2.67% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index, returned –1.19% over the same period. For the fourth quarter of the year, the Fund returned –2.42% (Investor Class) and –2.40% (Institutional Class), while the benchmark returned –1.80%.

Market Environment:

Asian equities faced several macro headwinds in 2021, with the MSCI All Country Asia Pacific Index unable to deliver a positive return for the year. Market concerns that central banks may start a monetary tightening cycle to combat rapidly rising inflation put downward pressure on equity prices. A slowing Chinese economy, coupled with its regulatory tightening and real estate clampdown, added further uncertainties. Among major markets in Asia, India and Taiwan were top performers, as Indian equities benefited from a relatively easing domestic liquidity environment and Taiwan’s tech-heavy economy benefited from a sustained global demand recovery for technology products. On the other hand, Chinese stocks were the worse-performing market. In addition to the macro challenges, the potential delisting of Chinese ADRs (American Depositary Receipts) from U.S. capital markets triggered a massive sell-off of overseas-listed Chinese equities during the year-end period. As investors were recalibrating against a potential monetary regime change, markets also witnessed a significant style rotation, as growth stocks sold off, underperforming value and cyclical stocks.

Performance Contributors and Detractors:

From a country perspective, the portfolio’s underweight allocation to Taiwan was a significant detractor from relative performance for the year. Additionally, the portfolio’s stock selection in Japan detracted, as certain holdings, including a 5G testing equipment company and a factory and logistics automation company, were hurt by component shortages in their respective supply chains. On the other hand, stock selection in India and Australia contributed the most to relative performance in 2021.

From a sector perspective, stock selection in the information technology sector detracted the most from relative performance. Our preference for technology companies in the industrial supply chain over the semiconductor equipment space during the period hurt our relative performance. On the other hand, stock selection in the consumer discretionary sector added the most to relative performance. The portfolio has several holdings with solid sales growth driven by the global consumption rebound, while maintaining low exposure to Chinese internet and e-commerce players during the period.

Turning to individual stocks, Minda Industries, an Indian auto-parts business, was the top-performing stock for the year. Minda has been expanding its component business with an increased focus on the emerging vehicle electrification trends in both two-wheel and four-wheel segments in India. A positive recovery of the underlying Indian market and the structural growth potential from its electrical vehicle component business initiatives drove Minda’s share price significantly higher.

On the flip side, our position in Chinese IVF (in-vitro fertilization) specialist Jinxin Fertility Group was the top detractor to absolute performance for the year. With clinic assets in both China and overseas markets, Jinxin’s underlying IVF business was heavily impacted by the prolonged disruption of the COVID-19 pandemic. In

(continued)

1	Actual 2021 expense ratios.
2

Matthews has contractually agreed to waive a portion of its advisory fee and administrative and shareholder services fee if the Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of the Fund that are over $3 billion, the advisory fee rate and the administrative and shareholder services fee rate for the Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2023 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.

3	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	69

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception		Inception Date
Investor Class (MAPIX)	-2.42%	-2.83%	12.34%	10.76%	9.29%	9.09%		10/31/06
Institutional Class (MIPIX)	-2.40%	-2.67%	12.48%	10.87%	9.42%	7.66%		10/29/10
MSCI AC Asia Pacific Index[4]	-1.80%	-1.19%	12.41%	10.23%	8.29%	5.25%	[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2021					2020
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor (MAPIX)	$0.08	$0.04	$0.05	$0.02	$0.19	$0.04	$0.12	$0.06	$0.00	$0.22
Inst’l (MIPIX)	$0.08	$0.05	$0.06	$0.02	$0.22	$0.05	$0.12	$0.06	$0.00	$0.23

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding and a return of capital. For distribution history please visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 0.73% (0.73% excluding waivers)

Institutional Class: 0.79% (0.78% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/21, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 1.83%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/21 divided by the current price of each equity as of 12/31/21. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

5	Calculated from 10/31/06.

TOP TEN HOLDINGS[6]
Name	Sector	Country	% of Net Assets
Minth Group, Ltd.	Consumer Discretionary	China/Hong Kong	5.7%
Minda Industries, Ltd.	Consumer Discretionary	India	4.6%
Tencent Holdings, Ltd.	Communication Services	China/Hong Kong	3.8%
KATITAS Co., Ltd.	Real Estate	Japan	3.4%
Breville Group, Ltd.	Consumer Discretionary	Australia	3.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	Taiwan	3.3%
MISUMI Group, Inc.	Industrials	Japan	2.9%
IDP Education, Ltd.	Consumer Discretionary	Australia	2.7%
Link REIT	Real Estate	China/Hong Kong	2.6%
Globe Telecom, Inc.	Communication Services	Philippines	2.3%
% OF ASSETS IN TOP 10			34.7%

6	Holdings may combine more than one security from same issuer and related depositary receipts.

70	MATTHEWS ASIA FUNDS

COUNTRY ALLOCATION (%)[7,8]
Japan	31.8
China/Hong Kong	29.3
Australia	8.3
Vietnam	6.9
India	4.6
South Korea	4.4
Singapore	4.1
Taiwan	3.3
Philippines	2.3
Indonesia	1.7
Bangladesh	1.2
Cash and Other Assets, Less Liabilities	2.1

SECTOR ALLOCATION (%)[8]
Consumer Discretionary	26.5
Communication Services	12.8
Industrials	12.7
Information Technology	11.0
Financials	9.9
Real Estate	9.0
Health Care	6.4
Materials	5.4
Consumer Staples	4.2
Cash and Other Assets, Less Liabilities	2.1

MARKET CAP EXPOSURE (%)[8]
Mega Cap (over $25B)	24.7
Large Cap ($10B–$25B)	23.5
Mid Cap ($3B–10B)	40.3
Small Cap (under $3B)	9.4
Cash and Other Assets, Less Liabilities	2.1

7	Not all countries where the Fund may invest are included in the benchmark index.

8

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

Matthews Asia Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

addition, the regulatory tightening targeting the health care sector in China also raised investors’ concern that medical services businesses such as Jinxin could be affected by a reduction in pricing power. With a delay in turnaround of the business fundamentals and weakened sentiment towards the sector, Jinxin’s share price moved markedly lower.

Notable Portfolio Changes:

Throughout the year we adopted a barbell approach, balancing higher dividend-yielding stocks with structural dividend growers. During the quarter, we increased holdings in companies that demonstrated strong pricing power and resilient market share in an inflationary environment. Among the additions was Inner Mongolia Yili Industrial Group, the largest dairy company in China. We expect the company to see improved profitability in 2022 with recent price hikes, product upgrades and a benign competitive environment. Consumers’ rising awareness of the health benefits of high-quality dairy products during the pandemic has been a tailwind for Yili’s sales growth and we believe this trend will continue.

On the other hand, we exited several holdings during the quarter, including some dividend growth stocks whose underlying fundamentals no longer met our dividend growth expectation. One such name was Hugel Inc., a leading South Korean biopharmaceutical company that specializes in aesthetics-based treatments. During the quarter, South Korea’s Ministry of Food and Drug Safety made an unexpected announcement that Hugel violated certain domestic shipment clearance regulations. As a result we exited the position, as the new uncertainty on Hugel’s licenses in various markets disproved our original investment thesis.

Outlook:

Looking ahead, we expect some of the macro headwinds experienced in 2021 to lessen in 2022. Despite the current surge of the latest COVID-19 virus variant globally, vaccines have proven effective in preventing or lessening severe illness and death. As Asian countries continue to ramp up vaccination efforts, a potential “return to normalcy” at some point this year could bring out pent-up demand for consumption and corporate investment. Supply-chain bottlenecks could start to ease as well.

On the policy front, China has reached an inflection point in its monetary and fiscal policies, moving to provide more support for its economy. The Regional Comprehensive Economic Partnership (RCEP), an all-important trade agreement signed by 15 Asia Pacific economies, went into effect on January 1, 2022. We believe further economic integration under RCEP bodes well for the region’s long-term growth outlook. While recent market volatility was triggered by concerns of an accelerated tightening cycle by the U.S. Federal Reserve, we believe that investors will shift their focus back to companies’ fundamentals and their ability to deliver earnings growth, once the inflation expectation is re-set. Against such backdrop, we believe it is prudent to maintain an overall balance between structural dividend growers and high-yielding dividend payers whose business can benefit within an inflationary environment.

Earnings	growth is not representative of the fund’s future performance.

There is no guarantee that a company will pay or continue to increase dividends. Dividend growers represent dividend-paying companies that can grow their dividend payouts over time. Dividend payers represent dividend-paying companies that pay steady, consistent dividends over time.

matthewsasia.com | 800.789.ASIA	71

Matthews Asia Dividend Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 95.8%

	Shares	Value

JAPAN: 31.8%
KATITAS Co., Ltd.†	4,186,900	$161,151,617

MISUMI Group, Inc.	3,374,200	138,618,847

Lixil Corp.	3,813,700	101,737,862

Olympus Corp.	4,046,600	93,182,035

Hoya Corp.	624,900	92,730,048

Oriental Land Co., Ltd.	531,100	89,557,874

Dai-ichi Life Holdings, Inc.	4,352,000	87,779,725

AGC, Inc.	1,832,200	87,529,872

Shiseido Co., Ltd.	1,476,300	82,357,626

Bandai Namco Holdings, Inc.	1,017,700	79,572,375

Anritsu Corp.	4,639,400	71,650,775

Daifuku Co., Ltd.	872,100	71,315,905

Japan Steel Works, Ltd.	2,074,900	69,639,897

Rakus Co., Ltd.	2,581,800	69,284,709

Disco Corp.	218,200	66,693,386

Nintendo Co., Ltd.	133,500	62,458,973

Food & Life Cos., Ltd.	1,071,300	40,450,891

BELLSYSTEM24 Holdings, Inc.	2,574,500	27,992,261

Mitsubishi Pencil Co., Ltd.	1,265,200	13,333,216

Total Japan		1,507,037,894

CHINA/HONG KONG: 29.3%
Minth Group, Ltd.†	61,819,000	272,336,759

Tencent Holdings, Ltd.	3,113,800	181,693,718

Link REIT	13,998,600	123,317,459

Postal Savings Bank of China Co., Ltd. H Shares[b,c]	145,712,000	102,325,888

Shenzhou International Group Holdings, Ltd.	5,008,700	96,986,874

Autel Intelligent Technology Corp., Ltd. A Shares	7,464,482	92,993,460

Pharmaron Beijing Co., Ltd. A Shares	3,819,564	84,874,527

OPT Machine Vision Tech Co., Ltd. A Shares	1,743,108	77,024,184

China Education Group Holdings, Ltd.[c]	46,340,000	75,302,799

Baidu, Inc. A Shares[d]	3,835,850	71,542,159

Yuexiu Transport Infrastructure, Ltd.†	93,902,000	55,636,352

HKBN, Ltd.	42,284,623	51,892,501

Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	7,254,577	47,335,797

Pharmaron Beijing Co., Ltd. H Shares[b,c]	1,609,500	24,854,973

Zhou Hei Ya International Holdings Co., Ltd.[b,c]	22,840,500	17,235,514

Jinxin Fertility Group, Ltd.[b,c,d]	8,375,000	9,362,860

Autel Intelligent Technology Corp., Ltd. A Shares	204,605	2,555,350

Total China/Hong Kong		1,387,271,174

AUSTRALIA: 8.3%
Breville Group, Ltd.	6,891,907	158,943,445

IDP Education, Ltd.	5,091,040	128,254,899

QBE Insurance Group, Ltd.	9,289,996	76,714,383

Treasury Wine Estates, Ltd.	3,312,124	29,863,244

Total Australia		393,775,971

VIETNAM: 6.9%
Hoa Phat Group JSC	43,403,975	88,319,267

Asia Commercial Bank JSC[d]	53,705,830	81,216,197

	Shares	Value

Vinhomes JSC[b,c]	22,415,510	$80,573,584

FPT Corp.	13,326,900	54,341,608

Vietnam Dairy Products JSC	6,241,900	23,663,895

Total Vietnam		328,114,551

INDIA: 4.6%
Minda Industries, Ltd.	13,352,932	219,427,410

Total India		219,427,410

SINGAPORE: 4.1%
NetLink NBN Trust[c]	93,023,700	69,029,163

BOC Aviation, Ltd.[b,c]	8,865,900	64,956,555

Ascendas India Trust	57,288,600	60,297,910

Total Singapore		194,283,628

TAIWAN: 3.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	645,240	77,628,824

Taiwan Semiconductor Manufacturing Co., Ltd.	3,473,469	76,836,604

Total Taiwan		154,465,428

PHILIPPINES: 2.3%
Globe Telecom, Inc.	1,703,040	111,021,313

Total Philippines		111,021,313

SOUTH KOREA: 2.3%
POSCO	288,057	66,796,640

KakaoBank Corp.[d]	861,343	42,637,030

Total South Korea		109,433,670

INDONESIA: 1.7%
PT Bank Rakyat Indonesia Persero	274,935,584	79,161,157

Total Indonesia		79,161,157

BANGLADESH: 1.2%
GrameenPhone, Ltd.	14,140,431	57,698,446

Total Bangladesh		57,698,446

TOTAL COMMON EQUITIES		4,541,690,642

(Cost $3,484,756,678)

PREFERRED EQUITIES: 2.1%

SOUTH KOREA: 2.1%
LG Chem, Ltd., Pfd.	418,782	101,046,724

Total South Korea		101,046,724

TOTAL PREFERRED EQUITIES		101,046,724

(Cost $44,608,900)

TOTAL INVESTMENTS: 97.9%		4,642,737,366
(Cost $3,529,365,578)

CASH AND OTHER ASSETS,

LESS LIABILITIES: 2.1%		98,129,859

NET ASSETS: 100.0%		$4,740,867,225

72	MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund

December 31, 2021

Schedule of Investmentsa (continued)

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $299,309,374, which is 6.31% of net assets.

c	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

d	Non-income producing security.

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR	American Depositary Receipt

JSC	Joint Stock Co.

Pfd.	Preferred

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	73

PORTFOLIO MANAGERS

Sherwood Zhang, CFA
Lead Manager

Yu Zhang, CFA	S. Joyce Li, CFA
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$17.73	$17.72
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.12%	0.97%
Portfolio Statistics
Total # of Positions		45
Net Assets		$350.2 million
Weighted Average Market Cap		$59.7 billion
Portfolio Turnover[2]		68.3%
Benchmark
MSCI China Index

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in China. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in convertible debt and equity securities of companies located in China.

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews China Dividend Fund returned –0.49% (Investor Class) and –0.38% (Institutional Class), while its benchmark, the MSCI China Index, returned –21.64% over the same period. For the fourth quarter of the year, the Fund returned –2.25% (Investor Class) and –2.26% (Institutional Class), while the benchmark returned –6.06%.

Market Environment:

In 2021, Chinese equities witnessed the largest sell-off in the last decade, while also underperforming broad emerging markets equities for the first time since 2016. In our view, the underperformance was caused by four headwinds. Firstly, consumer confidence and consumption was bogged down due to sporadic COVID outbreaks and regulatory crackdowns by the government aimed at reigning in a new generation of businesses that have gone unchecked. Taken together, these policies have led to subdued domestic consumer spending.

Secondly, this overwhelming wave of new regulation on the service sector, specifically related to internet and education, weighed on market sentiment on companies who have enjoyed quite relaxed regulation, and, to a large extent, protection against foreign competition.

Thirdly, tightening measures on the Chinese property market hurt residential property sales and China Evergrande Group, the largest real estate developer, coupled with a few other smaller highly levered players began to default on their loans.

And finally, in early December the SEC announced new rules requiring Chinese companies and their auditors to open their books to U.S. inspections causing a fresh round of selloffs.

Performance Contributors and Detractors:

From a sector perspective, our stock selection within information technology and consumer discretionary sectors were the largest positive contributors to relative performance for the year. In addition, our overweight in industrials also contributed positively. Our underweight and relative weaker stock selection in financials was the largest detractor to relative performance during the year.

China Suntien Green Energy, a natural gas utility company with significant exposure in alternative energies, was the top contributor to Fund performance for the year. Market participants were excited about the possibility that rising coal prices could lead to higher electricity prices and higher emission standards could raise natural gas demand by industrial companies in Hebei province, where Suntien operates its pipeline. In addition, the Chinese central bank announced preferential lending rates to green energy operators like Suntien. The Fund’s second largest performance contributor, E Ink, a global leader of ePaper technology based in Taiwan, displayed strong earnings growth as retailers begun to adopt their low power display solutions. Industrial software developer and data center operator Shanghai Baosight Software was another contributor. After reporting strong earnings growth throughout the year, the stock was further boosted after its inclusion into the MSCI China Index during the fourth quarter.

(continued)

1.	Actual 2021 expense ratios.
2.	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

74	MATTHEWS ASIA FUNDS

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Year	5 Year	10 Years	Since Inception		Inception Date
Investor Class (MCDFX)	-2.25%	-0.49%	12.44%	11.99%	11.55%	10.06%		11/30/09
Institutional Class (MICDX)	-2.26%	-0.38%	12.58%	12.15%	11.73%	9.30%		10/29/10
MSCI China Index[3]	-6.06%	-21.64%	7.91%	9.52%	7.38%	4.77%	[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
	2021			2020
	June	December	Total	June	December	Total
Investor (MCDFX)	$0.38	$0.11	$0.49	$0.36	$0.04	$0.40
Inst’l (MICDX)	$0.39	$0.12	$0.52	$0.38	$0.05	$0.42

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30 DAY YIELD:

1.19% (Investor Class); 1.33% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/21, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 2.94%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividends paid by each equity security held by the Fund over the 12 months ended 12/31/21 divided by the current price of each equity as of 12/31/21. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross equity portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3

It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

4	Calculated from 11/30/09.

TOP TEN HOLDINGS[5]
	Sector	% of Net Assets
Tencent Holdings, Ltd.	Communication Services	5.0%
Postal Savings Bank of China Co., Ltd.	Financials	3.9%
CITIC Telecom International Holdings, Ltd.	Communication Services	3.4%
E Ink Holdings, Inc.	Information Technology	3.3%
China Suntien Green Energy Corp., Ltd.	Energy	3.2%
Shanghai Baosight Software Co., Ltd.	Information Technology	3.1%
China Education Group Holdings, Ltd.	Consumer Discretionary	3.1%
China Everbright International, Ltd.	Industrials	3.0%
Alibaba Group Holding, Ltd.	Consumer Discretionary	3.0%
Tsingtao Brewery Co., Ltd.	Consumer Staples	2.7%
% OF ASSETS IN TOP 10		33.7%

5	Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA	75

Matthews China Dividend Fund

Portfolio Manager Commentary  (unaudited) (continued)

By contrast, internet giants, Alibaba Group and Tencent Holding, were two of the largest performance detractors during the year as their share prices were hammered due to regulatory concerns related to data security, privacy protection, anti-monopoly investigations and changing online gaming regulation. Shimao Services Holdings, a property management company which performed well for the first half of the year, was among the three largest performance detractors for the year. Shimao Services’ rushed decision to purchase a related company’s commercial property management business with a large amount of capital raised serious concerns around corporate governance so we decided to close our position this past quarter.

Notable Portfolio Changes:

During the quarter, we initiated a position in China Everbright Environment Group, the largest operator of waste to energy projects in China. We believe the company’s financials could finally reach an inflection point to become operating cash flow positive, and there may yet be further policy support for the industry on the way. We re-initiated a position in Inner Mongolia Yili, as we believe the liquid milk industry dynamics are increasingly attractive.

During the quarter, we participated in two IPOs in Hong Kong, Tam Jai International, a specialty rice noodle restaurant chain operator in Hong Kong and Chervon, a leading electronic tools and outdoor power equipment provider based in China. We believe these companies will add a differentiated dividend growth driver to the portfolio. We exited our positions in WH Group, and Shimao Service due to corporate governance concerns despite their cheap valuations. We also exited our position in Jiajiayue Group, due to unhealthy competition from a new player with a disruptive business model.

Outlook:

After this year’s sell-off, we are optimistic about Chinese equities’ near-term return potential. If we look at the four headwinds to Chinese equities, two of them—overwhelming regulatory intervention and property tightening measures were self-inflicted wounds. We expect the regulatory cycle has likely past its peak, and in terms of the property market, the government will likely not allow a few companies to trigger a financial crisis; thus we expect some relaxation of tightening measures as well as an increase in low income housing to cushion the slowdown of construction activities. Further, we expect the Chinese government will eventually relax its zero tolerance COVID policy during 2022, particularly after the 20th Congress of Communist Party, which should have a positive impact on consumer consumption. And finally, we believe there will be no negative surprises around the potential delisting from U.S. exchanges during 2022.

Given current attractive valuation levels, we continue to actively seek quality Chinese companies which can healthily grow their earnings and dividends and have the potential to generate superior long-term returns.

Earnings	growth is not representative of the fund’s future performance.

There	is no guarantee that a company will pay or continue to increase dividends.

COUNTRY ALLOCATION (%)[6,7]
China/Hong Kong	94.9
Taiwan	3.3
Cash and Other Assets, Less Liabilities	1.8

SECTOR ALLOCATION (%)[7]
Consumer Discretionary	23.0
Industrials	15.3
Consumer Staples	11.4
Information Technology	10.1
Financials	8.7
Communication Services	8.4
Health Care	7.0
Materials	6.6
Real Estate	4.5
Energy	3.2
Cash and Other Assets, Less Liabilities	1.8

MARKET CAP EXPOSURE (%)[7]
Mega Cap (over $25B)	28.3
Large Cap ($10B–$25B)	15.0
Mid Cap ($3B–10B)	36.1
Small Cap (under $3B)	18.8
Cash and Other Assets, Less Liabilities	1.8

6	Not all countries where the Fund may invest are included in the benchmark index.

7

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

76	MATTHEWS ASIA FUNDS

Matthews China Dividend Fund

December 31, 2021

Schedule of Investmentsa

COMMON EQUITIES: 98.2%

	Shares	Value

CONSUMER DISCRETIONARY: 23.0%
Diversified Consumer Services: 4.5%
China Education Group Holdings, Ltd.[b]	6,680,000	$10,855,043

EC Healthcare	3,548,000	5,070,399

		15,925,442

Automobiles: 4.2%
Yadea Group Holdings, Ltd.[b,c]	4,146,000	8,080,156

BYD Co., Ltd. H Shares	200,500	6,781,786

		14,861,942

Hotels, Restaurants & Leisure: 3.6%
Tam Jai International Co., Ltd.[d]	16,628,000	7,122,432

Helens International Holdings Co., Ltd.[d]	2,236,500	5,417,134

		12,539,566

Internet & Direct Marketing Retail: 3.0%
Alibaba Group Holding, Ltd.[d]	703,500	10,338,342

Textiles, Apparel & Luxury Goods: 2.5%
Bosideng International Holdings, Ltd.	13,812,000	8,701,609

Household Durables: 2.1%
Haier Smart Home Co., Ltd. D Shares	4,057,639	7,343,841

Auto Components: 2.1%
Minth Group, Ltd.	1,658,000	7,304,135

Specialty Retail: 1.0%
China Yongda Automobiles Services Holdings, Ltd.	2,604,000	3,489,328

Total Consumer Discretionary		80,504,205

INDUSTRIALS: 15.3%
Machinery: 8.3%
Yangzijiang Shipbuilding Holdings, Ltd.	9,016,100	8,958,281

Weichai Power Co., Ltd. A Shares	2,947,581	8,285,925

Leader Harmonious Drive Systems Co., Ltd. A Shares	219,229	6,004,001

Chervon Holdings, Ltd.[d]	806,500	5,988,592

		29,236,799

Commercial Services & Supplies: 3.0%
China Everbright International, Ltd.	12,888,000	10,351,736

Industrial Conglomerates: 2.1%
CK Hutchison Holdings, Ltd.	1,152,000	7,417,066

Transportation Infrastructure: 1.9%
Hainan Meilan International Airport Co., Ltd. H Shares[d]	2,140,000	6,600,407

Total Industrials		53,606,008

CONSUMER STAPLES: 11.4%
Beverages: 7.0%
Tsingtao Brewery Co., Ltd. H Shares	996,000	9,320,419

Wuliangye Yibin Co., Ltd. A Shares	227,700	7,973,697

Yantai Changyu Pioneer Wine Co., Ltd. B Shares	4,053,176	7,220,039

		24,514,155

	Shares	Value
Food Products: 4.4%
Inner Mongolia Yili Industrial Group Co., Ltd. A Shares	1,205,500	$7,865,835

Uni-President China Holdings, Ltd.	7,931,000	7,687,912

		15,553,747

Total Consumer Staples		40,067,902

INFORMATION TECHNOLOGY: 10.1%
Electronic Equipment, Instruments & Components: 5.0%
E Ink Holdings, Inc.	2,143,000	11,670,084

OPT Machine Vision Tech Co., Ltd. A Shares	130,130	5,750,164

		17,420,248

Software: 3.1%
Shanghai Baosight Software Co., Ltd. B Shares	2,274,204	10,973,025

Semiconductors & Semiconductor Equipment: 2.0%
Silergy Corp.	38,000	6,877,860

Total Information Technology		35,271,133

FINANCIALS: 8.7%
Banks: 7.7%
Postal Savings Bank of China Co., Ltd. H Shares[b,c]	19,207,000	13,488,068

BOC Hong Kong Holdings, Ltd.	2,308,000	7,569,100

Ping An Bank Co., Ltd. A Shares	2,277,400	5,902,711

		26,959,879

Capital Markets: 1.0%
GF Securities Co., Ltd. H Shares	1,825,000	3,480,294

Total Financials		30,440,173

COMMUNICATION SERVICES: 8.4%
Interactive Media & Services: 5.0%
Tencent Holdings, Ltd.	300,300	17,522,841

Diversified Telecommunication Services: 3.4%
CITIC Telecom International Holdings, Ltd.	35,473,000	11,968,316

Total Communication Services		29,491,157

HEALTH CARE: 7.0%
Pharmaceuticals: 3.4%
CSPC Pharmaceutical Group, Ltd.	8,072,000	8,789,507
Livzon Pharmaceutical Group, Inc. H Shares	901,300	3,296,461

		12,085,968

Life Sciences Tools & Services: 1.5%
Pharmaron Beijing Co., Ltd. H Shares[b,c]	335,900	5,187,192

Health Care Equipment & Supplies: 1.1%
AK Medical Holdings, Ltd.[b,c]	4,666,000	3,949,939

Health Care Technology: 1.0%
Medlive Technology Co., Ltd.[b,c,d]	966,500	3,375,397

Total Health Care		24,598,496

MATERIALS: 6.6%
Construction Materials: 4.2%
Huaxin Cement Co., Ltd. B Shares	4,381,692	8,062,322

China Jushi Co., Ltd. A Shares	2,347,207	6,722,318

		14,784,640

matthewsasia.com | 800.789.ASIA	77

Matthews China Dividend Fund

December 31, 2021

Schedule of Investmentsa (continued)

COMMON EQUITIES (continued)

	Shares	Value
Metals & Mining: 1.9%
Tiangong International Co., Ltd.	10,616,000	$6,509,062

Containers & Packaging: 0.5%
Greatview Aseptic Packaging Co., Ltd.	4,748,000	1,735,391

Total Materials		23,029,093

REAL ESTATE: 4.5%
Equity REITs: 2.5%
Fortune REIT	8,460,000	8,692,179

Real Estate Management & Development: 2.0%
Logan Group Co., Ltd.	9,277,000	7,090,807

Total Real Estate		15,782,986

ENERGY: 3.2%
Oil, Gas & Consumable Fuels: 3.2%
China Suntien Green Energy Corp., Ltd. H Shares	14,262,000	11,126,096

Total Energy		11,126,096

TOTAL INVESTMENTS: 98.2%		343,917,249
(Cost $310,542,249)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.8%		6,243,491

NET ASSETS: 100.0%		$350,160,740

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $34,080,752, which is 9.73% of net assets.

d	Non-income producing security.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

78	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Teresa Kong, CFA
Lead Manager

Satya Patel	Wei Zhang
Co-Manager	Co-Manager

FUND FACTS

	Investor	Institutional
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.33	$10.33
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.05%	0.91%
After Fee Waiver and Reimbursement[2]	1.05%	0.90%
Portfolio Statistics
Total # of Positions		47
Net Assets		$113.9 million
Modified Duration[3]		3.7
Portfolio Turnover[4]		62.2%
Benchmark
50% Markit iBoxx Asian Local Bond Index, 50% J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Asia consists of all countries and markets in Asia, such as China and India, and includes developed, emerging, and frontier countries and markets in the Asian region. The Fund’s investments in debt securities may be denominated in any currency, may be of any quality or may be unrated, and may have no stated maturity or duration target.

Matthews Asia Total Return Bond Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Asia Total Return Bond Fund returned –4.06% (Investor Class) and –3.89% (Institutional Class), while its benchmark, the 50% Markit iBoxx Asian Local Bond Index, 50% J.P. Morgan Asia Credit Index, returned –2.80% over the same period. For the fourth quarter of the year, the Fund returned –2.54% (Investor Class) and –2.48% (Institutional Class), while the benchmark returned –0.24%.

Market Environment:

2021 was the perfect storm for Asia credit, currency and rates. Asia credit faced the worse carnage, with China’s real estate sector. While defaults and credit events happened throughout the year, market reaction showed a clear distinction between the first half of the year and the second half. During the first half of 2021, China’s real estate sector benefited from the low base of 2020 and positive sale momentum from 2020. By June 2021, increased government regulation began to slow sales and sentiment turned more pessimistic in part due to continued trouble of China Evergrande Group, one of the largest property developers in China. By the third quarter, defaults of smaller, weaker players caused the offshore funding market to be effectively closed for all Chinese property developers. The fourth quarter saw some policy easing, but not sufficient and fast enough to alleviate funding channels.

The rest of Asia credit did well, especially the large, domestically driven economies of India and Indonesia. Credit spreads* for Indian and Indonesian issuers tightened by 50 and 20 basis points (0.50% and 0.20%), respectively. Following large-scale lock downs in the first half, their economies rebounded strongly in the second half as pent up demand drove economic activity in the second half of the year.

Inflation concerns trumped growth concerns as almost every country in Asia saw interest rates rise in 2021. The Federal Reserve’s view that inflation had transitioned from being transitory to more persistent exerted additional pressure on policymakers to raise rates in Asia. As the successive waves of COVID-19 hit the global economy, the demand for goods outstripped that of services, creating bottle necks in the supply chain globally and drove up inflation. Higher U.S. interest and growth rates also provided strength to the U.S. dollar which appreciated against most Asian currencies in 2021. The notable exception was China, whose zero tolerance for COVID left its inflation and interest rates lower on the year. China cut rates, lowered its required reserve requirement in the second half when it realized that policies implemented in the first half were overly restrictive. Unlike most Asian currencies which depreciated relative to the U.S. dollar, the China renminbi (RMB) strengthened as its current account increased from rising exports and subdued imports.

Probably the biggest theme in 2021 was the material change in the regulatory environment in China. China regulators cracked down on companies that were deemed as infringing on its anti-monopoly, consumer protection, privacy and environment laws and regulations. U.S.—China relations remained on the rocks as U.S. regulators articulated a timeline on the potential delisting of Chinese American Depositary Receipts (ADRs) from U.S. exchanges. This negatively impacted our convertible bond holdings, some of which were linked to U.S.-listed ADRs.

Performance Contributors and Detractors:

The portfolio’s corporate bonds were resilient in the face of an extremely difficult market, including China corporate bonds which outperformed the benchmark on the back of strong selection and avoided defaults in China. India and Thailand also outperformed on the back of both selection and overweight relative to the benchmark. Within the corporate bond portion of the portfolio, China Huarong, China Development Bank and Far East Horizon were the top three contributors. China Huarong is a state owned asset management company that saw capital injection this year by a consortium of state-owned enterprises. The RMB-denominated bond by China Development Bank, a government owned policy bank, benefited from spread compression and appreciation of the China RMB. Far East Horizon, a financial leasing company with its main business in China did well after it became clear that this bond did not fall into the US list of sanctioned securities.

(continued)

*	Credit spread measures the difference in yield between an investment grade (AAA) government bond and another fixed income security with the same maturity.

1	Actual 2021 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g. custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Fund is not subject to recoupment. This agreement will remain in place until April 30, 2023 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3

Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	79

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAINX)	-2.54%	-4.06%	4.53%	3.70%	4.17%	4.08%	11/30/11
Institutional Class (MINCX)	-2.48%	-3.89%	4.73%	3.92%	4.38%	4.29%	11/30/11
50% Markit iBoxx Asian Local Bond Index, 50% J.P. Morgan Asia Credit Index[5]	-0.24%	-2.80%	4.95%	4.49%	3.95%	4.01%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
2021	Jan.	Feb.	Mar.	Apr.	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Total
Investor (MAINX)	$0.03	$0.02	$0.03	$0.04	$0.03	$0.04	$0.03	$0.03	$0.03	$0.04	$0.05	$0.08	$0.46
Inst’l (MINCX)	$0.03	$0.02	$0.03	$0.04	$0.04	$0.04	$0.03	$0.04	$0.03	$0.04	$0.05	$0.08	$0.47

2020
Investor (MAINX)	n.a.	$0.06	$0.04	$0.00	$0.03	$0.04	$0.03	$0.04	$0.04	$0.04	$0.03	$0.08	$0.44
Inst’l (MINCX)	n.a.	$0.07	$0.04	$0.01	$0.03	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.09	$0.46

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

Investor Class: 5.03% (6.21% excluding waivers)

Institutional Class: 6.12% (6.24% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/21, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30 Day Yield excludes securities that trade without accrued interest. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 7.72%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. The yield to worst excludes securities that trade without accrued interest. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

5

It is not possible to invest directly in an index. Source: Index data from HSBC, Markit iBoxx and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definitions. The Markit iBoxx Asian Local Bond Index performance reflects the returns of the discontinued predecessor HSBC Asian Local Bond Index up to December 31, 2012 and the returns of the successor Markit iBoxx Asian Local Bond Index thereafter.

TOP TEN HOLDINGS
Name	Sector	Currency	% of Net Assets
Wanda Properties International Co., Ltd., 7.250%, 01/29/2024	Financial Institutions	U.S. Dollar	4.4%
China Development Bank, 3.800%, 01/25/2036	Agency	China Renminbi	4.3%
Franshion Brilliant, Ltd., 6.000%, 08/08/2068	Financial Institutions	U.S. Dollar	4.1%
Kasikornbank Public Co., Ltd., 5.275%, 04/14/2068	Financial Institutions	U.S. Dollar	3.6%
Sino-Ocean Land Treasure III, Ltd., 4.900%, 03/21/2068	Agency	U.S. Dollar	3.6%
Baozun, Inc., Cnv., 1.625%, 05/01/2024	Industrial	U.S. Dollar	3.6%
ESR Cayman, Ltd., 5.650%, 09/02/2068	Industrial	Singapore Dollar	3.4%
Periama Holdings LLC, 5.950%, 04/19/2026	Industrial	U.S. Dollar	3.4%
Standard Chartered PLC, 4.300%, 02/19/2068	Financial Institutions	U.S. Dollar	3.1%
Luye Pharma Group, Ltd., Cnv., 1.500%, 07/09/2024	Industrial	U.S. Dollar	3.1%
% OF ASSETS IN TOP 10			36.6%

80	MATTHEWS ASIA FUNDS

CURRENCY ALLOCATION (%)[6,7]
US Dollar	60.0
China Renminbi	11.1
South Korean Won	7.6
Singapore Dollar	6.6
Indonesian Rupiah	4.5
Malaysian Ringgit	3.8
Thai Baht	3.7
Philippines Peso	2.8

COUNTRY ALLOCATION (%)[6,7,8]
China/Hong Kong	61.8
Indonesia	9.4
India	8.8
Malaysia	6.1
Thailand	5.5
Philippines	3.9
South Korea	1.5
Taiwan	0.5
Singapore	0.5
Cash and Other Assets, Less Liabilities	2.2

SECTOR ALLOCATION (%)[6,7]
Industrial	38.9
Financial Institutions	32.3
Agency	14.5
Treasury	12.2
Cash and Other Assets, Less Liabilities	2.2

Please note: Foreign Government Bonds category includes Supranationals.

ASSET TYPE BREAKDOWN (%)[6,7]
Non-Convertible Corporate Bonds	62.4
Convertible Corporate Bonds	23.3
Government Bonds	12.2
Cash and Other Assets, Less Liabilities	2.2

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

7	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

8	Not all countries where the Fund may invest are included in the benchmark index.

Matthews Asia Total Return Bond Fund

Portfolio Manager Commentary  (unaudited) (continued)

On the other hand, the convertible bond portion of the portfolio was a significant detractor of performance this year due to regulatory scrutiny by the Chinese government. Potential forced delisting of U.S. listed Chinese ADRs also caused Chinese ADRs to perform poorly. Weimob Investment, a provider of cloud based services to small business in China, Pharmaron Beijing Co, a Chinese pharmaceutical company with a large share of revenue derived from the U.S., and iQIYI Inc., a video content and video platform company in China detracted from performance due to increased anti-monopoly regulation and generic reforms.

Notable Portfolio Changes:

During the fourth quarter, we exited positions that have reached our price targets, including China Huarong, Far East Horizon, and Vietnam Debt and Asset as we believe potential future returns no longer justify the risks associated with these positions. We also adjusted our China real estate exposure on the margin by buying Logan Group, a high quality Chinese real estate developer that sold off along with the property sector.

Lastly, we diversified our convertible bonds portfolio and increased exposure to Asia ex-China. We added Cerah Capital which can convert into equity of CIMB Group, a top three Malaysian bank. The portfolio also added ESR Cayman, a Hong Kong-based logistics company with assets across multiple countries.

Outlook:

Overall, we expect Asia credit to recover in the first half of 2022, Asia currencies to appreciate relative to the U.S. dollar in the second half, and rising rates across Asia ex-China. This outlook for credit, currency and rates next year is based on the following key assumptions. Starting with interest rates, we expect the Fed to raise rates three times, less than the market consensus of four hikes mainly to (1) retain credibility, (2) buy policy room to lower rates during the next downturn, and (3) to fight inflation. We expect the U.S. inflation rate to remain elevated for the first half, but fall in the second half mostly from base effects. Within this backdrop, we expect the U.S. to lead Asia in terms of sequencing and number of rate hikes, especially in the first half. Given the higher nominal interest and growth rates in the U.S. relative to most Asian countries, we expect the U.S. dollar to strengthen for the first half, especially relative to the smaller open economies of Asia like Singapore, Thailand, and Philippines. Given this view, we have continued to reduce the portfolio’s local currency exposure.

However, as we head into the second half of 2022, we expect a few things to change. First, our expectation is for COVID-19 to transition from pandemic to endemic in the first half of 2022, which should finally enable the small, open economies of Asia to enjoy a recovery in sectors hard hit by COVID. Around the same time, we expect the Chinese economy will kick into high gear as any stimulus typically takes five to eight months to transmit to the real economy. Supply bottlenecks should be alleviated somewhat but with the recovery in demand, we expect sectors like commodities to stay elevated. With the combination of a strong recovery in China and retreat of COVID, we see Asia’s growth to recover and potential for Asia currencies to appreciate relative to the U.S. dollar sometime in the back half of 2022.

With respect to credit, in our view, the biggest driver of returns remains the China property sector. When we study historical episodes of stress, we find that prices have typically troughed in about six to eight months, which points to potentially reaching the bottom sometime in the first quarter of 2022. The biggest challenge facing high yield private developers has been the lack of liquidity, which may persist as defaults by its peers accelerate into the first quarter. The market price has already reflected this expectation. The wildcard is whether low dollar prices induce moral hazard, or in other words, incentivizes property companies to enter into a restructuring to extract value from the bondholders. As such, the analysis of ability to pay shifts to willingness to pay. To ironclad our positions, we have conducted analysis on the portfolio’s bonds’ ability and willingness to pay and only hold those that score highest on both measures.

matthewsasia.com | 800.789.ASIA	81

Matthews Asia Total Return Bond Fund

December 31, 2021

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 58.1%

	Face Amount*	Value

CHINA/HONG KONG: 38.9%
Wanda Properties International Co., Ltd. 7.250%, 01/29/24[b]	5,300,000	$5,015,231

Franshion Brilliant, Ltd. 6.000%[c], 02/08/26[b,d]	4,700,000	4,617,750

Sino-Ocean Land Treasure III, Ltd. 4.900%[c], 09/21/22[b,d]	5,000,000	4,066,503

ESR Cayman, Ltd. 5.650%[c], 03/02/26[b,d]	SGD 5,250,000	3,921,917

Standard Chartered PLC 4.300%[c], 08/19/28[b,d]	3,700,000	3,561,250

KWG Group Holdings, Ltd. 7.400%, 01/13/27[b]	5,000,000	3,475,000

China SCE Group Holdings, Ltd. 7.000%, 05/02/25[b]	4,000,000	3,240,881

Times China Holdings, Ltd. 6.200%, 03/22/26[b]	3,900,000	2,633,475

Logan Group Co., Ltd. 4.500%, 01/13/28[b]	2,376,000	2,115,234

CIFI Holdings Group Co., Ltd. 4.800%, 05/17/28[b]	2,200,000	2,032,250

China Cinda Asset Management Co., Ltd. 5.500%, 03/14/28	CNY 10,000,000	1,717,775

Agricultural Bank of China, Ltd. 4.300%, 04/11/29[b]	CNY 10,000,000	1,618,150

China Cinda Asset Management Co., Ltd. 3.900%, 03/05/30	CNY 10,000,000	1,574,276

Sunac China Holdings, Ltd. 6.500%, 01/26/26[b]	2,200,000	1,358,500

Powerlong Real Estate Holdings, Ltd. 4.900%, 05/13/26[b]	1,500,000	1,230,613

King Talent Management, Ltd. 5.600%[c], 12/04/22[b,d]	850,000	788,469

Times China Holdings, Ltd. 6.750%, 07/08/25[b]	1,100,000	749,100

Times China Holdings, Ltd. 5.750%, 01/14/27[b]	800,000	542,000

Total China/Hong Kong		44,258,374

INDIA: 8.8%
Periama Holdings LLC 5.950%, 04/19/26[b]	3,600,000	3,828,096

ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28[b]	2,700,000	2,949,897

Network i2i, Ltd. 5.650%[c], 01/15/25[d,e]	1,800,000	1,890,000

ICICI Bank UK PLC 5.375%[c], 09/26/28[b]	SGD 1,750,000	1,352,874

Total India		10,020,867

INDONESIA: 5.0%
Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/24[b]	3,300,000	3,329,700

PB International BV 7.625%, 01/26/22[b]	5,100,000	2,397,000

Total Indonesia		5,726,700

THAILAND: 3.6%
Kasikornbank Public Co., Ltd. 5.275%[c], 10/14/25[b,d]	3,900,000	4,085,250

Total Thailand		4,085,250

	Face Amount*	Value

PHILIPPINES: 1.8%
Royal Capital BV 5.000%[c], 02/05/26[b,d]	1,890,000	$1,996,313

Total Philippines		1,996,313

TOTAL NON-CONVERTIBLE CORPORATE BONDS		66,087,504

(Cost $73,025,418)

CONVERTIBLE CORPORATE BONDS: 23.3%

CHINA/HONG KONG: 18.6%
Baozun, Inc., Cnv. 1.625%, 05/01/24	4,400,000	4,048,000

Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[b]	3,500,000	3,504,515

ESR Cayman, Ltd., Cnv. 1.500%, 09/30/25[b]	2,400,000	2,486,400

Hansoh Pharmaceutical Group Co., Ltd., Cnv. 0.000%, 01/22/26[b]	2,400,000	2,167,200

NIO, Inc., Cnv. 0.500%, 02/01/27[e]	2,200,000	1,859,000

Weimob Investment, Ltd., Cnv. 0.000%, 06/07/26[b]	2,000,000	1,583,000

Pharmaron Beijing Co., Ltd., Cnv. 0.000%, 06/18/26[b]	1,700,000	1,552,950

Meituan, Cnv. 0.000%, 04/27/28[b]	1,600,000	1,489,600

iQIYI, Inc., Cnv. 2.000%, 04/01/25	1,800,000	1,303,200

Pinduoduo, Inc., Cnv. 0.000%, 12/01/25	1,300,000	1,173,900

Total China/Hong Kong		21,167,765

MALAYSIA: 2.2%
Cerah Capital, Ltd., Cnv. 0.000%, 08/08/24[b]	2,488,000	2,557,664

Total Malaysia		2,557,664

SOUTH KOREA: 1.5%
Kakao Corp., Cnv. 0.000%, 04/28/23[b]	1,400,000	1,672,272

Total South Korea		1,672,272

TAIWAN: 0.5%
United Microelectronics Corp., Cnv. 0.000%, 07/07/26[b]	600,000	613,890

Total Taiwan		613,890

SINGAPORE: 0.5%
Sea, Ltd., Cnv. 0.250%, 09/15/26	600,000	551,640

Total Singapore		551,640

TOTAL CONVERTIBLE CORPORATE BONDS		26,563,231

(Cost $28,360,049)

82	MATTHEWS ASIA FUNDS

Matthews Asia Total Return Bond Fund

December 31, 2021

Schedule of Investmentsa (continued)

FOREIGN GOVERNMENT OBLIGATIONS: 16.5%

	Face Amount*	Value

INDONESIA: 4.4%
Indonesia Government Bond 8.250%, 05/15/29	IDR 34,550,000,000	$2,702,820

Indonesia Government Bond 9.000%, 03/15/29	IDR 28,000,000,000	2,272,905

Total Indonesia		4,975,725

CHINA/HONG KONG: 4.3%
China Development Bank 3.800%, 01/25/36	CNY 30,000,000	4,922,639

Total China/Hong Kong		4,922,639

MALAYSIA: 3.8%
Malaysia Government Bond 4.642%, 11/07/33	MYR 13,000,000	3,353,580

Malaysia Government Investment Issue 3.422%, 09/30/27	MYR 4,000,000	962,704

Total Malaysia		4,316,284

PHILIPPINES: 2.1%
Republic of Philippines 3.900%, 11/26/22	PHP 123,000,000	2,397,153

Total Philippines		2,397,153

THAILAND: 1.9%
Thailand Government Bond 1.600%, 12/17/29	THB 72,000,000	2,125,601

Total Thailand		2,125,601

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		18,737,402

(Cost $18,250,200)

TOTAL INVESTMENTS: 97.9%		111,388,137
(Cost $119,635,667)

CASH AND OTHER ASSETS, LESS LIABILITIES: 2.1%		2,472,003

NET ASSETS: 100.0%		$113,860,140

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

c

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

d	Perpetual security with no stated maturity date. First call date is disclosed.

e

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $3,749,000, which is 3.29% of net assets.

*	All Values in USD unless otherwise specified.

6M THB-THBFIX	Six Month Thai Baht Interest Rate Fixing
Cnv.	Convertible

CNY	Chinese Renminbi (Yuan)

IDR	Indonesian Rupiah

KRW	Korean Won

MYR	Malaysian Ringgit

OTC	Over-the-counter

PHP	Philippine Peso

SGD	Singapore Dollar

THB	Thai Baht

USD	U.S. Dollar

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY 32,830,000	USD 5,000,000	Bank of America, N.A.	01/10/22	$150,929
USD 620,000	KRW 732,220,000	Bank of America, N.A.	01/10/22	4,284
USD 2,940,084	PHP 146,769,000	Bank of America, N.A.	01/10/22	70,723
CNY 15,517,440	USD 2,400,000	Bank of America, N.A.	06/23/22	8,276
SGD 2,920,137	USD 2,140,000	Bank of America, N.A.	06/23/22	26,031
THB 65,286,820	USD 1,940,000	Bank of America, N.A.	06/23/22	26,778

				287,021

KRW 14,782,300,000	USD 13,000,000	Bank of America, N.A.	01/10/22	(569,728)
SGD 9,836,750	USD 7,300,000	Bank of America, N.A.	01/10/22	(1,013)
THB 100,340,800	USD 3,100,000	Bank of America, N.A.	01/10/22	(84,337)
PHP 146,769,000	USD 2,900,000	Bank of America, N.A.	01/10/22	(30,638)
USD 1,350,161	SGD 1,840,000	Bank of America, N.A.	01/10/22	(15,141)
USD 578,967	SGD 790,000	Bank of America, N.A.	01/10/22	(7,223)
USD 2,273,561	SGD 3,100,000	Bank of America, N.A.	01/10/22	(26,677)

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Matthews Asia Total Return Bond Fund

December 31, 2021

Schedule of Investmentsa (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 920,000	THB 30,820,000	Bank of America, N.A.	01/10/22	$(6,271)
USD 1,400,000	CNY 9,110,500	Bank of America, N.A.	01/10/22	(29,410)
USD 3,000,000	KRW 3,597,000,000	Bank of America, N.A.	01/10/22	(24,677)
USD 8,779,674	KRW 10,453,080,000	Bank of America, N.A.	01/10/22	(10,205)
USD 600,000	CNY 3,836,400	Bank of America, N.A.	01/10/22	(1,920)
USD 2,065,997	THB 69,520,800	Bank of America, N.A.	01/10/22	(23,396)
USD 3,010,152	SGD 4,106,750	Bank of America, N.A.	01/10/22	(37,106)
USD 3,112,570	CNY 19,883,100	Bank of America, N.A.	01/10/22	(7,028)
KRW 10,196,730,000	USD 8,550,000	Bank of America, N.A.	06/23/22	(3,390)
PHP 36,821,200	USD 730,000	Bank of America, N.A.	06/23/22	(23,120)

				(901,280)

Net Unrealized Depreciation				($614,259)

OTC INTEREST RATE SWAPS*

Floating Rate Paid by Fund		Fixed Rate Received by Fund		Counterparty	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation
Rate	Frequency	Rate	Frequency
6M THB-THBFIX, 0.295%	Semi-annual	1.265%	Semi-annual	Bank of America, N.A.	09/04/2024	THB 210,000	$81,339	—	$81,339

*	Swaps are not centrally cleared.

See accompanying notes to financial statements.

84	MATTHEWS ASIA FUNDS

PORTFOLIO MANAGERS

Teresa Kong, CFA	Satya Patel
Lead Manager	Lead Manager

FUND FACTS

	Investor	Institutional
Ticker	MCRDX	MICPX
CUSIP	577130677	577130669
Inception	4/29/16	4/29/16
NAV	$9.16	$9.15
Initial Investment	$2,500	$100,000
Gross Expense Ratio[1]	1.07%	0.93%
After Fee Waiver and Reimbursement[2]	1.07%	0.90%
Portfolio Statistics
Total # of Positions		42
Net Assets		$41.4 million
Modified Duration[3]		2.59
Portfolio Turnover[4]		79.8%
Benchmark
J.P. Morgan Asia Credit Index

OBJECTIVE

Total return over the long term.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in debt and debt-related instruments issued by companies as well as governments, quasi-governmental entities, and supra-national institutions in Asia. Debt and debt-related instruments typically include bonds, debentures, bills, securitized instruments (which are vehicles backed by pools of assets such as loans or other receivables), notes, certificates of deposit and other bank obligations, bank loans, senior secured bank debt, convertible debt securities, exchangeable bonds, credit-linked notes, inflation-linked instruments, repurchase agreements, payment-in-kind securities and derivative instruments with fixed income characteristics. Asia consists of all countries and markets in Asia, such as China and Indonesia, in addition to the developed, emerging, and frontier countries and markets in the Asian region.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited)

For the year ending December 31, 2021, the Matthews Asia Credit Opportunities Fund returned –6.35% (Investor Class) and –6.24% (Institutional Class), while its benchmark, the J.P. Morgan Asia Credit Index, returned –2.44% over the same period. For the fourth quarter of the year, the Fund returned –5.15% (Investor Class) and –5.14% (Institutional Class), while the benchmark returned –1.36%.

Market Discussion:

In retrospect, 2021 was a year with two distinct periods for Asia credit markets. From the beginning of the year to late May, the Asia high yield market continued its steady recovery from the COVID-induced selloff in 2020, with spreads steadily tightening and the new issue market open for business. Following news in May that several of China Evergrande Group’s project companies were late on commercial paper payments, spreads within the high yield China property sector have been under pressure, with very little ability to issue new U.S. dollar-denominated bonds in the primary market. It is worth noting the unique nature of the market selloff in 2021; it was unusual because of how localized the disruption was to sub-investment grade rated property developers in China. Chinese companies outside of the property sector have largely avoided getting dragged down by the country’s property developers. Additionally, high yield issuers from the rest of the region—be it in India, Indonesia or elsewhere—have also largely marched to the beat of their own drum, without experiencing contagion from the China property sector.

Asia credit outside of China performed well in 2021. India and Indonesia, two of the countries most severely impacted by the COVID-19 pandemic, saw spreads tighten meaningfully in 2021. Credit spreads* for Indian and Indonesian issuers tightened by 50 and 20 basis points (0.50% and 0.20%), respectively. Both countries were forced to impose large-scale social restrictions in the first half of the year, followed by significant rebounds in economic activity in the second half of the year. Indian issuers also benefited from the growth of the ESG-labeled bond market in Asia, with several companies across industries tapping into demand for ESG issuance.

Performance Contributors and Detractors:

In general, Chinese companies underperformed, led by those in the property sector. Additionally, the portfolio’s overweight to high yield credit relative to investment grade credit, which had outperformed in the year, also detracted from performance for the full year. On the other hand, security selection in the investment grade space did help the Fund.

In terms of country allocation, the top contributors came from our overweight to India and Vietnam, while China, which is now 50% of the index, detracted from relative performance because of our overweight to the high yield China property sector. Indonesia also detracted. The new funding market for Indonesian high yield companies has been fairly constrained since the beginning of the coronavirus pandemic, hindering efforts to refinance maturing bank loans and bonds.

From a security selection perspective, bonds issued by Huarong Finance, Lippo Karawaci (Theta Capital) and Khazanah Nasional (Cerah Capital) were among the biggest contributors to performance. Huarong Finance, one of the major Chinese asset managers, continued to rebound after policymakers in China helped to orchestrate its rescue and recapitalization. Lippo Karawaci, an Indonesian property developer, continued to show robust results in its new property sales, as well as in its hospitals business. And the exchangeable bond of Khazanah Nasional, which is linked to the bank CIMB Group in Malaysia, performed well as the company continued to execute on its operational turnaround. On the other hand, Chinese property companies like KWG Property, Times Property Holdings and China SCE were among the largest detractors to performance. All three are relatively high quality, private property developers who were dragged down with the weakness in the sector. The convertible bonds of Chinese pharmaceutical research and development (R&D) service platform Pharmaron Beijing and gaming and e-commerce company Sea Ltd. also underperformed, largely due to concerns over China’s regulation of innovative sectors and the potential impact of further deterioration of U.S.-China relations.

(continued)

*	Credit spread measures the difference in yield between an investment grade (AAA) government bond and another fixed income security with the same maturity.

1	Actual 2021 expense ratios.
2

Matthews has contractually agreed (i) to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 0.90% first by waiving class specific expenses (i.e., shareholder service fees specific to a particular class) of the Institutional Class and then, to the extent necessary, by waiving non-class specific expenses (e.g., custody fees) of the Institutional Class, and (ii) if any Fund-wide expenses (i.e., expenses that apply to both the Institutional Class and the Investor Class) are waived for the Institutional Class to maintain the 0.90% expense limitation, to waive an equal amount (in annual percentage terms) of those same expenses for the Investor Class. The Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may vary from year to year and will in some years exceed 0.90%. Pursuant to this agreement, any amount waived for prior fiscal years with respect to the Fund is not subject to recoupment. This agreement will remain in place until April 30, 2023 and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

3

Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

4	The lesser of fiscal year 2021 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

matthewsasia.com | 800.789.ASIA	85

PERFORMANCE AS OF DECEMBER 31, 2021
			Average Annual Total Retuns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MCRDX)	-5.15%	-6.35%	2.61%	2.51%	3.03%	4/29/16
Institutional Class (MICPX)	-5.14%	-6.24%	2.85%	2.73%	3.25%	4/29/16
J.P. Morgan Asia Credit Index[5]	-1.36%	-2.44%	4.92%	3.93%	3.71%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance, visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY
2021	Jan.	Feb.	Mar.	Apr.	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Total
Investor (MCRDX)	$0.05	$0.03	$0.04	$0.04	$0.03	$0.03	$0.03	$0.03	$0.03	$0.03	$0.07	$0.07	$0.47
Inst’l (MICPX)	$0.05	$0.03	$0.04	$0.04	$0.03	$0.03	$0.03	$0.03	$0.03	$0.04	$0.07	$0.07	$0.50

2020
Investor (MCRDX)	n.a.	$0.04	$0.03	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.03	$0.04	$0.06	$0.44
Inst’l (MICPX)	n.a.	$0.04	$0.03	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.04	$0.06	$0.46

Note: This table does not include capital gains distributions. Totals may differ by $0.02 due to rounding. For income distribution history, visit matthewsasia.com.

30 DAY YIELD:

Investor Class: 5.87% (6.33% excluding waivers)

Institutional Class: 6.31% (5.91% excluding waivers)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 12/31/21, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30 Day Yield excludes securities that trade without accrued interest. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST: 8.01%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. The yield to worst excludes securities that trade without accrued interest. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Values are in US$.

5

It is not possible to invest directly in an index. Source: Index data from J.P. Morgan and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 90 for index definition.

TOP TEN HOLDINGS
Name	Sector	Currency	% of Net Assets
PB International BV, 7.625%, 01/26/2022	Industrial	U.S. Dollar	6.0%
Sino-Ocean Land Treasure III, Ltd., 4.900%, 03/21/2068	Agency	U.S. Dollar	4.9%
Luye Pharma Group, Ltd., Cnv., 1.500%, 07/09/2024	Industrial	U.S. Dollar	4.4%
Baozun, Inc., Cnv., 1.625%, 05/01/2024	Industrial	U.S. Dollar	3.4%
ABJA Investment Co. Pte, Ltd., 5.450%, 01/24/2028	Industrial	U.S. Dollar	3.4%
Theta Capital Pte, Ltd., 6.750%, 10/31/2026	Financial Institutions	U.S. Dollar	3.4%
Network i2i, Ltd., 5.650%, 04/15/2068	Industrial	U.S. Dollar	3.3%
Shriram Transport Finance Co., Ltd., 4.400%, 03/13/2024	Financial Institutions	U.S. Dollar	3.2%
Indika Energy Capital III Pte, Ltd., 5.875%, 11/09/2024	Industrial	U.S. Dollar	3.2%
HDFC Bank, Ltd., 3.700%, 02/25/2069	Financial Institutions	U.S. Dollar	3.1%
% OF ASSETS IN TOP 10			38.3%

86	MATTHEWS ASIA FUNDS

CURRENCY ALLOCATION (%)[6,7]
US Dollar	100.0

COUNTRY ALLOCATION (%)[6,7,8]
China/Hong Kong	53.1
India	21.5
Indonesia	12.6
Vietnam	3.0
Thailand	3.0
Malaysia	2.0
South Korea	1.4
Taiwan	1.0
Singapore	0.4
Cash and Other Assets, Less Liabilities	1.9

SECTOR ALLOCATION (%)[6,7]
Industrial	43.8
Financial Institutions	42.6
Agency	8.8
Sovereign	3.0
Cash and Other Assets, Less Liabilities	1.9

ASSET TYPE BREAKDOWN (%)[6,7]
Non-Convertible Corporate Bonds	70.6
Convertible Corporate Bonds	24.5
Government Bonds	3.0
Cash and Other Assets, Less Liabilities	1.9

6

Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent, so the values may not sum to 100% due to rounding. Country allocations and percentage values may be derived from different data sources and may not be consistent with other Fund literature.

7	Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

8	Not all countries where the Fund may invest are included in the benchmark index.

Matthews Asia Credit Opportunities Fund

Portfolio Manager Commentary  (unaudited) (continued)

Notable Portfolio Changes:

2021 was a year of many surprises and required continual rotation in search of value. Our strategy was to sell names that had reached our price targets and redeploy capital into good companies where we saw value with potentially limited downside. Over the course of the year, this meant selling relatively high quality companies in the Philippines like Jollibee Foods, and redeploying into companies like Axis Bank in India, Kasikornbank in Thailand and JSW Steel (Periama Holdings) in India.

During the fourth quarter, we exited International Container Terminal Services, Inc., a port operator in the Philippines, as the company tendered for our perpetual bonds as part of its deleveraging strategy. We also sold bonds issued by China Huarong, as they reached our price target following the government’s strong support throughout the second half of the year. We added to a number of high quality names in the quarter, including ESR Cayman, a leading commercial real estate company in Asia with an exceptionally strong network of warehouses, as well as Shriram Transport Finance, a strong non-bank financial company in India whose business and capital structure are continuing to improve.

Outlook:

Having gone through two straight years with significant selloffs—the pandemic in 2020 and the string of defaults in the China property sector in 2021—we expect Asia’s high yield market to continue to be under pressure in the short-run, until policy easing and support from the Chinese government clears the way for an operational recovery in the China property sector. We have begun to see the first steps in easing coming from the government. There have been reports that banks are being encouraged to facilitate mortgage and construction loans and support the domestic bond market. We have also seen the government move to support mergers and acquisitions by carving out the acquisition of distressed assets from calculations for the Three Red Lines requirements (financial regulatory guidelines relating to the ratio of debt to cash, equity, and assets) and by circulating a target list of developers to receive liquidity support from state owned enterprise (SOEs) through asset sales.

Ultimately, we expect to see continued defaults over the short term as the weaker developers find it hard to access liquidity through bond markets and to generate sufficient cash to meet their debt obligations through their operations. As policy easing supports both bond issuance and operational recovery in the coming months, we expect to see companies start to recover and for differentiation in performance to increase. We do not expect this recovery to be “V” shaped, where all companies rally in lockstep, but rather “K” shaped, where the higher quality companies recover but many of the lower quality companies restructure. We believe our portfolio of Chinese property companies are in the higher quality camp that could recover over the coming quarters.

Away from the China property sector, we expect economies around the region to continue their recoveries over the coming year. While inflation is a concern in developed countries, particularly the U.S., the scope of accommodation was lower in Asian countries, and we believe Asian policymakers will navigate the Federal Reserve’s rate hike cycle without being forced to dramatically tighten monetary policy.

We continue to monitor other key risks, including the spreads of the omicron variant of the coronvirus and its impact on manufacturing, tourism and services. In addition, we are also watching the change in COVID-19 policies around the region. Many Asian countries should reach a high level of vaccination in 2022, which may lead to a further rebound in economic activity, while China and Hong Kong remain the last holdouts of the zero COVID policy.

We enter 2022 with a view that Asian markets will continue to be under pressure in the near term, but over the course of the year will present a significant buying opportunity. Asia high yield spreads today are over 200 basis points (2.00%) higher than their long-run average, while U.S. high yield, European high yield and Latin America high yield spreads are all over 200 basis points (2.00%) lower than their long-run average. Investors with a medium-term horizon have historically generated double digit annual returns when spreads have reached these levels, and while the very short run is riddled with uncertainty, we expect in the long run that Asia high yield will rebound from its currently stressed levels.

matthewsasia.com | 800.789.ASIA	87

Matthews Asia Credit Opportunities Fund

December 31, 2021

Schedule of Investmentsa

NON-CONVERTIBLE CORPORATE BONDS: 70.6%

	Face Amount*	Value

CHINA/HONG KONG: 33.5%
Sino-Ocean Land Treasure III, Ltd. 4.900%[b], 09/21/22[c,d]	2,500,000	$2,033,252

KWG Group Holdings, Ltd. 7.400%, 01/13/27[d]	1,800,000	1,251,000

Standard Chartered PLC 4.300%[b], 08/19/28[c,d]	1,200,000	1,155,000

Bank of East Asia, Ltd. 5.825%[b], 10/21/25[c,d]	1,100,000	1,153,900

Wanda Properties International Co., Ltd. 7.250%, 01/29/24[d]	1,100,000	1,040,897

Wanda Group Overseas, Ltd. 7.500%, 07/24/22[d]	1,100,000	1,028,287

Times China Holdings, Ltd. 6.200%, 03/22/26[d]	1,500,000	1,012,875

China SCE Group Holdings, Ltd. 7.000%, 05/02/25[d]	1,200,000	972,264

Logan Group Co., Ltd. 4.500%, 01/13/28[d]	1,020,000	908,055

Franshion Brilliant, Ltd. 6.000%[b], 02/08/26[c,d]	800,000	786,000

Huarong Finance 2019 Co., Ltd. 4.250%[b], 09/30/25[c,d]	800,000	772,000

King Talent Management, Ltd. 5.600%[b], 12/04/22[c,d]	600,000	556,566

Sunac China Holdings, Ltd. 6.500%, 01/26/26[d]	700,000	432,250

Powerlong Real Estate Holdings, Ltd. 4.900%, 05/13/26[d]	500,000	410,204

CIFI Holdings Group Co., Ltd. 4.800%, 05/17/28[d]	200,000	184,750

Times China Holdings, Ltd. 5.750%, 01/14/27[d]	250,000	169,375

Total China/Hong Kong		13,866,675

INDIA: 21.5%
ABJA Investment Co. Pte, Ltd. 5.450%, 01/24/28[d]	1,300,000	1,420,321

Network i2i, Ltd. 5.650%[b], 01/15/25[c,e]	1,300,000	1,365,000

Shriram Transport Finance Co., Ltd. 4.400%, 03/13/24[d]	1,300,000	1,316,250

HDFC Bank, Ltd. 3.700%[b], 08/25/26[c,e]	1,300,000	1,295,125

Axis Bank Gift City, 4.100%[b], 09/08/26[c,d]	1,300,000	1,286,229

Periama Holdings LLC 5.950%, 04/19/26[d]	1,200,000	1,276,032

Tata Motors, Ltd. 5.875%, 05/20/25[d]	900,000	960,660

Total India		8,919,617

INDONESIA: 12.6%
PB International BV 7.625%, 01/26/22[d]	5,300,000	2,491,000

Theta Capital Pte, Ltd. 6.750%, 10/31/26[d]	1,400,000	1,408,005

Indika Energy Capital III Pte, Ltd. 5.875%, 11/09/24[d]	1,300,000	1,311,700

Total Indonesia		5,210,705

	Face Amount*	Value

THAILAND: 3.0%
Kasikornbank Public Co., Ltd. 5.275%[b], 10/14/25[c,d]	1,200,000	$1,257,000

Total Thailand		1,257,000

TOTAL NON-CONVERTIBLE CORPORATE BONDS		29,253,997

(Cost $33,202,854)

CONVERTIBLE CORPORATE BONDS: 24.5%

CHINA/HONG KONG: 19.6%
Luye Pharma Group, Ltd., Cnv. 1.500%, 07/09/24[d]	1,800,000	1,802,322

Baozun, Inc., Cnv. 1.625%, 05/01/24	1,550,000	1,426,000

ESR Cayman, Ltd., Cnv. 1.500%, 09/30/25[d]	900,000	932,400

Hansoh Pharmaceutical Group Co., Ltd., Cnv. 0.000%, 01/22/26[d]	900,000	812,700

NIO, Inc., Cnv. 0.500%, 02/01/27[e]	800,000	676,000

Meituan, Cnv. 0.000%, 04/27/28[d]	600,000	558,600

Pharmaron Beijing Co., Ltd., Cnv. 0.000%, 06/18/26[d]	600,000	548,100

Weimob Investment, Ltd., Cnv. 0.000%, 06/07/26[d]	600,000	474,900

Pinduoduo, Inc., Cnv. 0.000%, 12/01/25	500,000	451,500

iQIYI, Inc., Cnv. 2.000%, 04/01/25	600,000	434,400

Total China/Hong Kong		8,116,922

MALAYSIA: 2.0%
Cerah Capital, Ltd., Cnv. 0.000%, 08/08/24[d]	800,000	822,400

Total Malaysia		822,400

SOUTH KOREA: 1.4%
Kakao Corp., Cnv. 0.000%, 04/28/23[d]	500,000	597,240

Total South Korea		597,240

TAIWAN: 1.0%
United Microelectronics Corp., Cnv. 0.000%, 07/07/26[d]	400,000	409,260

Total Taiwan		409,260

SINGAPORE: 0.5%
Sea, Ltd., Cnv. 0.250%, 09/15/26	200,000	183,880

Total Singapore		183,880

TOTAL CONVERTIBLE CORPORATE BONDS		10,129,702

(Cost $10,667,509)

88	MATTHEWS ASIA FUNDS

Matthews Asia Credit Opportunities Fund

December 31, 2021

Schedule of Investmentsa (continued)

FOREIGN GOVERNMENT OBLIGATIONS: 3.0%

	Face Amount*	Value

VIETNAM: 3.0%
Socialist Republic of Vietnam 5.500%, 03/12/28	1,260,000	$1,258,185

Total Vietnam		1,258,185

TOTAL FOREIGN GOVERNMENT OBLIGATIONS		1,258,185

(Cost $1,260,000)

TOTAL INVESTMENTS: 98.1%		40,641,884
(Cost $45,130,363)

CASH AND OTHER ASSETS, LESS LIABILITIES: 1.9%		785,867

NET ASSETS: 100.0%		$41,427,751

a	Certain securities were fair valued under the valuation policies approved by the Board of Trustees (Note 2-A).

b

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

c	Perpetual security with no stated maturity date. First call date is disclosed.

d	The securities may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.

e

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees. At December 31, 2021, the aggregate value is $3,336,125, which is 8.05% of net assets.

*	All Values in USD unless otherwise specified.

Cnv.	Convertible

USD	U.S. Dollar

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	89

Index Definitions

The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the stock markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization-weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization-weighted index of Chinese equities that includes H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen ex-exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red

Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.

The MSCI China Small Cap Index is a free float–adjusted market capitalization-weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

The S&P Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization-weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization-weighted index of Japanese equities listed in Japan.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The Markit iBoxx Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local currency denominated, high quality and liquid bonds in Asia ex Japan. The ALBI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Hong Kong, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market capitalization-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea and Thailand.

90	MATTHEWS ASIA FUNDS

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of December 31, 2021. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORTs are available on the SEC’s website at www.sec.gov. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2742).

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds’ website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 800.789.ASIA (2742).

matthewsasia.com | 800.789.ASIA	91

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees.

Matthews Asia Funds does not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

92	MATTHEWS ASIA FUNDS

December 31, 2021

Disclosure of Fund Expenses (unaudited) (continued)

	INVESTOR				INSTITUTIONAL
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expense Ratio	Operating Expenses Paid During Period 7/1/21– 12/31/21[1]	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expense Ratio	Operating Expenses Paid During Period 7/1/21– 12/31/21[1]
GLOBAL EMERGING MARKETS STRATEGIES
Matthews Emerging Markets Equity Fund
Actual Fund Return	$1,000.00	$909.20	1.22%	$5.87	$1,000.00	$910.80	0.90%	$4.33
Hypothetical 5% Returns	$1,000.00	$1,019.06	1.22%	$6.21	$1,000.00	$1,020.67	0.90%	$4.58
Matthews Emerging Markets Small Companies Fund
Actual Fund Return	$1,000.00	$1,031.00	1.37%	$7.01	$1,000.00	$1,032.00	1.13%	$5.79
Hypothetical 5% Returns	$1,000.00	$1,018.30	1.37%	$6.97	$1,000.00	$1,019.51	1.13%	$5.75

ASIA GROWTH STRATEGIES
Matthews Asia Growth Fund
Actual Fund Return	$1,000.00	$806.30	1.11%	$5.05	$1,000.00	$806.90	0.94%	$4.28
Hypothetical 5% Returns	$1,000.00	$1,019.61	1.11%	$5.65	$1,000.00	$1,020.47	0.94%	$4.79
Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$905.30	1.05%	$5.04	$1,000.00	$905.90	0.91%	$4.37
Hypothetical 5% Returns	$1,000.00	$1,019.91	1.05%	$5.35	$1,000.00	$1,020.62	0.91%	$4.63
Matthews Asia ESG Fund
Actual Fund Return	$1,000.00	$976.50	1.43%	$7.12	$1,000.00	$977.60	1.20%	$5.98
Hypothetical 5% Returns	$1,000.00	$1,018.00	1.43%	$7.27	$1,000.00	$1,019.16	1.20%	$6.11
Matthews Asia Innovators Fund
Actual Fund Return	$1,000.00	$827.40	1.15%	$5.30	$1,000.00	$828.20	0.96%	$4.42
Hypothetical 5% Returns	$1,000.00	$1,019.41	1.15%	$5.85	$1,000.00	$1,020.37	0.96%	$4.89
Matthews China Fund
Actual Fund Return	$1,000.00	$820.00	1.10%	$5.05	$1,000.00	$820.80	0.92%	$4.22
Hypothetical 5% Returns	$1,000.00	$1,019.66	1.10%	$5.60	$1,000.00	$1,020.57	0.92%	$4.69
Matthews China Small Companies Fund
Actual Fund Return	$1,000.00	$854.80	1.46%	$6.83	$1,000.00	$855.90	1.20%	$5.61
Hypothetical 5% Returns	$1,000.00	$1,017.85	1.46%	$7.43	$1,000.00	$1,019.16	1.20%	$6.11
Matthews India Fund
Actual Fund Return	$1,000.00	$1,063.70	1.08%	$5.62	$1,000.00	$1,064.90	0.94%	$4.89
Hypothetical 5% Returns	$1,000.00	$1,019.76	1.08%	$5.50	$1,000.00	$1,020.47	0.94%	$4.79
Matthews Japan Fund
Actual Fund Return	$1,000.00	$1,040.00	0.95%	$4.88	$1,000.00	$1,040.50	0.89%	$4.58
Hypothetical 5% Returns	$1,000.00	$1,020.42	0.95%	$4.84	$1,000.00	$1,020.72	0.89%	$4.53
Matthews Korea Fund
Actual Fund Return	$1,000.00	$889.20	1.16%	$5.52	$1,000.00	$890.20	0.97%	$4.62
Hypothetical 5% Returns	$1,000.00	$1,019.36	1.16%	$5.90	$1,000.00	$1,020.32	0.97%	$4.94

ASIA GROWTH AND INCOME STRATEGIES
Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$959.30	1.09%	$5.38	$1,000.00	$959.90	0.95%	$4.69
Hypothetical 5% Returns	$1,000.00	$1,019.71	1.09%	$5.55	$1,000.00	$1,020.42	0.95%	$4.84
Matthews Asia Dividend Fund
Actual Fund Return	$1,000.00	$947.50	1.05%	$5.15	$1,000.00	$948.10	0.93%	$4.57
Hypothetical 5% Returns	$1,000.00	$1,019.91	1.05%	$5.35	$1,000.00	$1,020.52	0.93%	$4.74
Matthews China Dividend Fund
Actual Fund Return	$1,000.00	$887.60	1.15%	$5.47	$1,000.00	$888.40	0.98%	$4.66
Hypothetical 5% Returns	$1,000.00	$1,019.41	1.15%	$5.85	$1,000.00	$1,020.27	0.98%	$4.99

ASIA FIXED INCOME STRATEGIES
Matthews Asia Total Return Bond Fund
Actual Fund Return	$1,000.00	$975.20	1.07%	$5.33	$1,000.00	$976.30	0.93%	$4.63
Hypothetical 5% Returns	$1,000.00	$1,019.81	1.07%	$5.45	$1,000.00	$1,020.52	0.93%	$4.74
Matthews Asia Credit Opportunities Fund
Actual Fund Return	$1,000.00	$957.00	1.06%	$5.23	$1,000.00	$957.40	0.90%	$4.44
Hypothetical 5% Returns	$1,000.00	$1,019.86	1.06%	$5.40	$1,000.00	$1,020.67	0.90%	$4.58

1	Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, then divided by 365.

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Statements of Assets and Liabilities	December 31, 2021

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Small Companies Fund	Matthews Asia Growth Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$47,538,503	$397,431,793	$1,754,792,442

Cash	2,014,467	412,369	—

Segregated foreign currency at value	2,148	6,516	—

Foreign currency at value (B)	3,968	3,655,443	—

Dividends, interest and other receivable	122,123	243,309	389,231

Receivable for securities sold	—	1,288,370	13,774,958

Receivable for capital shares sold	122,480	1,302,143	2,802,933

Due from Advisor (Note 5)	7,780	—	—

Prepaid expenses	—	—	33,707
TOTAL ASSETS	49,811,469	404,339,943	1,771,793,271

LIABILITIES:

Cash overdraft	—	—	643,798

Foreign currency overdraft	—	—	21

Payable for securities purchased	22,987	1,893,852	—

Payable for capital shares redeemed	98,044	470,886	8,159,878

Deferred foreign capital gains tax liability (Note 2-E)	57,178	3,402,563	6,420,220

Due to Advisor (Note 5)	—	182,302	1,039,256

Administration and accounting fees payable (Note 5)	2,210	16,046	85,192

Administration and shareholder servicing fees payable (Note 5)	5,995	47,951	221,389

Custodian fees payable	26,574	161,050	77,663

Intermediary service fees payable (Note 5)	7,623	57,789	249,904

Professional fees payable	—	22,199	27,582

Transfer agent fees payable	983	7,895	11,316

Accrued other expenses payable	32,726	68,522	87,116
TOTAL LIABILITIES	254,320	6,331,055	17,023,335

NET ASSETS	$49,557,149	$398,008,888	$1,754,769,936

NET ASSETS:

Investor Class	$13,317,349	$176,722,889	$568,001,022

Institutional Class	36,239,800	221,285,999	1,186,768,914
TOTAL	$49,557,149	$398,008,888	$1,754,769,936

See accompanying notes to financial statements.

94	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Small Companies Fund	Matthews Asia Growth Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	928,790	5,906,176	17,758,168

Institutional Class	2,527,160	7,407,370	36,706,063
TOTAL	3,455,950	13,313,546	54,464,231

NET ASSET VALUE:
Investor Class, offering price and redemption price	$14.34	$29.92	$31.99
Institutional Class, offering price and redemption price	$14.34	$29.87	$32.33

NET ASSETS CONSISTS OF:

Capital paid-in	$47,344,470	$372,720,532	$1,365,723,056

Total distributable earnings/(accumulated loss)	2,212,679	25,288,356	389,046,880
NET ASSETS	$49,557,149	$398,008,888	$1,754,769,936

(A) Investments at cost:

Unaffiliated Issuers	$44,426,338	$294,515,083	$1,370,658,024

(B) Foreign Currency at Cost	$3,968	$3,657,024	$—

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Asia Innovators Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$7,237,593,079	$127,332,433	$1,378,388,097

Affiliated issuers	—	—	15,680,307

Cash	—	13,888	10,925,418

Segregated foreign currency at value	182,412	3,259	1,743

Foreign currency at value (B)	16,918	216,278	48,035

Dividends, interest and other receivable	8,134,207	28,159	1,776,707

Receivable for securities sold	48,630,237	784,896	15,971,118

Receivable for capital shares sold	4,238,486	772,882	2,483,223

Prepaid expenses	30,671	7,720	29,919
TOTAL ASSETS	7,298,826,010	129,159,515	1,425,304,567

LIABILITIES:

Cash overdraft	1,582,509	—	—

Payable for securities purchased	—	489,508	13,834,669

Payable for capital shares redeemed	58,024,541	491,604	10,234,976

Deferred foreign capital gains tax liability (Note 2-E)	39,048,615	1,123,928	3,951,053

Due to Advisor (Note 5)	4,293,344	106,843	839,300

Administration and accounting fees payable (Note 5)	352,316	5,242	72,208

Administration and shareholder servicing fees payable (Note 5)	866,832	15,964	178,670

Custodian fees payable	563,932	24,639	113,900

Intermediary service fees payable (Note 5)	1,130,186	9,515	232,608

Professional fees payable	79,628	15,543	23,137

Transfer agent fees payable	25,107	727	10,157

Accrued other expenses payable	394,608	22,846	45,347
TOTAL LIABILITIES	106,361,618	2,306,359	29,536,025

NET ASSETS	$7,192,464,392	$126,853,156	$1,395,768,542

NET ASSETS:

Investor Class	$1,835,266,345	$39,611,695	$465,206,530

Institutional Class	5,357,198,047	87,241,461	930,562,012
TOTAL	$7,192,464,392	$126,853,156	$1,395,768,542

See accompanying notes to financial statements.

96	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Asia Innovators Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	66,645,214	2,577,247	24,665,368

Institutional Class	194,798,717	5,671,335	48,768,697
TOTAL	261,443,931	8,248,582	73,434,065

NET ASSET VALUE:
Investor Class, offering price and redemption price	$27.54	$15.37	$18.86
Institutional Class, offering price and redemption price	$27.50	$15.38	$19.08

NET ASSETS CONSISTS OF:

Capital paid-in	$5,109,718,440	$105,010,817	$1,355,922,490

Total distributable earnings/(accumulated loss)	2,082,745,952	21,842,339	39,846,052
NET ASSETS	$7,192,464,392	$126,853,156	$1,395,768,542

(A) Investments at cost:

Unaffiliated Issuers	$5,417,768,423	$107,291,503	$1,365,775,979

Affiliated Issuers	—	—	19,059,517

(B) Foreign Currency at Cost	$16,920	$216,278	$47,576

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,325,087,113	$382,022,101	$768,504,721

Cash	50,496,415	—	22,021,830

Segregated foreign currency at value	29,721	11,369	—

Foreign currency at value (B)	1,716,282	244,329	3,063,749

Dividends, interest and other receivable	—	846,712	370,898

Receivable for securities sold	2,379,493	5,057,581	113,439

Receivable for capital shares sold	7,575,553	2,375,856	810,829

Prepaid expenses	14,017	24,110	16,968
TOTAL ASSETS	1,387,298,594	390,582,058	794,902,434

LIABILITIES:

Cash overdraft	—	5,644,101	—

Payable for securities purchased	33,609,522	—	—

Payable for capital shares redeemed	10,263,368	3,182,800	1,287,668

Deferred foreign capital gains tax liability (Note 2-E)	—	—	28,920,506

Due to Advisor (Note 5)	771,909	310,336	428,684

Administration and accounting fees payable (Note 5)	62,799	17,955	32,055

Administration and shareholder servicing fees payable (Note 5)	164,389	48,592	91,389

Custodian fees payable	73,453	44,482	68,616

Intermediary service fees payable (Note 5)	226,933	92,177	99,455

Professional fees payable	20,895	17,318	32,774

Transfer agent fees payable	21,048	6,559	17,647

Accrued other expenses payable	274,021	49,412	148,080
TOTAL LIABILITIES	45,488,337	9,413,732	31,126,874

NET ASSETS	$1,341,810,257	$381,168,326	$763,775,560

NET ASSETS:

Investor Class	$710,843,822	$218,398,432	$635,067,204

Institutional Class	630,966,435	162,769,894	128,708,356
TOTAL	$1,341,810,257	$381,168,326	$763,775,560

See accompanying notes to financial statements.

98	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	34,534,507	13,287,331	22,541,654

Institutional Class	30,737,082	9,884,733	4,494,378
TOTAL	65,271,589	23,172,064	27,036,032

NET ASSET VALUE:
Investor Class, offering price and redemption price	$20.58	$16.44	$28.17
Institutional Class, offering price and redemption price	$20.53	$16.47	$28.64

NET ASSETS CONSISTS OF:

Capital paid-in	$1,295,689,942	$390,648,915	$571,610,265

Total distributable earnings/(accumulated loss)	46,120,315	(9,480,589)	192,165,295
NET ASSETS	$1,341,810,257	$381,168,326	$763,775,560

(A) Investments at cost:

Unaffiliated Issuers	$1,302,011,645	$383,805,435	$551,875,957

(B) Foreign Currency at Cost	$1,716,619	$244,207	$3,058,745

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews Japan Fund	Matthews Korea Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,543,341,864	$130,518,396

Cash	—	1,456,754

Dividends, interest and other receivable	2,191,492	1,152,879

Receivable for securities sold	5,795,530	—

Receivable for capital shares sold	2,744,376	15,578

Prepaid expenses	17,477	12,999
TOTAL ASSETS	1,554,090,739	133,156,606

LIABILITIES:

Cash overdraft	3,305,285	—

Foreign currency overdraft	219	—

Payable for securities purchased	6,509	—

Payable for capital shares redeemed	5,223,321	47,192

Due to Advisor (Note 5)	899,666	75,185

Administration and accounting fees payable (Note 5)	67,381	5,655

Administration and shareholder servicing fees payable (Note 5)	191,761	16,025

Custodian fees payable	33,546	6,598

Intermediary service fees payable (Note 5)	13,878	25,600

Professional fees payable	18,945	13,962

Transfer agent fees payable	32,178	5,655

Accrued other expenses payable	178,444	22,446
TOTAL LIABILITIES	9,971,133	218,318

NET ASSETS	$1,544,119,606	$132,938,288

NET ASSETS:

Investor Class	$373,739,146	$117,939,824

Institutional Class	1,170,380,460	14,998,464
TOTAL	$1,544,119,606	$132,938,288

See accompanying notes to financial statements.

100	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews Japan Fund	Matthews Korea Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	16,916,762	20,692,262

Institutional Class	52,894,573	2,608,903
TOTAL	69,811,335	23,301,165

NET ASSET VALUE:
Investor Class, offering price and redemption price	$22.09	$5.70
Institutional Class, offering price and redemption price	$22.13	$5.75

NET ASSETS CONSISTS OF:

Capital paid-in	$1,271,010,012	$90,596,123

Total distributable earnings/(accumulated loss)	273,109,594	42,342,165
NET ASSETS	$1,544,119,606	$132,938,288

(A) Investments at cost:

Unaffiliated Issuers	$1,296,575,685	$95,361,455

(B) Foreign Currency at Cost	$—	$—

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$1,080,272,427	$4,153,612,638	$343,917,249

Affiliated issuers	—	489,124,728	—

Cash	6,340,124	106,093,415	2,235,476

Segregated foreign currency at value	—	67,127	12,767

Foreign currency at value (B)	454,334	3,902,170	2,305,974

Dividends, interest and other receivable	1,840,009	10,407,043	126,121

Receivable for securities sold	11,501,264	3,510,313	2,833,430

Receivable for capital shares sold	3,963,544	7,959,081	526,265

Prepaid expenses	9,351	30,177	—
TOTAL ASSETS	1,104,381,053	4,774,706,692	351,957,282

LIABILITIES:

Payable for securities purchased	3,230,176	3,543,359	412,232

Payable for capital shares redeemed	5,105,268	13,767,530	917,549

Deferred foreign capital gains tax liability (Note 2-E)	1,282,636	11,551,570	—

Due to Advisor (Note 5)	641,437	2,737,298	200,796

Administration and accounting fees payable (Note 5)	49,701	216,884	15,940

Administration and shareholder servicing fees payable (Note 5)	136,677	569,875	42,785

Custodian fees payable	72,218	366,900	25,377

Intermediary service fees payable (Note 5)	180,291	654,418	70,215

Professional fees payable	23,747	51,186	17,969

Transfer agent fees payable	12,319	19,256	3,392

Accrued other expenses payable	163,051	361,191	90,287
TOTAL LIABILITIES	10,897,521	33,839,467	1,796,542

NET ASSETS	$1,093,483,532	$4,740,867,225	$350,160,740

NET ASSETS:

Investor Class	$541,744,007	$1,586,459,816	$218,765,937

Institutional Class	551,739,525	3,154,407,409	131,394,803
TOTAL	$1,093,483,532	$4,740,867,225	$350,160,740

See accompanying notes to financial statements.

102	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	33,707,439	83,759,913	12,340,319

Institutional Class	34,401,414	166,591,043	7,413,493
TOTAL	68,108,853	250,350,956	19,753,812

NET ASSET VALUE:
Investor Class, offering price and redemption price	$16.07	$18.94	$17.73
Institutional Class, offering price and redemption price	$16.04	$18.94	$17.72

NET ASSETS CONSISTS OF:

Capital paid-in	$894,421,335	$3,788,363,647	$313,046,836

Total distributable earnings/(accumulated loss)	199,062,197	952,503,578	37,113,904
NET ASSETS	$1,093,483,532	$4,740,867,225	$350,160,740

(A) Investments at cost:

Unaffiliated Issuers	$890,828,038	$3,295,621,650	$310,542,249

Affiliated Issuers	—	233,743,928	—

(B) Foreign Currency at Cost	$454,167	$3,904,316	$2,290,072

See accompanying notes to financial statements.

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Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund

ASSETS:

Investments at value (A) (Note 2-A and 7):

Unaffiliated issuers	$111,388,137	$40,641,884

Cash	1,422,009	145,162

Cash pledged collateral for over-the-counter derivatives	550,000	—

Segregated foreign currency at value	9,824	3,587

Foreign currency at value (B)	315	4,602

Dividends, interest and other receivable	1,859,550	701,586

Receivable for securities sold	2,747,072	—

Receivable for capital shares sold	381,667	34,297

Unrealized appreciation on forward foreign currency exchange contracts	287,021	—

Unrealized appreciation on interest rate swaps	81,339	—

Prepaid expenses	18,200	10,353
TOTAL ASSETS	118,745,134	41,541,471

LIABILITIES:

Payable for securities purchased	3,562,730	—

Payable for capital shares redeemed	226,900	46,632

Unrealized depreciation on forward foreign currency exchange contracts	901,280	—

Deferred foreign capital gains tax liability (Note 2-E)	41,069	—

Due to Advisor (Note 5)	62,761	9,884

Administration and accounting fees payable (Note 5)	5,135	3,355

Administration and shareholder servicing fees payable (Note 5)	14,152	5,084

Custodian fees payable	8,819	6,116

Intermediary service fees payable (Note 5)	25,499	15,145

Professional fees payable	16,160	13,424

Transfer agent fees payable	1,616	524

Accrued other expenses payable	18,873	13,556
TOTAL LIABILITIES	4,884,994	113,720

NET ASSETS	$113,860,140	$41,427,751

NET ASSETS:

Investor Class	$28,165,884	$7,966,102

Institutional Class	85,694,256	33,461,649
TOTAL	$113,860,140	$41,427,751

See accompanying notes to financial statements.

104	MATTHEWS ASIA FUNDS

Statements of Assets and Liabilities (continued)	December 31, 2021

	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund
SHARES OUTSTANDING:

(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)

Investor Class	2,726,981	869,604

Institutional Class	8,297,876	3,655,450
TOTAL	11,024,857	4,525,054

NET ASSET VALUE:
Investor Class, offering price and redemption price	$10.33	$9.16
Institutional Class, offering price and redemption price	$10.33	$9.15

NET ASSETS CONSISTS OF:

Capital paid-in	$122,256,469	$54,127,016

Total distributable earnings/(accumulated loss)	(8,396,329)	(12,699,265)
NET ASSETS	$113,860,140	$41,427,751

(A) Investments at cost:

Unaffiliated Issuers	$119,635,667	$45,130,363

(B) Foreign Currency at Cost	$315	$4,536

See accompanying notes to financial statements.

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Statements of Operations	Year Ended December 31, 2021

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Small Companies Fund	Matthews Asia Growth Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$1,338,768	$3,161,397	$11,452,056

Foreign withholding tax	(113,765)	(404,817)	(1,577,411)
TOTAL INVESTMENT INCOME	1,225,003	2,756,580	9,874,645

EXPENSES:

Investment advisory fees (Note 5)	361,459	3,381,078	14,574,587

Administration and accounting fees (Note 5)	4,369	26,972	176,165

Administration and shareholder servicing fees (Note 5)	74,115	460,082	2,986,420

Accounting out-of-pocket fees	31,345	48,363	42,346

Custodian fees	73,193	282,915	567,530

Printing fees	23,709	54,485	145,276

Intermediary service fees (Note 5)	67,511	443,770	2,508,884

Professional fees	32,087	71,241	84,095

Registration fees	31,161	41,666	106,811

Transfer agent fees	4,136	24,515	49,410

Trustees fees	2,161	12,607	93,713

Other expenses	67,305	26,657	50,655
TOTAL EXPENSES	772,551	4,874,351	21,385,892

Advisory fees waived and expenses waived or reimbursed (Note 5)	(248,206)	(638,812)	—
NET EXPENSES	524,345	4,235,539	21,385,892

NET INVESTMENT INCOME (LOSS)	700,658	(1,478,959)	(11,511,247)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	2,434,368	48,699,091	88,282,958

Net realized foreign capital gains tax	(83,087)	(1,799,652)	(1,830,263)

Net realized gain (loss) on foreign currency related transactions	(8,541)	(160,152)	(950,147)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(3,861,409)	20,609,340	(413,006,567)

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	11,495	(2,166,702)	(5,345,430)

Net change in unrealized appreciation/depreciation on foreign currency related translations	348	(96,098)	(17,917)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(1,506,826)	65,085,827	(332,867,366)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($806,168)	$63,606,868	($344,378,613)

See accompanying notes to financial statements.

106	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2021

	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Asia Innovators Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$123,682,303	$1,292,100	$11,462,462

Foreign withholding tax	(14,451,578)	(173,467)	(1,690,826)
TOTAL INVESTMENT INCOME	109,230,725	1,118,633	9,771,636

EXPENSES:

Investment advisory fees (Note 5)	60,190,397	769,495	12,870,436

Administration and accounting fees (Note 5)	727,522	9,299	155,575

Administration and shareholder servicing fees (Note 5)	12,334,733	158,093	2,635,532

Accounting out-of-pocket fees	63,597	34,500	34,738

Custodian fees	2,386,399	77,469	638,173

Printing fees	413,439	22,657	126,199

Intermediary service fees (Note 5)	9,780,725	131,433	2,296,715

Professional fees	213,797	36,161	71,971

Registration fees	126,608	38,494	130,644

Transfer agent fees	110,578	2,923	45,804

Trustees fees	389,514	4,485	82,094

Other expenses	268,643	18,147	40,890
TOTAL EXPENSES	87,005,952	1,303,156	19,128,771

Advisory fees waived and expenses waived or reimbursed/repaid (Note 5)	(1,081,522)	182,967	—

Administration fees waived (Note 5)	(1,081,522)	—	—
NET EXPENSES	84,842,908	1,486,123	19,128,771

NET INVESTMENT INCOME (LOSS)	24,387,817	(367,490)	(9,357,135)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	1,516,339,303	16,805,244	303,176,804

Net realized gain (loss) on investments—Affiliated Issuers	—	—	(119,348)

Net realized foreign capital gains tax	(27,951,367)	(213,887)	(7,305,653)

Net realized gain (loss) on foreign currency related transactions	12,533	(92,851)	(1,688,536)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(1,906,567,781)	(5,060,055)	(577,086,565)

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	—	—	(3,379,210)

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	(11,587,560)	(654,383)	2,164,474

Net change in unrealized appreciation/depreciation on foreign currency related translations	(420,546)	(1,881)	(389,996)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(430,175,418)	10,782,187	(284,628,030)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($405,787,601)	$10,414,697	($293,985,165)

See accompanying notes to financial statements.

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Statements of Operations (continued)	Year Ended December 31, 2021

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$21,548,213	$8,721,723	$6,957,604

Interest	—	—	865

Foreign withholding tax	(1,264,198)	(201,504)	(1,431,202)
TOTAL INVESTMENT INCOME	20,284,015	8,520,219	5,527,267

EXPENSES:

Investment advisory fees (Note 5)	10,899,770	4,582,746	5,039,854

Administration and accounting fees (Note 5)	131,749	36,662	60,909

Administration and shareholder servicing fees (Note 5)	2,232,963	621,613	1,034,427

Accounting out-of-pocket fees	35,102	38,898	39,096

Custodian fees	347,322	173,248	234,830

Printing fees	131,810	72,111	116,173

Intermediary service fees (Note 5)	2,313,974	819,678	1,379,914

Professional fees	59,556	40,798	104,453

Registration fees	76,437	85,533	50,543

Transfer agent fees	94,053	28,671	78,177

Trustees fees	70,054	19,001	31,883

Other expenses	46,234	15,338	28,749
TOTAL EXPENSES	16,439,024	6,534,297	8,199,008

Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(309,590)	—
NET EXPENSES	16,439,024	6,224,707	8,199,008

NET INVESTMENT INCOME (LOSS)	3,844,991	2,295,512	(2,671,741)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	204,854,687	62,837,866	118,540,942

Net realized foreign capital gains tax	—	—	(6,785,958)

Net realized gain (loss) on foreign currency related transactions	(286,591)	(224,125)	(124,591)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(415,656,019)	(90,880,835)	22,248,843

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	—	—	(7,346,295)

Net change in unrealized appreciation/depreciation on foreign currency related translations	5,007	(6,388)	(52,733)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(211,082,916)	(28,273,482)	126,480,208

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($207,237,925)	($25,977,970)	$123,808,467

See accompanying notes to financial statements.

108	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2021

	Matthews Japan Fund	Matthews Korea Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$23,260,332	$3,267,147

Foreign withholding tax	(3,342,043)	(537,863)
TOTAL INVESTMENT INCOME	19,918,289	2,729,284

EXPENSES:

Investment advisory fees (Note 5)	11,075,937	982,428

Administration and accounting fees (Note 5)	133,866	11,874

Administration and shareholder servicing fees (Note 5)	2,271,675	201,350

Accounting out-of-pocket fees	37,531	28,873

Custodian fees	130,676	31,194

Printing fees	141,960	24,690

Intermediary service fees (Note 5)	1,126,702	265,596

Professional fees	53,624	31,822

Registration fees	55,287	38,430

Transfer agent fees	140,259	24,946

Trustees fees	72,142	6,396

Other expenses	50,645	4,838
TOTAL EXPENSES	15,290,304	1,652,437

NET INVESTMENT INCOME (LOSS)	4,627,985	1,076,847

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:

Net realized gain (loss) on investments—Unaffiliated Issuers	208,250,163	24,714,320

Net realized gain (loss) on foreign currency related transactions	(172,505)	(61,224)

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(244,844,816)	(25,466,697)

Net change in unrealized appreciation/depreciation on foreign currency related translations	(57,612)	(15,250)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(36,824,770)	(828,851)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($32,196,785)	$247,996

See accompanying notes to financial statements.

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Statements of Operations (continued)	Year Ended December 31, 2021

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews China Dividend Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$31,598,182	$98,673,176	$13,978,555

Dividends—Affiliated Issuers (Note 7)	—	12,806,270	—

Net interest income inclusive of bond premium amortization	(775,660)	—	—

Foreign withholding tax	(3,033,297)	(11,692,144)	(462,435)
TOTAL INVESTMENT INCOME	27,789,225	99,857,302	13,516,120

EXPENSES:

Investment advisory fees (Note 5)	9,137,567	36,142,480	2,689,813

Administration and accounting fees (Note 5)	110,452	436,839	32,512

Administration and shareholder servicing fees (Note 5)	1,871,310	7,409,820	551,273

Accounting out-of-pocket fees	33,041	51,153	34,417

Custodian fees	327,871	1,429,013	123,581

Printing fees	167,083	354,801	71,354

Intermediary service fees (Note 5)	1,872,963	5,887,945	675,472

Professional fees	65,309	140,689	38,788

Registration fees	86,595	93,349	78,437

Transfer agent fees	54,576	85,811	15,021

Trustees fees	61,405	233,978	17,316

Other expenses	39,715	108,139	9,744
TOTAL EXPENSES	13,827,887	52,374,017	4,337,728

Advisory fees waived and expenses waived or reimbursed (Note 5)	—	(253,134)	—

Administration fees waived (Note 5)	—	(253,134)	—
NET EXPENSES	13,827,887	51,867,749	4,337,728

NET INVESTMENT INCOME (LOSS)	13,961,338	47,989,553	9,178,392

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	180,842,011	590,886,718	38,417,804

Net realized gain (loss) on investments—Affiliated Issuers	—	(1,662,084)	—

Net realized foreign capital gains tax	(256,743)	—	—

Net realized gain (loss) on foreign currency related transactions	(315,573)	827,449	86,332

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(193,116,582)	(891,078,704)	(49,774,713)

Net change in unrealized appreciation/depreciation on investments—Affiliated Issuers	—	114,676,738	—

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	551,992	(11,499,323)	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	51,187	(2,078,891)	(76,832)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and foreign capital gains taxes	(12,243,708)	(199,928,097)	(11,347,409)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,717,630	($151,938,544)	($2,169,017)

See accompanying notes to financial statements.

110	MATTHEWS ASIA FUNDS

Statements of Operations (continued)	Year Ended December 31, 2021

	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund

INVESTMENT INCOME:

Dividends—Unaffiliated Issuers	$3,728	$398

Interest	6,390,172	4,508,749

Foreign withholding tax	(76,622)	—
TOTAL INVESTMENT INCOME	6,317,278	4,509,147

EXPENSES:

Investment advisory fees (Note 5)	720,430	481,257

Administration and accounting fees (Note 5)	10,479	7,000

Administration and shareholder servicing fees (Note 5)	177,702	118,523

Accounting out-of-pocket fees	33,493	22,232

Custodian fees	31,026	18,434

Printing fees	25,570	21,773

Intermediary service fees (Note 5)	161,196	82,286

Professional fees	25,100	20,450

Registration fees	40,425	40,260

Transfer agent fees	6,629	2,241

Trustees fees	5,543	3,976

Other expenses	3,233	5,874
TOTAL EXPENSES	1,240,826	824,306

Advisory fees waived and expenses waived or reimbursed (Note 5)	(6,972)	(22,473)
NET EXPENSES	1,233,854	801,833

NET INVESTMENT INCOME (LOSS)	5,083,424	3,707,314

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY RELATED TRANSACTIONS, SWAPS, AND FOREIGN CAPITAL GAINS TAXES:

Net realized gain (loss) on investments—Unaffiliated Issuers	3,628,241	(5,615,981)

Net realized gain (loss) on forward foreign currency exchange contracts	750,082	—

Net realized gain (loss) on swaps	440,332	—

Net realized gain (loss) on foreign currency related transactions	9,580	3

Net change in unrealized appreciation/depreciation on investments—Unaffiliated Issuers	(12,313,267)	(5,166,505)

Net change in unrealized appreciation/depreciation forward foreign currency exchange contracts	(2,324,500)	—

Net change in unrealized appreciation/depreciation on swaps	(623,558)	—

Net change in deferred foreign capital gains taxes on unrealized appreciation/depreciation	34,300	—

Net change in unrealized appreciation/depreciation on foreign currency related translations	17,527	125
Net realized and unrealized gain (loss) on investments, forward foreign currency exchange contracts, foreign currency related transactions, swaps, and foreign capital gains taxes	(10,381,263)	(10,782,358)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	($5,297,839)	($7,075,044)

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

MATTHEWS EMERGING MARKETS EQUITY FUND	Year Ended December 31, 2021	For the Period Ended December 31, 2020[1]

OPERATIONS:

Net investment income (loss)	$700,658	$59,017

Net realized gain (loss) on investments and foreign currency related transactions	2,342,740	1,612,347

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(3,861,061)	6,973,362

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	11,495	(68,673)
Net increase (decrease) in net assets resulting from operations	(806,168)	8,576,053

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(1,083,017)	(142,733)

Institutional Class	(3,260,692)	(739,402)
Net decrease in net assets resulting from distributions	(4,343,709)	(882,135)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	9,914,929	37,098,179
Total increase (decrease) in net assets	4,765,052	44,792,097
NET ASSETS:

Beginning of period	44,792,097	—
End of period	$49,557,149	$44,792,097

1 The Fund commenced operations on April 30, 2020.

MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	($1,478,959)	($28,959)

Net realized gain (loss) on investments and foreign currency related transactions	46,739,287	(3,922,376)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	20,513,242	66,285,013

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(2,166,702)	(85,816)
Net increase (decrease) in net assets resulting from operations	63,606,868	62,247,862

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(9,801,473)	(273,613)

Institutional Class	(12,694,236)	(457,565)
Net decrease in net assets resulting from distributions	(22,495,709)	(731,178)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	149,755,453	(35,608,664)
Total increase (decrease) in net assets	190,866,612	25,908,020
NET ASSETS:

Beginning of year	207,142,276	181,234,256
End of year	$398,008,888	$207,142,276

See accompanying notes to financial statements.

112	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA GROWTH FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	($11,511,247)	($3,766,582)

Net realized gain (loss) on investments and foreign currency related transactions	85,502,548	119,869,576

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(413,024,484)	490,612,523

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(5,345,430)	(828,093)
Net increase (decrease) in net assets resulting from operations	(344,378,613)	605,887,424

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(28,626,230)	(32,572,017)
Institutional Class	(61,109,835)	(52,522,805)
Net decrease in net assets resulting from distributions	(89,736,065)	(85,094,822)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	135,096,963	329,660,660
Total increase (decrease) in net assets	(299,017,715)	850,453,262
NET ASSETS:

Beginning of year	2,053,787,651	1,203,334,389
End of year	$1,754,769,936	$2,053,787,651

MATTHEWS PACIFIC TIGER FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$24,387,817	$31,726,525

Net realized gain (loss) on investments and foreign currency related transactions	1,488,400,469	810,070,173

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(1,906,988,327)	930,414,892

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(11,587,560)	3,154,260
Net increase (decrease) in net assets resulting from operations	(405,787,601)	1,775,365,850

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(343,295,997)	(141,488,071)

Institutional Class	(1,049,525,838)	(348,163,643)
Net decrease in net assets resulting from distributions	(1,392,821,835)	(489,651,714)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	232,424,290	(1,252,923,288)
Total increase (decrease) in net assets	(1,566,185,146)	32,790,848
NET ASSETS:

Beginning of year	8,758,649,538	8,725,858,690
End of year	$7,192,464,392	$8,758,649,538

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA ESG FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	($367,490)	$14,477

Net realized gain (loss) on investments and foreign currency related transactions	16,498,506	3,627,382

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(5,061,936)	21,303,112

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(654,383)	(371,525)
Net increase (decrease) in net assets resulting from operations	10,414,697	24,573,446

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(3,181,901)	(1,972,642)

Institutional Class	(7,036,599)	(2,742,259)
Net decrease in net assets resulting from distributions	(10,218,500)	(4,714,901)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	38,630,119	12,869,463
Total increase (decrease) in net assets	38,826,316	32,728,008
NET ASSETS:

Beginning of year	88,026,840	55,298,832
End of year	$126,853,156	$88,026,840

MATTHEWS ASIA INNOVATORS FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	($9,357,135)	($4,066,121)

Net realized gain (loss) on investments and foreign currency related transactions	294,063,267	126,859,455

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(580,855,771)	522,631,206

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	2,164,474	(5,114,598)
Net increase (decrease) in net assets resulting from operations	(293,985,165)	640,309,942

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(88,802,778)	(10,021,958)

Institutional Class	(187,598,026)	(17,156,013)
Net decrease in net assets resulting from distributions	(276,400,804)	(27,177,971)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	240,697,526	807,775,835
Total increase (decrease) in net assets	(329,688,443)	1,420,907,806
NET ASSETS:

Beginning of year	1,725,456,985	304,549,179
End of year	$1,395,768,542	$1,725,456,985

See accompanying notes to financial statements.

114	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS CHINA FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$3,844,991	$3,034,601

Net realized gain (loss) on investments and foreign currency related transactions	204,568,096	92,596,932

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(415,651,012)	327,402,752
Net increase (decrease) in net assets resulting from operations	(207,237,925)	423,034,285

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(99,354,820)	(11,917,229)

Institutional Class	(84,823,673)	(7,418,452)
Net decrease in net assets resulting from distributions	(184,178,493)	(19,335,681)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	224,355,518	202,777,528
Total increase (decrease) in net assets	(167,060,900)	606,476,132
NET ASSETS:

Beginning of year	1,508,871,157	902,395,025
End of year	$1,341,810,257	$1,508,871,157

MATTHEWS CHINA SMALL COMPANIES FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$2,295,512	($40,100)

Net realized gain (loss) on investments and foreign currency related transactions	62,613,741	81,135,304

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(90,887,223)	77,868,228
Net increase (decrease) in net assets resulting from operations	(25,977,970)	158,963,432

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(33,393,779)	(41,538,891)

Institutional Class	(24,008,699)	(14,619,496)
Net decrease in net assets resulting from distributions	(57,402,478)	(56,158,387)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	80,779,555	185,155,881
Total increase (decrease) in net assets	(2,600,893)	287,960,926
NET ASSETS:

Beginning of year	383,769,219	95,808,293
End of year	$381,168,326	$383,769,219

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS INDIA FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	($2,671,741)	$539,640

Net realized gain (loss) on investments and foreign currency related transactions	111,630,393	(29,985,170)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	22,196,110	78,917,359

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(7,346,295)	(8,262,561)
Net increase (decrease) in net assets resulting from operations	123,808,467	41,209,268

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(58,881,696)	(18,432,815)

Institutional Class	(11,871,666)	(2,686,572)
Net decrease in net assets resulting from distributions	(70,753,362)	(21,119,387)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	2,759,175	(276,535,505)

Total increase (decrease) in net assets	55,814,280	(256,445,624)
NET ASSETS:

Beginning of year	707,961,280	964,406,904
End of year	$763,775,560	$707,961,280

MATTHEWS JAPAN FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$4,627,985	$4,835,226

Net realized gain (loss) on investments and foreign currency related transactions	208,077,658	224,950,710

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(244,902,428)	85,961,141
Net increase (decrease) in net assets resulting from operations	(32,196,785)	315,747,077

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(42,947,580)	(104,936,797)

Institutional Class	(137,877,438)	(51,294,781)
Net decrease in net assets resulting from distributions	(180,825,018)	(156,231,578)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	106,353,598	(815,396,878)
Total increase (decrease) in net assets	(106,668,205)	(655,881,379)
NET ASSETS:

Beginning of year	1,650,787,811	2,306,669,190
End of year	$1,544,119,606	$1,650,787,811

See accompanying notes to financial statements.

116	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS KOREA FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$1,076,847	$565,758

Net realized gain (loss) on investments and foreign currency related transactions	24,653,096	(2,851,201)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(25,481,947)	44,818,958
Net increase (decrease) in net assets resulting from operations	247,996	42,533,515

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(7,903,643)	(1,006,275)

Institutional Class	(965,714)	(97,392)
Net decrease in net assets resulting from distributions	(8,869,357)	(1,103,667)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(12,563,088)	(24,121,054)
Total increase (decrease) in net assets	(21,184,449)	17,308,794
NET ASSETS:

Beginning of year	154,122,737	136,813,943
End of year	$132,938,288	$154,122,737

MATTHEWS ASIAN GROWTH AND INCOME FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$13,961,338	$19,405,694

Net realized gain (loss) on investments and foreign currency related transactions	180,269,695	(22,733,461)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(193,065,395)	194,367,480

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	551,992	(1,175,119)
Net increase (decrease) in net assets resulting from operations	1,717,630	189,864,594

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(63,324,581)	(6,537,575)

Institutional Class	(67,936,667)	(8,649,109)
Net decrease in net assets resulting from distributions	(131,261,248)	(15,186,684)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(272,727,754)	(146,689,345)
Total increase (decrease) in net assets	(402,271,372)	27,988,565
NET ASSETS:

Beginning of year	1,495,754,904	1,467,766,339
End of year	$1,093,483,532	$1,495,754,904

See accompanying notes to financial statements.

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Statements of Changes in Net Assets (continued)

MATTHEWS ASIA DIVIDEND FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$47,989,553	$38,489,950

Net realized gain (loss) on investments and foreign currency related transactions	590,052,083	121,303,056

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(778,480,857)	873,786,516

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	(11,499,323)	(52,247)
Net increase (decrease) in net assets resulting from operations	(151,938,544)	1,033,527,275

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(236,307,308)	(23,374,306)

Institutional Class	(467,698,670)	(30,156,523)
Net decrease in net assets resulting from distributions	(704,005,978)	(53,530,829)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	395,875,826	(1,149,516,399)
Total increase (decrease) in net assets	(460,068,696)	(169,519,953)
NET ASSETS:

Beginning of year	5,200,935,921	5,370,455,874
End of year	$4,740,867,225	$5,200,935,921

MATTHEWS CHINA DIVIDEND FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$9,178,392	$6,140,834

Net realized gain (loss) on investments and foreign currency related transactions	38,504,136	4,886,638

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(49,851,545)	58,961,611

Net increase (decrease) in net assets resulting from operations	(2,169,017)	69,989,083

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(21,726,106)	(5,445,025)

Institutional Class	(13,662,250)	(2,410,206)
Net decrease in net assets resulting from distributions	(35,388,356)	(7,855,231)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	3,075,154	(58,231,512)
Total increase (decrease) in net assets	(34,482,219)	3,902,340
NET ASSETS:

Beginning of year	384,642,959	380,740,619
End of year	$350,160,740	$384,642,959

See accompanying notes to financial statements.

118	MATTHEWS ASIA FUNDS

Statements of Changes in Net Assets (continued)

MATTHEWS ASIA TOTAL RETURN BOND FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$5,083,424	$4,850,426

Net realized gain (loss) on investments and foreign currency related transactions	4,828,235	(2,439,443)

Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, and foreign currency related translations	(14,620,240)	2,158,772

Net change on foreign capital gains taxes on unrealized appreciation/depreciation	34,300	(13,642)

Net change in unrealized appreciation/depreciation on swaps	(623,558)	537,033
Net increase (decrease) in net assets resulting from operations	(5,297,839)	5,093,146

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(1,530,622)	(1,534,269)

Institutional Class	(4,316,780)	(3,044,458)
Net decrease in net assets resulting from distributions	(5,847,402)	(4,578,727)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	10,157,141	(2,379,843)
Total increase (decrease) in net assets	(988,100)	(1,865,424)
NET ASSETS:

Beginning of year	114,848,240	116,713,664
End of year	$113,860,140	$114,848,240

MATTHEWS ASIA CREDIT OPPORTUNITIES FUND	Year Ended December 31, 2021	Year Ended December 31, 2020

OPERATIONS:

Net investment income (loss)	$3,707,314	$4,429,584

Net realized gain (loss) on investments and foreign currency related transactions	(5,615,978)	(2,419,656)

Net change in unrealized appreciation/depreciation on investments and foreign currency related translations	(5,166,380)	(865,752)
Net increase (decrease) in net assets resulting from operations	(7,075,044)	1,144,176

DISTRIBUTIONS TO SHAREHOLDERS:

Investor Class	(421,926)	(461,510)

Institutional Class	(3,602,496)	(4,015,909)
Net decrease in net assets resulting from distributions	(4,024,422)	(4,477,419)
CAPITAL SHARE TRANSACTIONS (net) (Note 4)	(38,580,219)	2,005,951
Total increase (decrease) in net assets	(49,679,685)	(1,327,292)
NET ASSETS:

Beginning of year	91,107,436	92,434,728
End of year	$41,427,751	$91,107,436

See accompanying notes to financial statements.

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Financial Highlights

Matthews Emerging Markets Equity Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31, 2021	Period Ended Dec. 31, 2020[1]
Net Asset Value, beginning of period	$15.76	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.19	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.31)	6.08
Total from investment operations	(0.12)	6.12
LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	—
Net realized gains on investments	(1.12)	(0.36)
Total distributions	(1.30)	(0.36)
Net Asset Value, end of period	$14.34	$15.76
TOTAL RETURN	(0.60% )	61.23%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$13,317	$9,851
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.52%	2.76%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.13%	1.08%	[4]
Ratio of net investment income (loss) to average net assets	1.15%	0.45%	[4]
Portfolio turnover[5]	88.45%	62.30%	[3]

INSTITUTIONAL CLASS	Year Ended Dec. 31, 2021	Period Ended Dec. 31, 2020[1]
Net Asset Value, beginning of period	$15.77	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.22	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.31)	6.11
Total from investment operations	(0.09)	6.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.02)
Net realized gains on investments	(1.12)	(0.36)
Total distributions	(1.34)	(0.38)
Net Asset Value, end of period	$14.34	$15.77
TOTAL RETURN	(0.43% )	61.55%	[3]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$36,240	$34,941
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.38%	2.65%	[4]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	[4]
Ratio of net investment income (loss) to average net assets	1.33%	0.44%	[4]
Portfolio turnover[5]	88.45%	62.30%	[3]

1	The Fund commenced operations on April 30, 2020.
2	Calculated using the average daily shares method.
3	Not annualized.
4	Annualized.
5	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

120	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Emerging Markets Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$25.93	$18.10	$15.50	$22.89	$19.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.17)	(0.02)	0.12	0.12	0.02
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	5.90	7.92	2.57	(4.20)	5.68
Total from investment operations	5.73	7.90	2.69	(4.08)	5.70
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	(0.09)	(0.08)	(0.10)
Net realized gains on investments	(1.74)	(0.02)	—	(3.23)	(1.76)
Total distributions	(1.74)	(0.07)	(0.09)	(3.31)	(1.86)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	— [3]	— [3]
Net Asset Value, end of year	$29.92	$25.93	$18.10	$15.50	$22.89
TOTAL RETURN	22.14%	43.68%	17.38%	(18.05% )	30.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$176,723	$99,573	$96,229	$111,456	$208,339
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.51%	1.57%	1.60%	1.51%	1.49%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.36%	1.39%	1.45%	1.46%	1.46%
Ratio of net investment income (loss) to average net assets	(0.55% )	(0.11% )	0.72%	0.53%	0.09%
Portfolio turnover[4]	50.82%	111.87%	59.10%	69.79%	67.13%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$25.87	$18.06	$15.46	$22.86	$19.03
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.10)	0.01	0.15	0.16	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	5.88	7.91	2.58	(4.19)	5.67
Total from investment operations	5.78	7.92	2.73	(4.03)	5.74
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.09)	(0.13)	(0.14)	(0.15)
Net realized gains on investments	(1.74)	(0.02)	—	(3.23)	(1.76)
Total distributions	(1.78)	(0.11)	(0.13)	(3.37)	(1.91)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	— [3]	— [3]
Net Asset Value, end of year	$29.87	$25.87	$18.06	$15.46	$22.86
TOTAL RETURN	22.39%	43.90%	17.65%	(17.86% )	30.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$221,286	$107,569	$85,006	$74,935	$232,954
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.38%	1.47%	1.46%	1.37%	1.35%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.16%	1.20%	1.24%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.34% )	0.08%	0.85%	0.73%	0.34%
Portfolio turnover[4]	50.82%	111.87%	59.10%	69.79%	67.13%

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	Less than $0.01 per share.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

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Financial Highlights (continued)

Matthews Asia Growth Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$39.44	$28.10	$22.49	$27.25	$21.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.24)	(0.11)	(0.03)	— [2]	0.04
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(5.56)	13.16	5.91	(4.41)	8.14
Total from investment operations	(5.80)	13.05	5.88	(4.41)	8.18
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.15)	—	(0.03)	(0.16)
Net realized gains on investments	(1.65)	(1.56)	(0.27)	(0.32)	(1.82)
Total distributions	(1.65)	(1.71)	(0.27)	(0.35)	(1.98)
Net Asset Value, end of year	$31.99	$39.44	$28.10	$22.49	$27.25
TOTAL RETURN	(14.65% )	46.76%	26.18%	(16.25% )	39.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$568,001	$784,085	$504,538	$463,600	$554,309
Ratio of expenses to average net assets	1.07%	1.08%	1.09%	1.10%	1.12%
Ratio of net investment income (loss) to average net assets	(0.62% )	(0.35% )	(0.14% )	—% [3]	0.16%
Portfolio turnover[4]	42.37%	42.78%	38.05%	12.12%	23.19%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$39.82	$28.34	$22.65	$27.45	$21.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.19)	(0.07)	— [2]	0.05	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(5.63)	13.30	5.96	(4.45)	8.20
Total from investment operations	(5.82)	13.23	5.96	(4.40)	8.29
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	(0.19)	—	(0.08)	(0.21)
Net realized gains on investments	(1.65)	(1.56)	(0.27)	(0.32)	(1.82)
Total distributions	(1.67)	(1.75)	(0.27)	(0.40)	(2.03)
Net Asset Value, end of year	$32.33	$39.82	$28.34	$22.65	$27.45
TOTAL RETURN	(14.55% )	47.01%	26.34%	(16.10% )	39.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,186,769	$1,269,702	$698,797	$466,733	$296,253
Ratio of expenses to average net assets	0.92%	0.95%	0.94%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	(0.47% )	(0.23% )	—% [3]	0.17%	0.35%
Portfolio turnover[4]	42.37%	42.78%	38.05%	12.12%	23.19%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	Less than 0.01%.
4	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

122	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Pacific Tiger Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$34.94	$28.74	$26.86	$31.66	$22.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.10	0.19	0.24	0.17
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(1.60)	8.10	2.68	(3.75)	8.96
Total from investment operations	(1.54)	8.20	2.87	(3.51)	9.13
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.08)	(0.15)	(0.21)	(0.17)
Net realized gains on investments	(5.86)	(1.92)	(0.84)	(1.08)	(0.22)
Total distributions	(5.86)	(2.00)	(0.99)	(1.29)	(0.39)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	—	— [2]
Net Asset Value, end of year	$27.54	$34.94	$28.74	$26.86	$31.66
TOTAL RETURN	(4.41% )	28.83%	10.72%	(11.11% )	39.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,835,266	$2,585,654	$2,536,844	$2,618,155	$3,335,795
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.06%	1.08%	1.08%	1.07%	1.08%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.03%	1.06%	1.05%	1.04%	1.06%
Ratio of net investment income (loss) to average net assets	0.17%	0.35%	0.66%	0.79%	0.63%
Portfolio turnover[3]	46.64%	38.11%	17.08%	11.48%	9.18%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$34.90	$28.71	$26.83	$31.63	$22.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.11	0.13	0.23	0.28	0.22
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(1.60)	8.11	2.68	(3.74)	8.95
Total from investment operations	(1.49)	8.24	2.91	(3.46)	9.17
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.13)	(0.19)	(0.26)	(0.22)
Net realized gains on investments	(5.86)	(1.92)	(0.84)	(1.08)	(0.22)
Total distributions	(5.91)	(2.05)	(1.03)	(1.34)	(0.44)
Paid-in capital from redemption fees (Note 4)	—	—	— [2]	—	— [2]
Net Asset Value, end of year	$27.50	$34.90	$28.71	$26.83	$31.63
TOTAL RETURN	(4.29% )	28.98%	10.90%	(10.94% )	40.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$5,357,198	$6,172,995	$6,189,015	$5,689,079	$6,389,242
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.92%	0.94%	0.93%	0.90%	0.91%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.92%	0.91%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets	0.30%	0.46%	0.80%	0.95%	0.80%
Portfolio turnover[3]	46.64%	38.11%	17.08%	11.48%	9.18%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	123

Financial Highlights (continued)

Matthews Asia ESG Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$14.94	$11.08	$9.98	$11.56	$8.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.07)	(0.01)	0.04	0.03	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.85	4.72	1.21	(1.16)	2.97
Total from investment operations	1.78	4.71	1.25	(1.13)	3.02
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	(0.03)	(0.02)	(0.27)
Net realized gains on investments	(1.35)	(0.84)	(0.12)	(0.43)	(0.16)
Total distributions	(1.35)	(0.85)	(0.15)	(0.45)	(0.43)
Net Asset Value, end of year	$15.37	$14.94	$11.08	$9.98	$11.56
TOTAL RETURN	11.76%	42.87%	12.55%	(9.73% )	33.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$39,612	$37,385	$19,291	$9,283	$10,695
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.20%	1.42%	1.54%	2.20%	2.65%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.40%	1.38%	1.42%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.41% )	(0.08% )	0.41%	0.27%	0.45%
Portfolio turnover[2]	65.56%	84.60%	29.67%	22.93%	28.82%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$14.92	$11.06	$9.96	$11.50	$8.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.04)	0.01	0.06	0.06	0.08
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	1.85	4.72	1.21	(1.16)	2.95
Total from investment operations	1.81	4.73	1.27	(1.10)	3.03
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	(0.05)	(0.01)	(0.29)
Net realized gains on investments	(1.35)	(0.84)	(0.12)	(0.43)	(0.16)
Total distributions	(1.35)	(0.87)	(0.17)	(0.44)	(0.45)
Net Asset Value, end of year	$15.38	$14.92	$11.06	$9.96	$11.50
TOTAL RETURN	11.98%	43.13%	12.74%	(9.52% )	34.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$87,241	$50,642	$36,008	$23,249	$7,359
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.07%	1.29%	1.41%	2.01%	2.46%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.20%	1.24%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.25% )	0.09%	0.54%	0.55%	0.71%
Portfolio turnover[2]	65.56%	84.60%	29.67%	22.93%	28.82%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

124	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Innovators Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$26.70	$14.55	$11.26	$14.19	$10.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.16)	(0.11)	(0.01)	(0.01)	(0.02)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(3.34)	12.71	3.34	(2.62)	5.31
Total from investment operations	(3.50)	12.60	3.33	(2.63)	5.29
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	(0.04)	(0.24)
Net realized gains on investments	(4.34)	(0.45)	(0.04)	(0.26)	(0.96)
Total distributions	(4.34)	(0.45)	(0.04)	(0.30)	(1.20)
Net Asset Value, end of year	$18.86	$26.70	$14.55	$11.26	$14.19
TOTAL RETURN	(13.10% )	86.72%	29.60%	(18.62% )	52.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$465,207	$631,101	$177,639	$152,449	$175,331
Ratio of expenses to average net assets	1.09%	1.10%	1.19%	1.19%	1.24%
Ratio of net investment income (loss) to average net assets	(0.59% )	(0.60% )	(0.04% )	(0.07% )	(0.18% )
Portfolio turnover[2]	220.45%	119.81%	80.10%	85.73%	66.51%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$26.91	$14.64	$11.32	$14.26	$10.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.11)	(0.09)	0.01	0.01	0.01
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(3.38)	12.81	3.35	(2.62)	5.33
Total from investment operations	(3.49)	12.72	3.36	(2.61)	5.34
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	(0.07)	(0.26)
Net realized gains on investments	(4.34)	(0.45)	(0.04)	(0.26)	(0.96)
Total distributions	(4.34)	(0.45)	(0.04)	(0.33)	(1.22)
Net Asset Value, end of year	$19.08	$26.91	$14.64	$11.32	$14.26
TOTAL RETURN	(12.97% )	87.01%	29.71%	(18.40% )	53.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$930,562	$1,094,356	$126,911	$91,769	$30,957
Ratio of expenses to average net assets	0.93%	0.95%	1.05%	1.02%	1.05%
Ratio of net investment income (loss) to average net assets	(0.43% )	(0.44% )	0.10%	0.07%	0.06%
Portfolio turnover[2]	220.45%	119.81%	80.10%	85.73%	66.51%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	125

Financial Highlights (continued)

Matthews China Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$27.00	$19.12	$14.37	$22.20	$15.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.03	0.05	0.16	0.21	0.16
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(3.25)	8.17	4.80	(4.84)	8.86
Total from investment operations	(3.22)	8.22	4.96	(4.63)	9.02
LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.06)	(0.21)	(0.29)	(0.37)
Net realized gains on investments	(3.15)	(0.28)	—	(2.91)	(1.92)
Total distributions	(3.20)	(0.34)	(0.21)	(3.20)	(2.29)
Net Asset Value, end of year	$20.58	$27.00	$19.12	$14.37	$22.20
TOTAL RETURN	(12.26% )	43.05%	34.56%	(21.42% )	59.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$710,844	$962,714	$718,633	$566,456	$843,508
Ratio of expenses to average net assets	1.06%	1.09%	1.09%	1.10%	1.09%
Ratio of net investment income (loss) to average net assets	0.13%	0.22%	0.96%	1.00%	0.78%
Portfolio turnover[2]	92.28%	52.64%	68.93%	96.98%	78.74%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$26.94	$19.08	$14.33	$22.17	$15.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.10	0.09	0.20	0.33	0.21
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(3.26)	8.15	4.80	(4.93)	8.84
Total from investment operations	(3.16)	8.24	5.00	(4.60)	9.05
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.10)	(0.25)	(0.33)	(0.40)
Net realized gains on investments	(3.15)	(0.28)	—	(2.91)	(1.92)
Total distributions	(3.25)	(0.38)	(0.25)	(3.24)	(2.32)
Net Asset Value, end of year	$20.53	$26.94	$19.08	$14.33	$22.17
TOTAL RETURN	(12.07% )	43.23%	34.90%	(21.32% )	59.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$630,966	$546,157	$183,762	$46,657	$61,975
Ratio of expenses to average net assets	0.91%	0.93%	0.91%	0.91%	0.93%
Ratio of net investment income (loss) to average net assets	0.38%	0.40%	1.17%	1.53%	0.99%
Portfolio turnover[2]	92.28%	52.64%	68.93%	96.98%	78.74%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

126	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Small Companies Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$19.86	$12.84	$9.58	$11.89	$8.21
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	(0.03)	0.14	0.09	0.07
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.80)	10.42	3.24	(2.23)	4.27
Total from investment operations	(0.71)	10.39	3.38	(2.14)	4.34
LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.13)	(0.13)	(0.05)	(0.11)
Net realized gains on investments	(2.59)	(3.24)	—	(0.16)	(0.56)
Total distributions	(2.71)	(3.37)	(0.13)	(0.21)	(0.67)
Paid-in capital from redemption fees (Note 4)	—	—	0.01 [2]	0.04	0.01
Net Asset Value, end of year	$16.44	$19.86	$12.84	$9.58	$11.89
TOTAL RETURN	(3.59% )	82.52%	35.41%	(17.68% )	53.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$218,398	$285,717	$63,432	$41,740	$35,209
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.48%	1.52%	1.62%	1.97%	2.34%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.43%	1.43%	1.42%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.44%	(0.14% )	1.25%	0.78%	0.66%
Portfolio turnover[3]	119.65%	152.86%	68.17%	76.67%	67.22%

INSTITUTIONAL CLASS	Year Ended Dec. 31				Period Ended Dec. 31, 2017[4]
	2021	2020	2019	2018
Net Asset Value, beginning of period	$19.90	$12.86	$9.59	$11.87	$11.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.13	0.04	0.15	0.11	(0.01)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.80)	10.42	3.26	(2.21)	0.67
Total from investment operations	(0.67)	10.46	3.41	(2.10)	0.66
LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)	(0.18)	(0.15)	(0.05)	(0.13)
Net realized gains on investments	(2.59)	(3.24)	—	(0.16)	(0.56)
Total distributions	(2.76)	(3.42)	(0.15)	(0.21)	(0.69)
Paid-in capital from redemption fees (Note 4)	—	—	0.01 [2]	0.03	—
Net Asset Value, end of period	$16.47	$19.90	$12.86	$9.59	$11.87
TOTAL RETURN	(3.35% )	82.89%	35.68%	(17.48% )	6.19%	[5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$162,770	$98,052	$32,376	$20,740	$476
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.31%	1.37%	1.51%	1.79%	2.09%	[6]
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.20%	1.20%	1.24%	1.25%	1.25%	[6]
Ratio of net investment income (loss) to average net assets	0.63%	0.20%	1.34%	1.05%	(1.20%	)[6]
Portfolio turnover[3]	119.65%	152.86%	68.17%	76.67%	67.22%	[5]

1	Calculated using the average daily shares method.
2	The Fund charged redemption fees through October 31, 2019.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.
4	Commenced operations on November 30, 2017.
5	Not annualized.
6	Annualized.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	127

Financial Highlights (continued)

Matthews India Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$26.29	$23.27	$26.32	$34.31	$25.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.11)	0.01	(0.01)	(0.05)	(0.09)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	4.81	3.81	(0.24)	(3.60)	9.24
Total from investment operations	4.70	3.82	(0.25)	(3.65)	9.15
LESS DISTRIBUTIONS FROM:
Net realized gains on investments	(2.82)	(0.80)	(2.80)	(4.34)	(0.49)
Net Asset Value, end of year	$28.17	$26.29	$23.27	$26.32	$34.31
TOTAL RETURN	18.11%	16.51%	(0.88% )	(10.09% )	35.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$635,067	$617,908	$786,881	$1,077,990	$1,484,045
Ratio of expenses to average net assets	1.10%	1.15%	1.11%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	(0.38% )	0.05%	(0.03% )	(0.16% )	(0.30% )
Portfolio turnover[2]	42.50%	57.38%	24.00%	20.87%	16.81%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$26.65	$23.55	$26.56	$34.51	$25.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	(0.06)	0.05	0.02	0.01	(0.03)
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	4.87	3.85	(0.23)	(3.62)	9.29
Total from investment operations	4.81	3.90	(0.21)	(3.61)	9.26
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(0.03)
Net realized gains on investments	(2.82)	(0.80)	(2.80)	(4.34)	(0.49)
Total distributions	(2.82)	(0.80)	(2.80)	(4.34)	(0.52)
Net Asset Value, end of year	$28.64	$26.65	$23.55	$26.56	$34.51
TOTAL RETURN	18.28%	16.65%	(0.76% )	(9.92% )	36.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$128,708	$90,053	$177,526	$463,790	$788,388
Ratio of expenses to average net assets	0.96%	1.03%	0.94%	0.90%	0.89%
Ratio of net investment income (loss) to average net assets	(0.19% )	0.24%	0.09%	0.02%	(0.08% )
Portfolio turnover[2]	42.50%	57.38%	24.00%	20.87%	16.81%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

128	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Japan Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$25.27	$21.51	$18.53	$24.12	$18.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.09	0.07	0.11	0.09	0.09
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.52)	6.25	4.73	(4.91)	6.13
Total from investment operations	(0.43)	6.32	4.84	(4.82)	6.22
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.13)	(0.12)	(0.06)	(0.20)
Net realized gains on investments	(2.51)	(2.43)	(1.74)	(0.71)	(0.73)
Total distributions	(2.75)	(2.56)	(1.86)	(0.77)	(0.93)
Net Asset Value, end of year	$22.09	$25.27	$21.51	$18.53	$24.12
TOTAL RETURN	(1.92% )	29.82%	26.08%	(20.18% )	33.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$373,739	$1,101,820	$1,466,194	$1,704,102	$2,155,280
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.95%	0.95%	0.93%	0.91%	0.95%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.95%	0.95%	0.93%	0.91%	0.94%
Ratio of net investment income (loss) to average net assets	0.38%	0.31%	0.51%	0.40%	0.40%
Portfolio turnover[2]	70.30%	62.03%	25.42%	46.11%	44.34%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$25.32	$21.55	$18.57	$24.16	$18.86
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.05	0.05	0.11	0.11	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.46)	6.29	4.74	(4.91)	6.14
Total from investment operations	(0.41)	6.34	4.85	(4.80)	6.24
LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.14)	(0.13)	(0.08)	(0.21)
Net realized gains on investments	(2.51)	(2.43)	(1.74)	(0.71)	(0.73)
Total distributions	(2.78)	(2.57)	(1.87)	(0.79)	(0.94)
Net Asset Value, end of year	$22.13	$25.32	$21.55	$18.57	$24.16
TOTAL RETURN	(1.83% )	29.85%	26.10%	(20.08% )	33.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,170,380	$548,968	$840,476	$1,167,472	$1,957,214
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.89%	0.91%	0.88%	0.85%	0.87%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.89%	0.91%	0.88%	0.84%	0.86%
Ratio of net investment income (loss) to average net assets	0.22%	0.25%	0.53%	0.46%	0.46%
Portfolio turnover[2]	70.30%	62.03%	25.42%	46.11%	44.34%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	129

Financial Highlights (continued)

Matthews Korea Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$6.12	$4.38	$4.58	$6.91	$5.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.04	0.02	0.01	0.06	0.06
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.06)	1.76	0.16	(1.61)	2.22
Total from investment operations	(0.02)	1.78	0.17	(1.55)	2.28
LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)	(0.04)	—	(0.13)	(0.29)
Net realized gains on investments	(0.30)	—	(0.37)	(0.65)	(0.33)
Total distributions	(0.40)	(0.04)	(0.37)	(0.78)	(0.62)
Net Asset Value, end of year	$5.70	$6.12	$4.38	$4.58	$6.91
TOTAL RETURN	(0.33% )	40.77%	3.80%	(22.21% )	43.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$117,940	$141,931	$113,388	$127,080	$192,431
Ratio of expenses to average net assets	1.13%	1.19%	1.15%	1.14%	1.15%
Ratio of net investment income (loss) to average net assets	0.70%	0.50%	0.28%	1.01%	0.90%
Portfolio turnover[2]	40.18%	39.62%	36.63%	35.60%	25.37%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$6.17	$4.42	$4.61	$6.95	$5.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.01	0.01	0.04	0.10
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.07)	1.79	0.17	(1.60)	2.21
Total from investment operations	(0.01)	1.80	0.18	(1.56)	2.31
LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.05)	—	(0.13)	(0.30)
Net realized gains on investments	(0.30)	—	(0.37)	(0.65)	(0.33)
Total distributions	(0.41)	(0.05)	(0.37)	(0.78)	(0.63)
Net Asset Value, end of year	$5.75	$6.17	$4.42	$4.61	$6.95
TOTAL RETURN	(0.16% )	40.76%	4.01%	(22.15% )	44.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$14,998	$12,192	$23,426	$19,377	$32,587
Ratio of expenses to average net assets	0.98%	1.05%	1.05%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets	0.93%	0.28%	0.29%	0.67%	1.51%
Portfolio turnover[2]	40.18%	39.62%	36.63%	35.60%	25.37%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

130	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asian Growth And Income Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$18.05	$15.73	$13.92	$17.46	$14.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.17	0.21	0.25	0.32	0.33
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.17)	2.27	2.13	(2.20)	2.92
Total from investment operations	—	2.48	2.38	(1.88)	3.25
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.16)	(0.35)	(0.32)	(0.46)
Net realized gains on investments	(1.78)	— [2]	(0.22)	(1.34)	(0.27)
Total distributions	(1.98)	(0.16)	(0.57)	(1.66)	(0.73)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$16.07	$18.05	$15.73	$13.92	$17.46
TOTAL RETURN	0.04%	16.00%	17.26%	(10.96% )	21.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$541,744	$673,576	$723,815	$799,328	$1,535,746
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.07%	1.09%	1.08%	1.08%	1.07%
Ratio of net investment income (loss) to average net assets	0.91%	1.38%	1.67%	1.95%	1.95%
Portfolio turnover[3]	37.85%	36.27%	21.89%	32.24%	23.23%

	Year Ended Dec. 31
INSTITUTIONAL CLASS	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$18.02	$15.70	$13.89	$17.43	$14.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.20	0.23	0.27	0.35	0.36
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.17)	2.27	2.14	(2.20)	2.91
Total from investment operations	0.03	2.50	2.41	(1.85)	3.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.18)	(0.38)	(0.35)	(0.49)
Net realized gains on investments	(1.78)	— [2]	(0.22)	(1.34)	(0.27)
Total distributions	(2.01)	(0.18)	(0.60)	(1.69)	(0.76)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$16.04	$18.02	$15.70	$13.89	$17.43
TOTAL RETURN	0.18%	16.18%	17.46%	(10.84% )	22.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$551,740	$822,179	$743,951	$596,364	$1,310,168
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.94%	0.96%	0.94%	0.93%	0.93%
Ratio of net investment income (loss) to average net assets	1.10%	1.51%	1.80%	2.14%	2.16%
Portfolio turnover[3]	37.85%	36.27%	21.89%	32.24%	23.23%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	131

Financial Highlights (continued)

Matthews Asia Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$22.63	$17.47	$16.05	$19.74	$15.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.18	0.15	0.28	0.37	0.31
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.81)	5.23	1.50	(2.83)	5.02
Total from investment operations	(0.63)	5.38	1.78	(2.46)	5.33
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.22)	(0.36)	(0.31)	(0.69)
Net realized gains on investments	(2.87)	—	—	(0.92)	(0.42)
Total distributions	(3.06)	(0.22)	(0.36)	(1.23)	(1.11)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$18.94	$22.63	$17.47	$16.05	$19.74
TOTAL RETURN	(2.83% )	31.25%	11.17%	(12.72% )	34.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$1,586,460	$2,292,262	$2,312,560	$2,728,599	$3,713,276
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.03%	1.03%	1.03%	1.02%	1.03%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.02%	1.02%	1.02%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets	0.80%	0.85%	1.68%	1.97%	1.67%
Portfolio turnover[3]	47.41%	37.73%	30.32%	39.75%	28.11%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$22.62	$17.47	$16.04	$19.73	$15.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.21	0.16	0.30	0.39	0.33
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	(0.80)	5.22	1.50	(2.83)	5.01
Total from investment operations	(0.59)	5.38	1.80	(2.44)	5.34
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)	(0.23)	(0.37)	(0.33)	(0.71)
Net realized gains on investments	(2.87)	—	—	(0.92)	(0.42)
Total distributions	(3.09)	(0.23)	(0.37)	(1.25)	(1.13)
Paid-in capital from redemption fees (Note 4)	—	—	—	—	— [2]
Net Asset Value, end of year	$18.94	$22.62	$17.47	$16.04	$19.73
TOTAL RETURN	(2.67% )	31.29%	11.35%	(12.64% )	34.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$3,154,407	$2,908,674	$3,057,896	$3,039,226	$3,284,070
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.92%	0.93%	0.93%	0.91%	0.92%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.91%	0.93%	0.92%	0.90%	0.91%
Ratio of net investment income (loss) to average net assets	0.93%	0.91%	1.80%	2.09%	1.81%
Portfolio turnover[3]	47.41%	37.73%	30.32%	39.75%	28.11%

1	Calculated using the average daily shares method.
2	Less than $0.01 per share.
3	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

132	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews China Dividend Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$19.64	$16.20	$14.32	$17.61	$14.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.41	0.30	0.34	0.41	0.35
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.48)	3.54	1.80	(2.09)	4.85
Total from investment operations	(0.07)	3.84	2.14	(1.68)	5.20
LESS DISTRIBUTIONS FROM:
Net investment income	(0.49)	(0.40)	(0.26)	(0.40)	(0.49)
Net realized gains on investments	(1.35)	—	—	(1.21)	(1.19)
Total distributions	(1.84)	(0.40)	(0.26)	(1.61)	(1.68)
Net Asset Value, end of year	$17.73	$19.64	$16.20	$14.32	$17.61
TOTAL RETURN	(0.49% )	24.22%	15.00%	(9.98% )	37.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$218,766	$269,192	$258,111	$196,626	$260,593
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.12%	1.15%	1.15%	1.15%	1.19%
Ratio of net investment income (loss) to average net assets	2.05%	1.79%	2.14%	2.33%	2.12%
Portfolio turnover[2]	68.25%	81.79%	65.69%	66.47%	69.14%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$19.64	$16.20	$14.32	$17.61	$14.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.53	0.31	0.35	0.42	0.37
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	(0.58)	3.55	1.81	(2.07)	4.85
Total from investment operations	(0.05)	3.86	2.16	(1.65)	5.22
LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)	(0.42)	(0.28)	(0.43)	(0.51)
Net realized gains on investments	(1.35)	—	—	(1.21)	(1.19)
Total distributions	(1.87)	(0.42)	(0.28)	(1.64)	(1.70)
Net Asset Value, end of year	$17.72	$19.64	$16.20	$14.32	$17.61
TOTAL RETURN	(0.38% )	24.37%	15.16%	(9.83% )	37.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$131,395	$115,451	$122,630	$73,033	$54,147
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.97%	1.02%	1.01%	1.01%	1.04%
Ratio of net investment income (loss) to average net assets	2.65%	1.85%	2.25%	2.44%	2.25%
Portfolio turnover[2]	68.25%	81.79%	65.69%	66.47%	69.14%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	133

Financial Highlights (continued)

Matthews Asia Total Return Bond Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$11.25	$11.12	$10.25	$10.98	$10.43
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.41	0.46	0.50	0.40	0.51
Net realized gain (loss) and unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, foreign currency related transactions, and foreign capital gains taxes	(0.85)	0.11	0.81	(0.84)	0.46
Total from investment operations	(0.44)	0.57	1.31	(0.44)	0.97
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.44)	(0.44)	(0.25)	(0.42)
Net realized gains on investments	(0.02)	—	—	—	—
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.48)	(0.44)	(0.44)	(0.29)	(0.42)
Net Asset Value, end of year	$10.33	$11.25	$11.12	$10.25	$10.98
TOTAL RETURN	(4.06% )	5.36%	13.00%	(4.05% )	9.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$28,166	$40,422	$39,485	$40,698	$63,437
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.05%	1.15%	1.08%	1.23%	1.29%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.05%	1.12%	1.07%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	3.76%	4.32%	4.61%	3.76%	4.70%
Portfolio turnover[2]	62.17%	39.71%	84.38%	82.32%	36.58%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$11.25	$11.12	$10.25	$10.97	$10.42
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.42	0.49	0.52	0.42	0.53
Net realized gain (loss) and unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts, swaps, foreign currency related transactions, and foreign capital gains taxes	(0.85)	0.10	0.81	(0.83)	0.47
Total from investment operations	(0.43)	0.59	1.33	(0.41)	1.00
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.46)	(0.46)	(0.27)	(0.45)
Net realized gains on investments	(0.02)	—	—	—	—
Return of capital	—	—	—	(0.04)	—
Total distributions	(0.49)	(0.46)	(0.46)	(0.31)	(0.45)
Net Asset Value, end of year	$10.33	$11.25	$11.12	$10.25	$10.97
TOTAL RETURN	(3.89% )	5.60%	13.20%	(3.78% )	9.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$85,694	$74,426	$77,228	$60,017	$31,155
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.91%	1.00%	0.97%	1.04%	1.08%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	3.93%	4.56%	4.81%	4.03%	4.93%
Portfolio turnover[2]	62.17%	39.71%	84.38%	82.32%	36.58%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

134	MATTHEWS ASIA FUNDS

Financial Highlights (continued)

Matthews Asia Credit Opportunities Fund

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

INVESTOR CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$10.27	$10.57	$9.76	$10.39	$10.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.40	0.46	0.47	0.37	0.44
Net realized gain (loss) and unrealized appreciation/depreciation on investments, and foreign currency related transactions	(1.04)	(0.29)	0.82	(0.67)	0.35
Total from investment operations	(0.64)	0.17	1.29	(0.30)	0.79
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.44)	(0.44)	(0.33)	(0.43)
Net realized gains on investments	—	(0.03)	(0.04)	—	(0.10)
Total distributions	(0.47)	(0.47)	(0.48)	(0.33)	(0.53)
Net Asset Value, end of year	$9.16	$10.27	$10.57	$9.76	$10.39
TOTAL RETURN	(6.35% )	1.80%	13.34%	(2.88% )	7.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$7,966	$8,856	$12,997	$8,668	$10,201
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	1.07%	1.14%	1.24%	1.44%	1.86%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.07%	1.14%	1.12%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	4.13%	4.53%	4.55%	3.62%	4.17%
Portfolio turnover[2]	79.83%	48.46%	81.08%	49.06%	27.86%

INSTITUTIONAL CLASS	Year Ended Dec. 31
	2021	2020	2019	2018	2017
Net Asset Value, beginning of year	$10.27	$10.57	$9.75	$10.39	$10.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.42	0.48	0.50	0.39	0.46
Net realized gain (loss) and unrealized appreciation/depreciation on investments, and foreign currency related transactions	(1.04)	(0.29)	0.82	(0.67)	0.36
Total from investment operations	(0.62)	0.19	1.32	(0.28)	0.82
LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)	(0.46)	(0.46)	(0.36)	(0.46)
Net realized gains on investments	—	(0.03)	(0.04)	—	(0.10)
Total distributions	(0.50)	(0.49)	(0.50)	(0.36)	(0.56)
Net Asset Value, end of year	$9.15	$10.27	$10.57	$9.75	$10.39
TOTAL RETURN	(6.24% )	2.05%	13.69%	(2.75% )	8.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$33,462	$82,252	$79,438	$31,085	$21,491
Ratio of expenses to average net assets before any reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 5)	0.93%	0.98%	1.07%	1.25%	1.62%
Ratio of expenses to average net assets after any reimbursement, waiver or recapture of expenses by Advisor and Administrator	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	4.25%	4.79%	4.79%	3.90%	4.45%
Portfolio turnover[2]	79.83%	48.46%	81.08%	49.06%	27.86%

1	Calculated using the average daily shares method.
2	The portfolio turnover rate is calculated on the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

matthewsasia.com | 800.789.ASIA	135

Notes to Financial Statements

1.	ORGANIZATION

Matthews Asia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently issues sixteen separate series of shares (each a “Fund”, and collectively, the “Funds”): Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Small Companies Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews Asia ESG Fund, Matthews Asia Innovators Fund, Matthews China Fund, Matthews China Small Companies Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund. The Matthews Asia Small Companies Fund has been renamed Matthews Emerging Markets Small Companies Fund on April 30, 2021. The Matthews Emerging Asia Fund was closed to all investments, effective after the close of business on April 16, 2021. Each Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except each class may be subject to different class expenses as outlined in the relevant prospectus and each class has exclusive voting rights with respect to matters solely affecting such class.

A.	Reorganization of Matthews Emerging Asia Fund into Matthews Asia Small Companies Fund and renaming of the combined Fund as Matthews Emerging Markets Small Companies Fund

The Trust approved the reorganization of Matthews Emerging Asia Fund into Matthews Asia Small Companies Fund effective April 29, 2021, and the renaming of the combined Fund as Matthews Emerging Markets Small Companies Fund effective April 30, 2021. The Board of Trustees of the Trust had determined that the reorganization was in the best interests of each Fund given the factors referenced in the Combined Prospectus/Information Statement filed on March 31, 2021, that included the recognition that approximately 75% of the companies comprising the emerging markets small capitalization investment universe are located in Asia, the significant overlap in the investment mandates of the Matthews Emerging Asia Fund and the Matthews Asia Small Companies Fund, an additional 0.05% reduction from each Fund’s contractual expense cap to the contractual expense cap of the combined Matthews Emerging Markets Small Companies Fund’s Institutional Class shares (which would also result in a reduction in the expense cap for the Investor Class shares), and the benefit to the shareholders of each Fund from the exposure to a broader investment universe as well as from potential operating efficiencies and economies of scale that may be achieved by combining the two Funds’ assets through the reorganization.

For U.S. GAAP purposes, the transaction was treated as a merger. The merger took place after the close of business on April 29, 2021. For accounting and performance reporting purposes, the Matthews Emerging Markets Small Companies Fund is the survivor. The reorganization was accomplished by a tax-free exchange of shares of Matthews Emerging Markets Small Companies Fund in the following amount and at the following conversion ratio:

Fund	Fund Share Class	Shares Prior to Reorganization	Conversion Ratio	Matthews Emerging Markets Small Companies Fund’s Share Class	Shares of Matthews Emerging Markets Small Companies Fund
Matthews Emerging Asia Fund	Investor	4,222,800	0.418762136	Investor	1,768,348
Matthews Emerging Asia Fund	Institutional	5,778,167	0.421592128	Institutional	2,436,030

The exchange was based on values at the close of the New York Stock Exchange on the immediately preceding business day, April 29, 2021. The net assets of the acquired Fund at that date included unrealized appreciation of $15,929,918, securities of $58,327,177, cash of $36,124,254, foreign currency of $17,857,911, receivables and other assets of $5,309,401, payables of $944,907, unrealized foreign capital gains tax accrued of $91,283, capital paid-in of $191,310,932, total distributable earnings of ($74,728,379), and net assets of $116,582,553 that were combined with those of the acquiring Fund, resulting in aggregate net assets of $353,643,657 immediately after the acquisition. The assets and liabilities of Matthews Emerging Asia Fund were recorded at fair value; however, the cost basis of the investments received from the Matthews Emerging Asia Fund was carried forward to align ongoing reporting of the Matthews Emerging Markets Small Companies Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Pro forma results of operations of the combined entity for the year ended December 31, 2021, as though the acquisition had occurred as of the beginning of the year (rather that on the actual acquisition date), are as follows:

*	Net investment loss: ($1,121,605)
*	Net realized gain on investments: $48,010,992
*	Net change in unrealized gain/loss on investments: $20,080,367
*	Net increase in the net assets resulting from operations: $66,969,754

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings that have been included in Matthews Emerging Markets Small Company’s statement of operations since April 30, 2021.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

SECURITY VALUATION: The value of the Trust’s securities is based on market quotations for those securities, or on their fair value determined by the valuation policies approved by the Funds’ Board of Trustees (the “Board”). Market quotations and valuation information are provided by commercial pricing services or securities dealers that are independent of the Funds and Matthews International Capital Management, LLC (“Matthews”), in accordance with procedures established by the Funds’ Board. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from dealers or market makers, or other available market information. Market values for securities are determined based on quotations, market data or other information from the principal (or most advantageous) market on which the security is traded. Market quotations for equity securities used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are

136	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

determined at the close of business on the New York Stock Exchange (“NYSE”). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The Board has delegated to the Board’s Valuation Committee the responsibility for oversight of the fair valuation process under the Trust’s Pricing and Valuation Policy. The Board’s Valuation Committee, in turn, has delegated the determination of fair value prices under Matthews’ Pricing and Valuation Procedures to Matthews’ Valuation Committee (the “Valuation Committee”). The Board’s Valuation Committee will review and approve fair value determinations by Matthews’ Valuation Committee in accordance with the Pricing and Valuation Policy. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value (“NAV”) may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value in accordance with pricing policies. The fair value of a security held by the Funds may be determined using the services of third-party pricing services to assist in this process.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds isolate that portion of gains and losses on investments in fixed income securities that is due to changes in foreign exchange rate from that which is due to changes in market prices of securities.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the value of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.

FAIR VALUE MEASUREMENTS: The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

Level 1: Unadjusted quoted prices in active markets for identical securities (foreign securities that are valued based on market quotations).

Level 2: Other significant observable inputs. Certain foreign securities may be fair valued by Matthews using information such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and foreign exchange. Additionally, external pricing services are used when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable.

Level 3: Significant unobservable inputs. Level 3 securities are valued based on significant unobservable inputs as determined under the direction of the Board. Characterization of such securities as Level 3 securities are not necessarily an indication of their liquidity or the risk associated with investing in these securities. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 securities and could impact overall Fund performance. Level 3 securities consisted of equities that, as of December 31, 2021, were suspended from trading.

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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Levels for Multi-Country Funds (1 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of December 31, 2021.

	Matthews Emerging Markets Equity Fund	Matthews Emerging Markets Small Companies Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund	Matthews Asia ESG Fund	Matthews Asia Innovators Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Bangladesh	$—	$5,297,788	$—	$—	$2,826,237	$—
Brazil	1,316,720	—	—	—	—	—
Chile	—	5,373,672	—	—	—	—
China/Hong Kong	1,101,085	8,038,088	81,654,337	192,540,786	4,897,545	68,231,560
India	3,476,109	1,281,117	22,465,261	—	—	18,092,613
Indonesia	—	2,063,862	5,988,089	—	—	—
Israel	1,062,600	—	—	—	—	—
Japan	—	—	11,647,907	—	—	—
Mexico	3,304,411	7,668,814	—	—	—	—
Philippines	657,531	—	—	—	—	—
Russia	728,401	—	—	—	—	—
Singapore	767,049	—	38,724,201	68,432,889	—	31,723,420
South Korea	—	—	—	8,673,843	—	—
Taiwan	—	—	34,095,854	—	—	—
United Arab Emirates	—	5,551,083	—	—	—	—
United Kingdom	—	413,609	—	—	—	—
United States	1,459,751	6,071,372	46,532,001	—	8,204,921	29,635,220
Vietnam	417,025	—	14,178,509	74,378,413	—	—
Zambia	1,605,690	—	—	—	—	—
Level 2: Other Significant Observable Inputs
Common Equities:
Australia	—	—	58,928,868	—	—	—
Bangladesh	—	—	—	—	1,333,349	—
Brazil	1,702,894	10,006,507	—	—	—	—
Chile	—	7,588,905	—	—	—	—
China/Hong Kong	8,232,270	96,914,439	513,557,196	2,699,758,337	41,345,842	602,136,880
France	531,397	—	—	—	—	31,829,275
India	2,899,210	89,974,988	314,922,827	964,859,078	31,271,505	233,499,657
Indonesia	—	20,627,701	36,653,667	190,526,010	4,798,587	27,408,962
Japan	—	—	559,477,629	—	1,835,671	23,767,060
Netherlands	789,281	—	—	—	—	—
New Zealand	—	—	15,966,096	—	—	—
Philippines	773,019	8,511,711	—	148,941,831	—	—
Russia	3,735,615	8,013,865	—	—	—	—
Singapore	1,518,824	—	—	188,997,579	1,817,225	—
South Korea	2,027,430	39,259,229	—	1,067,995,529	6,919,207	192,852,451
Taiwan	3,959,659	44,008,613	—	1,383,728,497	11,382,081	67,137,232
Thailand	—	—	—	248,760,287	—	44,736,907
Vietnam	2,281,532	30,766,430	—	—	2,452,769	23,017,167
Preferred Equities:
South Korea	3,191,000	—	—	—	8,247,494	—
Total Market Value of Investments	$47,538,503	$397,431,793	$1,754,792,442	$7,237,593,079	$127,332,433	$1,394,068,404

138	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Levels for Multi-Country Funds (2 of 2):

Summary of inputs used to determine the fair valuation of multi-country Funds’ investments as of December 31, 2021.

	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Total Return Bond Fund	Matthews Asia Credit Opportunities Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$37,015,818	$236,059,689	$—	$—
Singapore	—	69,029,163	—	—
Taiwan	—	77,628,824	—	—
United States	20,494,628	—	—	—
Vietnam	—	23,663,895	—	—
Level 2: Other Significant Observable Inputs
Foreign Government Obligations[a]	—	—	18,737,402	1,258,185
Non-Convertible Corporate Bonds[a]	—	—	66,087,504	29,253,997
Convertible Corporate Bonds[a]	102,161,326	—	26,563,231	10,129,702
Common Equities:
Australia	27,835,792	393,775,971	—	—
Bangladesh	—	57,698,446	—	—
China/Hong Kong	403,981,845	1,151,211,485	—	—
France	33,865,810	—	—	—
India	87,852,422	219,427,410	—	—
Indonesia	17,583,789	79,161,157	—	—
Japan	—	1,507,037,894	—	—
Philippines	15,559,498	111,021,313	—	—
Singapore	75,937,539	125,254,465	—	—
South Korea	110,148,812	109,433,670	—	—
Taiwan	126,989,260	76,836,604	—	—
Thailand	14,673,548	—	—	—
Vietnam	—	304,450,656	—	—
Preferred Equities:
South Korea	6,172,340	101,046,724	—	—
Total Market Value of Investments	$1,080,272,427	$4,642,737,366	$111,388,137	$40,641,884

a	Industry, countries, or security types are disclosed on the Schedule of Investments.

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Notes to Financial Statements (continued)

Levels for Single Country Funds:

Summary of inputs used to determine the fair valuation of the single country Funds’ investments as of December 31, 2021.

	Matthews China Fund	Matthews China Small Companies Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Dividend Fund
Assets:

Investments:
Level 1: Quoted Prices
Common Equities:
Communication Services	$19,761,760	$—	$—	$—	$—	$—
Consumer Discretionary	22,597,080	—	10,892,162	—	—	7,122,432
Consumer Staples	—	—	7,090,519	—	—	7,220,039
Financials	—	2,217,331	—	—	—	—
Health Care	4,735,117	7,980,370	15,145,018	—	—	—
Industrials	4,433,652	19,079,717	—	—	—	12,588,999
Information Technology	—	9,413,808	—	9,670,114	—	—
Materials	7,904,158	—	—	—	—	1,735,391
Real Estate	25,509,660	—	—	—	—	7,090,807
Level 2: Other Significant Observable Inputs
Common Equities:
Communication Services	139,120,741	8,107,940	15,505,695	129,957,445	12,843,736	29,491,157
Consumer Discretionary	298,287,446	48,945,190	68,632,387	217,702,355	6,259,177	73,381,773
Consumer Staples	24,475,047	12,162,191	53,373,513	68,794,195	—	32,847,863
Energy	—	—	48,952,330	—	6,439,850	11,126,096
Financials	195,857,058	25,361,210	249,090,499	115,198,367	16,770,336	30,440,173
Health Care	44,978,092	25,374,417	33,515,502	222,041,366	7,166,269	24,598,496
Industrials	171,326,863	71,115,920	66,179,591	369,542,318	3,991,316	41,017,009
Information Technology	255,179,081	95,131,721	157,554,821	254,415,112	36,043,548	35,271,133
Materials	61,570,960	23,640,631	42,545,621	156,020,592	4,794,122	21,293,702
Real Estate	44,100,195	24,145,188	—	—	—	8,692,179
Utilities	5,250,203	9,346,217	—	—	—	—
Preferred Equities:
Consumer Discretionary	—	—	—	—	4,706,903	—
Consumer Staples	—	—	—	—	4,223,289	—
Information Technology	—	—	—	—	23,169,040	—
Materials	—	—	—	—	4,110,810	—
Non-Convertible Corporate Bonds:
Consumer Staples	—	—	27,063	—	—	—
Level 3: Significant Unobservable Inputs
Common Equities:
Information Technology	—	250	—	—	—	—
Total Market Value of Investments	$1,325,087,113	$382,022,101	$768,504,721	$1,543,341,864	$130,518,396	$343,917,249

Levels for Derivatives Financial Instruments:

Summary of inputs used to determine the fair valuation of the Fund’s derivative financial instruments as of December 31, 2021.

Matthews Asia Total Return Bond Fund
Derivative Financial Instruments[1]
Assets
Level 2: Other Significant Observable Inputs

Forward Foreign Currency Exchange Contracts	$287,021

Interest Rate Swaps	81,339

$368,360

Liabilities
Level 2: Other Significant Observable Inputs

Forward Foreign Currency Exchange Contracts	($901,280)

1

Derivative financial instruments are forward foreign currency exchange contracts and interest rate swaps. Forward foreign currency exchange contracts and interest rate swaps are valued at the unrealized appreciation/depreciation on the instrument.

140	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Changes in the Balances of Level 3 Securities:

The Funds’ policy is to recognize transfers in and transfers out of Level 3 during the reporting period.

Matthews China Small Companies Fund
Common Equities — Information Technology
Balance as of 12/31/20 (market value)	$252

Accrued discounts/premiums	—

Realized gain/(loss)	—

Change in unrealized appreciation/(depreciation)	(2)

Purchases	—

Sales	—

Transfers in to Level 3	—

Transfer out of Level 3	—
Balance as of 12/31/21 (market value)	$250
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 12/31/21*	($2)

*	Included in the related amounts on the Statements of Operations.

C.

RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks not typically associated with investments in U.S. issuers. These risks include possible political, economic, social and religious instability, inadequate investor protection; changes in laws or regulations of countries within the Asia Pacific region (including in countries where the Funds may invest, as well as in the broader region); international relations with other nations; natural disasters; corruption; and military activity. Foreign securities may be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. Foreign investing may also include the risk of expropriation or confiscatory taxation, limitation on the removal of funds or other assets, currency crises and exchange controls, the imposition of foreign withholding tax on the interest income payable on such instruments, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Additionally, Asia Pacific countries may utilize formal or informal currency exchange controls or “capital controls” that may limit the ability to repatriate investments or income or adversely affect the value of portfolio investments. The economies of many Asia Pacific countries differ from the economies of more developed countries in many respects, such as their rate of growth, inflation, capital reinvestment, resource self-sufficiency and dependence on other economies, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Certain Asia Pacific countries are highly dependent upon and may be affected by developments in the economies of other countries. Non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States, which may result in less transparency with respect to a company’s operations, and make obtaining information about them more difficult (or such information may be unavailable).

Among other risks of investing in foreign markets are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. For example, China does not allow the Public Company Accounting Oversight Board to inspect the work that auditors perform in China for Chinese companies that sell stock into U.S. markets. This can result in investment decisions being made based on flawed or misleading information.

Foreign stock markets may not be as developed or efficient as those in the United States, and the absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. The time between the trade and settlement dates of securities transactions on foreign exchanges ranges from one day to four weeks or longer and may result in higher custody charges. Custodial arrangements may be less well developed than in the United States. Foreign securities are generally denominated and pay distributions in foreign currencies, exposing the Funds to changes in foreign currency exchange rates. Investing in any country in the Asia Pacific region will also entail risks specific and unique to that country, and these risks can be significant and change rapidly.

Changes in interest rates in each of the countries in which the Funds may invest, as well as interest rates in more-developed countries, may cause a decline in the market value of an investment. Generally, fixed income securities will decrease in value when interest rates rise and can be expected to rise in value when interest rates decline. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This would force the Funds to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Funds’ income.

The Funds may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a foreign exchange, such as the New York Stock Exchange. Foreign investors hold stock in the shell company rather than directly in the China-based operating company. This arrangement allows U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership.

VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China

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Notes to Financial Statements (continued)

might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Funds’ associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

D.

DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asian Growth and Income Fund and Matthews China Dividend Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. It is the policy of Matthews Asia Dividend Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. It is the policy of Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund to distribute net investment income on a monthly basis and capital gains, if any, annually. Each of the other Funds distributes a net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

The tax character of distributions paid for the fiscal years ended December 31, 2021 and December 31, 2020 were as follows:

YEAR ENDED DECEMBER 31, 2021	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Emerging Markets Equity Fund	$2,926,053	$1,417,656	$4,343,709
Matthews Emerging Markets Small Companies Fund	19,110,774	3,384,935	22,495,709
Matthews Asia Growth Fund	26,665,170	63,070,895	89,736,065
Matthews Pacific Tiger Fund	126,545,111	1,266,276,724	1,392,821,835
Matthews Asia ESG Fund	5,343,494	4,875,006	10,218,500
Matthews Asia Innovators Fund	70,648,640	205,752,164	276,400,804
Matthews China Fund	91,374,118	92,804,375	184,178,493
Matthews China Small Companies Fund	40,331,721	17,070,757	57,402,478
Matthews India Fund	6,626,844	64,126,518	70,753,362
Matthews Japan Fund	36,167,888	144,657,130	180,825,018
Matthews Korea Fund	3,049,995	5,819,362	8,869,357
Matthews Asian Growth and Income Fund	42,341,878	88,919,370	131,261,248
Matthews Asia Dividend Fund	176,600,715	527,405,263	704,005,978
Matthews China Dividend Fund	12,319,487	23,068,869	35,388,356
Matthews Asia Total Return Bond Fund	5,670,055	177,347	5,847,402
Matthews Asia Credit Opportunities Fund	4,024,422	—	4,024,422

YEAR ENDED DECEMBER 31, 2020	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
Matthews Emerging Markets Equity Fund	$882,135	$—	$882,135
Matthews Emerging Markets Small Companies Fund	596,420	134,758	731,178
Matthews Asia Growth Fund	16,807,423	68,287,399	85,094,822
Matthews Pacific Tiger Fund	129,852,518	359,799,196	489,651,714
Matthews Asia ESG Fund	2,311,656	2,403,245	4,714,901
Matthews Asia Innovators Fund	8,251,347	18,926,624	27,177,971
Matthews China Fund	13,513,444	5,822,237	19,335,681
Matthews China Small Companies Fund	34,983,716	21,174,671	56,158,387
Matthews India Fund	4,523,843	16,595,544	21,119,387
Matthews Japan Fund	8,236,537	147,995,041	156,231,578
Matthews Korea Fund	1,103,667	—	1,103,667
Matthews Asian Growth and Income Fund	14,794,758	391,926	15,186,684
Matthews Asia Dividend Fund	53,530,829	—	53,530,829
Matthews China Dividend Fund	7,855,231	—	7,855,231
Matthews Asia Total Return Bond Fund	4,578,727	—	4,578,727
Matthews Asia Credit Opportunities Fund	4,477,419	—	4,477,419

E.

INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold or on the following business day. Financial statements reflect security transactions on trade date. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Dividend income is generally recorded on the ex-dividend date net of any foreign taxes withheld at the source. Dividend income for certain issuers headquartered in countries which the Funds invest may not be recorded until approved by the shareholders (which may occur after the ex-dividend date) if, in the judgment of management, such dividends are not reasonably determined as of the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

F.

FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Estimated expenses are accrued daily. Direct expenses of each Fund or class are charged to that Fund or class while general expenses are allocated pro-rata among the Funds based on net assets or other appropriate methods.

142	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

G.

CASH, CASH OVERDRAFTS, AND FOREIGN CURRENCY: QFI accounts (i.e., the accounts through which the QFI quota is accessed) are required by the local market to maintain a cash reserve. The cash reserve is based upon a fixed ratio of the QFI’s approved investment quota, which is defined as the amount remitted into its special Renminbi (RMB) cash account. These amounts, if any, are included in “Segregated foreign currency at value” on the Statements of Assets and Liabilities. The fixed ratio is set at 0.08 percent for the Shanghai and 0.06 percent for the Shenzhen market. When any of the Funds’ cash balances are overdrawn, a Fund is charged an overdraft fee by the custodian of 1.00% above the 30-day LIBOR rate on outstanding balances. These amounts, if any, are included in “Other expenses” on the Statements of Operations.

H.

USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

I.

RECENT ACCOUNTING GUIDANCE: In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

3.	DERIVATIVE FINANCIAL INSTRUMENTS

Each of the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund may engage in derivative transactions for a variety of purposes, including managing interest rate, currency and credit exposure. Derivative transactions in which each Fund may engage include financial futures contracts, swaps and/or forward foreign currency exchange contracts.

Certain derivative transactions may result in each Fund’s exposure to a currency to exceed the value of the Fund’s assets and the Fund could be exposed to currency risk whether or not it holds a bond or other instrument denominated in that currency. The gross notional value of derivative financial instruments and transactions could exceed the value of the Fund’s net assets, although the net market value of these instruments and transactions, on a marked-to-market basis, at most times, is expected to be substantially lower.

The primary risks associated with the use of derivative financial instruments are: (i) Matthews may not correctly predict the direction of currency exchange rates, interest rates, security prices, or other economic factors; (ii) Matthews may not correctly predict changes in the value of derivative financial instruments and related underlying instruments or assets, which may result in disproportionately increased losses and/or reduced opportunities for gains; (iii) imperfect correlation between the change in market value of the securities held by a Fund and the price of financial futures contracts and credit default swaps contracts; (iv) the lack of, or a reduction in the liquidity of, any secondary market for the instrument, and the resulting inability to close the position (or exit the position) when desired; (v) losses, which are potentially unlimited, due to unanticipated market movements; (vi) the value of the instrument may change unfavorably due to movements in the value of the referenced foreign currencies; (vii) a Fund may suffer disproportionately heavy losses relative to the amount invested; (viii) changes in the value of the derivatives may not match or fully offset changes in the value of hedged or related portfolio securities, thereby failing to achieve the hedging or investment purpose for the derivative transaction; and (ix) the other party to the instrument may fail to fulfill its obligation.

Forward Foreign Currency Exchange Contracts: The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currency exchange rate risk. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Swaps: The Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund may enter into swap contracts to manage exposure to issuers, markets and securities to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the amortized premium received or paid.

The Funds may buy credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

The Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements and potential government regulation that could adversely affect the Funds’ swap investments.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a

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Notes to Financial Statements (continued)

contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Matthews Asia Total Return Bond Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2021.

	Gross Value on Statements of Assets and Liabilities		Cash Collateral Pledged/(Received)[1]	Net Amount[2]
Counterparty	Assets	Liabilities
Bank of America, N.A.	$368,360	($901,280)	$532,920	$—

1	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund’s Statement of Assets and Liabilities.
2	Represents the net amount receivable from (payable to) the counterparty in the event of a default.

Levels for Derivative Financial Instruments:

For the fiscal year ended December 31, 2021, the effects of derivative financial instruments on the statement of Assets and Liabilities were as follows:

	Statements of Assets and Liabilities Location	Matthews Asia Total Return Bond Fund
	Asset Derivatives
	Unrealized appreciation on forward foreign
Forward foreign currency exchange contracts	currency exchange contracts	$287,021
Interest rate contracts	Unrealized appreciation on Swaps	81,339

	Total	$368,360

	Liability Derivatives
	Unrealized depreciation on forward foreign
Forward foreign currency exchange contracts	currency exchange contracts	($901,280)

For the fiscal year ended December 31, 2021, the effects of derivative financial instruments on the Statements of Operations were as follows:

Derivative type	Statements of Operations Location	Matthews Asia Total Return Bond Fund
Net Realized Gain (Loss)
Foreign currency contracts:

Forward foreign currency exchange contracts	Net realized gain (loss) on forward foreign
	currency exchange contracts	$750,082
Interest rate swaps:

Interest rate contracts	Net realized gain (loss) on swaps	440,332

	Total	$1,190,414

Net Change In Unrealized Appreciation (Depreciation)
Foreign currency contracts:

Forward foreign currency exchange contracts	Net change in unrealized appreciation/
	depreciation on forward foreign currency
	exchange contracts	($2,324,500)
Interest rate swaps:

Interest rate contracts	Net change in unrealized appreciation/
	depreciation on swaps	(623,558)

	Total	($2,948,058)

144	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

In regards to the forward foreign currency exchange contracts entered into by the Matthews Asia Total Return Bond Fund, the average notional ending quarterly amounts purchased in USD were $13,444,786 and the average notional ending quarterly amounts sold in USD were $41,020,455. In regards to the interest rate swap contracts entered into by the Matthews Asia Total Return Bond Fund, where the Fund receives the fixed rate and pays the floating rate, the average notional ending quarterly amounts in USD was $15,309,793.

4.	CAPITAL SHARE TRANSACTIONS

	Year Ended December 31, 2021		For the Period Ended December 31, 2020[1]
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING MARKETS EQUITY FUND

Investor Class

Shares sold	709,531	$11,546,227	686,270	$9,426,163

Shares issued through reinvestment of distributions	76,220	1,071,651	9,155	141,361

Shares redeemed	(481,860)	(7,728,667)	(70,526)	(932,459)
Net increase	303,891	$4,889,211	624,899	$8,635,065
Institutional Class

Shares sold	497,556	$8,187,275	2,223,270	$28,523,375

Shares issued through reinvestment of distributions	184,073	2,588,076	35,661	550,602

Shares redeemed	(370,525)	(5,749,633)	(42,875)	(610,863)
Net increase	311,104	$5,025,718	2,216,056	$28,463,114

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
MATTHEWS EMERGING MARKETS SMALL COMPANIES FUND

Investor Class

Shares sold	1,617,341	$47,891,984	912,505	$17,527,272

Shares issued in reorganization[2]	1,768,348	49,082,409	—	—

Shares issued through reinvestment of distributions	320,642	9,555,131	10,897	265,676

Shares redeemed	(1,640,812)	(48,081,821)	(2,398,390)	(43,904,418)
Net increase (decrease)	2,065,519	$58,447,703	(1,474,988)	($26,111,470)
Institutional Class

Shares sold	2,286,207	$65,576,613	1,801,293	$34,711,625

Shares issued in reorganization[2]	2,436,030	67,500,144	—	—

Shares issued through reinvestment of distributions	397,521	11,822,265	17,873	434,666

Shares redeemed	(1,870,741)	(53,591,272)	(2,368,411)	(44,643,485)
Net increase (decrease)	3,249,017	$91,307,750	(549,245)	($9,497,194)
MATTHEWS ASIA GROWTH FUND

Investor Class

Shares sold	7,423,313	$304,032,957	6,332,050	$199,075,749

Shares issued through reinvestment of distributions	874,009	27,662,376	841,073	31,582,289

Shares redeemed	(10,417,644)	(396,564,020)	(5,251,278)	(155,528,257)
Net increase (decrease)	(2,120,322)	($64,868,687)	1,921,845	$75,129,781
Institutional Class

Shares sold	14,166,492	$560,286,297	11,686,984	$374,999,073

Shares issued through reinvestment of distributions	1,549,232	49,575,432	1,035,121	39,231,079

Shares redeemed	(10,898,197)	(409,896,079)	(5,490,464)	(159,699,273)
Net increase	4,817,527	$199,965,650	7,231,641	$254,530,879
MATTHEWS PACIFIC TIGER FUND

Investor Class

Shares sold	8,893,329	$321,350,881	11,494,193	$323,117,327

Shares issued through reinvestment of distributions	11,959,980	329,497,448	4,049,821	136,114,507

Shares redeemed	(28,205,661)	(969,424,207)	(29,801,297)	(804,232,720)
Net (decrease)	(7,352,352)	($318,575,878)	(14,257,283)	($345,000,886)
Institutional Class

Shares sold	47,973,599	$1,692,522,684	32,673,931	$930,496,306

Shares issued through reinvestment of distributions	34,730,797	955,791,557	9,489,700	318,569,231

Shares redeemed	(64,771,287)	(2,097,314,073)	(80,886,550)	(2,156,987,939)
Net increase (decrease)	17,933,109	$551,000,168	(38,722,919)	($907,922,402)

1	The Fund commenced operations on April 30, 2020.
2	See Note 1-A regarding the reorganization.

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Notes to Financial Statements (continued)

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
MATTHEWS ASIA ESG FUND

Investor Class

Shares sold	1,249,460	$20,652,739	1,158,839	$13,647,419

Shares issued through reinvestment of distributions	204,051	3,179,112	137,055	1,944,810

Shares redeemed	(1,378,374)	(23,248,889)	(534,956)	(5,887,129)
Net increase	75,137	$582,962	760,938	$9,705,100
Institutional Class

Shares sold	2,938,670	$49,371,326	926,661	$10,601,157

Shares issued through reinvestment of distributions	427,487	6,664,516	130,435	1,848,265

Shares redeemed	(1,088,483)	(17,988,685)	(919,166)	(9,285,059)
Net increase	2,277,674	$38,047,157	137,930	$3,164,363
MATTHEWS ASIA INNOVATORS FUND

Investor Class

Shares sold	15,900,681	$439,497,187	16,759,785	$327,955,742

Shares issued through reinvestment of distributions	4,617,381	86,991,462	382,354	9,734,744

Shares redeemed	(19,490,967)	(507,912,649)	(5,711,686)	(102,327,504)
Net increase	1,027,095	$18,576,000	11,430,453	$235,362,982

Institutional Class

Shares sold	24,802,456	$692,154,752	35,927,684	$638,421,510

Shares issued through reinvestment of distributions	7,868,062	149,965,265	641,718	16,460,072

Shares redeemed	(24,573,373)	(619,998,491)	(4,565,306)	(82,468,729)
Net increase	8,097,145	$222,121,526	32,004,096	$572,412,853
MATTHEWS CHINA FUND

Investor Class

Shares sold	8,883,802	$247,820,469	12,452,138	$271,393,461

Shares issued through reinvestment of distributions	4,527,322	95,933,945	439,212	11,437,067

Shares redeemed	(14,536,851)	(384,500,174)	(14,817,095)	(306,488,611)
Net (decrease)	(1,125,727)	($40,745,760)	(1,925,745)	($23,658,083)
Institutional Class

Shares sold	20,456,030	$528,285,590	14,433,258	$305,009,425

Shares issued through reinvestment of distributions	3,583,944	75,728,747	150,149	3,902,370

Shares redeemed	(13,572,392)	(338,913,059)	(3,946,034)	(82,476,184)
Net increase	10,467,582	$265,101,278	10,637,373	$226,435,611
MATTHEWS CHINA SMALL COMPANIES FUND

Investor Class

Shares sold	8,959,506	$189,717,563	17,317,321	$313,524,452

Shares issued through reinvestment of distributions	1,975,948	32,484,582	2,174,869	40,735,303

Shares redeemed	(12,033,641)	(241,573,249)	(10,047,670)	(187,020,006)
Net increase (decrease)	(1,098,187)	($19,371,104)	9,444,520	$167,239,749
Institutional Class

Shares sold	6,605,771	$137,241,251	8,861,679	$147,262,680

Shares issued through reinvestment of distributions	1,402,207	23,094,348	733,518	13,768,124

Shares redeemed	(3,049,880)	(60,184,940)	(7,186,555)	(143,114,672)
Net increase	4,958,098	$100,150,659	2,408,642	$17,916,132
MATTHEWS INDIA FUND

Investor Class

Shares sold	2,813,109	$80,696,081	3,731,964	$77,035,488

Shares issued through reinvestment of distributions	2,067,362	57,059,198	701,233	17,909,487

Shares redeemed	(5,842,428)	(166,461,095)	(14,741,778)	(293,039,660)
Net (decrease)	(961,957)	($28,705,816)	(10,308,581)	($198,094,685)
Institutional Class

Shares sold	1,816,167	$52,199,270	1,492,567	$31,919,210

Shares issued through reinvestment of distributions	314,464	8,820,713	67,204	1,739,240

Shares redeemed	(1,015,833)	(29,554,992)	(5,718,773)	(112,099,270)
Net increase (decrease)	1,114,798	$31,464,991	(4,159,002)	($78,440,820)

146	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
MATTHEWS JAPAN FUND

Investor Class

Shares sold	6,743,366	$166,680,993	8,852,810	$182,401,034

Shares issued through reinvestment of distributions	1,755,976	39,527,030	4,158,146	101,541,934

Shares redeemed	(35,183,485)	(842,316,315)	(37,589,119)	(763,750,870)
Net (decrease)	(26,684,143)	($636,108,292)	(24,578,163)	($479,807,902)
Institutional Class

Shares sold	39,272,380	$945,798,673	7,824,784	$169,693,016

Shares issued through reinvestment of distributions	5,389,914	121,542,567	1,657,417	40,556,999

Shares redeemed	(13,446,544)	(324,879,350)	(26,813,590)	(545,838,991)
Net increase (decrease)	31,215,750	$742,461,890	(17,331,389)	($335,588,976)
MATTHEWS KOREA FUND

Investor Class

Shares sold	2,166,787	$14,093,494	5,337,759	$24,520,467

Shares issued through reinvestment of distributions	1,365,820	7,771,518	169,261	990,180

Shares redeemed	(6,041,095)	(38,538,375)	(8,176,532)	(36,303,789)
Net (decrease)	(2,508,488)	($16,673,363)	(2,669,512)	($10,793,142)
Institutional Class

Shares sold	1,069,910	$7,020,298	611,636	$2,752,528

Shares issued through reinvestment of distributions	164,505	944,259	16,173	95,256

Shares redeemed	(602,319)	(3,854,282)	(3,952,334)	(16,175,696)
Net increase (decrease)	632,096	$4,110,275	(3,324,525)	($13,327,912)
MATTHEWS ASIAN GROWTH AND INCOME FUND

Investor Class

Shares sold	2,726,234	$50,277,256	3,961,184	$60,658,602

Shares issued through reinvestment of distributions	3,842,976	62,138,570	414,608	6,411,390

Shares redeemed	(10,174,874)	(183,241,744)	(13,087,303)	(193,520,450)
Net (decrease)	(3,605,664)	($70,825,918)	(8,711,511)	($126,450,458)
Institutional Class

Shares sold	9,687,951	$178,195,373	16,675,711	$241,076,588

Shares issued through reinvestment of distributions	4,074,854	65,968,954	539,050	8,348,939

Shares redeemed	(24,989,912)	(446,066,163)	(18,977,781)	(269,664,414)
Net (decrease)	(11,227,107)	($201,901,836)	(1,763,020)	($20,238,887)
MATTHEWS ASIA DIVIDEND FUND

Investor Class

Shares sold	12,057,493	$274,397,893	18,393,530	$327,832,632

Shares issued through reinvestment of distributions	12,044,142	231,202,200	1,364,682	22,897,673

Shares redeemed	(41,646,108)	(927,390,236)	(50,820,426)	(839,219,405)
Net (decrease)	(17,544,473)	($421,790,143)	(31,062,214)	($488,489,100)
Institutional Class

Shares sold	53,859,272	$1,217,283,482	27,263,064	$494,209,691

Shares issued through reinvestment of distributions	22,772,158	436,803,502	1,601,889	26,818,513

Shares redeemed	(38,600,689)	(836,421,015)	(75,380,880)	(1,182,055,503)
Net increase (decrease)	38,030,741	$817,665,969	(46,515,927)	($661,027,299)
MATTHEWS CHINA DIVIDEND FUND

Investor Class

Shares sold	3,142,125	$63,677,062	5,086,753	$83,510,641

Shares issued through reinvestment of distributions	1,155,183	21,089,762	324,393	5,319,517

Shares redeemed	(5,663,768)	(114,181,841)	(7,641,018)	(122,487,729)
Net (decrease)	(1,366,460)	($29,415,017)	(2,229,872)	($33,657,571)
Institutional Class

Shares sold	3,631,851	$74,478,535	2,188,458	$36,200,262

Shares issued through reinvestment of distributions	730,061	13,362,860	141,907	2,334,298

Shares redeemed	(2,827,086)	(55,351,224)	(4,022,936)	(63,108,501)
Net increase (decrease)	1,534,826	$32,490,171	(1,692,571)	($24,573,941)

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Notes to Financial Statements (continued)

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
MATTHEWS ASIA TOTAL RETURN BOND FUND

Investor Class

Shares sold	1,180,628	$12,970,119	1,083,279	$11,623,935

Shares issued through reinvestment of distributions	140,376	1,506,992	141,335	1,519,805

Shares redeemed	(2,187,511)	(23,638,876)	(1,183,090)	(12,428,981)
Net increase (decrease)	(866,507)	($9,161,765)	41,524	$714,759
Institutional Class

Shares sold	3,754,829	$41,266,970	1,515,846	$16,313,403

Shares issued through reinvestment of distributions	401,205	4,298,763	266,617	2,867,164

Shares redeemed	(2,473,473)	(26,246,827)	(2,113,734)	(22,275,169)
Net increase (decrease)	1,682,561	$19,318,906	(331,271)	($3,094,602)
MATTHEWS ASIA CREDIT OPPORTUNITIES FUND

Investor Class

Shares sold	430,191	$4,182,400	336,236	$3,381,135

Shares issued through reinvestment of distributions	42,926	415,208	45,500	454,092

Shares redeemed	(465,891)	(4,464,027)	(748,744)	(7,561,725)
Net increase (decrease)	7,226	$133,581	(367,008)	($3,726,498)
Institutional Class

Shares sold	2,341,111	$22,982,610	2,782,828	$28,528,306

Shares issued through reinvestment of distributions	349,347	3,411,004	357,209	3,561,328

Shares redeemed	(7,045,662)	(65,107,414)	(2,644,333)	(26,357,185)
Net increase (decrease)	(4,355,204)	($38,713,800)	495,704	$5,732,449

5.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews, a registered investment advisor under the 1940 Act, provides the Funds with investment management services. Pursuant to the prior Investment Advisory Agreement dated August 13, 2004, as amended (the “Prior Advisory Agreement”) and the current Investment Advisory Agreement dated February 1, 2016, as amended (the “Current Advisory Agreement,” and together with the Prior Advisory Agreement, the “Advisory Agreement”), the Funds pay Matthews (i) for management and advisory services; and (ii) for certain administrative services, an annual fee as a percentage of average daily net assets. Under the Advisory Agreement each of the Funds, other than Matthews Emerging Markets Small Companies Fund, Matthews China Small Companies Fund, Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund (the “Family-Priced Funds”), pays Matthews 0.75% of their aggregate average daily net assets up to $2 billion, 0.6834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.65% of their aggregate average daily net assets over $5 billion up to $25 billion, 0.64% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.63% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.62% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.61% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.60% of their aggregate average daily net assets over $45 billion. Each of the Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund pays Matthews an annual fee of 0.55% of such Fund’s annual average daily net assets pursuant to the Advisory Agreement. Each of the Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies Fund pays Matthews an annual fee of 1.00% of the average daily net assets of such Fund up to $1 billion and 0.95% of the average daily net assets of such Fund over $1 billion pursuant to the Advisory Agreement. Each Fund pays Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, between the Trust, on behalf of the Family-Priced Funds, and Matthews (as amended from time to time, the “Fee Waiver Agreement”), for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Advisory Agreement and a portion of the fee payable under the Administration and Shareholder Services Agreement, if any Family-Priced Fund’s average daily net assets are over $3 billion, as follows: for every $2.5 billion average daily net assets of a Family-Priced Fund that are over $3 billion, the fee rates that otherwise would be applied for calculating fees payable under the Advisory Agreement and the Administration and Shareholder Services Agreement for such Family-Priced Fund with respect to such excess average daily net assets will be each reduced by 0.01%, in each case without reducing such fee rate below 0.00%.

148	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

Investment advisory fees charged, waived fees and reimbursed additional expenses for the year ended December 31, 2021, were as follows:

	Gross Advisory Fees	Advisory Fees Waived and Expenses Waived or Reimbursed in Excess of the Expense Limitation	Net Advisory Fee/ (Net Reimbursement)
Matthews Emerging Markets Equity Fund	$361,459	($248,206)	$113,253
Matthews Emerging Markets Small Companies Fund	3,381,078	(638,812)	2,742,266
Matthews Asia Growth Fund	14,574,587	—	14,574,587
Matthews Pacific Tiger Fund	60,190,397	(1,081,522)	59,108,875
Matthews Asia ESG Fund	769,495	182,967	952,462
Matthews Asia Innovators Fund	12,870,436	—	12,870,436
Matthews China Fund	10,899,770	—	10,899,770
Matthews China Small Companies Fund	4,582,746	(309,590)	4,273,156
Matthews India Fund	5,039,854	—	5,039,854
Matthews Japan Fund	11,075,937	—	11,075,937
Matthews Korea Fund	982,428	—	982,428
Matthews Asian Growth and Income Fund	9,137,567	—	9,137,567
Matthews Asia Dividend Fund	36,142,480	(253,134)	35,889,346
Matthews China Dividend Fund	2,689,813	—	2,689,813
Matthews Asia Total Return Bond Fund	720,430	(6,972)	713,458
Matthews Asia Credit Opportunities Fund	481,257	(22,473)	458,784

Under a written agreement between the Funds and Matthews (the “Operating Expense Agreement”), Matthews agrees to waive fees and reimburse expenses to a Fund if its expense ratio exceeds a certain percentage level. For all Funds, except the Matthews Emerging Markets Equity Fund, the Matthews Emerging Markets Small Companies Fund, the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, this level is 1.20% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses (e.g., custody fees) for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.20%. For the Matthews Emerging Markets Equity Fund, the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, this level is 0.90% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses (e.g., custody fees) for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 0.90%. Effective April 30, 2021, for the Matthews Emerging Markets Small Companies Fund, this level is 1.15% for the Institutional Class. Matthews agrees to reduce the expense ratio by waiving an equal amount of non-class specific expenses (e.g., custody fees) for the Investor Class. Because certain expenses of the Investor Class may be higher than those of the Institutional Class and because class specific expenses may be waived solely for the Institutional Class, total annual Fund expenses for the Investor Class may exceed 1.15%. In turn, if the expenses of a Fund, other than the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, fall below the level noted within three years after Matthews has made such a reimbursement, the Fund may reimburse Matthews up to an amount of the recoupment available not to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. For the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, any amount waived for prior fiscal years is not subject to recoupment. This agreement will continue through April 30, 2023, may be extended for additional periods not exceeding one year, and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

Waived Fees Subject to Possible Future Recoupment:

On December 31, 2021, the amounts expired and subject to possible future recoupment under the expense limitation agreement are as follows:

	Expired December 31,	Expiring December 31,
	2021	2022	2023	2024
Matthews Emerging Markets Equity Fund	$—	$—	$231,409	$248,206
Matthews Emerging Markets Small Companies Fund	308,001	336,966	378,868	638,812
Matthews Asia ESG Fund	—	40,744	40,676	—
Matthews China Small Companies Fund	275,220	167,178	362,019	309,590

The Funds have an Administration and Shareholder Services Agreement dated August 13, 2004, as amended (the “Shareholder Services Agreement” or “Services Agreement”), in which the Funds pay an annual administration and shareholder servicing fee to Matthews, as a percentage of the average daily net assets of each Fund in aggregate, computed and prorated on a daily basis. Under the Shareholder Services Agreement, the Funds in the aggregate pay Matthews 0.25% of their aggregate average daily net assets up to $2 billion, 0.1834% of their aggregate average daily net assets over $2 billion up to $5 billion, 0.15% of their aggregate average daily net assets over $5 billion up to $7.5 billion, 0.125% of their aggregate average daily net assets over $7.5 billion up to $15 billion, 0.11% of their aggregate average daily net assets over $15 billion up to $22.5 billion, 0.10% of their aggregate average daily net assets over $22.5 billion up to $25 billion, 0.09% of their aggregate average daily net assets over $25 billion up to $30 billion, 0.08% of their aggregate average daily net assets over $30 billion up to $35 billion, 0.07% of their aggregate average daily net assets over $35 billion up to $40 billion, 0.06% of their aggregate average daily net assets over $40 billion up to $45 billion, and 0.05% of their aggregate average daily net assets over $45 billion.

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Notes to Financial Statements (continued)

Administration and shareholder servicing fees charged, for the year ended December 31, 2021, were as follows:

	Gross Administration and Shareholder Servicing Fees	Administration and Shareholder Servicing Fees Waived in Excess of Expense Limitation	Net Administration and Shareholder Servicing Fees
Matthews Emerging Markets Equity Fund	$74,115	$—	$74,115
Matthews Emerging Markets Small Companies Fund	460,082	—	460,082
Matthews Asia Growth Fund	2,986,420	—	2,986,420
Matthews Pacific Tiger Fund	12,334,733	(1,081,522)	11,253,211
Matthews Asia ESG Fund	158,093	—	158,093
Matthews Asia Innovators Fund	2,635,532	—	2,635,532
Matthews China Fund	2,232,963	—	2,232,963
Matthews China Small Companies Fund	621,613	—	621,613
Matthews India Fund	1,034,427	—	1,034,427
Matthews Japan Fund	2,271,675	—	2,271,675
Matthews Korea Fund	201,350	—	201,350
Matthews Asian Growth and Income Fund	1,871,310	—	1,871,310
Matthews Asia Dividend Fund	7,409,820	(253,134)	7,156,686
Matthews China Dividend Fund	551,273	—	551,273
Matthews Asia Total Return Bond Fund	177,702	—	177,702
Matthews Asia Credit Opportunities Fund	118,523	—	118,523

In addition to the fees paid to the Funds’ transfer agent, the Funds bear the cost of fees paid to certain service providers or intermediaries, including supermarkets, which provide transfer agency, record-keeping and shareholder servicing to certain shareholders. These fees are referred to as intermediary service fees on the Statements of Assets and Liabilities as well as the Statements of Operations. Additional information concerning these services and fees is contained in the Funds’ prospectuses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect wholly owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ administrator, and in that capacity, performs various administrative and accounting services for each Fund. BNY Mellon also serves as the Funds’ transfer agent, dividend disbursing agent and registrar. An officer of BNY Mellon serves as Assistant Treasurer to the Funds. Total fees accrued by the Funds for administration and accounting services for the year ended December 31, 2021 were as follows:

Administration and Accounting fees
Matthews Emerging Markets Equity Fund	$4,369
Matthews Emerging Markets Small Companies Fund	26,972
Matthews Asia Growth Fund	176,165
Matthews Pacific Tiger Fund	727,522
Matthews Asia ESG Fund	9,299
Matthews Asia Innovators Fund	155,575
Matthews China Fund	131,749
Matthews China Small Companies Fund	36,662
Matthews India Fund	60,909
Matthews Japan Fund	133,866
Matthews Korea Fund	11,874
Matthews Asian Growth and Income Fund	110,452
Matthews Asia Dividend Fund	436,839
Matthews China Dividend Fund	32,512
Matthews Asia Total Return Bond Fund	10,479
Matthews Asia Credit Opportunities Fund	7,000

As of December 31, 2021, Matthews and its affiliates held significant shares in the Funds as follows:

	Shares held by Matthews and its Affiliates	Percentage of Outstanding Shares
Matthews Emerging Markets Equity Fund	662,392	19%
Matthews Asia Credit Opportunities Fund	868,904	19%

Certain officers and Trustees of the Funds are also officers and directors of Matthews. All officers serve without compensation from the Funds. The Funds paid the Independent Trustees $1,109,740 in aggregate for regular compensation during the year ended December 31, 2021.

150	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

6.	INVESTMENTS

The value of investment transactions made for affiliated and unaffiliated holdings for the year ended December 31, 2021 were as follows:

	Affiliated Purchases	Proceeds from Affiliated Sales	Unaffiliated Purchases	Proceeds from Unaffiliated Sales
Matthews Emerging Markets Equity Fund	$—	$—	$52,310,721	$46,238,956
Matthews Emerging Markets Small Companies Fund	—	—	232,071,907	169,172,316
Matthews Asia Growth Fund	—	—	1,039,873,274	893,752,235
Matthews Pacific Tiger Fund	—	—	4,062,136,059	5,063,773,843
Matthews Asia ESG Fund	—	—	104,171,243	75,189,270
Matthews Asia Innovators Fund	20,065,212	886,347	4,065,949,952	4,075,575,658
Matthews China Fund	—	—	1,511,502,466	1,475,517,247
Matthews China Small Companies Fund	—	—	565,041,976	528,750,723
Matthews India Fund	—	—	325,700,745	422,746,266
Matthews Japan Fund	—	—	1,124,716,971	1,175,477,168
Matthews Korea Fund	—	—	57,458,066	77,732,783
Matthews Asian Growth and Income Fund	—	—	501,528,227	853,923,136
Matthews Asia Dividend Fund	2,304,797	—	2,479,216,000	2,692,988,668
Matthews China Dividend Fund	—	—	265,409,287	283,754,802
Matthews Asia Total Return Bond Fund	—	—	95,289,389	77,470,117
Matthews Asia Credit Opportunities Fund	—	—	65,764,857	98,614,300

7.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the year ended December 31, 2021, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of transactions in securities of issuers affiliated with a Fund for the year ended December 31, 2021 is as follows:

	Value at Dec. 31, 2020	Purchases	Sales	Net Realized Gain (Loss) Jan. 1, 2021- Dec. 31, 2021	Net Change in Unrealized Appreciation (Depreciation)	Value at Dec. 31, 2021	Shares Dec. 31, 2021	Dividend Income Jan. 1, 2021- Dec. 31, 2021

MATTHEWS ASIA INNOVATORS FUND

Name of Issuer:

MicroTech Medical Hangzhou Co., Ltd.	$—	$20,065,212	$886,347	($119,348)	($3,379,210)	$15,680,307	4,813,700	$—

MATTHEWS ASIA DIVIDEND FUND

Name of Issuer:

BELLSYSTEM24 Holdings, Inc.†	$79,189,759	$—	$29,438,528	($12,125,400)	($9,633,570)	$—	—	$2,101,280
Breville Group, Ltd.†	148,884,666	—	13,444,533	8,793,141	14,710,171	—	—	1,521,299
KATITAS Co., Ltd.	135,099,904	—	—	—	26,051,713	161,151,617	4,186,900	1,208,481
Minda Industries, Ltd.†	74,543,018	—	2,739,879	1,670,175	145,954,096	—	—	157,191
Minth Group, Ltd.	324,069,910	2,304,797	—	—	(54,037,948)	272,336,759	61,819,000	4,557,525
Yuexiu Transport Infrastructure, Ltd.	64,004,076	—	—	—	(8,367,724)	55,636,352	93,902,000	3,260,494

Total Affiliates				($1,662,084)	$114,676,738	$489,124,728		$12,806,270

†	Issuer was not an affiliated company as of December 31, 2021.

8.	INCOME TAX INFORMATION

It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 2021. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Notes to Financial Statements (continued)

As of December 31, 2021, the components of accumulated earnings/deficit on tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards
Matthews Emerging Markets Equity Fund	$—	$—	$—
Matthews Emerging Markets Small Companies Fund	—	11,599,615	(85,378,751)
Matthews Asia Growth Fund	—	18,069,743	—
Matthews Pacific Tiger Fund	16,177,397	286,471,072	—
Matthews Asia ESG Fund	758,051	4,690,284	—
Matthews Asia Innovators Fund	—	104,645,277	—
Matthews China Fund	—	54,199,190	—
Matthews China Small Companies Fund	165,851	—	—
Matthews India Fund	708,348	18,417,998	—
Matthews Japan Fund	—	46,366,221	—
Matthews Korea Fund	—	8,608,543	—
Matthews Asian Growth and Income Fund	—	20,816,547	—
Matthews Asia Dividend Fund	13,970,923	—	—
Matthews China Dividend Fund	1,152,620	3,944,924	—
Matthews Asia Total Return Bond Fund	163,195	463,019	—
Matthews Asia Credit Opportunities Fund	5,862	—	(7,458,349)

	Late Year Losses*	Other Temporary Differences	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/(Deficit)
Matthews Emerging Markets Equity Fund	($70,980)	—	$2,283,659	$2,212,679
Matthews Emerging Markets Small Companies Fund	(200,393)	—	99,267,885	25,288,356
Matthews Asia Growth Fund	(655,318)	—	371,632,455	389,046,880
Matthews Pacific Tiger Fund	—	—	1,780,097,483	2,082,745,952
Matthews Asia ESG Fund	(232,007)	—	16,626,011	21,842,339
Matthews Asia Innovators Fund	(3,327,545)	—	(61,471,680)	39,846,052
Matthews China Fund	(13,614,360)	—	5,535,485	46,120,315
Matthews China Small Companies Fund	(5,264,748)	—	(4,381,692)	(9,480,589)
Matthews India Fund	(2,802,871)	—	175,841,820	192,165,295
Matthews Japan Fund	(2,929,671)	—	229,673,044	273,109,594
Matthews Korea Fund	—	—	33,733,622	42,342,165
Matthews Asian Growth and Income Fund	—	—	178,245,650	199,062,197
Matthews Asia Dividend Fund	(137,455,546)	—	1,075,988,201	952,503,578
Matthews China Dividend Fund	(550,929)	—	32,567,289	37,113,904
Matthews Asia Total Return Bond Fund	—	—	(9,022,543)	(8,396,329)
Matthews Asia Credit Opportunities Fund	—	—	(5,246,778)	(12,699,265)

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next fiscal year.
**

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2021, the Funds have capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Amount With No Expiration
	Short-term Losses	Long-term Losses	Total
Matthews Emerging Markets Small Companies Fund	$—	$85,378,751	$85,378,751
Matthews Asia Credit Opportunities Fund	6,601,763	856,586	7,458,349

The following Funds utilized capital loss carryforwards in the current year:

Utilized Capital Loss Carryforwards
Matthews Emerging Markets Small Companies Fund	$8,123,769
Matthews India Fund	12,607,260
Matthews Korea Fund	7,494,179
Matthews Asian Growth and Income Fund	24,031,922
Matthews China Dividend Fund	4,675,538
Matthews Asia Total Return Bond Fund	2,010,677

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to

152	MATTHEWS ASIA FUNDS

Notes to Financial Statements (continued)

be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to investments in PFICs, non-deductible expenses, foreign currency reclassification, NOL (net operating loss) adjustments, capital gains tax, distributions in excess of current earnings and profits, re-characterization of distributions, investment in swaps, adjustments on distributions related to taxable spinoffs and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes. For the year ended December 31, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase/ (Decrease) Capital paid-in	Increase/(Decrease) Total Distributable Earnings/(Accumulated Loss)
Matthews Emerging Markets Equity Fund	$303,423	($303,423)
Matthews Emerging Markets Small Companies Fund	91,568,900	(91,568,900)
Matthews Asia Growth Fund	(112,793)	112,793
Matthews Pacific Tiger Fund	195,949,852	(195,949,852)
Matthews Asia ESG Fund	1,634,463	(1,634,463)
Matthews Asia Innovators Fund	67,813,111	(67,813,111)
Matthews China Fund	41,993,807	(41,993,807)
Matthews China Small Companies Fund	18,720,886	(18,720,886)
Matthews India Fund	4,089,370	(4,089,370)
Matthews Japan Fund	46,846,735	(46,846,735)
Matthews Korea Fund	915,176	(915,176)
Matthews Asian Growth and Income Fund	24,985,680	(24,985,680)
Matthews Asia Dividend Fund	79,842,358	(79,842,358)
Matthews China Dividend Fund	5,268,099	(5,268,099)
Matthews Asia Total Return Bond Fund	—	—
Matthews Asia Credit Opportunities Fund	—	—

As of December 31, 2021, the tax cost of investments, including derivatives, and the related net unrealized appreciation and depreciation were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Matthews Emerging Markets Equity Fund	$45,197,802	$6,250,618	($3,909,917)	$2,340,701
Matthews Emerging Markets Small Companies Fund	294,730,228	126,852,095	(24,150,530)	102,701,565
Matthews Asia Growth Fund	1,376,718,596	505,377,253	(127,303,407)	378,073,846
Matthews Pacific Tiger Fund	5,418,657,041	2,311,544,137	(492,608,099)	1,818,936,038
Matthews Asia ESG Fund	109,582,150	26,643,479	(8,893,196)	17,750,283
Matthews Asia Innovators Fund	1,451,588,323	106,753,279	(164,273,198)	(57,519,919)
Matthews China Fund	1,319,556,466	165,423,838	(159,893,191)	5,530,647
Matthews China Small Companies Fund	386,411,729	73,539,855	(77,929,683)	(4,389,828)
Matthews India Fund	563,581,630	248,918,327	(43,995,236)	204,923,091
Matthews Japan Fund	1,313,613,734	344,639,622	(114,911,492)	229,728,130
Matthews Korea Fund	96,783,016	40,119,084	(6,383,704)	33,735,380
Matthews Asian Growth and Income Fund	900,441,375	265,544,914	(85,713,862)	179,831,052
Matthews Asia Dividend Fund	3,555,109,628	1,406,290,397	(318,662,659)	1,087,627,738
Matthews China Dividend Fund	311,366,119	63,933,220	(31,382,090)	32,551,130
Matthews Asia Total Return Bond Fund	120,349,305	2,832,607	(11,925,164)	(9,092,557)
Matthews Asia Credit Opportunities Fund	45,881,324	770,224	(6,009,664)	(5,239,440)

9.	PUBLIC HEALTH EMERGENCY RISKS

Pandemics and other public health emergencies, including outbreaks of infectious diseases such as the current outbreak of the novel coronavirus (“COVID-19”), can result, and in the case of COVID-19 is resulting, in market volatility and disruption, and materially and adversely impact economic conditions in ways that cannot be predicted, all of which could result in substantial investment losses. Containment efforts and related restrictive actions by governments and businesses have significantly diminished and disrupted global economic activity across many industries. Less developed countries and their health systems may be more vulnerable to these impacts. The ultimate impact of COVID-19 or other health emergencies on global economic conditions and businesses is impossible to predict accurately. Ongoing and potential additional material adverse economic effects of indeterminate duration and severity are possible. The resulting adverse impact on the value of investment in the Funds could be significant and prolonged.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Matthews Asia Funds and Shareholders of each of the sixteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (constituting Matthews Asia Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Changes in Net Assets
Matthews Emerging Markets Equity Fund	For the year ended December 31, 2021	For the year ended December 31, 2021 and for the period April 30, 2020 (commencement of operations) to December 31, 2020
Matthews Asia Total Return Bond Fund Matthews Asia Credit Opportunities Fund	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Matthews Asian Growth and Income Fund
Matthews Asia Dividend Fund
Matthews China Dividend Fund
Matthews Asia Growth Fund
Matthews Pacific Tiger Fund
Matthews Asia ESG Fund
Matthews Asia Innovators Fund
Matthews China Fund
Matthews India Fund
Matthews Japan Fund
Matthews Korea Fund
Matthews Emerging Markets Small Companies Fund
Matthews China Small Companies Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, CA

February 25, 2022

We have served as the auditor of one or more investment companies in Matthews Asia Funds since 2007.

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Tax Information (unaudited)

For shareholders who do not have a December 31, 2021 tax year-end, this notice is for informational purposes. For the period January 1, 2021 to December 31, 2021, the Funds report the following items with regard to distributions paid during the period. All reports are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

1. Qualified Dividend Income

The Funds report a portion of the ordinary income distributed during the year ended December 31, 2021 as Qualified Dividend Income (“QDI”) as defined in the Internal Revenue code as follows:

QDI Portion
Matthews Emerging Markets Equity Fund	29.66%
Matthews Emerging Markets Small Companies Fund	7.79%
Matthews Asia Growth Fund	23.80%
Matthews Pacific Tiger Fund	33.77%
Matthews Asia ESG Fund	10.62%
Matthews Asia Innovators Fund	3.29%
Matthews China Fund	20.90%
Matthews China Small Companies Fund	1.95%
Matthews India Fund	61.54%
Matthews Japan Fund	57.83%
Matthews Korea Fund	90.08%
Matthews Asian Growth and Income Fund	35.45%
Matthews Asia Dividend Fund	40.18%
Matthews China Dividend Fund	33.80%
Matthews Asia Total Return Bond Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%

2. Dividends Received Deduction

The Funds report a Dividend Received Deduction pursuant to Section 854 of the Internal Revenue Code for the year ended December 31, 2021 as follows:

Matthews Emerging Markets Equity Fund	0.29%
Matthews Emerging Markets Small Companies Fund	0.00%
Matthews Asia Growth Fund	0.00%
Matthews Pacific Tiger Fund	0.63%
Matthews Asia ESG Fund	0.11%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.00%
Matthews China Small Companies Fund	0.00%
Matthews India Fund	0.00%
Matthews Japan Fund	0.00%
Matthews Korea Fund	0.00%
Matthews Asian Growth and Income Fund	2.25%
Matthews Asia Dividend Fund	0.00%
Matthews China Dividend Fund	0.00%
Matthews Asia Total Return Bond Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%

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Tax Information (unaudited) (continued)

3. Long-Term Capital Gain Distributions

The Funds report Long-Term Capital Gain distributions pursuant to Section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2021 as follows:

Long-Term Capital Gains
Matthews Emerging Markets Equity Fund	$1,417,656
Matthews Emerging Markets Small Companies Fund	3,384,935
Matthews Asia Growth Fund	63,070,895
Matthews Pacific Tiger Fund	1,266,276,724
Matthews Asia ESG Fund	4,875,006
Matthews Asia Innovators Fund	205,752,164
Matthews China Fund	92,804,375
Matthews China Small Companies Fund	17,070,757
Matthews India Fund	64,126,518
Matthews Japan Fund	144,657,130
Matthews Korea Fund	5,819,362
Matthews Asian Growth and Income Fund	88,919,370
Matthews Asia Dividend Fund	527,405,263
Matthews China Dividend Fund	23,068,869
Matthews Asia Total Return Bond Fund	177,347
Matthews Asia Credit Opportunities Fund	—

4. Foreign Taxes Paid

The Funds have elected to pass through to their shareholders the foreign taxes paid for year ended December 31, 2021 as follows:

	Foreign Source Income	Foreign Taxes Paid
Matthews Emerging Markets Equity Fund	$1,428,004	$104,536
Matthews Emerging Markets Small Companies Fund	3,144,603	403,743
Matthews Asia Growth Fund	—	—
Matthews Pacific Tiger Fund	123,110,556	14,451,578
Matthews Asia ESG Fund	1,292,100	172,101
Matthews Asia Innovators Fund	—	—
Matthews China Fund	21,548,213	1,264,198
Matthews China Small Companies Fund	8,721,723	201,504
Matthews India Fund	6,032,032	1,431,202
Matthews Japan Fund	23,260,332	3,342,043
Matthews Korea Fund	3,267,147	537,863
Matthews Asian Growth and Income Fund	31,850,381	2,829,371
Matthews Asia Dividend Fund	111,549,446	11,517,256
Matthews China Dividend Fund	13,978,555	462,435
Matthews Asia Total Return Bond Fund	6,023,440	76,622
Matthews Asia Credit Opportunities Fund	—	—

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Tax Information (unaudited) (continued)

5. Qualified Interest Income

The Funds report a portion of the net income dividends distributed during the year ended December 31, 2021, as Qualified Interest Income (QII), as defined in the Internal Revenue Code as follows:

QII Portion
Matthews Emerging Markets Equity Fund	0.08%
Matthews Emerging Markets Small Companies Fund	0.60%
Matthews Asia Growth Fund	0.20%
Matthews Pacific Tiger Fund	1.35%
Matthews Asia ESG Fund	0.00%
Matthews Asia Innovators Fund	0.00%
Matthews China Fund	0.12%
Matthews China Small Companies Fund	0.26%
Matthews India Fund	0.00%
Matthews Japan Fund	0.05%
Matthews Korea Fund	0.20%
Matthews Asian Growth and Income Fund	0.08%
Matthews Asia Dividend Fund	0.14%
Matthews China Dividend Fund	0.06%
Matthews Asia Total Return Bond Fund	2.42%
Matthews Asia Credit Opportunities Fund	0.02%

6. Qualified Short-Term Capital Gain Dividends

The Funds designate a portion of the short term capital gain dividends distributed during the year ended December 31, 2021, as Qualified Short Term Gain, as defined in the Internal Revenue Code as follows:

Short-Term Gains
Matthews Emerging Markets Equity Fund	100.00%
Matthews Emerging Markets Small Companies Fund	100.00%
Matthews Asia Growth Fund	100.00%
Matthews Pacific Tiger Fund	100.00%
Matthews Asia ESG Fund	100.00%
Matthews Asia Innovators Fund	100.00%
Matthews China Fund	100.00%
Matthews China Small Companies Fund	100.00%
Matthews India Fund	100.00%
Matthews Japan Fund	100.00%
Matthews Korea Fund	100.00%
Matthews Asian Growth and Income Fund	100.00%
Matthews Asia Dividend Fund	100.00%
Matthews China Dividend Fund	100.00%
Matthews Asia Total Return Bond Fund	0.00%
Matthews Asia Credit Opportunities Fund	0.00%

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Approval of Investment Advisory Agreement (unaudited)

The Funds, which are series of the Trust, have retained Matthews International Capital Management, LLC (“Matthews”) to manage their assets pursuant to an Investment Advisory Agreement dated as of February 1, 2016, as amended (the “Advisory Agreement”), which has been approved by the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” (“Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), as well as by the shareholders of each Fund in accordance with the requirements of the 1940 Act. Following an initial two-year term with respect to each Fund, the Advisory Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees, and, in either event, by a majority of the Independent Trustees of the Trust casting votes in person1 at a meeting called for that purpose (the “Annual 15(c) Process”).

At a meeting held on August 23-25, 2021 (the “Meeting”), the Board, including all of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term beginning February 1, 2022 with respect to each Fund.

At the Meeting and at a prior meeting of the Independent Trustees on August 19, 2021, the Board received and considered information (both written and oral) provided to assist it in the review of the Advisory Agreement and made assessments with respect to each Fund individually. The Independent Trustees were advised by independent legal counsel with respect to these matters. Prior to the August 19, 2021 meeting, a working group of Independent Trustees and independent legal counsel had met with representatives of Matthews on August 5, 2021 to review relevant information in connection with the Annual 15(c) Process. After the August 5, 2021 and August 19, 2021 meetings, the Independent Trustees asked Matthews to provide certain additional information and to respond to certain additional questions at the Meeting. The Independent Trustees then reviewed this supplemental information, which was provided prior to and at the Meeting. The Independent Trustees discussed the renewal of the Advisory Agreement with representatives of Matthews and among themselves in private sessions on various occasions at which no representatives of Matthews were present.

In addition, the Board received presentations about the Funds throughout the year from management. Among the information considered by the Board were responses to a detailed information request sent on behalf of the Independent Trustees by their independent legal counsel. Matthews furnished extensive information in response to this request with respect to many subjects relating to the Advisory Agreement and addressed many of the factors discussed below, including, but not limited to, information about the services provided by Matthews, its structure, organization, operations and personnel, the financial condition of Matthews and the profitability to Matthews from the Advisory Agreement, compliance procedures and resources, investment performance of the Funds, expenses of the Funds, brokerage and portfolio transactions, distribution and marketing of the Funds, shareholder services and relationships with intermediaries, and other information considered relevant.

In considering information relating to management fee levels, which the Board considers to be the advisory and administrative fees both separately and on a combined basis, the Board considered, among other things, information provided by Matthews as to Fund management services and fees as compared to advisory services and fees charged by Matthews to its institutional clients and pooled vehicles organized outside of the United States. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to appropriate peer groups of mutual funds, as well as performance data provided by Matthews with respect to unmanaged benchmarks and pooled vehicles or other accounts managed by Matthews with similar investment objectives and/or strategies to the Funds, as applicable. In doing so, the Trustees recognized and took into account that the specialized nature of the Funds made it sometimes difficult to fairly benchmark performance against peers.

The Independent Trustees also considered that they had previously engaged an Independent Consultant (“Independent Consultant”) with substantial industry experience in providing fund boards with analysis to assist them in their Annual 15(c) Process. The Independent Trustees considered the work and analysis performed by the Independent Consultant in that engagement to review the process for selecting appropriate peer groups for the Funds as helpful in their review for the Annual 15(c) Process. Furthermore, throughout the course of the year, the Board received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. The Board also took into account that, under the Administration and Shareholder Services Agreement, Matthews provides additional services to the Funds that are essential to the operation of the Funds and that, although Matthews is separately compensated under that agreement, these additional services are provided in connection with Matthews’ advisory relationship with the Funds.

In addition to the information furnished by Matthews, the Trustees were provided with a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Advisory Agreement and discussed these matters with their counsel.

1

Although the 1940 Act requires that approval of the continuance of the Advisory Agreement be approved by the in-person vote of a majority of the Independent Trustees, the August 23-25, 2021 meeting was held virtually in reliance on an order issued by the Securities and Exchange Commission, which provided temporary relief from the in-person meeting requirements in response to the COVID-19 pandemic.

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Approval of Investment Advisory Agreement (unaudited) (continued)

The Board’s consideration of all this information, both at the Meeting and throughout the year, as part of a systematic process that it has used. And continues to use, with regard to the annual 15(c) process.

The Trustees’ determinations at the Meeting were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Advisory Agreement with respect to each Fund, the Independent Trustees did not identify any single factor or particular piece of information that, in isolation, was controlling. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

1.	The nature, extent and quality of the services provided by Matthews under the Advisory Agreement.

The Trustees considered the overall financial strength and stability of Matthews and its ability to provide a high level and high quality of services to the Funds. The Trustees considered the experience and qualifications of the executive and portfolio management personnel at Matthews who are responsible for providing services to the Funds and who are responsible for the daily management of the Funds’ portfolios. The Trustees noted that Matthews has expanded its professional staff at both senior and junior levels over the past several years, but noted that Matthews had recently experienced some turnover at the senior executive and professional staff levels. They reviewed with Matthews the potential impact of such turnover and efforts undertaken to replace staff where appropriate and to otherwise minimize its impact on the Funds. They also reviewed Matthews’ employee retention strategies and recent personnel developments relevant to certain of the Funds. They discussed with Matthews efforts by Matthews to provide appropriate support to the Funds, including, but not limited to, appropriate back-up support for each Fund such as, but not limited to, ensuring that the portfolio management teams are fully staffed and succession plans are considered. In this regard they discussed with Matthews its efforts to develop and promote the use of knowledge platforms to help provide additional resources to portfolio managers. Among the improved capabilities noted by the Independent Trustees over the past several years are enhanced risk analytical resources and related professionals, including the appointment of a new Global Head of Risk and Compliance and ongoing enhancements to compliance, risk management, technology, business infrastructure, operations, marketing and client service, as well as enhancements to financial intermediary oversight and valuation practices.

The Trustees considered Matthews as well positioned to continue to provide high quality services to the Funds under various market conditions, as demonstrated by past periods of volatile and challenging securities markets that have caused either contracting revenues or rapidly expanding assets at different times, including the recent market volatility relating to the COVID-19 pandemic. The Trustees positively viewed Matthews’ emphasis on preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves.

As in past years, the Trustees considered the technical capabilities of Matthews, including the design and implementation of its disaster recovery and business continuity infrastructure. In this regard, the Trustees took into account the operation of Matthews’ business continuity plan during the current COVID-19 pandemic, the oversight it has provided to the operation of the business continuity plans of major Trust service providers, and Matthews’ reporting to the Board regarding all of these matters. The Trustees also considered the Chief Compliance Officer’s report regarding Matthews’ compliance resources, risk assessment and other compliance initiatives and programs. The Trustees concluded that Matthews has implemented a robust and diligent compliance process, and demonstrates a strong commitment to a culture of compliance. The Independent Trustees took into consideration Matthews’ description of its supervision of the activities of the Funds’ various service providers, as well as supporting the Independent Trustees’ responsibilities and requests and its responsiveness to questions and/or concerns raised by the Trustees throughout the year.

The Trustees noted the significant role played by Matthews with respect to the valuation of portfolio securities, including research and analysis related to fair valued securities and due diligence and oversight of pricing vendors. In particular the Trustees took into account the valuation work performed by Matthews in connection with securities that were principally traded on foreign markets that had been temporarily closed due to the COVID-19 pandemic.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the Advisory Agreement, and that the nature, overall quality, cost and extent of such management services are fully satisfactory.

2.	The investment performance of the Funds.

The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to appropriate peer funds, benchmark indices and to the extent they exist, Matthews’ similarly managed accounts, all for various periods ending June 30, 2021. The Trustees considered investment results in light of each Fund’s objective, strategies and market conditions, noting periods during which there were challenging investment conditions in various Asian markets. The Trustees also noted the difficulty of fairly benchmarking performance for certain of the Funds as well as the difficulty of establishing appropriate peer groups or benchmark indices for certain of the Funds because of the lack of other funds with a similar investment focus and of unmanaged benchmarks that closely match the Funds’ portfolios. The Independent Trustees reviewed information as to peer group selections presented by Broadridge and took into account the work previously done by the Independent Consultant in reviewing the peer group selection process.

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Approval of Investment Advisory Agreement (unaudited) (continued)

When reviewing the Funds’ performance against unmanaged benchmarks, the Trustees took into account that the Funds, because they are actively managed, may have significant differences in portfolio construction than unmanaged benchmarks as well as significant differences in objectives and risks. For these reasons, the Trustees also considered performance against peers as well as unmanaged benchmarks.

The Trustees reviewed each Fund’s performance on a case-by-case basis and noted that some Funds had outperformed their Performance Universe over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Performance Universe over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s long-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record was measured as of a specific ending date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions.

The Trustees discussed with Matthews the fact that certain periods of underperformance may be transitory while other periods of underperformance may be caused by factors that warrant further consideration. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that Matthews had provided an explanation for that performance and explained its reasons for maintaining a consistent investment philosophy. In addition, the Trustees recognized actions taken by Matthews from time to time in response to performance concerns, such as changes to members of a portfolio management team. A summary of each Fund’s performance track record is provided below.

For Matthews Pacific Tiger Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the five-year, ten-year and since-inception periods, but that the Fund’s performance ranked in the third quintile for the three-year period and the first quintile for the one-year period. The Trustees also noted that the Fund performed at or above the median of its peer group for the one-year, ten-year and since-inception periods and below that median for the three-year and five-year periods. The Trustees took into account, however, that because the peer universe for the Fund was small over the longer time periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger. The Board considered Matthews’ discussion regarding the factors contributing to the periods of underperformance and took into account changes implemented in the portfolio that had contributed to improved performance over the previous year.

For Matthews Asian Growth and Income Fund, the Trustees noted that the Fund has experienced difficult performance since inception, ranking in the fifth quintile and underperforming its peer group median for each of the one-year, three-year, five-year, ten-year and since-inception periods. The Trustees considered Matthews’ view as to reasons for the Fund’s underperformance, including discussing with management the diverse nature of the funds in the peer group. The Board also took into account changes implemented in the portfolio management team and in the construction of the portfolio that were designed to improve performance. The Board noted that recent short-term relative performance against the benchmark had improved and also noted that the Fund had generally experienced less volatility compared to the peer group.

For Matthews Korea Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for any time period; however, the Trustees noted that the Fund performed at or above the median of its peer group for the three-year, five-year, ten-year and since-inception periods and below that median for the one-year period. The Trustees took into account, however, that the peer universe for the Fund was very small, with only a few comparable funds and that, therefore, relative peer performance was less useful than if the peer universe were larger.

For Matthews China Fund, the Trustees noted that the Fund’s performance had ranked in the third quintile for the one-year period, second quintile for the three-year, ten-year and since-inception periods and the first quintile for the five-year period. The Trustees also noted that the Fund outperformed the median of its peer funds over each of those periods.

For Matthews Japan Fund, the Trustees noted that the Fund’s performance had ranked in the third quintile for the one-year period, in the second quintile for the three-year, ten-year and since-inception periods and in the fourth quintile for the five-year period. The Trustees also noted that the Fund outperformed the median of its peer funds over the three-year, ten-year and since inception periods and performed below that median for the one-year and five-year periods.

For Matthews Asia Innovators Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the five-year and since-inception periods, but that the Fund’s performance ranked in the first quintile for the one-year and three-year periods. The Trustees also noted that the Fund outperformed the median of its peer funds over each of those periods. The Trustees took into account, however, that because the peer universe for the Fund was small over the longer time periods, with only a few comparable funds, relative peer performance was of less use for those periods than if the peer universe were larger.

For Matthews Asia Growth Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the ten-year and since-inception periods, but that the Fund’s performance ranked in the first quintile for the one-year, three-year and five-year periods.

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Approval of Investment Advisory Agreement (unaudited) (continued)

The Trustees further noted that the Fund had strong performance over all time periods, outperforming the median of its peer group for the one-year, three-year, five-year, ten-year and since-inception periods. The Trustees took into account, however, that because the peer universe for the Fund was small over the longer time periods, relative peer performance was of less use for those periods than if the peer universe were larger.

For Matthews India Fund, the Trustees noted that the Fund ranked in the second quintile for the one-year period, fifth quintile for the three- and five-year periods and first quintile for the ten-year and since-inception periods. The Trustees further noted that the Fund outperformed the median of its peer group for the one-year, ten-year and since-inception periods and performed below that median for the three-year and five-year periods. The Trustees took into consideration Matthews’ discussions regarding the factors that had contributed to the Fund’s mid-term underperformance. They also considered management’s efforts in recent years to improve performance through changes in portfolio construction and noted the improved performance over the previous year.

For Matthews Asia Dividend Fund, the Trustees noted that the Fund outperformed the median of its peer group and ranked in the second quintile for each of the one-year, three-year, five-year, ten-year and since-inception periods. The Trustees took into account, however, that the peer universe for the Fund was small, with only a few comparable funds and that therefore relative peer performance was of less use than if the peer universe were larger.

For Matthews Emerging Markets Small Companies Fund (formerly the Matthews Asia Small Companies Fund), the Trustees noted that the Fund ranked in the third quintile of its peer group for the one-year period, the first quintile for the three-year and since-inception periods and the second quintile for the five-year period. The Trustees further noted that the Fund had outperformed the median of its peer group for each of those periods. The Trustees also considered that the Fund’s name and principal investment strategy had changed effective April 30, 2021, and that the Matthews Emerging Asia Fund was reorganized into the Fund at that time.

For Matthews China Dividend Fund, the Trustees noted that the Fund ranked in the third quintile of its peer group over the one-year and three-year periods, the second quintile for the five-year period and first quintile for the ten-year and since-inception periods. The Trustees also noted that the Fund had underperformed its peer group median for the one-year and three-year periods but outperformed its peer group median for the five-year, ten-year and since-inception periods. The Trustees took into consideration Matthews’ discussions regarding the factors that had contributed to the recent underperformance and also took into account changes implemented in the portfolio that were designed to improve performance, noting that one-year performance had improved from fourth to third quintile as compared to the previous year’s rankings.

For Matthews China Small Companies Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for any time period; however, the Trustees noted that the Fund’s performance was at or above the median of its peer group for the one-year, three-year and since-inception periods. The Trustees took into account, however, the very small size of the peer group, with only three funds in the peer group and that, therefore, relative peer performance was less useful than if the peer universe were larger.

For Matthews Asia Total Return Bond Fund, the Trustees noted that the Fund’s performance had ranked in the fifth quintile for the one-year period, the fourth quintile for the three-year and since-inception periods and the second quintile for the five-year period. The Trustees noted that the Fund had outperformed the median of its peer group for the five-year period but performed below that median for the one-year, three-year and since-inception periods. The Trustees recognized that the peer groups included mostly broader emerging market hard currency debt funds not focused on Asia, making the peer group less useful in comparing relative performance than if their principal investment strategies were more closely aligned with the Fund’s investment focus. The Trustees also considered that the Fund’s name and principal investment strategy had changed effective January 31, 2020.

For Matthews Asia ESG Fund, the Trustees noted that there were not enough funds in the peer universe to assign quintile performance for the five-year and since-inception periods, but that the Fund’s performance ranked in the first quintile for the one-year and three-year periods. The Trustees further noted that the Fund had outperformed its peer group median for each of those periods. The Trustees noted that the peer group funds did not have a similar ESG strategy as the Fund.

For Matthews Asia Credit Opportunities Fund, the Trustees noted that the Fund’s performance ranked in the fifth quintile for the one-year and three-year periods and in the second quintile for the five-year and since-inception periods. The Trustees also noted that the Fund had outperformed the peer group median for the five-year and since-inception periods but had underperformed that median for the one-year and three-year periods. The Trustees took into consideration Matthews’ discussions regarding the factors that had contributed to the shorter-term underperformance. The Trustees took into account, however, that the peer universe for the Fund was small, with only a few comparable funds, and that therefore relative peer performance was of less use than if the peer universe were larger.

For Matthews Emerging Markets Equity Fund, the Trustees noted that the Fund’s performance ranked in the first quintile for the one-year and since-inception periods. The Trustees also noted that the Fund had outperformed the peer group median for both of those periods.

After review, the Trustees concluded that each Fund’s overall performance was satisfactory or was being addressed as needed. The Trustees also reviewed Matthews’ trading policies

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Approval of Investment Advisory Agreement (unaudited) (continued)

and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted the relatively low turnover rates in many of the equity Funds and Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

3.	The extent to which Matthews realizes economies of scale as the Funds grow larger and whether Fund investors benefit from any economies of scale.

The Trustees first noted the substantial work done over the years between the Board and Matthews to establish fee structures for both the Advisory Agreement and other agreements that recognize the sharing of economies of scale that can arise as assets in the Funds grow through the use of breakpoints. In particular, they noted that the management fee structure contains breakpoints for the group-priced Funds as well as for certain individually priced Funds. That structure enhances the ability of the Funds and their shareholders to benefit from past and potential future economies of scale. They discussed the structure and level of these breakpoints and concluded that they continue to be appropriate given the sizes of the Funds and potential future growth. The Trustees further noted that additional economies of scale have been and will continue to be shared with shareholders of the Funds through fee waivers and/or expense reimbursements pursuant to the Operating Expenses Agreement, fee waivers pursuant to the Fee Waiver Agreement, and the breakpoints in the fees payable under the Services Agreement. As another example of economies of scale, the Trustees noted that Matthews was successful in negotiating lower fees with the Funds’ custodian, first in 2014 and again in 2020, resulting in additional savings to the Funds.

The Trustees next discussed Matthews’ ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Funds, noting that all these endeavors are a means by which Matthews is sharing economies of scale with the Funds and their shareholders through reinvestment in products and services that are designed to benefit the Funds and their shareholders. The Trustees considered the new personnel hired over recent years, as well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. The Trustees also recognize that the Funds’ total assets have fluctuated, especially in certain strategies. Those fluctuations affect any economies of scale that could be enjoyed. As a result, the Trustees remain satisfied about the extent to which economies of scale have been and will continue to be shared with the Funds and their shareholders.

4.	The costs of the services provided by Matthews and others.

The Trustees considered the management fees and total fees and expenses of each Fund in comparison to the management and advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Trustees reviewed information developed by Broadridge as to appropriate peer groups for each Fund for these purposes and took into account the work previously done by the Independent Consultant in reviewing these peer groups. The Board placed greater emphasis on management fees, which include both advisory and administrative fees, as the basis of comparison rather than advisory fees alone.

The Trustees considered both the gross management fee rates charged by Matthews, as well as the effective management fee rates after taking into consideration the fees waived and expenses reimbursed pursuant to the Operating Expenses Agreement and the Fee Waiver Agreement. The Trustees considered that the contractual advisory rates (excluding administrative services) for the Funds were generally very competitive and often lower than those of the relevant peer group averages. The Trustees also considered that the total expense ratios paid by shareholders of the Funds, which are most representative of a shareholder’s net investment results, were also very competitive, with all but the relatively newer or smaller Funds ranking below the peer group averages. The Trustees noted that Matthews’ continued efforts in recent years had resulted in, for many of the Funds, reduced expenses over time. The Trustees also noted that, as an example of those efforts, in 2019 the Advisor had agreed to lower the level of the expense cap for the Institutional Class of each Fund (other than the Matthews Asia Total Return Bond Fund and Matthews Asia Credit Opportunities Fund) by 5 basis points to 1.20%, thereby effectively lowering the expenses for the Investor Class of those Funds by the same amount. The Trustees also noted that all Funds, except for the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Small Companies Fund, Matthews China Small Companies Fund, Matthews Asia ESG Fund, Matthews Total Return Bond Fund and Matthews Asia Credit Opportunities Fund, are currently running below their existing expense caps but that they have downside protection in the event that their assets decrease. The Trustees further noted that the Advisor had further lowered the expense cap for the Institutional Class of the Matthews Emerging Markets Small Companies Fund by an additional 5 basis points to 1.15% effective April 30, 2021.

The Trustees also compared Matthews’ advisory fees with those of Matthews’ separate accounts and other investment products, noting that the Funds’ advisory expenses were not disadvantageous (not being substantially higher than the separate accounts’ rates). The Trustees agreed that advisory fees for the Funds appeared to be appropriate in comparison and taking into account the differences in services between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities.

The Trustees’ overall assessment with respect to each Fund was that, taking into account the considerations noted below, the contractual advisory fee rates, the total expense ratio, and the effective or net advisory fee rates were fair and reasonable.

For the Matthews Asia Total Return Bond Fund and the Matthews Asia Credit Opportunities Fund, actual management fees were above the peer group medians, but the contractual management fees were below the peer group medians. The

162	MATTHEWS ASIA FUNDS

Approval of Investment Advisory Agreement (unaudited) (continued)

Trustees noted that in 2018 Matthews had agreed to a reduction in its advisory fee rate from 0.65% to 0.55% and to forego recovery of any fees waived prior to that reduction.

For the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund, both the actual management fees and contractual management fees were above the peer group medians. The Trustees considered that these Funds each had breakpoints in its management fee schedule and noted that in 2019 the Advisor had recommended, and the Trustees agreed, to remove redemption fees from the Matthews Emerging Markets Small Companies Fund and Matthews China Small Companies Fund in order to promote asset growth and realize economies of scale.

For the Matthews Korea Fund, Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Asia Innovators Fund, Matthews Emerging Markets Equity Fund, Matthews Asia Growth Fund, Matthews Asia Dividend Fund and Matthews Asia ESG Fund, the actual management fees were equal to or above peer group medians, but the contractual management fees were near or below the peer group medians. For the Matthews Japan Fund, both the actual management fees and contractual management fees were above the peer group medians.

For the Matthews China Fund, Matthews India Fund and Matthews China Dividend Fund, both the actual management fees and the contractual management fees were below the respective peer group medians.

5.	The profits to be realized by Matthews and its affiliates from the relationships with the Funds.

The Trustees reviewed information provided by Matthews regarding the costs of sponsoring and operating the Funds and information regarding the profitability to Matthews of the Advisory Agreement both on a fund-by-fund basis and overall for the family of Funds. In considering profitability, the Trustees discussed and considered the methodology employed by Matthews in calculating profit margins but also considered other elements relevant to discussions of profitability, such as the entrepreneurial risk undertaken by Matthews in sponsoring and maintaining the Funds and risks associated with commitments to maintain Fund expense ratios. The Trustees also reviewed information provided regarding the structure and manner in which Matthews’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered Matthews’ willingness to invest in technology, infrastructure and professional staff to reinforce and offer services and to accommodate changing regulatory requirements and industry practices.

The Trustees discussed with Matthews the recent growth in profitability experienced in 2020 and the reasons for such growth, noting that many of the causes appeared to be one-time events. They considered Matthews views that this rate of growth was not expected to continue, and that profitability was expected to return to historic levels in the near future. The Trustees noted that Matthews appeared to be sufficiently profitable to operate as a viable investment management firm, able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with fluctuations in asset levels in some prior years, volatility in revenues and profitability could be expected from time to time in the future, but they also noted the continued expenditures on personnel and other resources. The Board also considered information relating to the profitability of a limited number of publicly traded investment advisers, although the Board noted that this information was of limited utility because it was comprised of a limited universe of advisers, did not provide any information as to how profitability was determined and did not limit profitability analysis to the performance of advisory services to registered investment companies. The Board further noted that these advisers differed significantly from Matthews because they were not solely dedicated to investment in the Asian markets.

Based on information received, the Trustees noted that Matthews’ overall profitability from the Advisory Agreement appeared not to be excessive at the current time, whether considered inclusive or exclusive of distribution costs.

6.	Ancillary benefits.

The Trustees requested and received from Matthews information concerning other benefits received by Matthews as a result of its respective relationship with the Funds, including various service arrangements with Matthews. These potential benefits included, among other things, the use of soft dollars as well as potential benefits resulting from the structure of compensation arrangements between the Trust, the Adviser and financial intermediaries in the areas of shareholder servicing and sub-transfer agency services. The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

7.	Conclusions.

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement was fair and reasonable with respect to each Fund and its shareholders, and that the renewal of the Advisory Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

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Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry.

The Board of Trustees (the “Board”) of the Matthews International Funds, (the “Funds”) met on November 15-17, 2021 (the “Meeting”) to review the Liquidity Risk Management Program (the “Program”) of the Funds, in accordance with the requirements of the Liquidity Rule. The Board has appointed the Liquidity Risk Management Committee (“LRMC”), a sub-committee of the Enterprise Risk Management Committee of Matthews International Capital Management, LLC, as Program Administrator.

At the Meeting, the LRMC provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report included a Portfolio Liquidity Profile of each Fund as of October 29, 2021. The Report also discussed the factors and assumptions considered in establishing a Fund’s HLIM and Reasonably Anticipated Trading Size (“RATS”) and noted that the LRMC is not proposing any changes to the current HLIM or RATS for each Fund.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the LRMC concluded that based on the operation of the functions, as described in the Report, the Program is adequately designed and implemented and is operating effectively pursuant to the requirements of the Liquidity Rule.

164	MATTHEWS ASIA FUNDS

Trustees and Officers of the Funds (unaudited)

The operations of each Fund are under the direction of the Board of Trustees. The Board of Trustees establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for the day-to-day operations of the Funds. The Statement of Additional Information, which includes additional information about Fund Trustees, is available without charge by calling 800.789.2742 or by visiting the Funds’ website, matthewsasia.com. The Trustees and executive officers of the Funds, their year of birth, business address, principal occupations during the past five years and other trusteeships/directorships are set forth below:

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

GALE K. CARUSO Born 1957 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chair of the Board of Trustees and Trustee	Trustee since 2015, Vice Chair (2021), and Chair of the Board since 2022	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	16	Trustee (since 2006), Pacific Select Fund (57 Portfolios) and Pacific Funds Series Trust (39 Portfolios); Director (2005–2012), Make-A-Wish Foundation of Maine; Director (2005–2009), LandAmerica Financial Group, Inc.

TOSHI SHIBANO Born 1950 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2003	Faculty (since 2000), General Electric’s John F. Welch Leadership Center; President (since 1995), Executive Financial Literacy, Inc. (financial executive development programs); Faculty Director and Executive Education Lecturer (1995–2016), Center for Executive Education, Haas School of Business, UC Berkeley; Adjunct Professor (2000–2011), Columbia Graduate School of Business; Associate Professor (2001–2005), Thunderbird School of Global Management; Visiting Assistant Professor (2000), Stanford Graduate School of Business; Assistant Professor (1995–2000), University of Chicago Graduate School of Business; Assistant Professor (1988–1995), Haas School of Business, UC Berkeley.	16

RHODA ROSSMAN Born 1958 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2006	Council Member (since 2019), California Catastrophe Response Council; Vice President, Corporate Investment Officer (2007–2010), Senior Vice President and Treasurer (2003–2007), The PMI Group, Inc. (mortgage insurer).	16

JONATHAN F. ZESCHIN Born 1953 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Trustee since 2007 and Chair of the Board 2014–2021	Partner (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	16	Trustee (2019), Russell Investment Funds (9 portfolios) and Russell Investment Company (32 portfolios).

RICHARD K. LYONS Born 1961 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2010	Chief Innovation and Entrepreneurship Officer (since 2020), UC Berkeley; Dean (2008–2018), Haas School of Business, UC Berkeley; Chief Learning Officer (2006–2008), Goldman Sachs (investment banking and investment management).	16	Trustee (since 2018), Syntax ETF Trust; Trustee (2001–2006), Barclays Global Investor Funds and Master Investment Portfolios (15 Portfolios); Trustee (2000–2006), iShares, Inc. (24 Portfolios) and iShares Trust (over 70 Portfolios); Trustee (1994–2006) and Chairman of the Board (2000–2006), Matthews Asia Funds (9 Portfolios).

1	Each Trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

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Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INDEPENDENT TRUSTEES

CHRISTOPHER LEE Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee	Since 2015	Consultant and Associate Professor (since 2017), Hong Kong University of Science and Technology; Lecturer (part-time) (2013–2019), The Chinese University of Hong Kong; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Managing Director, Asia Region, and Head of Global Markets Investment Products & db-X (2010–2012), Deutsche Bank AG (financial services); Managing Director, Equity Risk Management Products, and Head of Intermediary Business (2002–2010), UBS AG (financial services); Vice President, Global Markets & Investment Bank (2000–2002), Vice President, International Private Clients Group (1997–2000), Associate, Debt and Equity Markets Group (1995–1997), Merrill Lynch & Co., Inc. (brokerage and investment management).	16	Director (since 2017), Hong Kong Securities and Investment Institute; Director (2013–2018), Asian Master Funds (Australia) (1 Portfolio); Trustee (since 2013), African Wildlife Foundation; Trustee (2010–2016), Oakland Museum of California.

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships (number of portfolios) Held by Trustee
INTERESTED TRUSTEES[2]

WILLIAM J. HACKETT Born 1967 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and President	President since 2008 and Trustee since 2015	Director (since 2016), Chief Executive Officer (since 2009), President (since 2008) and Secretary (2007–2016), Matthews (investment management); President (2013–2017), Matthews A Share Selections Fund, LLC (registered investment company); Director (2010–2020), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2010), Matthews Global Investors (Hong Kong) Limited (investment management); Partner (2002–2007), Deloitte & Touche, LLP (accounting).	16	Chairman (2010–2021), Director (since 2009), Matthews Asia Funds SICAV (Luxembourg) (12 Portfolios); Director (since 2009), Matthews Asian Selections Funds, PLC (Ireland) (1 Portfolio).

ROBERT J. HORROCKS, PhD Born 1968 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Trustee and Vice President	Vice President since 2009 and Trustee since 2018	Chief Investment Officer (since 2009), Director of Research (2008–2009), Matthews (investment management); Head of Research (2006–2008), Mirae Asset Management (investment management); Chief Investment Officer (2003–2006), Everbright Pramerica (investment management).	16	None

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.
2	A trustee is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in the Advisor or an office held with the Trust or the Advisor.

166	MATTHEWS ASIA FUNDS

Name, Year of Birth, Address and Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Other Trusteeships/ Directorships (number of portfolios) Held by Officer
OFFICERS WHO ARE NOT TRUSTEES

JOHN P. McGOWAN Born 1964 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President and Secretary	Since 2005	Head of Fund Administration (since 2009), Chief Administrative Officer (2007–2008), Chief Operating Officer (2004–2007), Matthews (investment management); Vice President and Secretary (2013–2017), Matthews A Share Selections Fund, LLC (registered investment company); Director (since 2010), Matthews Asia Funds SICAV (Luxembourg) (investments); Director (2010–2020), Matthews Global Investors S.à r.l. (Luxembourg) (investment management); Director (since 2004), Matthews Asian Selections Funds, PLC (Ireland) (investments).	Director, Matthews Asian Selections Funds Plc (1 Portfolio); Director, Matthews Asia Funds SICAV (Luxembourg) (12 Portfolios).

SHAI A. MALKA Born 1973 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Treasurer	Since 2005	Vice President of Fund Accounting and Operations (since 2010), Senior Manager of Fund Accounting and Operations (2004–2009), Matthews (investment management); Treasurer (2013–2017), Matthews A Share Selections Fund, LLC (registered investment company).	None

DAVID MONROE Born 1963 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Vice President	Since 2014	General Counsel (since 2015), Deputy General Counsel (2014), Matthews (investment management); Chief Legal Officer (2006–2013), Nikko Asset Management Co., Ltd. (investment management).	None

GAZALA KHAN Born 1969 Four Embarcadero Center Suite 550 San Francisco, CA 94111 Chief Compliance Officer and Anti-Money Laundering Officer	Since 2019	Chief Compliance Officer and Anti-Money Laundering Officer (since 2019), Matthews Asia Funds (registered investment company); Chief Compliance Officer (2009–2019), Goldman Sachs Trust and Variable Insurance Trust (registered investment company).	None

1	Each trustee serves for an indefinite term, until retirement age or until his/her successor is elected. Officers serve at the pleasure of the Board of Trustees.

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Matthews Asia Funds

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA

CUSTODIAN

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

	ACCOUNT SERVICES Matthews Asia Funds P.O. Box 9791 Providence, RI 02940 800.789.ASIA LEGAL COUNSEL Paul Hastings LLP 101 California Street, 48th Floor San Francisco, CA 94111	ADMINISTRATOR & TRANSFER AGENT BNY Mellon 301 Bellevue Parkway Wilmington, DE 19809

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, Pennsylvania

Matthews Asia Funds are distributed in Latin America by Picton S. A.

AR-1221

(b)	Not applicable

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)

As of the end of the period covered by the report, the registrant’s board of directors has determined that the registrant has four audit committee financial experts serving on its audit committee, Christopher F. Lee, Toshi Shibano, Jonathan F. Zeschin, and Richard K. Lyons, each of whom is “independent.”

(b)

Mr. Lee is an associate professor (part-time) of science practice in financial mathematics at the Hong Kong University of Science & Technology where he teaches courses in capital markets and risk management. In addition, Mr. Lee was the chairman and currently is a member of the Audit Committee of Hong Kong Securities and Investment Institute (HKSI). HKSI conducts all the licensing examinations and professional development of securities professionals in Hong Kong. Since HKSI receives funding from the Securities and Futures Commission and the Financial Services & Treasury Bureau of Hong Kong, the Audit Committee must provide the oversight in selecting professional auditing firms and preparing annual financial reports that are in compliance with government rules and regulations. Furthermore, Mr. Lee has served as a member of the Audit Committee at other large organizations such as the Oakland Museum of California and the Washington DC based African Wildlife Foundation. Mr. Lee was designated as Chair of the Audit Committee of Matthews International Funds on November 19, 2020.

Prof. Shibano has served on business school faculties at Columbia Graduate School of Business, Stanford Graduate School of Business, the University of Chicago School of Business, and the Haas School of Business at University of California, Berkeley. Prof. Shibano has extensive experience in executive education worldwide (Hong Kong, Taiwan, Singapore, Japan, Thailand, India, Brazil, Finland, England, France, Italy, Belgium, Dubai, and Mexico) and has developed innovative new programs in financial analysis, management control systems and strategy implementation. He served at the UC Berkeley Center for Executive Education as a Faculty Director and Executive Education Instructor. He also served as a member of the Faculty of the General Electric Corporate Leadership Development Center. He is President of Executive Financial Literacy, Inc., providing financial education to worldwide corporations.

Prof. Shibano has published in the Journal of Accounting Research, the Journal of Accounting and Economics, the Rand Journal of Economics, and the Journal of Applied Corporate Finance, on the topics of strategic audit risk, accounting standard setting, international accounting standards, tax minimization, foreign currency risk management, and organizational structure. He has reviewed current research in accounting at the Journal of Accounting Research, Journal of Accounting and Economics, and other academic journals both for use in instruction of courses and for internal faculty evaluation. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities on the educational faculties referenced above. Prof. Shibano received his PhD at the Stanford Graduate School of Business and his MBA from the Haas School at UC Berkeley, earning the highest academic honors in both programs. Prof. Shibano has gained additional accounting expertise as a member and former Chair of the Audit Committee of Matthews International Funds.

Mr. Zeschin is Partner of Essential Investment Partners, LLC, a wealth management and investment advisory firm. He is also the portfolio manager for that firm’s Essential Growth Portfolio. Essential Investment Partners, LLC succeeded to the business of Essential Advisers, Inc. Prior to forming Essential Advisers, Inc., Mr. Zeschin held senior executive positions with Founders Asset Management, Inc., Invesco Funds Group, and Stein Roe & Farnham, Inc. Mr. Zeschin holds a Masters of Management from the Kellogg School at

Northwestern University, with majors in Finance and Marketing, and a Bachelor in Business Administration in Accounting with distinction from the University of Michigan. He holds a Certified Public Accountant license from the state of Colorado and is a Certified Financial Planner certificant. Mr. Zeschin is a former chair of the ICI’s Accounting Treasurer’s Committee and a former member of the AICPA Investment Companies committee. Mr. Zeschin was previously the chairman of the Board of Trustees of two NYSE listed closed-end funds. He has served on the audit committees of mutual fund boards since 2002. He has experience analyzing and evaluating financial statements at the appropriate level of complexity through his professional activities referenced above. Mr. Zeschin has gained additional accounting expertise as a member of the Audit Committee of Matthews International Funds.

Mr. Lyons is a Professor of Finance and Economics at the Haas School of Business at the University of California, Berkeley, and has served as the university’s Chief Innovation and Entrepreneurship Officer since 2020. Mr. Lyons oversaw the accounting and finance functions at the Haas School of Business when he served as Dean from 2008 to 2018. From 2006 to 2008 Mr. Lyons was on leave from UC Berkeley to serve as Chief Learning Officer at Goldman Sachs. In that role he interacted regularly with the leadership of the Securities Division, which oversees all Sales and Trading at Goldman Sachs. His teaching is primarily in International Finance and Currency Markets in both the MBA and Master’s in Financial Engineering programs. These courses include content on international accounting standards. His research for over two decades has been on the functioning of currency markets and, more recently, on the functioning of cryptocurrency markets.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $569,330 in 2020 and $563,120 in 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2020 and $0 in 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $ 155,322 in 2020 and $140,800 in 2021. Tax fees include services provided by the principal accountant for tax return preparations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2020 and $0 in 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Auditor Services.

Pre-Approval Requirements. Before the Auditor is engaged by the Trust to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve all audit related services and permissible non-audit services (e.g., tax services) to be provided to the Trust; or

(ii)

The Audit Committee shall establish policies and procedures governing the Auditor’s engagement. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this Section 4(e) shall be presented to the full Audit Committee at its next scheduled meeting.

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Pre-Approval of Non-Audit Services Provided to the Adviser and Certain Control Persons. With respect to services that have a direct impact on the operations or financial reporting of the Trust, the Audit Committee shall pre-approve all such non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

Application of De Minimis Exception: The de minimis exceptions set forth above under Section 4(e)(ii) apply to pre-approvals under this Section 4(e)(iii) as well, except that the “total amount of revenues” calculation for Section 4(e)(iii) services is based on the total amount of revenues paid to the Auditor by the Trust and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable

(c) Not Applicable

(d) Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $ 564,492 in 2020 and $574,638 in 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Matthews International Funds

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Hackett
William J. Hackett, President
(principal executive officer)

Date	March 9, 2022

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer
(principal financial officer)

Date	March 9, 2022

*	Print the name and title of each signing officer under his or her signature.